UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
ALAUNOS THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT DATED NOVEMBER 13, 2026 – SUBJECT TO COMPLETION

ALAUNOS THERAPEUTICS, INC.

501 E. Las Olas Blvd., Suite 300

Fort Lauderdale, FL 33301

(346) 355-4099

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held     , 2027

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Alaunos Therapeutics, Inc. (the “Company”) will be held virtually, via live webcast at      on     , 2027 at    a.m. Eastern Time. The purpose of the Special Meeting is the following:

1.

To approve, in accordance with Nasdaq Listing Rules 5635(a) and 5635(b), the issuance of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), upon conversion of the Company’s Series B Non-Voting Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), and the Company’s Series C Non-Voting Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”) (the “Conversion Proposal” or “Proposal No. 1”);

2.

To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to increase the number of authorized shares of Common Stock from 50,000,000 to 400,000,000 (the “Authorized Share Increase” and such proposal, the “Authorized Share Increase Proposal” or “Proposal No. 2”);

3.

To approve an amendment to the Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of Common Stock at a ratio of one new share for every two shares and one new share for every ten shares (or any number in between), as determined by the Board of Directors with the consent of the Lead Investor (as defined below) (the “Reverse Stock Split” and such proposal, the “Reverse Stock Split Proposal” or “Proposal No. 3” and, together with Proposal No. 2, the “Charter Amendment Proposals”);

4.

To approve (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion (“Proposal No. 4A”) and, by way of special resolution, (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by way of continuation and (ii) the adoption of the memorandum and articles of association of the Company (the “Cayman Articles”), substantially in the form attached as Annex D to this proxy statement (“Proposal No. 4B” and together with Proposal No. 4A, the “Redomestication Proposal” or “Proposal No. 4”);

5.

To approve, on a non-binding, advisory basis, four separate governance proposals relating to certain material differences between the Certificate of Incorporation and the Company’s bylaws, on the one hand, and the Cayman Articles, on the other hand (collectively, the “Advisory Organizational Documents Proposals” or “Proposal No. 5”):

a.	Providing for a classified board of directors divided into three classes with staggered three-year terms (“Advisory Organizational Documents Proposal A”);

b.	Providing that any director may be removed from office only for cause, by a special resolution (being the affirmative vote of not less than two-thirds of the votes cast at an annual general

i

meeting or general meeting), subject to the rights of holders of any series of preferred shares to remove directors (“Advisory Organizational Documents Proposal B”);

c.

Providing for the exculpation of officers to the same extent as directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy (“Advisory Organizational Documents Proposal C”);

d.

Providing that any action required or permitted to be taken at an annual general meeting or general meeting may be taken without a meeting only by a resolution in writing approved by all of the shareholders entitled to vote thereon (“Advisory Organizational Documents Proposal D”);

6.	To approve the Alaunos Therapeutics, Inc. 2027 Equity Incentive Plan (the “Equity Incentive Plan Proposal” or “Proposal No. 6”);

7.	To approve the Alaunos Therapeutics, Inc. 2027 Employee Stock Purchase Plan (the “ESPP Proposal” or “Proposal No. 7”); and

8.

To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, 6 and/or 7 (the “Adjournment Proposal” or “Proposal No. 8”).

Only the Company’s stockholders of record at the close of business on     , 2026 will be entitled to vote at the Special Meeting and any adjournment or postponement thereof.

Your vote is important. Whether or not you are able to attend the Special Meeting, it is important that your shares be represented. It is important that you retain a copy of the control number found on the proxy card, voting instruction form or Notice, as such number will be required in order for stockholders to gain access to the virtual meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to virtually attend the Special Meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card.

If you are a registered holder and have questions about your stock ownership, you may contact our transfer agent, Equiniti Trust Company, LLC, by email through its website at https://www.equiniti.com or by phone at (929) 502-2760. If you have any questions about submitting your proxy or require assistance, please contact our proxy solicitor, Innisfree M&A Incorporated (“Innisfree”):

Stockholders may call toll free: (877) 750-8310

Banks and Brokers may call collect: (212) 750-5833

Thank you for your ongoing support and continued interest in Alaunos Therapeutics, Inc.

By order of the Board of Directors,

Holger Weis

Chief Executive Officer

Fort Lauderdale, Florida     , 2026

YOUR VOTE IS IMPORTANT

WE CURRENTLY PLAN TO HOLD THE SPECIAL MEETING VIA LIVE WEBCAST. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY BY INTERNET, TELEPHONE OR BY MAIL. FOR ADDITIONAL INSTRUCTIONS ON VOTING BY TELEPHONE OR THE INTERNET, PLEASE REFER TO YOUR PROXY CARD.

TO VOTE AND SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE ONLINE DURING THE SPECIAL MEETING. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR ACCOUNT MANAGER TO VOTE YOUR SHARES.

IT IS IMPORTANT THAT YOU RETAIN A COPY OF THE CONTROL NUMBER FOUND ON THE PROXY CARD, VOTING INSTRUCTION FORM OR NOTICE, AS SUCH NUMBER WILL BE REQUIRED IN ORDER FOR STOCKHOLDERS TO GAIN ACCESS TO THE VIRTUAL MEETING.

*	To be filed with the definitive proxy statement.

v

ALAUNOS THERAPEUTICS, INC.

501 E. Las Olas Blvd., Suite 300

Fort Lauderdale, FL 33301

(346) 355-4099

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on  , 2027

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about the Special Meeting of Stockholders of Alaunos Therapeutics, Inc. (the “Special Meeting”), which will be held virtually, via live webcast at on , 2027 at a.m. Eastern Time. The board of directors of Alaunos Therapeutics, Inc. (the “Board of Directors”) is using this proxy statement to solicit proxies for use at the Special Meeting. In this proxy statement, the terms “Alaunos,” “the Company,” “we,” “us,” and “our” refer to Alaunos Therapeutics, Inc. The mailing address of our principal executive offices is Corporate Secretary, Alaunos Therapeutics, Inc., 501 E. Las Olas Blvd., Suite 300, Fort Lauderdale, FL 33301.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of the Board of Directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

At the Special Meeting:

1.

Alaunos will ask its stockholders to approve, in accordance with Nasdaq Listing Rules 5635(a) and 5635(b), the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock, each issued in October 2026;

2.	Alaunos will ask its stockholders to approve an amendment to its Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 400,000,000;

3.

Alaunos will ask its stockholders to approve an amendment to its Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of Common Stock at a ratio of one new share for every two shares and one new share for every ten shares (or any number in between), as determined by the Board of Directors with the consent of the Lead Investor (as defined below);

4.

Alaunos will ask its stockholders to approve (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion and (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by way of continuation and (ii) the adoption of the Cayman Articles;

5.

Alaunos will ask its stockholders to approve, on a non-binding, advisory basis, four separate governance proposals relating to certain material differences between its Certificate of Incorporation and bylaws, on the one hand, and the Cayman Articles, on the other hand;

a.	Providing for a classified board of directors divided into three classes with staggered three-year terms (“Advisory Organizational Documents Proposal A”);

b.

Providing that any director may be removed from office only for cause, by a special resolution (being the affirmative vote of not less than two-thirds of the votes cast at an annual general meeting or general meeting), subject to the rights of holders of any series of preferred shares to remove directors (“Advisory Organizational Documents Proposal B”);

c.

Providing for the exculpation of officers to the same extent as directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy (“Advisory Organizational Documents Proposal C”);

d.

Providing that any action required or permitted to be taken at an annual general meeting or general meeting may be taken without a meeting only by a resolution in writing approved by all of the shareholders entitled to vote thereon (“Advisory Organizational Documents Proposal D”);

6.	Alaunos will ask its stockholders to approve the Alaunos Therapeutics, Inc. 2027 Equity Incentive Plan;

7.	Alaunos will ask its stockholders to approve the Alaunos Therapeutics, Inc. 2027 Employee Stock Purchase Plan; and

8.	Alaunos will ask its stockholders to approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, 6 and/or 7.

After careful consideration, the Board of Directors has approved the proposals referred to above, and has determined that they are advisable, fair and in the best interests of Alaunos’ stockholders. Accordingly, the Board of Directors recommends that stockholders vote “FOR” each of the proposals set forth above.

Your vote is important. Whether or not you expect to virtually attend the Special Meeting, please vote by Internet or telephone following the instructions on the accompanying proxy card, or sign, date and promptly return the proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the Special Meeting. If you hold your shares in “street name” through a broker, you should follow the procedures provided by your broker.

This proxy statement is dated      , 2026 and is first being mailed to stockholders on or about      , 2026.

OVERVIEW

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following section provides answers to frequently asked questions about the Special Meeting. This section, however, only provides summary information. These questions and answers may not address all issues that may be important to you as a stockholder. You should carefully read this entire proxy statement, including each of the annexes.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about    , 2026, we will begin mailing our proxy materials, including the Notice of the Special Meeting, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form.

When and where will the Special Meeting take place?

We will be hosting the Special Meeting via live webcast only. The Special Meeting will be held virtually, via live webcast at    on   , 2027 at a.m. Eastern Time. Regardless of whether you are the “record holder” of your shares or your shares are held in street name, if you held your shares as of the close of business on   , 2026, you are welcome to attend the meeting. Stockholders may vote and submit questions while attending the Special Meeting online. The webcast will open 15 minutes before the start of the Special Meeting. In order to enter the Special Meeting, you will need the control number, which is included in the Notice or on your proxy card if you are a stockholder of record of shares of Common Stock, or included with your voting instruction card and voting instructions received from your broker, bank, or other agent if you hold shares of Common Stock in a “street name.” Instructions on how to attend and participate online are also available at    . Information on how to vote online at the virtual special meeting is discussed below.

Who is soliciting my vote?

The Board of Directors is soliciting your vote for the Special Meeting.

When is the record date for the Special Meeting?

The record date for determination of stockholders entitled to vote at the Special Meeting is the close of business on     , 2026 (the “record date”).

How many votes can be cast by all stockholders?

There were       shares of Common Stock outstanding on the record date, all of which are entitled to vote with respect to all matters to be acted upon at the Special Meeting. Each outstanding share of Common Stock is entitled to one vote on each matter considered at the Special Meeting, except as described below. On the record date, there were 105,286 shares of Series B Preferred Stock and 276,117 shares of Series C Preferred Stock issued and outstanding; however, the Series B Preferred Stock and Series C Preferred Stock are not entitled to vote on the matters being considered at the Special Meeting. Holders of our Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock are entitled to vote on an as-converted basis on a 1:1 ratio as Common Stock with holders of outstanding shares of Common Stock, voting together as a single class; however, we expect that all shares of Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock will be converted into shares of Common Stock before the record date as described in “Description of the Transactions—Share Repurchase and Voting Agreement.”

Of the shares of Common Stock issued and outstanding and entitled to vote, 687,789 shares of Common Stock were issued in the Financing (as described in “Description of the Transactions—Concurrent Financing Transaction” below) and are not entitled to vote on Proposal No. 1 for purposes of the listing rules of the Nasdaq Stock Market. We anticipate that these 687,789 shares of Common Stock will be voted in favor of Proposal No. 1 for purposes of adopting the proposal under Delaware law. However, to comply with Nasdaq rules, we will instruct the inspector of elections to conduct a separate tabulation that subtracts 687,789 shares from the total number of shares voted in favor of Proposal No. 1 to determine whether that proposal has been adopted in accordance with applicable Nasdaq rules.

How do I vote?

If you are a “stockholder of record,” meaning you have a stock certificate or hold your shares in an account with our transfer agent, Equiniti Trust Company, LLC, we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy by mail or by voting during the Special Meeting.

Over the Internet: To vote over the Internet, please follow the instructions on the enclosed proxy card for submitting your proxy electronically. If you vote over the Internet, you do not need to vote your proxy by telephone or by mail. You must specify how you want your shares voted or your Internet vote cannot be completed, and you will receive an error message. You must submit your Internet proxy before the polls close on      , 2027, for your proxy to be valid and your vote to count.

By Telephone: To vote by telephone, please follow the instructions provided on the proxy card. If you vote by telephone, you do not need to vote your proxy over the Internet or by mail. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. You must submit your telephonic proxy before the polls close on      , 2027, the date of the Special Meeting, for your proxy to be valid and your vote to count.

By Mail: To vote by mail, you must sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote your proxy over the Internet or by telephone. Your proxy card must be received not later than the time the polls close on      , 2027 for your proxy to be valid and your vote to count. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of the Board of Directors.

At the Special Meeting: To vote during the Special Meeting, attend the Special Meeting by visiting      , where stockholders may vote and submit questions during the Special Meeting. The meeting starts at    a.m. Eastern Time. Please have your 16-Digit Control Number to join the Special Meeting. Instructions on how to attend and vote online during the Special Meeting, including how to demonstrate your stock ownership, are posted at           .

If your shares are held in “street name,” meaning your shares are held in an account at a bank or at a brokerage firm or other nominee holder, these proxy materials are being forwarded to you by your bank, broker or other nominee who is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares and to participate in the Special Meeting. You should receive a proxy card and voting instructions with these proxy materials from that organization rather than from us. You will receive instructions from your bank, broker or other nominee explaining how you can vote your shares, whether they permit Internet or telephone voting, and what the deadlines for voting are. Follow the instructions from your bank, broker or other nominee included with these proxy materials, or contact your bank, broker or other nominee to request a proxy form. We encourage you to provide voting instructions to your bank, broker or other nominee by giving your proxy to them. This ensures that your shares will be voted at the Special Meeting according to your instructions.

How do I change my vote?

If you are a “stockholder of record,” you may revoke your proxy and change your vote at any time before the vote is taken at the Special Meeting. To do so, you must do one of the following:

1.	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.

2.	Sign, date and return a new proxy card. Only your latest dated and timely received proxy card will be counted.

3.	Attend the Special Meeting and vote as instructed above. Attending the Special Meeting will not alone revoke your Internet or telephone vote or proxy card submitted by mail, as the case may be.

4.	Deliver to our corporate secretary a written revocation of your proxy.

If your shares are held in “street name,” you may submit new voting instructions by contacting your broker or other nominee. If you hold your shares in street name and wish to vote at the meeting, you will need to obtain a “legal proxy” from your broker or other nominee in order to vote at the Special Meeting.

How is a quorum reached?

Our Second Amended and Restated By-Laws (the “Bylaws”) provide that the presence in person or by proxy of the holders of one-third (1/3) in voting power of all outstanding shares of stock entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business at the Special Meeting. Virtual attendance at the Special Meeting constitutes presence in person for purposes of a quorum at the meeting.

Under the General Corporation Law of the State of Delaware (“DGCL”), shares that are voted “abstain” or “broker non-votes” (if any) are counted as present for purposes of determining whether a quorum is present at the Special Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

What proposals will be voted on at the Special Meeting?

There are eight proposals scheduled to be voted on at the meeting:

•	Proposal No. 1 – Approval of the issuance of shares of Common Stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock.

•	Proposal No. 2 – Approval of an amendment to the Certificate of Incorporation to effect the Authorized Share Increase.

•	Proposal No. 3 – Approval of an amendment to the Certificate of Incorporation to effect the Reverse Stock Split.

•

Proposal No. 4 – Approval of (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion and (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by way of continuation and (ii) the adoption of the Cayman Articles.

•	Proposal No. 5 – Approval, on a non-binding, advisory basis, of the Advisory Organizational Documents Proposals.

•	Proposal No. 6 – Approval of the Alaunos Therapeutics, Inc. 2027 Equity Incentive Plan.

•	Proposal No. 7 – Approval of the Alaunos Therapeutics, Inc. 2027 Employee Stock Purchase Plan.

•	Proposal No. 8 – Approval, if necessary, of the adjournment or postponement of the Special Meeting, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, 6 and/or 7.

Why are we seeking approval for the redomestication to the Cayman Islands (the “Cayman Redomestication”)?

The Board of Directors believes that there are several reasons why the Cayman Redomestication is in the best interests of the Company and our stockholders. First, the Cayman Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings over the long term. In addition, the Cayman Redomestication may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and our directors and officers. We believe that for the reasons described in this proxy statement, in general, Cayman Islands law will provide greater protection to us and our directors and officers than Delaware law. The Board of Directors believes that the Cayman Redomestication will give us more flexibility and predictability in various corporation transactions. For more information, please see the section titled “Proposal No. 4—Approval of the Redomestication of the Company” beginning on page 39 of this proxy statement. At the Special Meeting, our stockholders will be asked to approve the Advisory Organizational Documents Proposals in connection with the Cayman Redomestication. The stockholder votes regarding these proposals are advisory in nature, and are not binding on Alaunos and the Board of Directors. Furthermore, the Cayman Redomestication is not conditioned on the separate approval of the Advisory Organizational Documents Proposals (separate and apart from the approval of the Redomestication Proposal). Accordingly, regardless of the outcome of the Advisory Organizational Documents Proposals, Alaunos intends that the Cayman Articles will take effect at the Cayman Redomestication Effective Time. See “Proposal No. 5—Approval of the Advisory Organizational Documents Proposals.”

How will the Cayman Redomestication affect the rights of our stockholders?

Your rights as a stockholder currently are governed by Delaware law and the provisions of the Certificate of Incorporation and Bylaws. As a result of the Cayman Redomestication, you will become a shareholder of the Company with rights governed by Cayman Islands law and the provisions of the memorandum and articles of association, in the form attached as Annex D to this proxy statement, which differ in certain respects from your current rights. These important differences are discussed and summarized in this proxy statement under “Proposal No. 4—Approval of the Redomestication of the Company—Effects of the Cayman Redomestication—Comparison of Rights of Holders of the Delaware Corporation Capital Stock and the Cayman Company Share Capital” beginning on page 45 of this proxy statement.

What are the U.S. federal income tax considerations of the Cayman Redomestication to our stockholders?

Subject to the limitations and qualifications described in the section titled “Proposal No. 4—Approval of the Redomestication of the Company—U.S. Federal Income Tax Considerations of the Cayman Redomestication” beginning on page 69 of this proxy statement, we intend that the Cayman Redomestication qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, a U.S. Holder (as defined therein) of our stock will generally not recognize gain or loss upon the Cayman Redomestication. For a more detailed discussion of the U.S. federal income tax considerations of the Cayman Redomestication, see the section titled “Proposal No. 4—Approval of the Redomestication of the Company—U.S. Federal Income Tax Considerations of the Cayman Redomestication” beginning on page 69 of this proxy statement.

What vote is required to approve each item at the Special Meeting?

You may vote “for,” “against” or “abstain” on each of the proposals being placed before our stockholders. Under our Bylaws, any proposal other than an election of directors is decided by the affirmative vote of a majority in voting power of the shares of stock present in person or represented by proxy at the meeting and entitled to vote on such proposal, except as otherwise provided by applicable law, the rules and regulations of any stock exchange upon which our securities are listed, or by our Certificate of Incorporation or Bylaws.

Virtual attendance at the Special Meeting constitutes presence in person for purposes of each required vote.

•

Proposal No. 1 – The affirmative vote of a majority in voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter, assuming a quorum is present, is required for the approval of the Conversion Proposal, subject to the separate tabulation of votes described in “How many votes can be cast by all stockholders?” set forth above.

•	Proposal No. 2 – The affirmative vote of a majority of the votes properly cast on the matter, assuming a quorum is present, is required for the approval of the Authorized Share Increase Proposal.

•	Proposal No. 3 – The affirmative vote of a majority of the votes properly cast on the matter, assuming a quorum is present, is required for the approval of the Reverse Stock Split Proposal.

•

Proposal No. 4 – The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon is required for the approval of Proposal No. 4A. The affirmative vote of the holders of shares of Common Stock representing not less than two-thirds of the votes properly cast, assuming a quorum is present, is required for Proposal 4B.

•

Proposal No. 5 – The affirmative vote of a majority in voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter, assuming a quorum is present, is required for the approval, on a non-binding, advisory basis, of each of the Advisory Organizational Documents Proposals. The votes on the Advisory Organizational Documents Proposals are advisory in nature and are not binding on the Company or the Board of Directors, and the Cayman Redomestication is not conditioned on the approval of any of the Advisory Organizational Documents Proposals.

•

Proposal No. 6 – The affirmative vote of a majority in voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter, assuming a quorum is present, is required for the approval of the Equity Incentive Plan Proposal.

•

Proposal No. 7 – The affirmative vote of a majority in voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter, assuming a quorum is present, is required for the approval of the ESPP Proposal.

•

Proposal No. 8 – The affirmative vote of a majority in voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter, assuming a quorum is present, is required for the approval of the Adjournment Proposal.

Do I Have Appraisal Rights?

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to any of the proposals being voted on.

How is the vote counted?

If you are a stockholder of record, you have the right to direct the voting of your shares by voting over the Internet, by telephone, by returning your proxy or by voting during the Special Meeting. In contrast, if you are a beneficial owner and your shares are held in an account at a bank or at a brokerage firm or other nominee hold, you must tell your bank, broker or other nominee how you would like your shares to be voted, which you can do by following the instructions provided to you by the bank, broker or other nominee.

“Broker non-votes” occur when a beneficial owner of shares held in “street name” does not give instructions to the bank, broker or other nominee holding the shares as to how to vote. If your shares are held in “street name” and you do not give voting instructions to your broker, your broker or nominee may vote the shares with respect to matters that are considered to be “discretionary” (if any), but may not vote the shares with respect to “non-discretionary” matters. Where a broker does not have discretion to vote on a given proposal, the unvoted shares are considered “broker non-votes.” Broker non-votes, if any, and abstentions will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Special Meeting. Broker non-votes, if any, will have no effect on Proposal Nos. 1, 2, 3, 4B, 5, 6, 7 and 8 and will have the effect of a vote “AGAINST” Proposal No. 4A. Abstentions will have no effect on Proposal Nos. 2, 3 and 4B and will have the effect of a vote “AGAINST” Proposal Nos. 1, 4A, 5, 6, 7 and 8.

Who will count the vote?

The votes will be counted, tabulated and certified by an Inspector of Elections appointed by the Board of Directors.

How does the Board of Directors recommend that I vote on the proposals?

The Board of Directors recommends that you vote:

•	Proposal No. 1 – FOR the approval of the Conversion Proposal.

•	Proposal No. 2 – FOR the approval of the Authorized Share Increase Proposal.

•	Proposal No. 3 – FOR the approval of the Reverse Stock Split Proposal.

•	Proposal No. 4 – FOR the approval of the Redomestication Proposal.

•	Proposal No. 5 – FOR the approval of each of the Advisory Organizational Documents Proposals.

•	Proposal No. 6 – FOR the approval of the Equity Incentive Plan Proposal.

•	Proposal No. 7 – FOR the approval of the ESPP Proposal.

•	Proposal No. 8 – FOR the approval of the Adjournment Proposal.

Who pays the cost for soliciting proxies?

We will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, we and our agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, electronic mail, telephone, facsimile, by other similar means, or in person. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the Internet, you are responsible for any Internet access charges you may incur. In addition, we have retained Innisfree at a fee of $   , plus certain out-of-pocket expenses, to act as our proxy solicitor in connection with the proposals to be acted upon at the Special Meeting. Pursuant to an agreement, Innisfree has agreed to solicit proxies from our stockholders on our behalf in connection with the Special Meeting. If you have any questions about submitting your proxy or require assistance, please contact Innisfree at:

Stockholders may call toll free: (877) 750-8310

Banks and Brokers may call collect: (212) 750-5833

How can I know the voting results?

We plan to announce preliminary voting results at the Special Meeting and will report the final results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Special Meeting.

Who can provide me with additional information and help answer my questions?

If you would like additional copies, without charge, of this proxy statement or if you have questions about the proposals being considered at the Special Meeting, including the procedures for voting your shares, you should contact Innisfree, toll free at (877) 750-8310.

Implications of Being a “Smaller Reporting Company”

We are a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement, and the documents incorporated by reference into this proxy statement, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding our ability to achieve the expected benefits or opportunities and related timing with respect to our acquisition of Velaris Therapeutics, Inc. (“Velaris”), our share utilization and equity plans, our future results of operations and financial position, business strategy, the length of time that we believe our existing cash resources will fund our operations, our market size, our potential growth opportunities, our preclinical and future clinical development activities, the efficacy and safety profile of our product candidates, the potential therapeutic benefits and economic value of our product candidates, the timing and results of preclinical studies and clinical trials, the expected impact of adverse macroeconomic conditions, including inflation, slower growth or recession, new or increased tariffs and other barriers to trade, changes to fiscal and monetary policy or government budget dynamics (particularly in the pharmaceutical and biotech areas), volatility in financial markets and other challenges in the global economy, and the receipt and timing of potential regulatory designations, approvals and commercialization of product candidates. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words and expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in our most recent Quarterly Report on Form 10-Q filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

DESCRIPTION OF THE TRANSACTIONS

Overview

On October 13, 2026, we acquired Velaris (the “Asset Acquisition”) pursuant to an Agreement and Plan of Merger, dated October 13, 2026 (the “Acquisition Agreement”), by and among the Company, Valkyrie Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“First Merger Sub”), Valkyrie Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Second Merger Sub”), and Velaris. Pursuant to the Acquisition Agreement, First Merger Sub merged with and into Velaris, pursuant to which Velaris was the surviving corporation and became a wholly owned subsidiary of the Company (the “First Merger”). Immediately following the First Merger, Velaris merged with and into Second Merger Sub, pursuant to which Second Merger Sub was the surviving entity and continued under the name “Velaris Therapeutics, LLC.” Unless context otherwise requires, references to our business in this proxy statement include the business of Alaunos and, prior to the Asset Acquisition, Velaris.

Velaris was founded by leading healthcare investor Fairmount Funds Management LLC (together with its affiliated funds, “Fairmount”). It was launched to research and develop fusion protein and antibody candidates discovered and initially developed on a preclinical basis by Paragon Laboratories, Inc. (“Paragon”), a biologics discovery engine affiliated with Fairmount. Prior to the Asset Acquisition, Velaris held options (collectively, the “Option”) to license intellectual property from Paragon with respect to its research programs pursuant to the Research Letter Agreement, by and between Velaris and Paragon, dated July 17, 2026 (the “Paragon Letter Agreement”), and the Fusion Protein Discovery and Option Agreement, dated as of October 13, 2026, by and between Velaris and Paragon (the “Paragon Option Agreement”), but did not own any intellectual property itself. Prior to the Asset Acquisition, Velaris had no assembled workforce, strategic management processes, facilities or operations that could be used to form a process and applied to inputs in order to create an integrated set of activities and assets to produce outputs. Without creating these processes themselves, market participants would not be capable of acquiring Velaris and producing outputs. In addition, Velaris never had any revenues and only had one non-monetary asset, its Option to in-license intellectual property pursuant to the Paragon Letter Agreement and the Paragon Option Agreement to identify, evaluate and develop one or more fusion protein and antibody candidates directed to certain mutually agreed therapeutic targets of interest to Velaris and pursuant to which Velaris would have the exclusive option to enter into separate license agreements with Paragon to develop, manufacture and commercialize the resulting antibodies with respect to a given target, subject to the conditions set forth in the Paragon Letter Agreement and the Paragon Option Agreement.

Given Velaris’ short operating history and highly limited research and development operations, we do not believe that the financial information set forth in Items 12 and 14 of Schedule 14A, with respect to Velaris, is material for our stockholders to exercise their prudent judgment with respect to the Conversion Proposal, the Authorized Share Increase Proposal, the Reverse Stock Split Proposal, the Redomestication Proposal, the Advisory Organizational Documents Proposals, the Equity Incentive Plan Proposal, the ESPP Proposal or the Adjournment Proposal. This information is therefore not included in this proxy statement.

All references to “our product candidates,” “our programs” and “our pipeline” in this proxy statement include the research programs with respect to which we have the option to acquire intellectual property license rights pursuant to the Paragon Letter Agreement and the Paragon Option Agreement, which we have assumed pursuant to the Asset Acquisition. As of the date of this proxy statement, we have not exercised the option under the Paragon Letter Agreement or the Paragon Option Agreement with respect to any research program or entered into any license agreement.

Acquisition of Velaris

The Asset Acquisition was structured as a stock-for-stock transaction pursuant to which all of Velaris’ outstanding equity interests were exchanged based on a fixed exchange ratio for aggregate merger consideration consisting of (i) 105,286 shares of Series B Preferred Stock (or 105,286,000 shares on an as-converted-to-Common Stock basis), issued to holders of Velaris preferred stock, and (ii) 33,054 shares of Series C Preferred Stock (or 33,054,000 shares on an as-converted-to-Common Stock basis), issued to holders of Velaris common stock, in addition to the assumption of outstanding and unexercised stock options under the Velaris Therapeutics, Inc. 2026 Equity Incentive Plan (the “Velaris Plan”), which were converted into options to purchase an aggregate of 972,431 shares of Common Stock. The Series B Preferred Stock and Series C Preferred Stock were each newly designated series of preferred stock and were intended to have economic rights equivalent to the Common Stock, but with only limited voting rights. The rights of the Series B Preferred Stock and Series C Preferred Stock are set forth in the Certificate of Designation of Preferences, Rights and Limitations of the Series B Non-Voting Convertible Preferred Stock (the “Series B Certificate of Designation”) and the Certificate of Designation of Preferences, Rights and Limitations of the Series C Non-Voting Convertible Preferred Stock (the “Series C Certificate of Designation”), respectively, that we filed with the Secretary of State of the State of Delaware. Please see “Description of Capital Stock—Series B Preferred Stock” and “Description of Capital Stock—Series C Preferred Stock” for a complete description of the rights of the Series B Preferred Stock and Series C Preferred Stock, respectively. The Transactions (as defined below) were approved by the Board of Directors and the board of directors and stockholders of Velaris. In connection with the execution of the Acquisition Agreement, we entered into stockholder support agreements (the “Support Agreements”) with certain of our officers and directors (together with affiliated entities), which collectively own an aggregate of approximately 8.0% of the outstanding shares of Common Stock. The Support Agreements provide that, among other things, each of the parties thereto has agreed to vote or cause to be voted all of the shares of our capital stock owned by such stockholder in favor of the Parent Stockholder Matters (as defined in the Acquisition Agreement) at the Special Meeting to be held in accordance therewith.

With respect to the Asset Acquisition, we determined that Alaunos was the acquiror for accounting purposes under ASC 805-10-25-4 and ASC 805-10-55-11. The primary factors considered were (a) the relative voting rights in the combined entity not resulting in a change of control, (b) legacy members of our board of directors maintained control of the board, and (c) the composition of senior management remained the same at the closing of the Transactions. Next, we considered whether the Asset Acquisition should be defined as a business under ASC 805. ASC 805-10-55-5A through 55-5C describe a screen test to determine whether an acquired set of assets and activities is not a business. We determined that substantially all (greater than 90%) of the fair value of the assets acquired were concentrated in a single asset, Velaris’s Option to license intellectual property rights related to certain of its programs pursuant to the Paragon Letter Agreement and the Paragon Option Agreement. Accordingly, we treated the Asset Acquisition as an asset acquisition for accounting purposes. Even if the transaction would have failed the screen test, Velaris lacked the financial resources to have inputs, processes, and outputs to constitute a business under ASC 805. Following the Asset Acquisition, we will need to invest in infrastructure and the continuing research and development being conducted under the Paragon Letter Agreement and the Paragon Option Agreement to be able to have any measurable outputs.

Concurrently and in connection with the execution of the Acquisition Agreement, certain of the executive officers and directors of Velaris and the Company who continue to serve following the closing of the Asset Acquisition entered into lock-up agreements with us (the “Lock-up Agreements”), pursuant to which each such individual will be subject to a 180-day lock-up on the sale or transfer of shares of Common Stock and preferred stock held by such individual at the closing of the Asset Acquisition, including those shares received by Velaris stockholders in the Asset Acquisition, subject to customary exceptions. The lock-up period will be extended if the resale registration statement described below has not been declared effective by the SEC prior to the end of such 180-day period.

Concurrent Financing Transaction

Concurrently with the Asset Acquisition, we entered into a definitive agreement (the “Securities Purchase Agreement”) for a PIPE investment with existing and new investors (the “Investors”), led by Fairmount Healthcare Fund II, L.P., a fund managed by Fairmount (the “Lead Investor”), to raise approximately

$350 million (the “Financing” and, together with the Asset Acquisition, the “Transactions”) in which the Investors purchased an aggregate of (i) 687,789 shares of Common Stock at a price of $1.4357 per share and (ii) 243,063 shares of Series C Preferred Stock (or 243,063,000 shares on an as-converted-to-Common Stock basis) at a price of $1,435.70 per share of Series C Preferred Stock (or $1.4357 per share on an as-converted-to-Common Stock basis). Subject to the approval of the Conversion Proposal and the Authorized Share Increase (the “Stockholder Approval”), which will be voted on at the Special Meeting, each share of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock, subject to certain beneficial ownership limitations set by each holder. The closings of the Transactions were not subject to the approval of our stockholders. On an as-converted-to-Common Stock basis (excluding options and warrants) and after accounting for the Transactions, 385,531,459 shares of Common Stock were outstanding immediately following the closing of the Transactions.

On October 14, 2026, we entered into a Registration Rights Agreement (the “RRA”) with the Investors. Pursuant to the RRA, we are obligated to prepare and file a resale registration statement with the SEC within 30 calendar days following the closing of the Financing. The RRA also contains customary terms, including an obligation to indemnify the Investors and certain affiliates from certain liabilities relating to any misstatements or omissions in the resale registration statement. In connection with the Securities Purchase Agreement, we also entered into a letter agreement with the Lead Investor (the “PIPE Letter Agreement”), pursuant to which we agreed to comply with our obligations under the Acquisition Agreement relating to the reconstitution of the Board of Directors following stockholder approval of the Conversion Proposal, and not to amend those obligations or the director election rights of the Series B Preferred Stock, or take any action that would reasonably be expected to prevent, impede or delay such reconstitution, without the consent of the Lead Investor. The PIPE Letter Agreement also provides that, without the consent of the Lead Investor, we will not use the proceeds of the Financing to fund our legacy business in excess of agreed amounts, to redeem or repurchase shares of our capital stock or to repay indebtedness owed to our directors, officers or affiliates.

Share Repurchase and Voting Agreement

On October 13, 2026, we also entered into a Share Repurchase and Voting Agreement (the “Repurchase and Voting Agreement”) with Water Mill Asset Management Corp., Robert W. Postma and Jaime W. Vieser, the holders of all of our outstanding shares of Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock. Pursuant to the Repurchase and Voting Agreement, each such holder agreed to convert its shares of Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock into Common Stock prior to the record date for the Special Meeting (subject to the applicable beneficial ownership limitation), agreed to vote all shares of our capital stock held by it in favor of the Parent Stockholder Matters (as defined in the Acquisition Agreement) and granted us and the Lead Investor an irrevocable proxy to that effect, and waived any change-of-control or deemed liquidation payments to which it may otherwise have been entitled in connection with the Transactions. We agreed to repurchase all of the securities held by such holders two business days after the approval of the Conversion Proposal for an aggregate purchase price equal to the accreted value of such preferred stock (approximately $1.6 million in the aggregate if such approval is obtained prior to February 2027). The Repurchase and Voting Agreement terminates on April 13, 2027 if the Conversion Proposal has not been approved by that date. Messrs. Postma and Vieser are members of the Board of Directors. See “Proposal No. 1—Interests of Certain Parties.”

BACKGROUND AND REASONS FOR THE TRANSACTIONS

Background of the Transactions

As part of the ongoing consideration and evaluation of its long-term prospects and strategies, the Board of Directors regularly reviews, together with our management team and outside advisors, strategic and financial alternatives in light of developments in our business, the sectors in which we compete, the economy generally and the financial markets, all with the goal of seeking to enhance stockholder value. As part of this process, from time to time, members of the Board of Directors, our management team and/or our advisors have engaged in business development and strategic discussions with industry participants and potential financing sources, in consultation with the Board of Directors. The following chronology is a summary description of the background of the Board of Directors’ exploration of strategic alternatives and the negotiations with respect to the Transactions, and does not purport to document every discussion or communication among representatives of the Company, Velaris, Fairmount, Paragon and other parties.

Strategic Reprioritization and Initial Strategic Review (2023–2025)

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On August 14, 2023, due to substantial development costs and a challenging financing environment, we announced a strategic reprioritization of our business, including the wind-down of our TCR-T Library Phase 1/2 Trial and the discontinuation of further clinical development of our TCR-T cell therapy programs. In connection with the reprioritization, we reduced our workforce by approximately 95% during the third and fourth quarters of 2023 and implemented additional cost-saving measures to extend our cash runway.

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Also on August 14, 2023, we initiated a process to evaluate strategic alternatives with the goal of maximizing stockholder value, including an acquisition, merger, reverse merger, sale or license of assets or other business combination, and the potential monetization of our legacy TCR-T assets, such as an out-license of our TCR library or hunTR platform. To assist with this process, the Board of Directors engaged Cantor Fitzgerald & Co. (“Cantor”), an independent financial advisor, to act as our exclusive financial advisor.

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Between August 2023 and January 2024, at the direction of the Board of Directors and in connection with the Board of Directors’ exploration of strategic options, representatives of Cantor contacted approximately 90 companies, investment banks and other potential counterparties regarding a potential strategic transaction, of which 11 parties entered into confidentiality agreements with us and three parties submitted a non-binding proposal to us. The proposals received contemplated a reverse merger with a privately held biotechnology company, included a contingent value right tied to milestones of the counterparties, and implied a valuation of the Company ranging from approximately $12 million to $25 million, subject to the applicable net-cash assumptions, due diligence and other adjustments. After reviewing the relative merits of each of these potential strategic alternatives, and discussions with several candidates, including material discussions with three companies, the Board of Directors continued discussions with all three potential candidates at different points in time. The Board of Directors determined not to pursue the initial two proposals due to concerns regarding clinical data and potential platform synergies, the fact that the counterparties’ programs would have required substantial additional financing that the counterparties had not secured, and an inability to undertake a simultaneous signing and closing. By October 2023, our senior management and Cantor engaged in more detailed discussions with one potential company, including the exchange of a draft non-binding term sheet in October 2023, but the counterparty informed us that it would not proceed because of such counterparty’s inability to secure a concurrent financing. Ultimately, the Board of Directors determined that none of the proposals received offered a better opportunity to our stockholders than continuing to pursue a monetization of our legacy assets. Efforts to-date to consummate a sale or out-license of our legacy TCR-T intellectual property portfolio were unsuccessful.

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On January 20, 2024, following the termination of Kevin S. Boyle, Sr. as our Chief Executive Officer, the Board of Directors appointed Dale Curtis Hogue, Jr., a member of the Board of Directors, as our interim Chief Executive Officer, effective January 21, 2024. By January 2024, following the workforce reductions, we had only one remaining employee.

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During 2024, the Board of Directors evaluated potential strategic transactions with three third parties. In January 2024, representatives of Cantor delivered to us a non-binding term sheet from a privately held biotechnology company regarding a potential strategic transaction. At meetings held on January 24 and January 25, 2024, the Board of Directors reviewed the term sheet, determined that its terms were not in the best interests of our stockholders and directed members of the Board of Directors and management to propose counter-terms through Cantor, and unanimously determined to decline to execute the term sheet if the counterparty did not accept the requested changes. The counterparty did not accept the requested changes, and discussions terminated. In February 2024, the Board of Directors discussed a potential licensing transaction with a second third party, as well as potential financing options. On March 28, 2024, the Board of Directors discussed a potential term sheet received from a third potential counterparty in connection with a strategic transaction and approved the engagement of Pullan Consulting and McDermott Will & Emery LLP to support, and in July 2024, the Board of Directors held two meetings with its consultants to discuss that potential transaction. None of the aforementioned strategic transactions or financing options proceeded beyond preliminary discussion.

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On October 4, 2024, following a review of our strategic priorities, we terminated in full our exclusive license agreement with Precigen, Inc., and the Board of Directors determined to focus our limited resources on our internally developed, preclinical, oral small-molecule program for obesity and related metabolic disorders, including ALN1003 (collectively, the “Pre-Acquisition Assets”). During the second half of 2024, the Board of Directors oversaw the initial development of the Pre-Acquisition Assets, including approving in September 2024 the purchase of active pharmaceutical ingredient for in vitro testing and, in November 2024, the engagement of a vendor to support further testing, while continuing to receive updates from management regarding other strategic alternatives.

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During 2025, we continued to focus on development of the Pre-Acquisition Assets and carried out a series of limited financings to support this focus, including the sale of Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock (together, the “Existing Preferred Stock”) for aggregate gross proceeds of $1.35 million to entities affiliated with Robert W. Postma and to Jaime W. Vieser, each a member of the Board of Directors, and, in May 2025, an equity purchase agreement with Mast Hill Fund, L.P. establishing an equity line of credit of up to $25.0 million (the “Equity Line”). Sales under the Equity Line are constrained by the trading volume and price of our Common Stock, and beneficial ownership limitations, and generated net proceeds of approximately $70,000 during the first six months of 2026.

•	On July 1, 2025, Dale Curtis Hogue, Jr. resigned as Chief Executive Officer and as a director, and, effective July 2, 2025, the Board of Directors appointed Holger Weis as Chief Executive Officer.

Deteriorating Financial Position, Nasdaq Listing Deficiency and Alternative Proposal (January 2026–September 2026)

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On January 8, 2026, we announced preclinical proof-of-concept data for ALN1003 from two diet-induced obesity mouse studies, and we announced additional analyses of those studies on March 2, 2026, May 18, 2026, May 26, 2026 and June 29, 2026. From June to July 2026, our management presented these data to several potential investors and collaboration partners with the assistance of a business development group. Potential investors and collaboration partners generally indicated that the data were too preliminary to support a significant investment. These discussions did not result in a financing or collaboration on terms that management believed would be sufficient to advance ALN1003 into IND-enabling studies.

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In conjunction with the aforementioned preclinical progress for ALN1003, effective January 8, 2026, we terminated our engagement of Cantor as financial advisor. At that time, the Board of Directors determined to continue to focus our efforts on advancing the Pre-Acquisition Assets rather than actively pursuing a broad strategic transaction following promising preclinical results, as further discussed below, while remaining open to strategic financing and collaboration opportunities. Additionally, the Board of Directors terminated the engagement because the strategic process conducted by Cantor had not resulted in a transaction that the Board of Directors believed was in the best interests of our stockholders. Following the termination, representatives of Cantor continued to advise the Company on an informal basis regarding potential strategic counterparties, including in connection with the Alternative Proposal (as defined below) and the potential transaction with Velaris described below, in advance of the formal reinstatement of Cantor’s engagement on October 7, 2026, pursuant to which such services were deemed to have been performed under Cantor’s engagement letter.

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As of December 31, 2025, we had approximately $1.4 million of cash and cash equivalents and an accumulated deficit of approximately $924.6 million, and our management concluded that there was substantial doubt about our ability to continue as a going concern. Our cash and cash equivalents declined to approximately $0.35 million as of March 31, 2026 and approximately $0.12 million as of June 30, 2026.

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On January 29, 2026, the Board of Directors held a meeting to review our financial position, compliance with the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and capital raising alternatives. Our management team reported that we had approximately $980,000 in cash as of January 29, 2026, representing approximately three and a half months of runway, and advised that the filing of our Annual Report on Form 10-K was expected to result in a deficiency notice under the stockholders’ equity requirement of Nasdaq, as further discussed below, which management estimated would require approximately $3.5 million of additional capital to cure. Our management team also advised that remaining capacity under our registration statement on Form S-3 was approximately $1.14 million and that the Equity Line was not then a practical funding source due to low trading volume and contractual limitations. The Board of Directors discussed potential financing scenarios, including registered and unregistered offerings, insider participation and the potential use of preferred equity with conversion blockers, and approved management’s recommendation not to incur further spend on our non-U.S. legacy TCR-T intellectual property, including allowing our Australian intellectual property portfolio to lapse, while maintaining our U.S. position at minimal ongoing cost.

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On April 9, 2026, we received a notice from the Listing Qualifications Department of Nasdaq that we were not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires a minimum of $2.5 million in stockholders’ equity, because our Annual Report on Form 10-K for the year ended December 31, 2025 reported stockholders’ equity of $2,153,000. We timely submitted a plan to regain compliance.

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On July 6, 2026, we engaged an investment bank to act as placement agent in connection with a proposed private placement transaction. Financing terms, conditions and availability under this engagement were adversely effected beginning with the July 22, 2026 approval by the SEC of a newly proposed Nasdaq listing rule which would requiring listed companies to maintain a minimum market value of listed securities (the “MVLS Rule”) of $5 million as a continued listing standard, and whereby falling below the threshold for 30 consecutive business days would trigger an immediate delisting with no compliance cure period. On July 29, 2026, the SEC stayed the approval order pending further review of this MVLS rule. Despite the stay of the MVLS Rule, the uncertainty on the future of this rule and the Company’s then current market capitalization weighed on our management team’s efforts to negotiate and secure financing options on terms acceptable to the Board of Directors, as further discussed below.

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On August 28, 2026, the Board of Directors met to discuss our Nasdaq listing status, near-term liquidity and financing and strategic alternatives, and directed our management team to additionally restart efforts to pursue strategic transactions, in parallel with financing discussions, in light of our limited remaining cash, our outstanding liabilities, the limited to no value of our legacy TCR-T assets and the accreted value of the Existing Preferred Stock of approximately $1.6 million. These estimates showed that either a very limited or no amount of available cash would remain available for distribution to our stockholders in a potential dissolution and liquidation of the Company. The Board of Directors considered that the principal risk to stockholders was the potential delisting of our Common Stock from Nasdaq before a financing or strategic transaction could be consummated, that our Nasdaq listing was a valuable attribute of the Company that should be preserved, and that the financing environment had become substantially more difficult in light of uncertainty regarding the MVLS Rule. The Board of Directors also reviewed the terms of a new potential financing presented by management, pursuant to which we would have received an initial tranche of funding of approximately $1 million, which would have represented approximately 30% of our Common Stock before giving effect to conversion of the Existing Preferred Stock and would have included warrants that the Board of Directors viewed as highly dilutive. Our management team advised that the contemplated financing would likely be insufficient to regain compliance with the Nasdaq stockholders’ equity requirement, which would have required approximately $5.7 million (which included anticipated burn), that approximately $1.8 million remained available under our then-effective registration statement on Form S-3, and that, in addition to the targeted raise of approximately $5 million, approximately $10 million of additional capital would likely be required to complete IND-enabling studies for the Pre-Acquisition Assets. The Board of Directors also discussed the need for an alternative financing source or strategic partners, and noted that we remained subject to a 12-month tail under our engagement letter with Cantor, which had been terminated on January 8, 2026. Following this discussion, the Board of Directors directed our management team to continue to pursue potential financing opportunities, to consult with Cantor regarding available options in light of the tail, to evaluate financing alternatives against a reverse merger or other strategic transaction that would preserve our Nasdaq listing and allow for continued development of the Pre-Acquisition Assets, and to regain Nasdaq compliance.

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Following outreach from our management team to Cantor, on or about September 9, 2026, Cantor presented to management a preliminary, non-binding indication of interest (the “Alternative Proposal”) from a potential counterparty, a privately held, clinical-stage biotechnology company (“Company A”), for a business combination structured as a reverse merger in which the Company would acquire all of the outstanding equity of Company A. As initially proposed, the Alternative Proposal ascribed a valuation of $500 million to Company A and $10 million to the Company, assuming net cash of $0 at closing, which would have resulted in our stockholders owning approximately 1.5% to 1.6% of the combined company. The Alternative Proposal contemplated that Company A would seek a concurrent financing of $100 million to $150 million, but the transaction would not have been conditioned on the completion of such financing. Members of management, representatives of Cantor and Sichenzia Ross Ference Carmel LLP (“SRFC”), the Company’s legal counsel, discussed the Alternative Proposal with representatives of Company A, and Cantor subsequently provided Company A with a revised draft reflecting, among other changes, a reduction of Company A’s valuation to $350 million, subject to final valuation by investors in the concurrent financing, and an increase in the Company’s value to $15 million, which would have increased our stockholders’ pro forma ownership to approximately 2.9% to 3.2%, as well as a commitment by Company A to fund up to $3 million of continued development of the Pre-Acquisition Assets. On September 18, 2026, the Board of Directors held a meeting at which it reviewed the proposed term sheet and letter of intent for the Alternative Proposal, confirmed its understanding that the proposed terms were non-binding, and unanimously approved the non-binding terms and authorized management to execute the letter of intent and continue discussions with Company A. The Board of Directors emphasized the need to obtain reasonable assurance promptly following execution of the letter of intent that a meaningful minimum capital raise could be completed at a valuation acceptable to the Company, and directed management to seek clarity regarding the anticipated minimum financing amount and proposed valuation, to seek a clear closing timetable, to preserve our ability to pivot to another transaction candidate in a timely manner if the transaction did not progress as expected and to keep the Board of Directors informed of progress and any material delays. During this period, SRFC, management and an advisor engaged with counsel to Company A to discuss the Nasdaq deficiency and strategize as to ways to regain compliance. As proposed, the transaction would have required the filing of a registration statement or proxy statement with the SEC and the approval of our stockholders prior to closing. On or about September 18, 2026, Company A informed our management team that it would not proceed to the definitive documentation stage because it had signed an exclusivity agreement for an alternative transaction that was not burdened by a Nasdaq listing deficiency.

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During September 2026, our management team also received three additional non-binding proposals for potential strategic transactions, all of which were unsolicited communications from third parties other than Cantor. For each of these proposals, the Board of Directors determined not to pursue such proposals because the valuation ascribed to the Company was significantly below the value of the Company, including the value of our Nasdaq listing and the Pre-Acquisition Assets, and would not have provided adequate value to our stockholders and, in the case where one proposal included a financing option, such amount was deemed inadequate to fund the combined company’s operations and regain compliance with Nasdaq’s listing requirements following closing, which the Board of Directors believed presented risks to the stability and long-term value of the combined company for our stockholders.

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On September 18, 2026, we entered into a registered direct offering of 380,469 shares of Common Stock and pre-funded warrants to purchase 386,654 shares of Common Stock at a price of $1.46 per share, which closed on September 21, 2026 and generated net proceeds of approximately $0.9 million. The Board of Directors recognized that this financing would fund our operations only for a limited period and would not by itself enable us to regain compliance with the Nasdaq stockholders’ equity requirement or advance the Pre-Acquisition Assets, but determined that the registered direct offering was appropriate in light of a recent increase in the trading volume of our Common Stock and the financing opportunity presented.

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Following the registered direct offering, our management team remained committed to pursuing a strategic transaction that would facilitate the process to regain compliance with the Nasdaq listing requirements and advance the Pre-Acquisition Assets.

Contacts with Velaris and Fairmount; Negotiation of the Transactions (September 2026–October 2026)

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On or about September 18, 2026, Cantor identified a potential strategic transaction involving an acquisition of a privately held biotechnology company founded by Fairmount and developing therapies for pulmonary arterial hypertension (“PAH”), which was later revealed to be Velaris. Cantor had discussions with our management team about potential strategic options, including an acquisition of Velaris. Following contemporaneous internal discussions with our management team, the Board of Directors authorized further evaluation of a potential acquisition of Velaris. Following this authorization by the Board of Directors, representatives of Cantor, on our behalf, negotiated the terms of a non-binding term sheet, as further discussed below, with representatives of Wedbush Securities Inc. (together with its affiliates, including Wedbush & Co LLC, “Wedbush”), strategic financial advisor to Velaris, and thereafter our senior management engaged in expanded and more detailed discussions directly with representatives of Velaris about a potential transaction. Throughout these discussions, our management team kept the members of the Board of Directors informed on an informal basis at each stage of the negotiations. Prior to the Transactions, neither the Company nor any of its directors or officers had any material relationship with Velaris, Fairmount, Paragon or Wedbush.

•	On September 18, 2026, the Company and Fairmount Funds Management LLC entered into a mutual non-disclosure agreement in connection with the contemplated transaction.

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On or about September 22, 2026, we received a draft term sheet (the “Velaris Term Sheet”) from Wedbush, on behalf of Velaris, for a potential transaction with Velaris, which was structured, subject to engagement with Nasdaq and consideration of SEC rules, as a simultaneous sign-and-close reverse merger, with a concurrent private placement financing. Representatives of Cantor, on our behalf, negotiated the terms of the Velaris Term Sheet with representatives of Wedbush, following which our senior management engaged in discussions directly with representatives of Velaris. Under the Velaris Term Sheet, Velaris equity holders would receive shares of Common Stock, subject to a cap of 19.9% of the Common Stock outstanding immediately prior to closing, with the balance payable in non-voting convertible preferred stock, for the conversion of which the Company would seek stockholder approval promptly following closing. The Velaris Term Sheet provided that the Company would have a valuation of $15.0 million, assuming net cash of $0 at closing and subject to dollar-for-dollar adjustment for any difference, provided that the Company’s valuation could not exceed $15.0 million, and Velaris would have a valuation of $175.0 million to $200.0 million at the time of closing, subject to adjustment to reflect the valuation attributed to Velaris by investors in the concurrent private placement. The Velaris Term Sheet provided for a minimum concurrent private placement of $250.0 million. On that basis, our stockholders would have owned approximately 3.23% to 3.41% of the combined company on a fully diluted basis, with Velaris equity holders owning approximately 39.77% to 43.01% and investors in the concurrent private placement owning approximately 53.76% to 56.82%. Net cash would be reduced by, among other things, transaction expenses, wind-down costs of legacy operations, change of control and retention payments and amounts required to satisfy outstanding convertible securities, and the Velaris Term Sheet contemplated that the parties would explore the feasibility of monetizing our legacy assets through a contingent value right, license, sale or similar transaction at no cost or liability to the Company. The Velaris Term Sheet also contemplated 180-day lock-up agreements with continuing officers and directors, a resale registration statement and binding exclusivity provisions that could not be terminated by either party before the 30th day following execution.

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The parties engaged in negotiation of the Velaris Term Sheet during the following week. On or about September 23, 2026, we provided Velaris a revised draft of the Velaris Term Sheet, reflecting, among other changes, the narrowing of the Velaris valuation range to $200.0 million, the definition of net cash and the treatment of transaction expenses and wind-down costs in its calculation, the repurchase of the Existing Preferred Stock at its accreted value following stockholder approval of the Conversion Proposal, the proposed compensation payments to each of Mr. Weis and Mr. Groenewald, and the issuance of all merger consideration in non-voting convertible preferred stock. The Velaris Term Sheet was never executed, and its exclusivity provisions never became effective. Instead, the parties proceeded directly to the negotiation of definitive agreements on the basis of the terms discussed.

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On September 28, 2026, members of our management team, representatives of Cantor and SRFC, members of Velaris’s management team, representatives of Gibson, Dunn & Crutcher LLP (“Gibson Dunn”), as counsel to Velaris, representatives of Fairmount, as the Lead Investor, and representatives of Wedbush, as strategic financial advisor to Velaris, attended a working group kick-off call to discuss the proposed transaction structure, the anticipated timeline for due diligence and the negotiation of definitive agreements, and the concurrent Financing.

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On or about September 28, 2026, we and Velaris provided to each other, and its and our respective counsel and advisors, as well as the placement agents for the Financing (Jefferies LLC, Stifel, Nicolaus & Company, Incorporated, UBS Securities LLC, TD Securities (USA) LLC and Wedbush) and their advisors, access to virtual data rooms containing documentary due diligence materials.

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On or about September 28, 2026, Gibson Dunn delivered to SRFC drafts of the Series C Certificate of Designation, the Securities Purchase Agreement and the RRA. On or about September 30, 2026, Velaris delivered to us a draft of the Acquisition Agreement, and on or about October 7, 2026, a draft of the Series B Certificate of Designation. Over the course of the following days through the execution of the transaction documents on October 13, 2026, we or our counsel held frequent calls with Velaris,

Fairmount or their counsel to continue negotiating the terms of the merger and private placement documents, and revised drafts of the documents were periodically exchanged among the parties. Follow-up working group calls were held on October 2, 2026 and October 6, 2026 and attended by members of our management team, representatives of Cantor and SRFC, members of Velaris’s management team, representatives of Gibson Dunn, representatives of the Lead Investor and representatives of Wedbush. Negotiations with respect to the Acquisition Agreement primarily focused on the calculation of our net cash, which had a corresponding effect on our valuation and, thereby, the exchange ratio. Additionally negotiated items included, among others, the scope of the parties’ representations and warranties; identifying which directors and officers of the Company would be required to sign support agreements and lock-up agreements; determining the post-closing directors of the Company, including the resignation of three incumbent directors upon stockholder approval of the Conversion Proposal and the right of the holders of Series B Preferred Stock to elect two directors, and related compensation matters; the agreed operating plan and budget and the related consent rights of the Lead Investor; and the treatment of the Existing Preferred Stock. With respect to the certificates of designation, our negotiations with Velaris focused on approval rights granted to the holders of Series B Preferred Stock and Series C Preferred Stock and the cash settlement remedies available to holders under the conditions in the applicable certificates of designation. The Lead Investor subsequently delivered a limited waiver on October 14, 2026, as described below.

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Negotiations of the private placement documents related to the scope of the parties’ representations and warranties, the terms of the related PIPE Letter Agreement, evaluating comments received from potential investors in the Financing, and determining the size of the Financing, which was ultimately approximately $350 million, and the purchase price of $1.4357 per share of Common Stock (or $1,435.70 per share of Series C Preferred Stock). The purchase price was not less than the “Minimum Price” under Nasdaq Listing Rule 5635(d), equal to the lower of the closing price of our Common Stock immediately preceding signing and the average closing price for the five trading days immediately preceding signing, so that the issuance of the Common Stock in the private placement, representing no more than 19.99% of our outstanding Common Stock, would not require stockholder approval.

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On October 5, 2026, we received a written notice from the Nasdaq Listing Qualifications Department that our securities were subject to delisting due to our continued non-compliance with the stockholders’ equity requirement unless we timely requested a hearing before the Nasdaq Hearings Panel. We timely requested a hearing, which stayed any suspension or delisting action and was scheduled for November 10, 2026. In our Current Report on Form 8-K disclosing the notice, we disclosed that we were working with a financial advisor to complete one or more potential transactions that we believed would result in regaining compliance with Nasdaq’s continued listing requirements.

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On October 6, 2026, the Board of Directors held a meeting, with members of management and representatives of Cantor in attendance, to discuss the potential transaction with Velaris and the process for preparing and delivering a fairness opinion. Cantor described that its analysis would include an evaluation of the Company’s financial condition, the pending Nasdaq deficiency, and the limited alternatives available to the Company.

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On October 7, 2026, the Company and Cantor entered into an amendment to the August 14, 2023 engagement letter, pursuant to which the Company reinstated Cantor’s engagement as the Company’s exclusive financial advisor, effective as of that date and continuing through December 31, 2026, unless earlier terminated by Cantor. Under the engagement letter, the Company agreed to pay Cantor a transaction fee of $2,500,000, of which $1,750,000 was contingent upon the consummation of the Transactions. The Company also agreed to reimburse Cantor for certain of its reasonable out-of-pocket expenses and to indemnify Cantor and its affiliates against certain liabilities arising out of its engagement. During the two years preceding the date of the Acquisition Agreement, Cantor acted as financial advisor to the Company under the August 14, 2023 engagement letter until January 8, 2026, for which it received no fees. During such period, Cantor did not provide investment banking or other services to Velaris, Fairmount or Paragon for which it received compensation.

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On October 8, 2026, we incorporated First Merger Sub, and on October 10, 2026, we formed Second Merger Sub, each as a wholly owned subsidiary of the Company, for the sole purpose of effecting the Asset Acquisition.

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Because Mr. Postma (and an entity affiliated with him) and Mr. Vieser, as holders of all of the outstanding Existing Preferred Stock, would have a financial interest in the proposed Repurchase and Voting Agreement, which provides for the repurchase of the Existing Preferred Stock (and the Common Stock issued upon its conversion) following stockholder approval of the Conversion Proposal for an aggregate cash amount equal to its accreted value (approximately $1.6 million), the Board of Directors established a committee of directors who were disinterested with respect to the Repurchase and Voting Agreement, consisting of Mr. Weis and Michael A. Jerman (the “Disinterested Committee”). Neither Mr. Weis nor Mr. Jerman holds any Existing Preferred Stock; however, Mr. Weis is eligible for a retention bonus subject to the completion of certain conditions, as described under “Proposal No. 1—Interests of Certain Parties.” On October 12, 2026, the Disinterested Committee, by unanimous written consent, determined that the Repurchase and Voting Agreement and the transactions contemplated thereby were advisable and in the best interests of the Company and its stockholders and recommended that the Board of Directors approve them, including for purposes of Section 144(a)(1) of the DGCL.

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On October 12, 2026, the Board of Directors reviewed and discussed the Asset Acquisition, the Acquisition Agreement and the other Transactions with members of management and representatives of SRFC and Cantor, including a discussion with SRFC of the directors’ fiduciary duties. At the request of the Board of Directors, Cantor rendered an oral opinion, subsequently confirmed by delivery of a written opinion dated October 12, 2026, to the Board of Directors, to the effect that, as of the date of the opinion and based upon and subject to the various assumptions, matters considered and limitations, conditions and qualifications set forth in the opinion, the exchange ratio pursuant to the Acquisition Agreement was fair, from a financial point of view, to the Company. By unanimous written consent dated October 12, 2026, the Board of Directors (i) determined that the Transactions were fair to, advisable and in the best interests of the Company and its stockholders, (ii) approved the Acquisition Agreement, the Securities Purchase Agreement and the related agreements, including the issuance of Series B Preferred Stock and Series C Preferred Stock, (iii) upon the recommendation of the Disinterested Committee, approved the Repurchase and Voting Agreement, (iv) approved retention bonuses for Mr. Weis and Ferdinand Groenewald, our Vice President, Finance, in lieu of change of control, severance or similar payments, and (v) resolved to recommend that our stockholders approve the proposals to be set forth in this proxy statement. The material facts as to the interests of Messrs. Postma and Vieser in the Repurchase and Voting Agreement as well as Messrs. Weis and Groenewald in the Transactions were disclosed to and known by the Board of Directors and the Disinterested Committee prior to such approval, in accordance with Section 144 of the DGCL. See “Proposal No. 1—Interests of Certain Parties.”

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Also on October 12, 2026, the Company entered into an engagement letter with Gibson Dunn, pursuant to which Gibson Dunn agreed to represent the Company in connection with general corporate and securities matters, including SEC reporting, corporate governance, the preparation of this proxy statement and the related stockholder vote, and the Cayman Redomestication. Gibson Dunn represented Velaris in the Asset Acquisition and the Financing and represents Fairmount and certain of its affiliates in separate matters, and the Company acknowledged these relationships in the engagement letter. SRFC continued to represent the Company through the closing of the Transactions and continues to advise the Board of Directors in connection with this proxy statement.

•	On October 12, 2026, the sole director of Velaris and the requisite stockholders of Velaris, including the Lead Investor, approved the Acquisition Agreement and the Transactions by written consent.

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On October 13, 2026, we executed and announced the Acquisition Agreement, the certificates of designation, the Securities Purchase Agreement, the Support Agreements, the Lock-up Agreements, the Repurchase and Voting Agreement and other related documents; we filed the Series B Certificate of Designation and the Series C Certificate of Designation with the Secretary of State of the State of Delaware; and we completed the Asset Acquisition, issuing an aggregate of 105,286 shares of Series B Preferred Stock and 33,054 shares of Series C Preferred Stock to the former Velaris stockholders. Effective immediately after the Asset Acquisition, Peter Harwin, a Managing Member of Fairmount and a director of Paragon, was appointed to the Board of Directors. Prior to the effective time of the Asset Acquisition, Velaris entered into the Paragon Option Agreement. Before the market opened on October 13, 2026, we announced the Transactions.

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On October 14, 2026, we completed the Financing, issuing 687,789 shares of Common Stock and 243,063 shares of Series C Preferred Stock to the Investors for gross proceeds of approximately $350.0 million, and entered into the RRA with the Investors.

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On October 22, 2026, Nasdaq advised us that we had regained compliance with the stockholders’ equity requirement, the hearing before the Nasdaq Hearings Panel was canceled and our Common Stock continues to be listed on The Nasdaq Capital Market.

Reasons for the Transactions

In approving the Transactions, the Board of Directors considered the pros and cons of the Transactions versus other alternatives, including significantly dilutive capital raises, continuing to focus our resources entirely on the Pre-Acquisition Assets, a sale or out-license of our legacy or current assets, liquidation and discontinuation of the Company, the Alternative Proposal, other potential business development opportunities reviewed by the Board of Directors and the opportunities and risks presented with the Transactions. In particular, the Board of Directors took into account the following reasons, facts and circumstances in approving the Transactions:

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Financial condition and limited alternatives. As part of the discussions leading up to the Transactions, the Board of Directors considered the significant risks to our stockholders of maintaining the Company’s existing business strategy and obtaining adequate financing for the continued development of the Pre-Acquisition Assets. The Board of Directors considered our business, operational risk and financial status and prospects, including our cash position of approximately $0.3 million as of September 30, 2026, the substantial doubt about our ability to continue as a going concern, uncertainty regarding the successful preclinical and clinical development of the Pre-Acquisition Assets, given their early stage of development, and the need to raise significant additional financing in a volatile market for the future development of the Pre-Acquisition Assets, in the absence of any committed source of financing beyond the limited proceeds of the September 2026 registered direct offering and the Equity Line.

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Nasdaq listing. The Board of Directors considered that, absent a significant transaction, we were at substantial risk of having our Common Stock delisted from Nasdaq following the October 5, 2026 delisting notice, and that the Financing was expected to, and did, enable us to regain compliance with the Nasdaq stockholders’ equity requirement, preserving liquidity for our stockholders.

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Comparison to liquidation. The Board of Directors believed, after a thorough review of strategic alternatives and discussions with our senior management, financial advisor and legal counsel, that the Transactions were more favorable to our stockholders than the potential value that might have resulted from other options available to us, including a potential liquidation or dissolution of the Company and the distribution of any available cash to our stockholders. Although the Board of Directors did not obtain a formal liquidation analysis, in approving the Transactions on October 12, 2026, the Board of Directors considered the estimates of Cantor in delivering its opinion, as further described above, which took into account our cash position of approximately $0.3 million as of September 30, 2026, our outstanding liabilities, the liquidation preference of the Existing Preferred Stock of approximately

$1.6 million, the anticipated costs of a wind-down and projected operating expenses through October 13, 2026. These estimates showed that either a very limited or no amount of available cash would remain available for distribution to our stockholders in a potential dissolution and liquidation of the Company.

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Results of prior strategic process. The Board of Directors considered the results of the strategic alternatives process conducted with the assistance of Cantor beginning in August 2023 and our subsequent unsuccessful efforts to monetize our legacy TCR-T assets and to obtain financing for the Pre-Acquisition Assets, and believed that a further broad solicitation was unlikely to result in a superior transaction and would further deplete our cash.

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Velaris pipeline. The Board of Directors considered the scientific, clinical and commercial potential of Velaris’s pipeline of ActRII-Fc ligand traps (VLR199, VLR247 and VLR258) and its anti-PDGF-B monoclonal antibody (VLR360) for the treatment of PAH and related cardiopulmonary diseases, including the design of VLR199 to replicate the clinically validated pharmacology of the only approved activin-signaling inhibitor for the treatment of PAH, the potential of VLR247 and VLR258 to spare BMP-9 and BMP-10, and the expected clinical proof-of-concept data for VLR199 in 2028. In evaluating the Velaris programs, the Board of Directors relied on the due diligence conducted by management, including review of Velaris’s preclinical data, intellectual property position and the terms of the Paragon Option Agreement.

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Financing and runway. The Board of Directors considered that the oversubscribed Financing of approximately $350 million, led by Fairmount with participation from a syndicate of established healthcare investors, is expected to fund operations into 2029, including the generation of proof-of-concept data for VLR199 and VLR360 and initial regulatory filings for VLR247 and VLR258, with expenditures on the Pre-Acquisition Assets subject to the amounts provided in the closing net cash schedule and the applicable consent requirements.

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Negotiated terms. The Board of Directors believed that, as a result of arm’s length negotiations with Velaris, we and our management team negotiated the most favorable implied value for our stockholders that Velaris was willing to agree to, and that the terms of the Acquisition Agreement include the most favorable terms to us in the aggregate to which Velaris was willing to agree. Moreover, we were able to successfully attract significant additional working capital in connection with the Asset Acquisition, such that we would have adequate resources to fund the near-term development of the Velaris programs. Immediately prior to signing the Acquisition Agreement, our stock price was approximately $1.05 per share, as quoted on The Nasdaq Capital Market.

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Relative valuation and ownership. Pursuant to the Acquisition Agreement, at the time of closing we had a total valuation of approximately $5.4 million, reflecting the $15.0 million valuation agreed in the Acquisition Agreement reduced by negative net cash of approximately $9.6 million after certain adjustments, and Velaris had a valuation of $200 million. Based on these relative values, but before the Financing, our legacy stockholders retained approximately 2.7% of the combined company on an as-converted-to-Common Stock basis. The Financing was completed at the implied value of $1.4357 per share of Common Stock, which resulted in our legacy stockholders retaining approximately 1.0% of the combined company, while the Velaris stockholders received approximately 36.0% of the combined company and the Investors in the Financing received approximately 63.0% of the combined company, in each case on a fully diluted, as-converted-to-Common Stock basis (including assumed Velaris options). Following the Financing, we believe we have adequate resources to fund the near-term development of the Velaris programs.

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Comparison to Alternative Proposals. The Board of Directors considered several alternative proposals presented to it throughout September 2026, of which the Alternative Proposal was the most developed. Although the Alternative Proposal, as revised, would have resulted in our stockholders owning a larger percentage of the combined company (approximately 2.9% to 3.2%, compared to approximately 1.0% in the Transactions), the Board of Directors believed that the Transactions offered greater value and certainty to our stockholders because the Transactions included a committed concurrent financing of approximately $250 million (which was subsequently confirmed to be $350 million), compared to a targeted but uncommitted financing of $100 million to $150 million under the Alternative Proposal; the simultaneous sign-and-close structure of the Asset Acquisition and the closing of the Financing on the following day permitted us to regain compliance with the Nasdaq stockholders’ equity requirement promptly, whereas the Alternative Proposal would have required an SEC filing and a stockholder vote before closing; and the combined company’s expected cash runway into 2029 exceeded the runway projected under the Alternative Proposal.

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Sign-and-close structure. The Board of Directors believed that the structure of the Asset Acquisition, involving the issuance of Series B Preferred Stock and Series C Preferred Stock at a simultaneous sign and close of the Asset Acquisition (“Sign-and-Close Structure”), instead of a structure where our stockholders could vote to approve or disapprove of the Asset Acquisition and the issuance of securities prior to the consummation of the Asset Acquisition (“Traditional Structure”), had significant benefits to our stockholders. The Board of Directors estimated that a Traditional Structure would take approximately three to four months to consummate, and we would have continued to burn cash to fund operations and faced heightened delisting risk through that time. By using the Sign-and-Close Structure, the Board of Directors believes we were able to increase the implied value to our stockholders by preserving cash that otherwise would have been spent continuing to operate the business under the more elongated closing process of the Traditional Structure. The Asset Acquisition closed on October 13, 2026, and the Financing closed on October 14, 2026. Because the closings were connected, the Sign-and-Close Structure allowed us to consummate the Financing with more certainty and sooner than would have been possible with the Traditional Structure, thereby enabling us to more quickly fund the development of the Velaris programs and regain compliance with the Nasdaq stockholders’ equity requirement.

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Continued participation. The Board of Directors considered that our legacy stockholders would continue to hold an equity interest in the combined company and have the opportunity to participate in any future value created by the Velaris programs and the Pre-Acquisition Assets.

The Board of Directors also considered a variety of risks and other potentially negative factors concerning the Transactions, including the following:

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Dilution. On a fully diluted, as-converted-to-Common Stock basis, our legacy stockholders will own approximately 1.0% of the combined company, former Velaris equity holders will own approximately 36.0% and the Investors will own approximately 63.0%. The Asset Acquisition consideration represented 138,340,000 common-equivalent shares before assumed Velaris options, and the Financing represented 243,750,789 common-equivalent shares. These ownership estimates assume conversion of all Series B Preferred Stock and Series C Preferred Stock. Series B conversion is at the holder’s option; Series C conversion is automatic after the applicable approval conditions are satisfied, subject to beneficial ownership limitations and the terms of its certificate of designation.

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Concentration of control. Following stockholder approval of the Conversion Proposal, three of our current directors will resign and Lead Investor designees will be appointed, such that Mr. Harwin and the Lead Investor designees will constitute four of the five members of the Board of Directors; the holders of Series B Preferred Stock, all of which was issued to Fairmount-affiliated funds, will have the right to elect two directors after approval of the Conversion Proposal, whether or not the Authorized Share Increase has then been approved, while at least 30% of the originally issued Series B Preferred Stock remains outstanding. The Series B holders’ specified approval rights over fundamental transactions, the size of the Board of Directors, the replacement of our auditors, compensation consultant or corporate counsel, and material operating-plan deviations are also subject to that 30% threshold. Other class protections apply while any Series B Preferred Stock remains outstanding. The Lead Investor’s operating-plan consent right under the Acquisition Agreement ends upon the earliest of conversion of all Series B Preferred Stock following stockholder approval, 12 months after closing or the Lead Investor’s agreement otherwise. The Acquisition Agreement also contemplates a classified board following the proposed Cayman Redomestication and three votes for each preferred director on the Board of Directors and its committees while the preferred director election rights continue.

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Relationships with Fairmount and Paragon. Fairmount founded Paragon and Velaris, and Mr. Harwin is a director of Paragon. Under the Paragon Option Agreement, Paragon will receive two warrants, each to purchase 1.00% of our fully diluted shares, and Paragon may terminate any license, with the licensed rights reverting to Paragon, if our stockholders’ equity, determined under the applicable Nasdaq listing rules, does not exceed $200 million as of the end of the second full fiscal quarter following the closing, subject to the agreement’s exercise period and cure provisions, or if certain other events occur.

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Stockholder approval risk. If our stockholders do not approve the Conversion Proposal and the related proposals, the Series B Preferred Stock and Series C Preferred Stock will remain outstanding and, subject to Fairmount’s limited waiver, holders may be entitled to cash settlement of their shares at fair value, and we will be required to continue to seek stockholder approval, which could materially harm our financial condition. Under the limited waiver, the Lead Investor irrevocably waived the cash settlement right with respect to 6,268 of the 68,964 shares of Series C Preferred Stock held by it, representing an aggregate value of approximately $9.0 million, until the later of stockholder approval of the Conversion Proposal and the effectiveness of the increase in our authorized shares of Common Stock. The waiver does not apply to any other shares of Series B Preferred Stock or Series C Preferred Stock, including the remaining shares of Series C Preferred Stock held by Fairmount.

•	Development risk. Velaris’s programs are preclinical, may not achieve proof-of-concept, and depend substantially on the Paragon Option Agreement.

•	No stockholder vote on the Asset Acquisition. Our stockholders were not given the opportunity to vote on the Asset Acquisition or the Financing before they were consummated.

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Interests of certain persons. Certain of our directors and officers have interests in the Transactions that are different from, or in addition to, those of our stockholders generally, including the repurchase of the Existing Preferred Stock held by Messrs. Postma and Vieser, the retention bonuses payable and option grants made to Mr. Weis and Mr. Groenewald, the cash-out of certain options, and continued indemnification and directors’ and officers’ insurance. See “Proposal No. 1—Interests of Certain Parties.”

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Transaction costs and other risks. The Board of Directors considered the costs of the Transactions, including fees payable to Cantor of $2,500,000, of which $1,750,000 was contingent upon consummation of the Transactions, and fees payable to legal counsel, and the other risks described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, which is incorporated by reference into this proxy statement.

The foregoing discussion of the factors considered by the Board of Directors is not intended to be exhaustive but includes the material factors considered. In view of the variety of factors considered, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors, and individual directors may have given different weights to different factors. After giving consideration to these and other factors, the Board of Directors approved the Transactions, which the Board of Directors believes better position us for long-term success.

PROPOSALS

PROPOSAL NO. 1:

APPROVAL OF CONVERSION PROPOSAL

Overview

As described above, we issued 105,286 shares of Series B Preferred Stock and 33,054 shares of Series C Preferred Stock in the Asset Acquisition and 243,063 shares of Series C Preferred Stock in the Financing. Each of the Series B Preferred Stock and Series C Preferred Stock is intended to have rights that are generally equivalent to Common Stock, provided that the Series B Preferred Stock and Series C Preferred Stock do not have the right to vote on most matters (including the election of directors, other than the two Preferred Directors that the holders of the Series B Preferred Stock are entitled to elect, as described under “—Description of Series B Preferred Stock” below, or any Proposals herein). 105,286,000 shares of Common Stock and 276,117,000 shares of Common Stock are issuable upon conversion of the above-described shares of Series B Preferred Stock and Series C Preferred Stock, respectively, assuming the approval of Proposal No. 1 and subject to certain beneficial ownership limitations.

Subject to stockholder approval and certain beneficial ownership limitations set by each holder of Series B Preferred Stock and Series C Preferred Stock, each share of Series B Preferred Stock may, at the option of the holder, convert into 1,000 shares of Common Stock and each share of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock. This Proposal No. 1 would provide the necessary approval to permit such conversion.

Shares Issuable Upon Conversion

Set forth below is a table summarizing the issued and outstanding shares of Series B Preferred Stock and Series C Preferred Stock and the number of shares of Common Stock that are potentially issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock. The sale into the public market of the underlying Common Stock could materially and adversely affect the market price of our Common Stock.

	Asset Acquisition	Financing	Total
Series B Preferred Stock Issued and Outstanding	105,286	—	105,286
Series C Preferred Stock Issued and Outstanding	33,054	243,063	276,117
Common Stock (as converted)	138,340,000	243,063,000	381,403,000

Description of Series B Preferred Stock

Conversion. Following stockholder approval of this Proposal No. 1 and the Authorized Share Increase, effective as of 5:00 p.m. (Eastern time) on the third business day after the date on which both such stockholder approvals are received, each share of Series B Preferred Stock may, at the option of the holder, convert into 1,000 shares of Common Stock, subject to certain beneficial ownership limitations, including that a holder of Series B Preferred Stock is prohibited from converting shares of Series B Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set by the holder to a number up to 19.99% and thereafter adjusted) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

Voting Rights. Except as otherwise required by law (e.g. voting on a change to the authorized shares of Series B Preferred Stock or the rights of such shares as required by DGCL) and the Series B Certificate of Designation, the Series B Preferred Stock does not have voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock, or alter or amend the Series B Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or our Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of our Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (b) issue further shares of Series B Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series B Preferred Stock, (c) at any time while at least 30% of the originally issued Series B Preferred Stock remains issued and outstanding, (i) consummate either (x) any Fundamental Transaction (as defined in the Series B Certificate of Designation) or (y) any merger or consolidation of the Company or other business combination in which our stockholders immediately before such transaction do not hold at least a majority of our capital stock immediately after such transaction, (ii) increase or decrease the size of the Board of Directors, (iii) adopt, amend or repeal any written delegation of authority, policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors or (iv) terminate or replace the Company’s registered independent public accounting firm, independent compensation consultant or corporate counsel or (v) use any portion of the proceeds of the Financing to fund our legacy business in excess of the amounts contemplated by the Acquisition Agreement, to declare or pay any dividend or other distribution on, or to redeem or repurchase, any shares of our capital stock or to repay any indebtedness owed to any of our directors, officers or affiliates, or take any action that would constitute a material deviation from the operating plan contemplated by the Acquisition Agreement, (d) prior to the Stockholder Approval, amend, waive or modify the Acquisition Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval, or (e) enter into any agreement with respect to any of the foregoing. In addition, from and after stockholder approval of the Conversion Proposal, for so long as at least 30% of the originally issued Series B Preferred Stock remains outstanding, the holders of the Series B Preferred Stock, voting as a separate class, will be entitled to elect two members of the Board of Directors (the “Preferred Directors”).

Dividends. Holders of Series B Preferred Stock are entitled to receive dividends on shares of Series B Preferred Stock equal, on an as-if-converted-to-Common Stock basis, and in the same form as dividends actually paid on shares of the Common Stock.

Liquidation and Dissolution. The Series B Preferred Stock ranks on parity with Common Stock upon any liquidation, dissolution or winding-up of Alaunos.

Reasons for Stockholder Approval. Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue more than 20% of its common stock, and Nasdaq Listing Rule 5635(b), which requires stockholder approval prior to an issuance of securities that will result in a change of control. For purposes of Nasdaq Listing Rule 5635(a), the issuance of any Common Stock in the Transactions would be aggregated together. Thus, in order to permit the issuance of Common Stock upon conversion of the Series B Preferred Stock, we must first obtain stockholder approval of this issuance.

Beneficial Ownership Limitations; Change of Control. We are seeking stockholder approval of the issuance of Common Stock upon conversion of the Series B Preferred Stock and Series C Preferred Stock for purposes of Nasdaq Listing Rule 5635(b), including any change of control resulting therefrom, which generally prohibits Nasdaq-listed companies from issuing common stock to a stockholder in a transaction that would cause the holder to beneficially own more than 20% of the then-outstanding common stock (subject to certain exceptions). Assuming that Proposal No. 1 is approved, the Series B Preferred Stock will continue to have a beneficial ownership conversion limit that would prevent a stockholder from converting its shares if, as a result of such conversion, it would beneficially own a number of shares above its applicable conversion blocker (which cannot exceed 19.99% of the outstanding Common Stock).

Interests of Certain Parties. Certain funds managed by Fairmount were stockholders of Velaris and received shares of Series B Preferred Stock in the Asset Acquisition, and purchased shares of Common Stock and Series C Preferred Stock in the Financing, whereas other Velaris stockholders received shares of Series C Preferred Stock in the Asset Acquisition. In connection with the Transactions, Peter Harwin, a Founding Partner of Fairmount, was appointed as our director, and the Lead Investor is entitled to designate three additional directors effective as of the time the Conversion Proposal is approved by our stockholders (the “Approval Time”). Mr. Harwin is also a director of Paragon, the counterparty to the Paragon Option Agreement, under which Paragon will receive two warrants, each to purchase a number of shares of Common Stock equal to 1.00% of our outstanding shares on a fully diluted basis. Funds affiliated with Fairmount, including the Lead Investor, received all 105,286 shares of Series B Preferred Stock issued in the Asset Acquisition and purchased 687,789 shares of Common Stock and 68,964 shares of Series C Preferred Stock in the Financing for an aggregate purchase price of approximately $100.0 million, and Paragon, together with an affiliate, received an aggregate of 26,322 shares of Series C Preferred Stock in the Asset Acquisition. Fairmount is also party to the PIPE Letter Agreement described under “Description of the Transactions—Concurrent Financing Transaction.” In addition to Fairmount, we consider Paragon and Palaris Holding LLC, an entity formed by Paragon as a vehicle to hold equity in Velaris (and, as a result of the Acquisition, us), to be related parties. In addition, Robert W. Postma and Jaime W. Vieser, members of the Board of Directors, and Water Mill Asset Management Corp., an entity affiliated with Mr. Postma, hold all of our outstanding shares of Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock and are parties to the Repurchase and Voting Agreement described under “Description of the Transactions—Share Repurchase and Voting Agreement,” pursuant to which we have agreed to repurchase the securities held by them following the Approval Time. Messrs. Postma and Vieser, together with Michael A. Jerman, have delivered resignations from the Board of Directors that will become effective at the Approval Time, at which time the three directors designated by the Lead Investor will be appointed. In addition, in connection with the Asset Acquisition and in lieu of any change of control, severance or similar payments or benefits that would otherwise have been payable in connection with the Asset Acquisition, the Board of Directors approved (i) a cash retention bonus of $206,250 for Holger Weis, our Chief Executive Officer, payable if the Company’s development of ALN1003 is completed by July 30, 2027 and Mr. Weis remains continuously employed through such date, and (ii) a cash retention bonus of $90,000 for Ferdinand Groenewald, our Vice President, Finance, payable if he continues to provide services through the filing of our Annual Report on Form 10-K for the fiscal year ending December 31, 2026 and our Quarterly Report on Form 10-Q for the quarter ending March 31, 2027, and on October 12, 2026 the compensation committee of the Board of Directors granted Mr. Weis and Mr. Groenewald options to purchase 50,000 and 10,000 shares of Common Stock, respectively, at an exercise price of $1.4357 per share, which vest on the same terms as the applicable retention bonus.

Description of Series C Preferred Stock

Conversion. Following stockholder approval of this Proposal No. 1 and the Authorized Share Increase, effective as of 5:00 p.m. (Eastern time) on the third business day after the date on which both such stockholder approvals are received, each share of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock, subject to certain beneficial ownership limitations, including that a holder of Series C Preferred Stock is prohibited from converting shares of Series C Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (initially set by the holder to a number up to 19.99% and thereafter adjusted) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

Voting Rights. Except as otherwise required by law (e.g. voting on a change to the authorized shares of Series C Preferred Stock or the rights of such shares as required by DGCL) and the Series C Certificate of Designation, the Series C Preferred Stock does not have voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series C Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock, or alter or amend the Series C Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or our Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of our Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (b) issue further shares of Series C Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series C Preferred Stock, (c) prior to the Stockholder Approval, amend, waive or modify the Acquisition Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval or the automatic conversion of the Series C Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Dividends. Holders of Series C Preferred Stock are entitled to receive dividends on shares of Series C Preferred Stock equal, on an as-if-converted-to-Common Stock basis, and in the same form as dividends actually paid on shares of the Common Stock.

Liquidation and Dissolution. The Series C Preferred Stock ranks on parity with Common Stock upon any liquidation, dissolution or winding-up of Alaunos.

Reasons for Stockholder Approval. Our Common Stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(a), which requires stockholder approval in connection with the acquisition of another company if the Nasdaq-listed company will issue more than 20% of its common stock and Nasdaq Listing Rule 5635(b), which requires stockholder approval prior to an issuance of securities that will result in a change of control of the Nasdaq-listed company. For purposes of Nasdaq Listing Rule 5635(a), the issuance of any Common Stock in the Transactions would be aggregated together. Thus, in order to permit the issuance of Common Stock upon conversion of the Series C Preferred Stock, we must first obtain stockholder approval of this issuance.

Beneficial Ownership Limitations; Change of Control. As described above, we are seeking stockholder approval for purposes of Nasdaq Listing Rule 5635(b), including any change of control resulting therefrom. Assuming that Proposal No. 1 is approved, the Series C Preferred Stock will continue to have a beneficial ownership conversion limit that would prevent a holder from converting its shares if, as a result of such conversion, it would beneficially own a number of shares above its applicable conversion blocker (which cannot exceed 19.99% of the outstanding Common Stock).

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF, UNDER APPLICABLE NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF COMMON STOCK UPON CONVERSION OF THE SERIES B PREFERRED STOCK AND SERIES C PREFERRED STOCK.

PROPOSAL NO. 2:

APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION TO EFFECT THE AUTHORIZED SHARE INCREASE

Overview

Our Certificate of Incorporation currently authorizes the issuance of 50,000,000 shares of Common Stock and 30,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”). As of November 12, 2026, we had 4,208,359 shares of Common Stock, 500 shares of Series A-1 Convertible Preferred Stock, 850 shares of Series A-2 Convertible Preferred Stock, 105,286 shares of Series B Preferred Stock, and 276,117 shares of Series C Preferred Stock issued and outstanding. In addition, as of September 30, 2026, (A) 219,400 shares of Common Stock have been reserved for issuance upon exercise of options granted and outstanding under the Alaunos Therapeutics, Inc. 2020 Equity Incentive Plan and the 2012 Equity Incentive Plan, and 484,156 shares of Common Stock remain available for future issuance thereunder, (B) 424,080 shares of Common Stock have been reserved for issuance upon the conversion of Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock, and (C) 972,431 shares of Common Stock have been reserved for issuance upon exercise of stock options assumed under the Velaris Plan. Subject to stockholder approval of Proposal No. 1 and the Authorized Share Increase, each share of Series B Preferred Stock may, at the option of the holder, convert into 1,000 shares of Common Stock, and each share of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock, requiring approximately 381,403,000 shares of Common Stock in the aggregate, which substantially exceeds the number of shares of Common Stock currently authorized. See “Proposal No. 1: Approval of Conversion Proposal.” In addition, we are obligated to issue to Paragon two warrants, each to purchase a number of shares of Common Stock equal to 1.00% of our outstanding shares on a fully diluted basis.

The Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 400,000,000 (the “Authorized Share Increase”). The Board of Directors has not approved an increase in the shares of Preferred Stock. The additional shares of Common Stock authorized by the Authorized Share Increase, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized. A copy of the certificate of amendment for the Authorized Share Increase (the “Certificate of Amendment”) to the Certificate of Incorporation is attached hereto as Annex A. If the Conversion Proposal is approved and this Proposal No. 2 is approved and effected, we expect that approximately 13,143,454 shares of the total number of the Company’s authorized Common Stock will remain available for issuance or may be reserved for issuance. The foregoing does not consider the effects of the Reverse Stock Split, if approved, or any reservations of the Company’s Common Stock in connection with the Equity Incentive Plan Proposal or the ESPP Proposal.

The Board of Directors has recommended that the proposed Certificate of Amendment for the Authorized Share Increase be presented to our stockholders for approval.

Reasons for Stockholder Approval

On the record date,     shares of Common Stock were outstanding, out of the 50,000,000 authorized in our Certificate of Incorporation. The additional shares of Common Stock authorized by the Authorized Share Increase could be issued at the discretion of the Board of Directors from time to time for any proper corporate purpose, including, without limitation, the acquisition of other businesses, the raising of additional capital for use in our business, including in connection with the issuance and exercise of warrants, a split of or dividend on then outstanding shares or in connection with any employee stock plan or program. Except to the extent required by applicable law or regulation, any future issuances of authorized shares of Common Stock may be approved by the Board of Directors without further action by the stockholders. The availability of additional shares of Common Stock would be particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis in order to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of Common Stock, where such approval might not otherwise be required.

Although the Board of Directors will issue Common Stock only when required or when the Board of Directors considers such issuance to be in our best interests, the issuance of additional Common Stock may, among other things, have a dilutive effect on the earnings per share (if any) and on the equity and voting rights of our existing stockholders.

Additionally, the presence of such additional authorized but unissued shares of Common Stock could discourage unsolicited business combination transactions which might otherwise be desirable to stockholders. While it may be deemed to have potential anti-takeover effects, the proposed Authorized Share Increase is not prompted by any specific effort or takeover threat currently perceived by management. In addition, we do not have any plans to implement additional measures having anti-takeover effects. The Board of Directors believes that the benefits of providing it with the flexibility to issue shares without delay for any proper business purpose, including as an alternative to an unsolicited business combination opposed by the Board of Directors, outweigh the possible disadvantages of dilution and discouraging unsolicited business combination proposals and that it is prudent and in the best interests of stockholders to provide the advantage of greater flexibility which will result from the Authorized Share Increase.

Anti-Takeover and Dilutive Effects

The shares of Common Stock that are authorized but unissued provide the Board of Directors with flexibility to effect, among other transactions, public or private financings, including the issuance and exercise of warrants, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by the Board of Directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Authorized Share Increase would continue to give the Board of Directors authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Authorized Share Increase is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does the Board of Directors have any present intent to use the authorized but unissued Common Stock to impede a takeover attempt.

The Authorized Share Increase will increase the number of authorized shares of Common Stock and, as a result, the Board of Directors’ ability to issue authorized and unissued shares without further stockholder action. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and relative voting power and may cause a decline in the trading price of our Common Stock. We could use the shares that are available for future issuance in dilutive equity financing transactions, or to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. We may seek additional financing in the future. Other than the foregoing potential uses for our shares of Common Stock, we have no existing plans to issue any of the authorized, but unissued and unreserved shares, whether available as a result of the proposed Authorized Share Increase.

Except for our obligation to issue Common Stock upon the exercise or settlement of outstanding options and warrants, the conversion of the Series B Preferred Stock, Series C Preferred Stock, Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock and the issuance of warrants to purchase Common Stock to Paragon pursuant to the Paragon Option Agreement, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Common Stock subsequent to the Authorized Share Increase at this time, and we have not allocated any specific portion of the authorized number of shares to any particular purpose.

Procedure for Effecting the Authorized Share Increase

When and if the Board of Directors decides to implement the Authorized Share Increase, we will promptly file the Certificate of Amendment with the Secretary of State of the State of Delaware to amend our existing

Certificate of Incorporation. The Authorized Share Increase will become effective on the date of filing the Certificate of Amendment. The text of the Certificate of Amendment is set forth in Annex A to this proxy statement. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the Authorized Share Increase.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT THE AUTHORIZED SHARE INCREASE.

PROPOSAL NO. 3:

APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

General

At the Special Meeting, our stockholders will be asked to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of Common Stock at a ratio in the range of one new share for every two shares and one new share for every ten shares outstanding (or any number in between), to be determined by the Board of Directors, with the consent of the Lead Investor (the “Split Ratio”). The final Split Ratio and effectiveness of such amendment will be determined by the Board of Directors, with the consent of the Lead Investor, assuming this proposal is approved by our stockholders. On       , 2026, the Board of Directors adopted resolutions approving the proposed certificate of amendment to our Certificate of Incorporation in the form attached as Annex B to this proxy statement. If this certificate is filed with the Secretary of State of the State of Delaware, upon the effectiveness of such amendment (the “Reverse Stock Split Effective Time”), the issued and outstanding shares of Common Stock immediately prior to the Reverse Stock Split Effective Time will automatically without further action on the part of the Company be combined into a smaller number of shares in accordance with the final Split Ratio.

The Board of Directors, with the consent of the Lead Investor, may determine to effect the Reverse Stock Split, if it is approved by our stockholders, even if the other Proposals to be acted upon at the Special Meeting are not approved, including the Conversion Proposal.

By approving this Proposal No. 3, our stockholders will: approve an amendment to our Certificate of Incorporation pursuant to which any whole number of issued and outstanding shares of Common Stock, between and including two and ten, would be combined into one share of Common Stock and will authorize the Board of Directors to file such certificate of amendment, with the consent of the Lead Investor. As of the record date, 50,000,000 shares of Common Stock were authorized,      shares of Common Stock were outstanding and no shares of Common Stock were held in treasury.

All holders of Common Stock will be affected proportionately by the Reverse Stock Split. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. Instead, our stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive cash as set forth below under the caption “No Fractional Shares.” Each stockholder will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as such stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in such stockholder receiving cash in lieu of fractional shares.

Should the Company receive the required stockholder approval for this Proposal No. 3, and following such stockholder approval, the Board of Directors, with the consent of the Lead Investor, determines that effecting the Reverse Stock Split is in the best interests of the Company and its stockholders, the Reverse Stock Split will become effective as specified in the amendment filed with the Secretary of State of the State of Delaware.

The amendment filed thereby will contain the number of shares selected by the Board of Directors, with the consent of the Lead Investor, within the limits set forth in this Proposal No. 3 to be combined into one share of Common Stock. Accordingly, upon the effectiveness of the amendment to our Certificate of Incorporation, at the Reverse Stock Split Effective Time, every two to ten shares (or any number in between) of Common Stock outstanding immediately prior to the Reverse Stock Split Effective Time will be combined and reclassified into one share of Common Stock.

The proposed form of certificate of amendment to our Certificate of Incorporation to effect the Reverse Stock Split, as more fully described below, will effect the Reverse Stock Split but will not change the number of authorized shares of Common Stock or preferred stock, or the par value of Common Stock or preferred stock.

A copy of the proposed form of certificate of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Annex B to this proxy statement.

Notwithstanding approval of this Proposal No. 3 by our stockholders, the Board of Directors may, in its sole discretion, abandon the proposed amendments and determine prior to the effectiveness of any filing with the Secretary of State of the State of Delaware not to effect the Reverse Stock Split, as permitted under Section 242(c) of the DGCL.

Reasons for the Reverse Stock Split

The Board of Directors approved the proposal approving the amendment to our Certificate of Incorporation effecting the Reverse Stock Split for the following reasons:

•

the Board of Directors believes effecting the Reverse Stock Split will result in an increase in the minimum bid price of Common Stock and reduce the risk of a delisting of Common Stock from Nasdaq in the future; and

•	the Board of Directors believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees.

Based on the recent trading prices of Common Stock, we currently estimate that a reverse stock split ratio of one new share for every two shares and one new share for every ten shares (or any number in between) would be required to increase the per-share market price to $4.00, which is the minimum initial listing price requirement of Nasdaq. The final Reverse Stock Split ratio will be determined by the Board of Directors, with the consent of the Lead Investor, prior to the Reverse Stock Split Effective Time based primarily on the then-current trading price of Common Stock and the objective of achieving a per-share price that (1) satisfies Nasdaq’s listing requirements and (2) provides an appropriate and sustainable per-share market price that we believe will better position the Company for long-term trading stability, investor interest and market visibility, taking into account prevailing market conditions and other relevant factors. Accordingly, the ratio effected is likely to be greater than the minimum necessary to satisfy Nasdaq’s listing standards.

Nasdaq Compliance

On April 9, 2026, we received notification from Nasdaq that we were not in compliance with the requirement to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(b)(1). On October 5, 2026, we received a notice from the Nasdaq staff that our securities were subject to delisting due to our continued non-compliance with the stockholders’ equity requirement unless we timely requested a hearing before the Nasdaq Hearings Panel, which we did. On October 22, 2026, we received a letter from Nasdaq advising that the Nasdaq staff had confirmed that we regained compliance with the stockholders’ equity requirement as a result of the completion of the Financing, that the matter is closed and that the hearing has been cancelled, and our Common Stock continues to be listed and traded on The Nasdaq Capital Market. The Board of Directors believes it is important to maintain liquidity in the stock by remaining listed on Nasdaq, and the Board of Directors believes that effecting the Reverse Stock Split will reduce the risk of a future failure to comply with the Nasdaq minimum bid price requirement for continued listing.

Potential Increased Investor Interest and Future Financings

On       , 2026, our Common Stock closed at $    per share. An investment in Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower priced stocks. Also, the Board of Directors believes that most investment funds are reluctant to invest in lower priced stocks.

If the Reverse Stock Split successfully increases the per share price of Common Stock, the Board of Directors also believes this increase may increase trading volume in Common Stock and facilitate future financings by the Company. One of the effects of the Reverse Stock Split will be to effectively increase the proportion of authorized shares which are unissued relative to those which are issued. This could result in the Company’s management being able to issue more shares without further stockholder approval. The Reverse Stock Split will not affect the number of authorized shares of the Company capital stock, which will continue to be authorized pursuant to our Certificate of Incorporation.

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of Common Stock.

We cannot predict whether the Reverse Stock Split will increase the market price for Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•	the market price per share of Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split;

•	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•	the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees;

•	the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq for continued listing; or

•

the market price per share will achieve and maintain the $4.00 minimum bid price requirement for a sufficient period of time for the Common Stock to be approved for initial listing by Nasdaq in connection with the change of control described above.

The market price of Common Stock will also be based on the performance of the Company and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

The Reverse Stock Split will be realized simultaneously for all shares of Common Stock and options and warrants to purchase shares of Common Stock outstanding immediately prior to the Reverse Stock Split Effective Time. The Reverse Stock Split will affect all holders of shares of Common Stock outstanding immediately prior to the Reverse Stock Split Effective Time uniformly and each such stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of Common Stock or Preferred Stock and will not reduce the number of authorized shares of Common Stock or Preferred Stock. Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable. Proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise, vesting or settlement of all outstanding options and warrants to purchase shares of Common Stock, to the number of shares of Common Stock issuable upon conversion of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series B Preferred Stock and Series C Preferred Stock in accordance with the applicable certificates of designation, and the number of shares reserved for issuance pursuant to our existing equity incentive plans will be reduced proportionately based on the Split Ratio. The Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the amendment to our Certificate of Incorporation effecting the Reverse Stock Split, the Lead Investor consents to the Reverse Stock Split, and the Board of Directors still believes that the Reverse Stock Split is in the best interests of the Company and its stockholders, we will file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined to be the appropriate Reverse Stock Split Effective Time. The Board of Directors, with the consent of the Lead Investor, may delay effecting the Reverse Stock Split without resoliciting stockholder approval. Beginning at the Reverse Stock Split Effective Time, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the Reverse Stock Split Effective Time, our stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent, Equiniti Trust Company, LLC, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent stock certificates representing pre-split shares in exchange for stock certificates (or book-entry positions) representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company. No new certificates (or book-entry positions) will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Shares held in book-entry form will be automatically exchanged. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

No Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the closing price of the Common Stock on Nasdaq on the date of the filing of the amendment to our Certificate of Incorporation effecting the Reverse Stock Split. For the foregoing purposes, all shares of Common Stock held by a holder will be aggregated (thus resulting in no more than one fractional share per holder). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company, the Reverse Stock Split Proposal is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company, other than in connection with the Transactions, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the proposals being submitted to our stockholders for their consideration at the Special Meeting, the Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following discussion is a summary of U.S. federal income tax considerations to U.S. Holders (as defined below) of Common Stock of the Reverse Stock Split. The discussion does not purport to be a complete analysis of all potential tax considerations. The considerations of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws, are not discussed. This discussion is based on the Code, Treasury Regulations promulgated under the Code, judicial decisions and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax considerations of the Reverse Stock Split.

This discussion is limited to a U.S. Holder that holds Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax considerations relevant to a U.S. Holder’s particular circumstances, including without limitation the effect of the Medicare contribution tax on net investment income, the alternative minimum tax, or the special tax accounting rules under Section 451(b) of the Code. In addition, it does not address considerations relevant to U.S. Holders subject to special rules, such as:

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	U.S. Holders whose functional currency is not the U.S. dollar;

•	persons holding Common Stock as part of a hedge, straddle or other risk-reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies and other financial institutions;

•	real estate investment trusts or regulated investment companies;

•	brokers, dealers or traders in securities or other persons that elect to use a mark-to-market method of accounting for their holdings in Common Stock;

•

partnerships or other entities or arrangements classified as partnerships, passthroughs, or disregarded entities for U.S. federal income tax purposes (and investors therein), S corporations or other passthrough entities (including hybrid entities);

•	tax-exempt organizations or governmental organizations;

•	persons deemed to sell Common Stock under the constructive sale provisions of the Code;

•	persons who hold or receive Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation;

•	tax-qualified retirement plans; and

•	persons that own, or have owned, actually or constructively, more than 5% of Common Stock.

If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, a partnership holding Common Stock and each partner in such partnership is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of the Reverse Stock Split.

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of Common Stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that: (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code); or (ii) has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This discussion is for informational purposes only and is not tax advice. Each holder is urged to consult its tax advisor with respect to the application of the U.S. federal income tax laws to its particular situation as well as any tax considerations of the Reverse Stock Split arising under U.S. federal estate or gift tax laws, the laws of any state, local or non-U.S. taxing jurisdiction or any applicable income tax treaty.

Tax Consequences of the Reverse Stock Split

The proposed Reverse Stock Split is intended to qualify as a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split, except with respect to cash received in lieu of a fractional share of Common Stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of Common Stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of the Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of Common Stock), and such U.S. Holder’s holding period in the shares of Common Stock received should include the holding period in the shares of Common Stock surrendered. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the proposed Reverse Stock Split.

Each U.S. Holder of shares of Common Stock acquired on different dates and at different prices is urged to consult its tax advisor regarding the allocation of the tax basis and holding period of such shares.

Cash in Lieu of Fractional Shares

A U.S. Holder that receives cash in lieu of a fractional share of Common Stock pursuant to the proposed Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of Common Stock surrendered that is allocated to such fractional share of Common Stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for Common Stock surrendered exceeded one year at the effective time of the Reverse Stock Split.

Tax Reporting Regarding the Reverse Stock Split

Assuming the Reverse Stock Split qualifies as a recapitalization within the meaning of Section 368(a) of the Code, each U.S. Holder who receives shares of Common Stock in the Reverse Stock Split is required to retain permanent records pertaining to the Reverse Stock Split and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of all transferred property and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Each U.S. Holder who owned at least five percent (by vote or value) of the total outstanding stock of the Company or who owned securities in the Company with a basis of $1,000,000 or more is required to attach a statement to its tax returns for the year in which the Reverse Stock Split is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the holder’s tax basis in the U.S. Holder’s Common Stock and the fair market value of such stock. Each U.S. Holder is urged to consult with its tax advisor to comply with these rules.

This discussion of U.S. federal income tax considerations of the Reverse Stock Split is for general information purposes only and is not intended to be, and should not be construed as, tax advice. Determining the actual tax consequences of the Reverse Stock Split to you may be complex and will depend on your specific situation and on factors that are not within the Company’s knowledge or control. Each holder is urged to consult its tax advisor with respect to the application of U.S. federal income tax laws to its specific situation as well as any tax considerations arising under the U.S. federal estate or gift tax rules or under the laws of any state, local, non-U.S. or other taxing jurisdiction.

Information Reporting and Backup Withholding

Payments of cash made in lieu of a fractional share of Common Stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each holder of Common Stock that does not otherwise establish an exemption should furnish its taxpayer identification number and comply with the applicable certification procedures.

Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of Common Stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The conversion of the Series B Preferred Stock and Series C Preferred Stock is conditioned upon stockholder approval of the Conversion Proposal and the Authorized Share Increase, but is not conditioned upon the approval of the Reverse Stock Split Proposal. However, the Board of Directors, with the consent of the Lead Investor, may determine to effect the Reverse Stock Split, if it is approved by our stockholders, even if the other Proposals to be acted upon at the Special Meeting are not approved, including the Conversion Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL NO. 4:

APPROVAL OF THE REDOMESTICATION OF THE COMPANY

Overview

At the Special Meeting, our stockholders will be asked to approve (A) pursuant to the DGCL, the conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to an exempted company incorporated under the laws of the Cayman Islands (the “Cayman Company”) and to adopt resolutions approving the redomestication (the “Cayman Redomestication Resolutions”) included as Annex E to this proxy statement (“Proposal No. 4A”) and (B) pursuant to the Companies Act (as defined below), the transfer by way of continuation of the Company from the Delaware Corporation to the Cayman Company and to adopt the Cayman Redomestication Resolutions and as a special resolution the Cayman Articles (as defined below) (“Proposal No. 4B”), as more fully described in this Proposal No. 4. The proposed redomestication of the Delaware Corporation to a Cayman Company pursuant to this Proposal No. 4 is referred to herein as the “Cayman Redomestication.”

Principal Terms of the Cayman Redomestication

If the Cayman Redomestication is approved by our stockholders, the Cayman Redomestication will be effected by the Company through a conversion pursuant to Section 266 of the DGCL, and the Cayman Company will continue its existence as an exempted company limited by shares under the Companies Act, as amended, of the Cayman Islands (the “Companies Act”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Annex C to this proxy statement. Approval of the Redomestication Proposal will constitute approval of the Plan of Conversion.

Through the adoption of the Plan of Conversion, upon the Cayman Redomestication Effective Time:

•

The Company will continue its existence as a Cayman Islands exempted company and will continue to operate its business under the name “Alaunos Therapeutics, Inc.” (or, if the change of the Company’s name to “Velaris Therapeutics, Inc.” contemplated by the Acquisition Agreement has been approved by our board of directors and effected prior to the Cayman Redomestication, “Velaris Therapeutics, Inc.”) being the name set out in the Cayman Articles, the Cayman certificates of designation and the filings with the Cayman Islands Registrar of Companies.

•

The internal affairs of the Company will cease to be governed by Delaware law and will instead be governed by Cayman Islands law. See “Effects of the Cayman Redomestication—Comparison of Stockholder Rights under Delaware and Shareholder Rights under Cayman Islands Law” below.

•

The Company will cease to be governed by our Certificate of Incorporation and Bylaws and will instead be governed by the provisions of the proposed Cayman Islands memorandum and articles of association (the “Cayman Articles”), a form of which is included as Annex D to this proxy statement. See “Effects of the Cayman Redomestication—Comparison of Rights of Holders of the Delaware Corporation Capital Stock and the Cayman Company Share Capital” below.

•

The rights attaching to the Cayman Series B Preferred Shares and the Cayman Series C Preferred Shares will be governed by the Cayman Series B Certificate of Designation and the Cayman Series C Certificate of Designation, respectively, in the forms attached as Annex F-1 and Annex F-2 to this proxy statement, respectively, which will form part of the constitutional arrangements of the Cayman Company.

•

The Cayman Redomestication will not result in any change in our business, management, obligations, assets or liabilities, other than as a result of (i) the transaction costs related to the Cayman Redomestication, (ii) the division of the Board of Directors into three classes, designated Class I, Class II and Class III, which will be as nearly equal in number as possible, with staggered three-year terms, as described under “—Effects of the Cayman Redomestication—Comparison of Stockholder

Rights under Delaware and Shareholder Rights under Cayman Islands Law,” and (iii) the right of each of the two Preferred Directors that the holders of the Cayman Series B Preferred Shares are entitled to elect to three votes on each matter presented to the Board of Directors or any committee thereof, as required by the Acquisition Agreement, which right does not exist under the Delaware Series B Certificate of Designation. See “—Certain Risks Associated with the Cayman Redomestication”.

•

The Company will continue to be treated as a U.S. corporation for all purposes under the Code. See “U.S. Federal Income Tax Considerations of the Cayman Redomestication—U.S. Tax Status of the Cayman Company after the Cayman Redomestication” below.

•	Each outstanding share of Common Stock of the Delaware Corporation will be automatically converted into one ordinary share of the Cayman Company (each a “Cayman Share,” together the “Cayman Shares”).

•

Each outstanding share of any series of the Preferred Stock of the Delaware Corporation will be automatically converted into one outstanding share of the corresponding series of the preferred shares of the Cayman Company.

•	Stockholders of the Company will not be required to exchange their existing stock certificates (if any) for new share certificates.

•

Each outstanding option, warrant or right to acquire shares of Common Stock of the Delaware Corporation will continue in existence in the form of and will automatically become an option, warrant or right to acquire an equal number of Cayman Shares under the same terms and conditions.

•

The Cayman Shares resulting from the Cayman Redomestication will continue to be traded on Nasdaq under the same symbol. The Cayman Redomestication is not expected to cause any interruption in the trading of such Cayman Shares.

If our stockholders approve the Cayman Redomestication, the Company anticipates that the Cayman Redomestication will become effective as soon as practicable thereafter, upon the registration of the Company by way of continuation in the Cayman Islands and the issuance of a Certificate of Continuation by the Cayman Islands Registrar of Companies, coordinated with the effectiveness of the applicable Delaware filings (the “Cayman Redomestication Effective Time”).

The Cayman Redomestication may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board of Directors, at any time prior to the Cayman Redomestication Effective Time, whether before or after the approval by our stockholders, if the Board of Directors determines for any reason that such delay or abandonment would be in the best interests of the Company and our stockholders, as the case may be. In addition, the Company may face legal challenges to the Cayman Redomestication, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Cayman Redomestication.

Reasons for the Cayman Redomestication

The Board of Directors believes that there are several reasons the Cayman Redomestication is in the best interests of the Company and our stockholders. In particular, the Board of Directors believes that the Cayman Redomestication will allow the Company to take advantage of certain provisions of the corporate laws of the Cayman Islands.

The Cayman Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which the Company expects will result in substantial savings to the Company over the long term. For fiscal year 2025, the Company paid approximately $200,000 in Delaware franchise taxes. The Company anticipates that, if the Company remains a Delaware Corporation, for fiscal year 2026, our Delaware franchise taxes will be approximately $200,000 (based on the expected capital structure and assets of the Company).

The Cayman Redomestication will potentially reduce the risk of opportunistic and frivolous stockholder demands and litigation for the Company and its directors and officers, which may allow our directors and officers to focus on our business and save it the cost of such demands and litigation. Within recent years, the increasing frequency and cost of claims directed towards directors and officers of Delaware corporations has expanded the risk facing directors and officers of public companies in exercising their duties. For example, from time to time, public companies respond to stockholder books and records inspection demands pursuant to Section 220 of the DGCL, purportedly seeking to investigate alleged mismanagement and wrongdoing, which, in turn, causes public companies to expend substantial legal fees and costs in responding to such demands, in addition to the time and distraction for the management team in gathering records and providing information to the company’s lawyers. Such stockholder demands and litigation can be time-consuming and burdensome, both for the directors and officers involved and other members of management and employees. If the Company were to be targeted by opportunistic and frivolous stockholder demands or lawsuits, the costs or other consequences of responding to or defending such claims could potentially be borne by our stockholders through, among other things, indemnification obligations, distraction to our management and employees, and increased insurance premiums. Although Section 220 of the DGCL was amended on March 25, 2025 (the “2025 DGCL Amendments”) to narrow the scope of such stockholder books and records inspection demands and increase the burden on stockholders for obtaining such records, the Board of Directors still expects fewer opportunistic and frivolous books and records inspection demands under Cayman Islands law as shareholders generally do not have statutory rights to inspect or obtain copies of the register of shareholders or other corporate records under the Companies Act.

The Cayman Redomestication will potentially provide our directors and officers with greater protection, which may help the Company attract and retain highly qualified management personnel. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law.

In most cases, under Cayman Islands law, the Cayman Company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) the Cayman Company’s directors or officers usually may not be brought by a shareholder. While derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions, they are less common relative to similar claims brought in Delaware pursuant to the Delaware law. In addition, Cayman Islands law does not specifically restrict a Cayman Islands exempted company from exculpating its directors or officers from liability for negligence or a breach of duty, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to limit liability against willful default, willful neglect, actual fraud or the consequences of committing a crime. Accordingly, the Cayman Redomestication is expected to protect directors or officers from direct claims by shareholders for a breach of the duty except in the limited circumstances permitted by Cayman Islands law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company.

The Cayman Redomestication could also potentially provide the Company with greater flexibility to consider and engage in certain types of corporate transactions that might provide shareholders with an opportunity to realize greater value for their shares in the Company that the Board of Directors determines to be in the best interests of the Company. Although the 2025 DGCL Amendments restore the business judgment rule as the standard of review for corporate acts on transactions involving a controlling stockholder (other than going private transactions) approved by either a special committee of independent and disinterested directors or disinterested stockholders, such an approval may remain impractical in certain instances.

Cayman Islands law does not provide a list of statutory factors that directors and officers may consider in making takeover decisions or decisions in relation to corporate transactions. Under Cayman Islands law, in making decisions, directors are required to comply with their fiduciary duties to the company, including duties of loyalty, honesty, fidelity, good faith and acting in the best interests of the company. Directors must also act with skill, care and diligence with a standard measured against both objective and subjective tests.

As a result, the Cayman Redomestication may allow the Company to accomplish certain types of transactions with a reduced risk of litigation or a court overturning the business decisions of the Board of Directors, to the detriment of the Company and its shareholders.

No such transactions potentially implicating the entire fairness standard under Delaware law are currently being discussed or considered by the Board of Directors. Consequently, the Cayman Redomestication is not being proposed to prevent a change in control, or as a response to any present attempt known to the Board of Directors to acquire control of the Company or obtain representation on the Board of Directors.

The Acquisition Agreement requires that any redomestication of the Company provides that, from and after its effectiveness, (i) the Series B Preferred Stock and Series C Preferred Stock (to the extent then outstanding) will be converted into or continued as separate series of preference shares having terms substantially identical to those in the Series B Certificate of Designation and the Series C Certificate of Designation, with only such changes as are required by the laws of the Cayman Islands, (ii) for so long as the holders of the Series B Preferred Stock are entitled to elect the Preferred Directors, each Preferred Director will be entitled to three votes on each matter presented to the Board of Directors or any committee thereof, and (iii) the directors will be divided into three classes, designated Class I, Class II and Class III, with terms expiring at the first, second and third annual general meeting of shareholders, respectively, following the effectiveness of the redomestication. We may not effect a redomestication that does not satisfy these requirements without the prior written consent of the holders of Series B Preferred Stock and Series C Preferred Stock party to the Acquisition Agreement, who are third-party beneficiaries of this covenant in the Acquisition Agreement.

Certain Risks Associated with the Cayman Redomestication

Currently, we are governed by Delaware law, our Certificate of Incorporation and Bylaws, but upon effectiveness of the Cayman Redomestication, if approved, we will be governed by Cayman Islands law and the Cayman Articles, provisions of which may be considered to have anti-takeover implications.

Upon effectiveness of the Cayman Redomestication, if approved, our organizational documents will change and we and our organizational documents will be governed by Cayman Islands law rather than Delaware law. Provisions that will be included in the Cayman Articles may discourage, delay or prevent a merger, acquisition or other change in control of the Company that our shareholders may consider favorable, including transactions in which our ordinary shareholders might otherwise receive a premium price for their ordinary shares. These provisions could also limit the price that investors might be willing to pay in the future for our ordinary shares, thereby depressing the market price of our ordinary shares. In addition, because the Board of Directors will be responsible for appointing the members of our management team, these provisions may frustrate or prevent any attempts by our shareholders to replace or remove our current management by making it more difficult for our shareholders to replace members of the Board of Directors. Among other things, these provisions will:

•	introduce a classified board of directors such that not all members of the Board of Directors are elected at one time;

•	allow the authorized number of our directors to be changed only by resolution of the Board of Directors, subject to the terms of the Cayman Series B Certificate of Designation;

•	limit the manner in which our shareholders can remove directors from the Board of Directors;

•	provide for advance notice requirements for nominations for election to the Board of Directors or for proposing matters that can be acted on at shareholder meetings;

•	limit who may call a general meeting of shareholders;

•

authorize the Board of Directors to issue preferred shares without shareholder approval, which could be used to institute a “poison pill” that would work to dilute the share ownership of a potential hostile acquirer, effectively preventing acquisitions that have not been approved by the Board of Directors; and

•	require a special resolution to amend provisions of the Cayman Articles.

In addition, upon effectiveness of the Cayman Redomestication, the Cayman Series B Certificate of Designation relating to the Cayman Series B Preferred Shares (as defined below) may delay or prevent a change in control of the Company. At any time while at least 30% of the originally issued Cayman Series B Preferred Shares remain issued and outstanding, we may not (a) consummate (i) any Fundamental Transaction (as defined in the Cayman Series B Certificate of Designation) or (ii) any merger or consolidation of the Cayman Company with or into another entity or any share sale to, or other business combination in which the shareholders of the Cayman Company immediately before such transaction do not hold at least a majority of the share capital of the Cayman Company immediately after such transaction, (b) increase or decrease the size of the Board of Directors, (c) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors, (d) terminate or replace the Cayman Company’s registered independent public accounting firm, independent compensation consultant or corporate counsel or (e) use any portion of the proceeds of the Financing to fund the Parent Legacy Business in excess of the amounts contemplated by the Acquisition Agreement, to pay dividends, redeem or repurchase share capital or repay indebtedness owed to any director, officer or affiliate, or take any action that would constitute a material deviation from the Operating Plan (each as defined in the Cayman Series B Certificate of Designation).. This provision of the Cayman Series B Certificate of Designation may make it more difficult for us to enter into any of the aforementioned transactions, even potential change of control transactions that could offer a premium over the market value of the Company to the ordinary shareholders, as it would require the separate consent of the holders of a simple majority of the issued and outstanding Cayman Series B Preferred Shares.

Following the Cayman Redomestication, the two Preferred Directors elected by the holders of the Cayman Series B Preferred Shares will each be entitled to three votes on matters presented to the Board of Directors, which will give the holders of the Cayman Series B Preferred Shares the ability to control most decisions of the Board of Directors.

Upon the effectiveness of the Cayman Redomestication, and for so long as at least 30% of the originally issued Cayman Series B Preferred Shares remain issued and outstanding, the holders of the Cayman Series B Preferred Shares, voting as a separate class, will be entitled to elect two Preferred Directors, and each Preferred Director will be entitled to three votes on each matter presented to the Board of Directors or any committee thereof. Each other director will be entitled to one vote. As a result, assuming a Board of Directors of five members, the two Preferred Directors together will hold six of the nine votes (approximately 67%) on matters presented to the Board of Directors, and will therefore be able to approve any matter that requires the approval of a majority, or of two-thirds, of the votes of the directors, and to prevent the approval of any matter that requires a vote of more than two-thirds, without the vote of any other director. A Preferred Director serving on a committee of the Board of Directors may likewise be able to determine the outcome of the committee’s decisions.

The holders of the Cayman Series B Preferred Shares will have the ability to determine the identity of the Preferred Directors and, through the Preferred Directors, to exercise significant influence over, and in many cases to control, the decisions of the Board of Directors, including the appointment and removal of officers, the approval of financings, acquisitions and other strategic transactions, and the adoption of policies and budgets, regardless of the number of ordinary shares held by such holders and their affiliates and notwithstanding that the Cayman Series B Preferred Shares do not otherwise carry the right to vote on matters presented to shareholders. The interests of the holders of the Cayman Series B Preferred Shares and the Preferred Directors may differ from, or conflict with, the interests of our other shareholders. In addition, as described above, the Cayman Series

B Certificate of Designation requires the approval of the holders of a majority of the Cayman Series B Preferred Shares for specified actions, including any increase or decrease in the size of the Board of Directors, so that the holders of the Cayman Series B Preferred Shares may be able to prevent changes to the composition of the Board of Directors. These rights may discourage or delay a change of control of the Company that other shareholders may consider favorable, may reduce the price that investors are willing to pay for our ordinary shares and may make it more difficult for our shareholders to replace members of the Board of Directors. Because these rights continue for so long as at least 30% of the originally issued Cayman Series B Preferred Shares remain outstanding, they may continue even if such holders hold a minority of our outstanding ordinary shares on an as-converted basis. All of the outstanding Series B Preferred Stock is currently held by funds affiliated with Fairmount.

Because the Cayman Articles designate the courts of the Cayman Islands as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our shareholders, this could limit your ability to obtain a favorable judicial forum for disputes with our company or our company’s directors, officers or other employees.

The Cayman Articles will provide that unless we consent in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Cayman Articles or otherwise related in any way to each of our shareholder’s shareholding, including but not limited to (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of any fiduciary or other duty owed by any of our current or former director, officer or other employee to us or our shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Companies Act or the Cayman Articles, or (iv) any action asserting a claim against us governed by the internal affairs doctrine (as such concept is recognized under the laws of the United States of America) and that each shareholder irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes. The forum selection provision in Cayman Articles will not apply to actions or suits brought to enforce any liability or duty created by the Securities Act, Exchange Act or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States of America, the sole and exclusive forum for determination of such a claim.

The Cayman Articles will also provide that, without prejudice to any other rights or remedies that we may have, each of our shareholders acknowledges that damages alone would not be an adequate remedy for any breach of the selection of the courts of the Cayman Islands as exclusive forum and that accordingly we shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of the selection of the courts of the Cayman Islands as exclusive forum.

This choice of forum provision may increase a shareholder’s cost and limit the shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers or other employees, which may discourage lawsuits against us and our directors, officers and other employees. Any person or entity purchasing or otherwise acquiring any of our shares or other securities, whether by transfer, sale, operation of law or otherwise, shall be deemed to have notice of and have irrevocably agreed and consented to these provisions. There is uncertainty as to whether a court would enforce such provisions, and the enforceability of similar choice of forum provisions in other companies’ memorandum and articles of association or other charter documents has been challenged in legal proceedings. It is possible that a court could find this type of provision to be inapplicable or unenforceable, and if a court were to find this provision in the Cayman Articles to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving the dispute in other jurisdictions, which could have an adverse effect on our business and financial performance.

There can be no assurance that the Cayman Redomestication will result in all or any of the benefits described in this proxy statement, including the benefits of or resulting from the transfer by way of continuation of the Company under the Cayman Islands or the application of Cayman Islands law to the internal affairs of the Company.

Effects of the Cayman Redomestication

The Cayman Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Cayman Redomestication, the Company will be governed by the Companies Act instead of the DGCL, and the Company will be governed by the Cayman Articles. Approval of this Proposal No. 4 will constitute the approval and adoption of the Cayman Articles. Stockholders are also being asked, on a non-binding, advisory basis, to approve certain governance provisions of the Cayman Articles in Proposal No. 5. See “Proposal No. 5—Approval of the Advisory Organizational Documents Proposals.” The Certificate of Incorporation and the Bylaws will no longer be applicable following completion of the Cayman Redomestication.

The summaries below do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Companies Act, the Cayman Articles, the DGCL, the Certificate of Incorporation and the Bylaws, which you should carefully read, together with this entire document and the other referenced documents for a more complete understanding of the differences between being a stockholder of the Delaware Corporation before the Cayman Redomestication and being a shareholder of the Cayman Company following the completion of the Cayman Redomestication. Copies of the Cayman Articles, the Cayman Series B Certificate of Designation (as defined below), Cayman Series C Certificate of Designation (as defined below), the Certificate of Incorporation, the Bylaws, the Delaware Series A Certificates of Designation (as defined below), the Delaware Series B Certificate of Designation (as defined below), the Delaware Series C Certificate of Designation (as defined below) and the form of certificate of amendment to effect the increase in the number of authorized shares of Common Stock described in Proposal No. 2 are included as Annex D, Annex F-1, Annex F-2, Annex G, Annex H, Annex I-1, Annex I-2, Annex I-3 and Annex A, respectively, to this proxy statement.

Comparison of Rights of Holders of the Delaware Corporation Capital Stock and the Cayman Company Share Capital

The Cayman Articles differ in many respects from the Certificate of Incorporation and Bylaws. The differences between the rights of stockholders of the Delaware Corporation under the Certificate of Incorporation and Bylaws and their rights as shareholders of the Cayman Company immediately after the Cayman Redomestication under the Cayman Articles are summarized below. The following summary gives effect to the proposed increase in the number of authorized shares of Common Stock described in Proposal No. 2.

Delaware Corporation	Cayman Company

Organizational Documents

The rights of the Delaware Corporation’s stockholders are governed by the Certificate of Incorporation, Bylaws and the DGCL.	The rights of Cayman Company shareholders will be governed by the Cayman Articles, the Companies Act, and the common law of the Cayman Islands.

Authorized Capital Stock

The Delaware Corporation is authorized to issue two classes of capital stock which are designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Delaware Corporation is currently authorized to issue is 80,000,000, of which 50,000,000 shares are Common Stock, each having a par value of $0.001 per share, and 30,000,000 shares are Preferred Stock, each having a par value of $0.001 per share. Assuming approval of Proposal No. 2, the total number of authorized shares will be 430,000,000, of which 400,000,000 shares will be Common Stock and 30,000,000 shares will be Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, and the Board	The authorized share capital of the Cayman Company under the Cayman Articles is US$430,000 divided into 400,000,000 “ordinary shares,” having a par value of US$0.001 per share, and 30,000,000 “preferred shares,” having a par value of US$0.001 per share. Subject to the rights and restrictions of holders of any series of preferred shares, the Cayman Company may increase its authorized share capital through an ordinary resolution (being the affirmative vote of a simple majority of the votes cast at an annual general meeting or general meeting).

Delaware Corporation	Cayman Company
of Directors is authorized to fix the number of shares and the designations, rights, preferences, privileges and restrictions of each series. Under Section 242(d)(2) of the DGCL, because the Common Stock is listed on Nasdaq, an amendment to the Certificate of Incorporation to increase or decrease the number of authorized shares of a class may be approved if the votes cast for the amendment exceed the votes cast against it.

Common Stock

The Delaware Corporation’s authorized common stock currently consists of 50,000,000 shares of Common Stock, par value $0.001 per share (or, assuming approval of Proposal No. 2, 400,000,000 shares).

Each holder of a share of Delaware Corporation Common Stock is entitled to one vote for each such share held of record on the applicable record date on each matter properly submitted to the stockholders for their vote.

The Cayman Company’s authorized ordinary shares will consist of 400,000,000 ordinary shares, par value US$0.001 per share.

Each holder of ordinary shares will carry the right to receive notice of, to attend and to vote at any Cayman Company general meeting.

Preferred Stock

Delaware Corporation’s preferred stock consists of 30,000,000 authorized shares of Preferred Stock, each having a par value of $0.001 per share. The voting rights of holders of Preferred Stock can vary depending on the series of Preferred Stock issued. The Board of Directors is authorized to determine the voting rights, if any, of each series of Preferred Stock.

The Board of Directors designated up to 1,000 shares of the Delaware Corporation’s undesignated preferred stock as Series A-1 Convertible Preferred Stock (“Delaware Series A-1 Preferred Stock”) and up to 1,000 shares as Series A-2 Convertible Preferred Stock (“Delaware Series A-2 Preferred Stock” and, together with the Delaware Series A-1 Preferred Stock, the “Delaware Series A Preferred Stock”) through certificates of designation filed on April 11, 2025 and June 24, 2025, respectively, in the forms attached as Annex I-1 (the “Delaware Series A Certificates of Designation”). As of November 12, 2026, there were 500 shares of Delaware Series A-1 Preferred Stock and 850 shares of Delaware Series A-2 Preferred Stock outstanding. Pursuant to the Repurchase and Voting Agreement, the holders of all outstanding Delaware Series A Preferred Stock have agreed to convert such shares to the extent permitted and to sell to the Delaware Corporation, on the second business day after the Stockholder Approval, all such shares and the shares of Common Stock issued upon conversion thereof.

The Cayman Company’s authorized preferred shares will consist of 30,000,000 preferred shares, par value US$0.001 per share.

The Cayman Articles will provide that, whenever the capital of the Cayman Company is divided into different classes (and as otherwise determined by the Board of Directors) the rights attached to any such class may, subject to any rights or restrictions for the time being attached to any class, only be materially adversely varied or abrogated with the consent required under the terms of any certificate of designation (if applicable) or, where there is no certificate of designation or the certificate of designation does not provide for a consent threshold, the consent in writing of the holders of a simple majority of the issued ordinary or preferred shares of the relevant class, or with the sanction of a resolution passed at a separate meeting of the holders of the ordinary or preferred shares of such class by a simple majority of the votes cast at such a meeting. The directors may vary the rights attaching to any class without the consent or approval of shareholders; provided that the rights will not, in the determination of the directors, be materially adversely varied or abrogated by such action. The Cayman Articles will also provide that the rights conferred upon the holders of the shares of any class shall not, unless otherwise expressly provided by the terms of issue of

Delaware Corporation	Cayman Company

In connection with the Asset Acquisition, the Board of Directors designated 105,286 shares of the Delaware Corporation’s undesignated preferred stock as Series B Non-Voting Convertible Preferred Stock (“Delaware Series B Preferred Stock”) through a certificate of designation in the form attached as Annex I-2 (the “Delaware Series B Certificate of Designation”) and 276,117 shares of the Delaware Corporation’s undesignated preferred stock as Series C Non-Voting Convertible Preferred Stock (“Delaware Series C Preferred Stock”) through a certificate of designation in the form attached as Annex I-3 (the “Delaware Series C Certificate of Designation”), each filed with the Secretary of State of the State of Delaware on October 13, 2026. Pursuant to the Acquisition Agreement, 105,286 shares of Delaware Series B Preferred Stock and 33,054 shares of Delaware Series C Preferred Stock were issued to the former Velaris stockholders, and the remaining shares of Delaware Series C Preferred Stock were issued pursuant to the Securities Purchase Agreement. As of November 12, 2026, there were 105,286 shares of Delaware Series B Preferred Stock and 276,117 shares of Delaware Series C Preferred Stock outstanding.

Except as otherwise required by law, each share of Delaware Series A Preferred Stock votes together with the Common Stock as a single class on an as-converted basis on all matters presented to stockholders. The Delaware Series A Certificates of Designation may not be amended, modified or waived without the written consent of the holders of a majority of the outstanding shares of the applicable series.

Except as otherwise provided in the Delaware Series B Certificate of Designation or required by the DGCL, the Delaware Series B Preferred Stock does not have voting rights. As long as any shares of Delaware Series B Preferred Stock are outstanding, the Delaware Corporation will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Delaware Series B Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Delaware Series B Preferred Stock or alter or amend the Delaware Series B Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or the Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, in each case if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the the shares of that class, be deemed to be materially adversely varied or abrogated by, among other things, the creation, allotment or issue of shares ranking pari passu with or subsequent to them or with preferred rights (including enhanced voting rights), or the redemption or purchase of any shares of any class by the Cayman Company.

From the Cayman Redomestication Effective Time, pursuant to the Cayman Articles and the Cayman Redomestication Resolutions, 105,286 preferred shares will be designated as Series B Non-Voting Convertible Preferred Shares (the “Cayman Series B Preferred Shares”) through a certificate of designation in the form attached as Annex F-1 (the “Cayman Series B Certificate of Designation”) and 276,117 preferred shares as Series C Non-Voting Convertible Preferred Shares (the “Cayman Series C Preferred Shares”) through a certificate of designation in the form attached as Annex F-2 (the “Cayman Series C Certificate of Designation”), in each case to the extent such shares remain outstanding immediately prior to the Cayman Redomestication Effective Time, with powers, preferences and rights substantially identical to those of the Delaware Series B Preferred Stock and Delaware Series C Preferred Stock, respectively, with such changes as are required by Cayman Islands law and, in the case of the Cayman Series B Preferred Shares, the addition of the right of each Preferred Director to three votes described below, as required by the Acquisition Agreement. The Cayman Series B Certificate of Designation and the Cayman Series C Certificate of Designation will become effective as part of the constitutional arrangements of the Cayman Company at the Cayman Redomestication Effective Time.

We do not expect to designate a corresponding series of Series A-1 and Series A-2 preferred shares, as all outstanding shares of Delaware Series A Preferred Stock are expected to be converted or repurchased pursuant to the Repurchase and Voting Agreement prior to the Cayman Redomestication Effective Time.

Except as otherwise provided for in the Cayman Articles, the Cayman Series B Certificate of Designation or at law, a holder of Cayman Series B Preferred Shares will not have voting rights. As long as any Cayman Series B Preferred Shares are issued and outstanding, the Cayman Company will not, without the affirmative vote of the holders of a

Delaware Corporation	Cayman Company
benefit of, the Delaware Series B Preferred Stock, regardless of whether any of the foregoing actions will be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Delaware Series B Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Delaware Series B Preferred Stock, (iii) at any time while at least 30% of the originally issued Delaware Series B Preferred Stock remains issued and outstanding, (A) consummate (I) any Fundamental Transaction (as defined in the Delaware Series B Certificate of Designation) or (II) any merger or consolidation of the Delaware Corporation with or into another entity or any stock sale to, or other business combination in which the stockholders of the Delaware Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Delaware Corporation immediately after such transaction, (B) increase or decrease the size of the Board of Directors, (C) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule (including with respect to the approval of any budget) unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors, (D) terminate or replace the Delaware Corporation’s registered independent public accounting firm, independent compensation consultant or corporate counsel, or (E) use any proceeds of the financing described in the Acquisition Agreement to fund the Parent Legacy Business in excess of the amounts contemplated by the Acquisition Agreement or to pay dividends, redeem or repurchase capital stock or repay indebtedness owed to any director, officer or affiliate, or take any action that would constitute a material deviation from the Operating Plan (each as defined in the Delaware Series B Certificate of Designation), (iv) prior to the Stockholder Approval, amend, waive or modify the Acquisition Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval, or (v) enter into any agreement with respect to any of the foregoing. In addition, from and after the approval of the Conversion Proposal, for so long as at least 30% of the originally issued Delaware Series B Preferred Stock remains outstanding, the holders of Delaware Series B Preferred Stock, voting as a separate class, are entitled to elect two directors (the “Preferred Directors”), who may be removed without cause, and whose vacancies may be filled, only by the holders of a majority of the	simple majority of the then issued and outstanding Cayman Series B Preferred Shares, (i) alter or change adversely the powers, preferences or rights given to the Cayman Series B Preferred Shares or alter or amend the Cayman Series B Certificate of Designation, amend the Cayman Articles, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Cayman Company preferred shares, in each case if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of, the Cayman Series B Preferred Shares, regardless of whether any of the foregoing actions will be by means of amendment to the Cayman Articles or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further Cayman Series B Preferred Shares or increase or decrease (other than by conversion) the number of authorized Cayman Series B Preferred Shares, (iii) at any time while at least 30% of the originally issued Cayman Series B Preferred Shares remain issued and outstanding, (A) consummate (I) any Fundamental Transaction (as defined in the Cayman Series B Certificate of Designation) or (II) any merger or consolidation of the Cayman Company with or into another entity or any share sale to, or other business combination in which the shareholders of the Cayman Company immediately before such transaction do not hold at least a majority of the issued and outstanding share capital of the Cayman Company immediately after such transaction, (B) increase or decrease the size of the Board of Directors, (C) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule (including with respect to the approval of any budget) unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors, (D) terminate or replace the Cayman Company’s registered independent public accounting firm, independent compensation consultant or corporate counsel, or (E) use any proceeds of the Financing to fund the Parent Legacy Business in excess of the amounts contemplated by the Acquisition Agreement or to pay dividends, redeem or repurchase share capital or repay indebtedness owed to any director, officer or affiliate, or take any action that would constitute a material deviation from the Operating Plan (each as defined in the Cayman Series B Certificate of Designation), (iv) prior to the Stockholder Approval, amend, waive or modify the

Delaware Corporation	Cayman Company

Delaware Series B Preferred Stock (or, as to vacancies, by the remaining Preferred Directors).

Except as otherwise provided in the Delaware Series C Certificate of Designation or required by the DGCL, the Delaware Series C Preferred Stock does not have voting rights. As long as any shares of Delaware Series C Preferred Stock are outstanding, the Delaware Corporation will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Delaware Series C Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Delaware Series C Preferred Stock or alter or amend the Delaware Series C Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or the Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, in each case if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of, the Delaware Series C Preferred Stock, regardless of whether any of the foregoing actions will be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Delaware Series C Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Delaware Series C Preferred Stock, (iii) prior to the Stockholder Approval, amend, waive or modify the Acquisition Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval or the automatic conversion of the Delaware Series C Preferred Stock, or (iv) enter into any agreement with respect to any of the foregoing.

Acquisition Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval, or (v) enter into any agreement with respect to any of the foregoing. In addition, for so long as at least 30% of the originally issued Cayman Series B Preferred Shares remain issued and outstanding, the holders of Cayman Series B Preferred Shares, voting as a separate class, will be entitled to elect the two Preferred Directors, who may be removed without cause, and whose vacancies may be filled, only by the holders of a simple majority of the Cayman Series B Preferred Shares (or, as to vacancies, by the remaining Preferred Directors).

Except as otherwise provided for in the Cayman Articles, the Cayman Series C Certificate of Designation or at law, a holder of Cayman Series C Preferred Shares will not have voting rights. As long as any Cayman Series C Preferred Shares are issued and outstanding, the Cayman Company will not, without the affirmative vote of the holders of a simple majority of the then issued and outstanding Cayman Series C Preferred Shares, (i) alter or change adversely the powers, preferences or rights given to the Cayman Series C Preferred Shares or alter or amend the Cayman Series C Certificate of Designation, amend the Cayman Articles, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Cayman Company preferred shares, in each case if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of, the Cayman Series C Preferred Shares, regardless of whether any of the foregoing actions will be by means of amendment to the Cayman Articles or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further Cayman Series C Preferred Shares or increase or decrease (other than by conversion) the number of authorized Cayman Series C Preferred Shares, (iii) prior to the Stockholder Approval, amend, waive or modify the Acquisition Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval or the automatic conversion of the Cayman Series C Preferred Shares, or (iv) enter into any agreement with respect to any of the foregoing.

Number and Qualification of Directors

The number of directors is determined from time to time by resolution of the Board of Directors, subject to the	Subject to the rights of the holders of any series of preferred shares specified by the Cayman Articles or

Delaware Corporation	Cayman Company
rights of the holders of Delaware Series B Preferred Stock (including the requirement that the holders of a majority of the Delaware Series B Preferred Stock approve any increase or decrease in the size of the Board of Directors while at least 30% of the originally issued Delaware Series B Preferred Stock remains outstanding). Directors need not be stockholders of the Delaware Corporation. The Board of Directors currently consists of five members.	any certificate of designation, the Board of Directors will consist of one or more members, the number thereof to be determined from time to time by resolution of the Board of Directors. No decrease in the number of directors will shorten the term of any incumbent director. Directors need not be shareholders of the Cayman Company. We expect the Board of Directors to consist of five members.

Structure of Board of Directors; Term of Directors; Election of Directors

The Board of Directors is not classified. Each director holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation, disqualification or removal. From and after the approval of the Conversion Proposal, for so long as at least 30% of the originally issued Delaware Series B Preferred Stock remains outstanding, the holders of the Delaware Series B Preferred Stock, voting as a separate class, will be entitled to elect two Preferred Directors, and the holders of the Common Stock and any other voting stock, voting together as a single class, will be entitled to elect the remaining directors. Each director, including each Preferred Director, is entitled to one vote on each matter presented to the Board of Directors.

Except as otherwise provided by applicable law, the Certificate of Incorporation or the Bylaws, directors are elected by a plurality of the votes cast at a meeting of stockholders for the election of directors.

Subject to the rights of the holders of any series of preferred shares to elect directors, for so long as the Cayman Shares are traded on a designated stock exchange, the directors (other than any directors elected by the holders of any series of preferred shares) will be divided into three classes: Class I, Class II and Class III, which will be as nearly equal in number as possible. The Board of Directors will be authorized to assign members of the directors already in office to such classes in accordance with a resolution or resolutions adopted by the Board of Directors. At each annual general meeting of shareholders, directors shall be elected for a full term of three years to succeed the directors of the particular class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this section, each director shall serve until his or her successor is duly elected and qualified or until his or her earlier resignation, death, disqualification or removal. The Class I, Class II and Class III directors shall stand appointed for terms expiring at the first, second and third annual general meetings of shareholders, respectively, following the adoption of the Cayman Articles (i.e., the Cayman Company’s 2027, 2028 and 2029 annual general meetings). When the number of directors is increased or decreased, the Board of Directors will determine the class or classes to which the increased or decreased number of directors is apportioned. Each Preferred Director will be entitled to three votes on each matter presented to the Board of Directors or any committee thereof, and each other director will be entitled to one vote. The Preferred Directors will be elected by the holders of the Cayman Series B Preferred Shares as provided in the Cayman Series B Certificate of Designation.

Except as otherwise provided by statute or the Cayman Articles, directors shall be elected by a plurality of the votes properly cast on the election of directors.

Delaware Corporation	Cayman Company

Removal of Directors

Under the DGCL and the Bylaws, because the Board of Directors is not classified and the Certificate of Incorporation does not provide for cumulative voting, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided that any Preferred Director may be removed without cause only by the affirmative vote of the holders of a majority of the Delaware Series B Preferred Stock.

Subject to the rights and restrictions of holders of any series of preferred shares to remove directors specified by the Cayman Articles or any certificate of designation, any director may be removed from office only for cause, by a special resolution (being the affirmative vote of not less than two-thirds of the votes cast at an annual general meeting or general meeting). “Cause” will exist only if the director has been found by a court of competent jurisdiction, or by the vote required for such removal (supported by written advice of external legal counsel), to have been guilty of wilful misconduct or fraud in the performance of his or her duties, or of any fraud or dishonesty or conduct that brings, or is likely to bring, the director or the Cayman Company into disrepute or is materially adverse to the Cayman Company’s interests.

Any Preferred Director may be removed without cause only by the holders of a simple majority of the Cayman Series B Preferred Shares, as provided in the Cayman Series B Certificate of Designation.

Vacancies on the Board of Directors

Unless otherwise provided by applicable law or the Certificate of Incorporation, newly created directorships resulting from an increase in the authorized number of directors and vacancies occurring on the Board of Directors for any cause may be filled by the affirmative vote of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director, or may be elected by a plurality of the votes cast by the stockholders. A director so elected holds office until the expiration of the term of office of the director whom he or she has replaced or until a successor is elected and qualified, or until his or her earlier death, resignation or removal. Any vacancy in a Preferred Director seat may be filled only by the holders of a majority of the Delaware Series B Preferred Stock or by a majority of the Preferred Directors then in office (or a sole remaining Preferred Director).	Unless otherwise provided by applicable law, the Cayman Articles or any certificate of designation, newly created directorships resulting from an increase in the authorized number of directors and any vacancy occurring on the Board of Directors for any cause may be filled by the affirmative vote of a simple majority of the remaining directors, notwithstanding that they constitute less than a quorum, by a sole remaining director, and not by the Shareholders. A director so elected will hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until a successor is elected and qualified, or until his or her earlier death, resignation, disqualification or removal. Any vacancy in a Preferred Director seat may be filled only as provided in the Cayman Series B Certificate of Designation.

Stockholder Action by Written Consent

The Certificate of Incorporation does not prohibit stockholder action by written consent. Under the Bylaws and Section 228 of the DGCL, any action required or	Any action required or permitted to be taken at an annual general meeting or general meeting of the Cayman Company may be taken without a meeting

Delaware Corporation	Cayman Company
permitted to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing setting forth the action so taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of any action taken by less than unanimous written consent must be given to non-consenting stockholders to the extent required by law.	only by a resolution in writing approved by all of the shareholders entitled to vote thereon, which shall be as valid and effective as if the same had been passed at an annual general meeting or general meeting of the Cayman Company duly convened and held.

Quorum

Except as otherwise provided by applicable law, the Certificate of Incorporation or the Bylaws, the presence in person or by proxy of the holders of one-third (1/3) in voting power of all outstanding shares of stock entitled to vote at a meeting of stockholders constitutes a quorum. In the absence of a quorum, the holders of a majority in voting power of the shares present in person or represented by proxy may adjourn the meeting to another time and place. At an adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally called. The Bylaws were amended on September 16, 2026 to reduce the quorum requirement from a majority to one-third in voting power.	At all meetings of shareholders, except where otherwise provided by the Cayman Articles or any certificate of designation, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of one-third (1/3) of all issued and outstanding shares of the Cayman Company entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of shareholders may be adjourned, from time to time, either by the presiding officer or chairman of the meeting or by vote of the holders of shares representing a simple majority of the voting power present at the meeting. At such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the original meeting.

Special Meetings of Stockholders

Unless otherwise prescribed by applicable law, special meetings of stockholders may be called at any time by the Board of Directors and may not be called by any other person or persons. Business transacted at any special meeting of stockholders is limited to the purpose stated in the notice.

Notice of a special meeting must state the purpose or purposes for which the meeting is called.

Unless otherwise prescribed by applicable law or the Cayman Articles, general meetings of the Cayman Company (other than annual general meetings) may be called at any time by the Board of Directors and may not be called by any other person or persons. Business transacted at any such general meeting will be limited to the purpose stated in the notice.

Notice of Stockholder Meetings

Unless otherwise provided by applicable law, the Certificate of Incorporation or the Bylaws, notice stating the place, if any, date and hour of a meeting of stockholders, the means of remote communication, if any, and, in the case of a special meeting, the purpose or purposes of the meeting, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice is deemed given when deposited in the United States mail, postage prepaid,	Except as otherwise required by statute and subject to the rights, if any, of the holders of any series of Cayman Company preferred shares, a notice stating the hour, date and place, if any, of a meeting of shareholders and the means of remote communication, if any, by which shareholders and proxyholders may be deemed to be present in person and voting at such meeting, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each shareholder entitled to

Delaware Corporation	Cayman Company
directed to the stockholder at his or her address as it appears on the records of the Delaware Corporation. Notice may also be given by electronic transmission in the manner provided in Section 232 of the DGCL.	vote at such meeting by delivering such notice in accordance with the Cayman Articles. The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any shareholder shall not invalidate the proceedings at any meeting.

Advance Notice Requirements for Stockholder Proposals

For nominations of persons for election to the Board of Directors or other business to be properly brought before an annual meeting by a stockholder, the stockholder must be a stockholder of record at the time of giving notice and at the time of the meeting, be entitled to vote at the meeting and give timely written notice to the Secretary containing the information required by the Bylaws (including, for nominees to be included on a universal proxy card, the representations required by Rule 14a-19 under the Exchange Act). To be timely, the notice must be delivered to the Secretary at the principal executive offices of the Delaware Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided that if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the meeting date is first made. Only business brought before a special meeting pursuant to the notice of meeting may be conducted at a special meeting; if the Board of Directors has determined that directors will be elected at a special meeting, stockholders may nominate directors by delivering notice within the same 120-day/90-day (or 10-day) window measured from the special meeting.	Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the shareholders may be made at an annual general meeting of shareholders: (i) pursuant to the Cayman Company’s notice of meeting of shareholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board of Directors; or (iii) by any shareholder of the Cayman Company who was a shareholder of record at the time of giving the shareholders’ notice provided for in the Cayman Articles and at the time of the annual general meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in the Cayman Articles. Such notice must be received by the Cayman Company not later than the close of business on the ninetieth day and no earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year’s annual general meeting; provided that if the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received not earlier than the close of business on the one hundred twentieth day prior to such annual general meeting and not later than the close of business on the later of the ninetieth day prior to such meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Only such business shall be conducted at a general meeting as shall have been brought before the meeting pursuant to the Cayman Company’s notice of meeting. If the Board of Directors has determined that directors will be elected at a general meeting, shareholders may nominate directors by delivering notice not earlier than the close of business on the one hundred twentieth day prior to such general meeting and not later than the close of business on the later of the ninetieth day prior to such general meeting or the tenth day following the day on which public announcement is first made of the date of the general meeting and of the nominees proposed by the Board of Directors.

Delaware Corporation	Cayman Company

Amendment of Certificate of Incorporation and Memorandum of Association

The Certificate of Incorporation may be amended pursuant to Section 242 of the DGCL, which generally requires that the Board of Directors adopt a resolution declaring the amendment advisable and that the amendment be approved by the holders of a majority of the outstanding stock entitled to vote thereon and a majority of the outstanding stock of each class entitled to vote thereon as a class. However, under Section 242(d)(2) of the DGCL, an amendment to increase or decrease the authorized shares of a listed class, or to effect a reverse stock split of a listed class, may be approved if the votes cast for the amendment exceed the votes cast against it. The Certificate of Incorporation does not require a greater vote for any amendment. Amendments that would adversely affect the Delaware Series B Preferred Stock or Delaware Series C Preferred Stock also require the approval of the holders of a majority of the applicable series.	The Cayman Articles will consist of a memorandum of association and articles of association. Subject to the Companies Act, the Cayman Articles and the rights attaching to the various classes, including pursuant to any certificate of designation, the Cayman Company may at any time and from time to time by special resolution passed by the affirmative vote of not less than two-thirds of the votes cast at an annual general meeting or general meeting alter or amend the memorandum of association forming a part of the Cayman Articles in whole or in part.

Amendment of Bylaws and Articles of Association

The Certificate of Incorporation expressly authorizes the Board of Directors to make, alter and repeal the Bylaws, subject to the power of the stockholders to alter or repeal any Bylaw, whether adopted by them or otherwise. The Bylaws may be altered, amended or repealed, and new Bylaws adopted, by the Board of Directors, and the stockholders may make additional Bylaws and may alter and repeal any Bylaws. Neither the Certificate of Incorporation nor the Bylaws impose a supermajority voting requirement for amendment of the Bylaws. Amendments that would adversely affect the Delaware Series B Preferred Stock or Delaware Series C Preferred Stock require the approval of the holders of a majority of the applicable series.	The Cayman Articles will consist of a memorandum of association and articles of association. Subject to the Companies Act, the Cayman Articles and the rights attaching to the various classes, including pursuant to any certificate of designation, the Cayman Company may at any time and from time to time by special resolution passed by the affirmative vote of not less than two-thirds of the votes cast at an annual general meeting or general meeting alter or amend the articles of association forming a part of the Cayman Articles in whole or in part.

Limitation on Director and Officer Liability

The Certificate of Incorporation provides that, to the fullest extent permitted under the DGCL, as amended from time to time, no director of the Delaware Corporation shall be personally liable to the Delaware Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Under the DGCL, such a provision does not eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Delaware Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the director derived

The Companies Act does not restrict the authority of a Cayman exempted company to indemnify its directors, officers, employees or agents.

The Cayman Articles provide that no Indemnified Person (as defined below) shall be liable: (a) for the acts, receipts, neglects, defaults or omissions of any other director or officer or agent of the Cayman Company; or (b) for any loss on account of defect of title to any property of the Cayman Company; or (c) on account of the insufficiency of any security in or upon which any money of the Cayman Company shall be invested; or (d) for any loss incurred through

Delaware Corporation	Cayman Company

an improper personal benefit. The Certificate of Incorporation does not limit the liability of officers of the Delaware Corporation.

Any amendment, repeal or modification of Section 6 of the Certificate of Incorporation shall not adversely affect any right or protection of a director of the Delaware Corporation in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

any bank, broker or other similar person; or (e) for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or (f) for any loss, damage or misfortune whatsoever which may happen in or arise from the execution of discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto; unless the same shall happen through such Indemnified Person’s own actual fraud, willful default or willful neglect as determined by a court of competent jurisdiction.

Indemnification

The Certificate of Incorporation and the Bylaws provide that the Delaware Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the Delaware Corporation or, while a director or officer, is or was serving at the request of the Delaware Corporation as a director, officer, employee or agent of another entity, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person; provided that the Delaware Corporation is required to indemnify such a person in connection with a proceeding commenced by that person only if the proceeding was authorized by the Board of Directors (other than proceedings to enforce indemnification or advancement rights).

The Delaware Corporation may, to the extent and in the manner permitted by applicable law, indemnify and advance expenses to persons other than directors and officers when and as authorized by appropriate corporate action.

The Delaware Corporation shall pay the expenses (including attorneys’ fees) incurred by a director or officer in defending any proceeding in advance of its final disposition, provided that, to the extent required by applicable law, such advancement shall be made only upon receipt of an undertaking to repay all amounts advanced if it is ultimately determined that such person is not entitled to be indemnified. If a claim for indemnification or advancement is not paid in full within 30 days after a written claim is received, the claimant may sue to recover the unpaid amount and, if successful in whole or in part, is entitled to the expenses of prosecuting such claim, and the Delaware

The Cayman Articles provide that, to the fullest extent permitted by law, every director (including any alternate director appointed pursuant to the provisions of the Cayman Articles), secretary, assistant secretary, or other officer (but not including the Cayman Company’s auditors) and the personal representatives of the same (“Indemnified Persons” and each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Cayman Company against all actions or proceedings whether threatened, pending or completed, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own actual fraud, willful default or willful neglect as determined by a court of competent jurisdiction, (i) in or about the conduct of the Cayman Company’s business or affairs (including as a result of any mistake of judgment), (ii) in the execution or discharge of his or her duties, powers, authorities or discretions, or (iii) in respect of any actions or activities undertaken by an Indemnified Person provided for and in accordance with the provisions set out above (inclusive) including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending or otherwise being involved in, (whether successfully or otherwise) any civil proceedings concerning the Cayman Company or its affairs in any court whether in the Cayman Islands or elsewhere.

Each shareholder waives any claim or right of action they might have, whether individually or by or in the right of the Cayman Company, against any director or officer on account of any action taken by such director or officer, or the failure of such director or

Delaware Corporation	Cayman Company

Corporation bears the burden of proving that the claimant is not entitled to the requested indemnification or advancement.

The rights conferred on any person by the Bylaws will not be exclusive of any other right which such person may have or hereafter acquire.

officer to take any action in the performance of his or her duties with or for the Cayman Company; provided that such waiver shall not extend to any matter in respect of any actual fraud, willful default or willful neglect which may attach to such director or officer.

The Cayman Company will pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under the Cayman Articles or otherwise.

The rights to indemnification and advancement of expenses conferred on any Indemnified Person as set out above will not be exclusive of any other rights that any Indemnified Person may have or hereafter acquire pursuant to an agreement with the Cayman Company or otherwise.

Conversion Rights

The Delaware Series B Preferred Stock does not convert automatically. Following 5:00 p.m. (Eastern Time) on the third business day after the Delaware Corporation’s stockholders approve both the Conversion Proposal and the Authorized Share Increase (i.e., the Stockholder Approval), each share of Delaware Series B Preferred Stock will be convertible at the option of the holder into 1,000 shares of Delaware Corporation Common Stock, subject to adjustment and to a beneficial ownership limitation that prohibits conversion to the extent the holder, together with its attribution parties, would beneficially own more than a percentage designated by the holder of between 0% and 19.99% (or 19.99% if no designation is made) of the outstanding Common Stock immediately after giving effect to such conversion. If the Delaware Corporation fails to timely deliver conversion shares after the earlier of the Stockholder Approval and six months after initial issuance, the holder may require a cash settlement equal to the fair value of the undelivered shares.

Effective as of 5:00 p.m. (Eastern Time) on the third business day after the Stockholder Approval, each share of Delaware Series C Preferred Stock will automatically convert into 1,000 shares of Delaware Corporation Common Stock, subject to adjustment and to a

In accordance with the Cayman Series C Certificate of Designation, effective as of 5:00 p.m. (Eastern Time) on the third business day after the Shareholder Approval, each Cayman Series C Preferred Share then issued and outstanding will automatically convert into 1,000 Cayman Shares (subject to adjustment), and any Cayman Series C Preferred Shares not so converted as a result of the beneficial ownership limitation will remain issued and outstanding and be convertible at the option of the holder. In accordance with the Cayman Series B Certificate of Designation, following 5:00 p.m. (Eastern Time) on the third business day after the Shareholder Approval (or, solely for purposes of a cash settlement, six months after initial issuance), each Cayman Series B Preferred Share then issued and outstanding will be convertible at the option of the holder at a ratio of 1 Cayman Series B Preferred Share to 1,000 Cayman Shares (subject to adjustment). In each case, conversion is subject to certain limitations, including that a holder will be prohibited from converting if, as a result of such conversion, such holder, together with its attribution parties, would beneficially own more than a

Delaware Corporation	Cayman Company
beneficial ownership limitation that prohibits conversion to the extent the holder, together with its attribution parties, would beneficially own more than a percentage designated by the holder of between 0% and 19.99% (or 19.99% if no designation is made) of the outstanding Common Stock immediately after giving effect to such conversion. Any shares of Delaware Series C Preferred Stock that are not automatically converted as a result of the beneficial ownership limitation will remain outstanding and will be convertible at the option of the holder at a ratio of 1 share of Delaware Series C Preferred Stock to 1,000 shares of Delaware Corporation Common Stock, subject to the same limitation. The Delaware Series C Preferred Stock is also subject to a cash settlement right on the same terms as the Delaware Series B Preferred Stock.	percentage designated by the holder of between 0% and 19.99% (or 19.99% if no designation is made) of the total number of Cayman Shares issued and outstanding immediately after giving effect to such conversion. The provisions of the Cayman certificates of designation that apply prior to the Shareholder Approval will be deleted if the Shareholder Approval has been obtained prior to the Cayman Redomestication Effective Time. Nothing in the Cayman certificates of designation requires the Cayman Company to take any action prohibited by applicable law.

Preemptive Rights

Delaware Corporation stockholders do not have preemptive rights. Thus, if additional shares of Delaware Corporation Common Stock are issued, the current holders of Delaware Corporation Common Stock will own a proportionately smaller interest in a larger number of outstanding shares of Common Stock to the extent that they do not participate in the additional issuance.	Cayman Company shareholders will not have preemptive rights. Thus, if additional Cayman Shares are issued, the current holders of Cayman Shares will own a proportionately smaller interest in a larger number of outstanding Cayman Shares to the extent that they do not participate in the additional issuance.

Distributions to Stockholders

Dividends may be declared and paid upon the Common Stock out of funds legally available therefor when and as declared by the Board of Directors. Holders of Delaware Series B Preferred Stock and Delaware Series C Preferred Stock are entitled to receive dividends on an as-if-converted basis equal to, and in the same form as, dividends (other than dividends payable in Common Stock) paid on the Common Stock, and no such dividends may be paid on the Common Stock unless such dividends are simultaneously paid on the Delaware Series B Preferred Stock and Delaware Series C Preferred Stock. Holders of Delaware Series A Preferred Stock are entitled to cumulative dividends at a rate of 10% per annum, payable in additional shares of Delaware Series A Preferred Stock, and to participate in dividends on the Common Stock on an as-converted basis.	Subject to the Companies Act, the Cayman Articles and any certificate of designation, and except as otherwise provided by the rights attached to any shares, the directors may resolve to declare dividends (including interim dividends) and other distributions on shares in issue and authorize payment of the dividends or other distributions out of the funds of the Cayman Company lawfully available therefor. All dividends shall be declared and paid according to the amounts paid up on the Cayman Shares, but if and for so long as nothing is paid up on any of the Cayman Shares, dividends may be declared and paid according to the par value of the Cayman Shares. Dividends may be paid in cash, in property, or in shares.

Exclusive Forum

The Bylaws provide that, unless the Delaware Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery lacks subject matter jurisdiction, any state court located within	The Cayman Articles will provide that, unless the Cayman Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection

Delaware Corporation	Cayman Company
the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for claims under Delaware statutory or common law for (i) any derivative claim brought on behalf of the Delaware Corporation; (ii) any claim for breach of a fiduciary duty owed by any current or former director, officer or other employee to the Delaware Corporation or its stockholders; (iii) any claim against the Delaware Corporation or any current or former director, officer or other employee arising pursuant to any provision of the DGCL, the Certificate of Incorporation or the Bylaws; (iv) any claim seeking to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or the Bylaws; (v) any claim as to which the DGCL confers jurisdiction on the Court of Chancery; and (vi) any claim governed by the internal affairs doctrine. This provision does not apply to claims arising under the Securities Act or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Unless the Delaware Corporation consents in writing to an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for any complaint asserting a cause of action arising under the Securities Act.	with the Cayman Articles or otherwise related in any way to each member’s shareholding in the Cayman Company, including but not limited to: (a) any derivative action or proceeding brought on behalf of the Cayman Company; (b) any action asserting a claim of breach of any fiduciary or other duty owed by any current or former director, officer or other employee of the Cayman Company to the Cayman Company or the members; (c) any action asserting a claim arising pursuant to any provision of the Companies Act or the Cayman Articles; or (d) any action asserting a claim against the Cayman Company concerning its internal affairs. This provision will not apply to actions or suits brought to enforce any liability or duty created by the Securities Act, the Exchange Act or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States of America, the sole and exclusive forum for determination of such a claim.

Registration Rights

Other than in connection with the Asset Acquisition and the Financing, Delaware Corporation stockholders do not have any registration rights.

On October 14, 2026, the Delaware Corporation entered into a registration rights agreement with the investors participating in the Securities Purchase Agreement, which any former Velaris stockholder that received Delaware Series B Preferred Stock or Delaware Series C Preferred Stock under the Acquisition Agreement may join. Under the agreement, the Delaware Corporation is obligated to prepare and file a resale registration statement with the SEC covering the registrable securities (including Common Stock issued or issuable upon conversion of the Delaware Series B Preferred Stock and Delaware Series C Preferred Stock) no later than the 30th calendar day following the closing date, and to use commercially reasonable efforts to have it declared effective within specified deadlines and keep it effective for the registration period. The registration rights agreement also contains customary terms, including an obligation to indemnify the participating investors and certain affiliates from certain liabilities relating to any misstatements or omissions in the resale registration statement.

Following the Cayman Redomestication, the Cayman Company will continue to be bound by the registration rights agreement, and holders of registrable securities will have the same rights with respect to the Cayman Shares.

Delaware Corporation	Cayman Company

Stock Transfer Restrictions Applicable to Stockholders

Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock that are represented by a certificate may be transferred on the books of the Delaware Corporation by the surrender to the Delaware Corporation or its transfer agent of the certificate theretofore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Delaware Corporation or its transfer agent may reasonably require. Shares of stock that are not represented by a certificate may be transferred on the books of the Delaware Corporation by submitting to the Delaware Corporation or its transfer agent such evidence of transfer and following such other procedures as the Delaware Corporation or its transfer agent may require.	Transfer of Cayman Shares in record form may be subject to the restrictions that may be set out from time to time in the Cayman Articles, including, without limitation, the receipt of an instrument of transfer in such form as the directors may in their absolute discretion approve and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer.

Comparison of Stockholder Rights under Delaware and Shareholder Rights under Cayman Islands Law

The Companies Act and the common law of the Cayman Islands are similar in many respects to the statutory corporate laws of Delaware, as governed by the DGCL. However, there are certain differences that may affect the rights of a stockholder or shareholder of the Company, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Delaware Corporation under the DGCL and the rights of shareholders of the Cayman Company following completion of the Cayman Redomestication under the Companies Act. This section does not include a complete description of all differences among such rights, nor does it include a complete description of such rights.

Increasing or Decreasing Authorized Capital Stock or Share Capital

Under Delaware law, stockholders must approve an amendment to the corporation’s charter to increase or decrease the number of authorized shares in accordance with the provisions of the applicable statute.

Under Cayman Islands law, the memorandum and articles of association of a Cayman Islands exempted company sets the authorized share capital. Any changes made to the authorized share capital of a Cayman Islands exempted company will require an ordinary resolution and any amendment to the memorandum and articles of association of a Cayman Islands exempted company will require a special resolution.

Classified Board of Directors

The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year and each class would have a term of office of three years. While the Companies Act does not provide for the classification of directors into classes with staggered terms of office, Cayman Islands law allows companies to implement a classified board structure through their articles of association. The Cayman Articles provide for a classified board of directors divided into three classes with staggered three-year terms.

Cumulative Voting

Under Delaware law, cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder, multiplied by the number of directors to be elected, and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors.

The Companies Act does not provide for cumulative voting as a mechanism for electing directors and if a Cayman Islands exempted company wants to allow cumulative voting, this must be explicitly set out in its articles of association.

The Certificate of Incorporation does not provide for cumulative voting in the election of directors. Similarly, the Cayman Articles do not provide for cumulative voting.

Vacancies

Under the DGCL, subject to the certificate or articles of incorporation, bylaws, memorandum and articles of association and the rights of any holders of any outstanding series of preferred stock, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Under Cayman Islands law, there is no statutory rule governing how board of director vacancies may be filled. Instead, the process is governed by a Cayman Islands exempted company’s articles of association, which generally give the remaining directors discretion to appoint a replacement until the next annual meeting or for the remainder of the term.

Removal of Directors

Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against their removal would be sufficient to elect him or her. Subject to the rights of the holders of any series of Preferred Stock, directors may be removed with or without cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Delaware Corporation then entitled to vote at an election of directors.

Under Cayman Islands law, there is no statutory right for shareholders to remove directors. Instead, the removal process is governed by a Cayman Islands exempted company’s articles of association. Under the Cayman Articles, subject to the rights and restrictions of holders of any series of preferred shares to remove directors specified by the Cayman Articles or any certificate of designation, any director may be removed from office only for cause, by a special resolution.

Fiduciary Duties and Business Judgment

Under Delaware law, members of the board of directors or any committee designated by the board of directors are entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information.

Under Cayman Islands law, directors owe fiduciary duties to the company, including duties of loyalty, honesty, fidelity, good faith and acting in the best interests of the company. Directors must also act with skill, care and diligence with a standard measured against both objective and subjective tests.

Similar to Delaware law, Cayman Islands law permits directors to rely on information, opinions, reports and statements prepared by officers, employees, committees or professional advisors, provided such reliance is reasonable and made in good faith. While Cayman Islands law does not have a statutory business judgment rule, as a matter of Cayman Islands law, a director is under a general fiduciary duty to avoid conflicts of interest and Cayman Islands courts will generally defer to directors’ decisions if made in good faith, for a proper purpose and without conflicts of interest.

Flexibility for Decisions, Including Takeovers

The DGCL does not provide a list of statutory factors that corporate directors and officers may consider in making takeover decisions. Instead, in a number of cases and in certain situations, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders.

Cayman Islands law does not provide a list of statutory factors that directors and officers may consider in making takeover decisions.

Limitation on Personal Liability of Directors and Officers

The DGCL by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation and their stockholders for monetary damages for breach of a director’s fiduciary duty.

The DGCL permits corporations to adopt charter provisions exculpating directors from monetary liability to the corporation and its stockholders for breaches of the directors’ duty of care, but the statute precludes liability limitation for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. With respect to a corporation’s most senior officers namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in a public company’s most recent SEC filings or who otherwise consent to jurisdiction under Delaware’s long-arm statute applicable to directors and officers of Delaware corporations the DGCL authorizes similar limitations of liability, but only in connection with direct claims brought by stockholders, including class actions. The DGCL does not, however, authorize a limitation on liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

Cayman Islands law does not specifically restrict a Cayman Islands exempted company from exempting its directors or officers from liability for negligence or a breach of duty or a breach of trust, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to limit liability against willful default, willful neglect, actual fraud or the consequences of committing a crime.

Under Cayman Islands law, in most cases, the Cayman Company will be the proper plaintiff in any claim based on a breach of duty owed to it, and a claim against (for example) the Cayman Company’s directors or officers usually may not be brought by a shareholder. However, based on both Cayman Islands and English authorities, which would in all likelihood be of persuasive authority and be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which: a company is acting, or proposing to act, illegally or beyond the scope of its authority; the act complained of, although not beyond the scope of the authority, could only be effected if duly authorized by more than the number of votes which have actually been obtained; or those who control the company are perpetrating a “fraud on the minority.” In those instances, a shareholder may have a direct right of action against the Cayman Company where the individual rights of that shareholder have been infringed or are about to be infringed.

Indemnification

The DGCL has statutory mechanisms that permit corporations to indemnify directors, officers, employees and agents in similar circumstances.

In suits that are not brought by or in the right of the corporation, the DGCL’s statutory indemnification mechanisms permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover under these statutory provisions as long as they acted in good faith and believed their actions were either in the best interests of or not opposed to the best interests of the corporation.

In derivative suits brought in connection with a Delaware corporation, a corporation may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

Under the statutory indemnification mechanism in Delaware law, no corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed to the statutory provisions governing indemnity.

The Companies Act does not restrict the authority of a Cayman Islands exempted company to indemnify its directors, officers, employees or agents, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, willful neglect, actual fraud or the consequences of committing a crime. The Cayman Articles provide for indemnification for every director and officer of the Cayman Company.

Advancement of Expenses

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that they are not entitled to be indemnified by the corporation as authorized under the DGCL. A Delaware corporation has the discretion to decide whether or not to advance such defense expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.

Cayman Islands law does not restrict the authority of a Cayman Islands exempted company to advance expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding, but there is no statutory provision expressly requiring or governing advancement of expenses. Instead, the ability to advance expenses is typically addressed in a Cayman Islands exempted company’s articles of association. The Cayman Articles provide for expense advancement provisions for Indemnified Persons.

Director Compensation

Neither the DGCL nor the Companies Act has a specific statute governing either the establishment of director compensation, or the fairness of director compensation. The Board of Directors after the Cayman Redomestication will establish the compensation of its directors.

Action by Written Consent of Directors

The DGCL provides that, unless the certificate or articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

The Companies Act does not prescribe rules for the written consent of directors and the process is governed by a Cayman Islands exempted company’s articles of association which typically allows board decisions to be made by unanimous written consent in lieu of a meeting of the board of directors.

Neither the Certificate of Incorporation nor the Bylaws, nor the Cayman Articles, limit the type or nature of a board action taken by consent in writing or by electronic transmission. A resolution in writing or by electronic transmission passed by the directors of the Cayman Company will be required to be executed by all the directors or committee thereof, entitled to receive notice of meetings of directors or committee thereof.

Actions by Written Consent of Stockholders and Shareholders

The DGCL provides that, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.

Under Cayman Islands law, there is no statutory restriction on shareholder action by written consent and the process is governed by a Cayman Islands exempted company’s articles of association.

While the Certificate of Incorporation and the Bylaws permit action by written consent of the holders of the minimum number of votes required to take the action at a meeting, the Cayman Articles permit an ordinary or special resolution to be signed in writing only by all shareholders of the Cayman Company entitled to receive notice of and to attend and vote at general meetings of the Company, in lieu of a general meeting, and such written resolution will be as valid and effective as if such resolution had been passed at a meeting of the shareholders.

Dividends and Distributions

Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

Under the Companies Act and the Cayman Articles, the directors, by resolution, may declare dividends on shares in issue and authorize payment out of the funds of the Cayman Company lawfully available therefor. The directors may, subject to the preference of any classes of shares, authorize a dividend at such time and of such an amount as they think fit if they are satisfied that the Cayman Company will have sufficient profits and/or share premium lawfully available therefor and, immediately after the payment of the dividend, satisfy the solvency test (that is, if the directors can determine based on the facts at the time that, immediately following the date on which it is proposed to be paid, the company will be able to pay its debts as they fall due in the ordinary course of business).

Restrictions on Business Combinations

While Delaware law provides certain protections to stockholders in connection with certain business combinations, which can be found in Section 203 of the DGCL, Cayman Islands law does not provide equivalent statutory protections to shareholders. Under Cayman Islands law, any specific provisions relating to business combinations need to be set out expressly in the articles of association of a Cayman Islands exempted company. See “Stockholder and Shareholder Vote for Mergers and Other Corporate Reorganizations” below.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Delaware Corporation are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “interested stockholders” generally is defined as any person (including its affiliates and associates) that beneficially owns 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the beneficial owner of 15% or more of the outstanding voting stock of the corporation at any time in the last three-year period, and the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder. Delaware companies are entitled to opt out of the business combination provisions of the DGCL. The Delaware Corporation has not opted out of the business combination provisions of Section 203 of the DGCL.

Stockholder and Shareholder Vote for Mergers and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or sale involving substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction.

The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Under Cayman Islands law, a company may merge with another company (wherever incorporated, provided that such merger is not prohibited by the laws of the jurisdiction of incorporation of that company) pursuant to the Companies Act. A merger under Cayman Islands law requires the approval by a special resolution, which in the context of a general meeting of the Cayman Company requires (i) not less than a two-thirds majority of the votes cast by such shareholders attending and voting in person or, where proxies are allowed, by proxy at a quorate general meeting of the Cayman Company or (ii) the written resolution of all shareholders entitled to vote at such general meeting.

No shareholder resolution is required for a merger between a Cayman parent company and one or more Cayman subsidiary companies where the parent holds at least 90% of the voting power of each subsidiary and the parent is the surviving company, subject to compliance with the applicable requirements of the Companies Act.

Under Cayman Islands law, a Cayman Islands exempted company may be acquired through a tender offer by a third party. Where the holders of 90% or more in value of a class of the Cayman Company’s shares (excluding any shares already beneficially owned by the offeror) have within four months of the making of an offer accepted an offer for their shares in the Cayman Company, the remaining shareholders in that class may be statutorily required to also transfer their shares by notice given at any time within two months of the expiry of the four-month period, unless, within one month, the non-tendering shareholders can obtain a Cayman Islands court order otherwise providing. If the offeror has acquired acceptances of 90% of all the Cayman Company’s shares but does not exercise its “squeeze out” right, then the non-accepting shareholders have no statutory right to require the offeror to acquire their shares on the same terms as the original offer.

A Cayman Islands exempted company may also be acquired by a Cayman Islands court-approved scheme of arrangement under the Companies Act. A scheme of arrangement with one or more classes of shareholders requires a court order from the Cayman Islands court and the approval of shareholders representing 75% in value of the shareholders or class of shareholders present and voting, either in person or by proxy, at the relevant meeting, together with the sanction of the Cayman Islands court. A scheme of arrangement, if authorized by the shareholders of each participating class or series and the court, is binding on all of the shareholders of each participating class or series including dissenting shareholders. Shares held by the acquiring party are effectively excluded from the tally of a vote on the scheme because such shares will be considered to belong to a separate class for the purposes of approving the scheme.

Appraisal or Dissenter’s Rights

Under Delaware law, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Certificate of Incorporation and Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Generally, under Cayman Islands law, shareholders of a Cayman Islands exempted company do not have statutory appraisal rights; provided that in the event of a statutory merger under the Companies Act a shareholder shall be entitled to receive the fair value of their shares upon dissenting from such merger. Rights of a dissenting shareholder are not available in certain circumstances, for example, to dissenters holding shares of any class in respect of which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the relevant date and where the consideration for such shares to be contributed are shares of any company listed on a national securities exchange or shares of the surviving or consolidated company.

The mechanics and timing procedures vary somewhat between Delaware and the Cayman Islands, but both require technical compliance with specific notice and payment protocols.

Special Meetings of Stockholders and General Meetings of Shareholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting.

Under Cayman Islands law, there is no statutory right for shareholders to call a general meeting where the articles of association provide for the calling of meetings. Where the articles of association provide for calling of meetings, the ability to convene such a meeting will be governed by the company’s articles of association.

Meetings Pursuant to Petition of Stockholders and Shareholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting.

Under Cayman Islands law, there is no statutory provision allowing shareholders to petition a court to compel a general meeting and Cayman Islands exempted companies are not required to hold annual general meetings, unless otherwise set out expressly in the articles of association of a Cayman Islands exempted company.

Adjournment of Stockholder and Shareholder Meetings

Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Under Cayman Islands law, the adjournment of shareholder meetings is not regulated by statute and is instead governed by a Cayman Islands exempted company’s articles of association. Typically, a Cayman Islands exempted company’s articles provide that if a meeting is not quorate, it may be adjourned to a later date without requiring new notice. There is no statutory requirement to provide notice of an adjourned meeting unless otherwise set out expressly in the articles of association of a Cayman Islands exempted company.

Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Under Cayman Islands law, there is no statutory equivalent, but the Cayman Articles state that a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall a quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series, or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board.

Under Cayman Islands law, quorum requirements are not regulated by statute and are instead governed by a Cayman Islands exempted company’s articles of association. Business may only be transacted at a meeting of shareholders of a Cayman Islands exempted company if a quorum is present. The Cayman Articles provide that, except as otherwise provided by applicable law, any certificate of designation or the Cayman Articles, a quorum for an annual general meeting or general meeting of shareholders of the Cayman Company is the presence in person or by proxy of the holders of one-third of all issued and outstanding shares of the Cayman Company entitled to vote at that meeting.

Stockholder and Shareholder Inspection Rights

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from certificate, bylaws, minutes and signed consents of stockholder meetings, formal communications to stockholders as a whole, minutes and resolutions of the board and committees, materials provided to the board and committees, annual financial statements, Section 122(18) (i.e., Moelis) agreements, and director independence questionnaires within three years of the demand for a proper purpose. In the event that the corporation does not have specified books and records, including minutes of board and committee meetings, actions of board or any committee, financial statements and director and officer independence questionnaires, the Court of Chancery of the State of Delaware may order the production of additional corporate records necessary and essential for the stockholder’s proper purpose. A stockholder demand must describe its proper purpose and the records it seeks with reasonable particularity. A proper purpose is one reasonably related to such person’s interest as a stockholder. Information from books and records obtained by a stockholder from a production under Section 220 will be deemed to be incorporated by reference into any complaint filed by or at the direction of a stockholder on the basis of information obtained through a demand for books and records.

Under Cayman Islands law, shareholders generally do not have any rights to inspect or obtain copies of the register of shareholders or other corporate records of a company, though directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of a Cayman Islands exempted company or any of them will be open to the inspection of shareholders not being directors.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for their own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for their own, the corporate fiduciary will thereby be placed in a position inimical to his or her duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Unlike Delaware law, Cayman Islands law does not have a codified corporate opportunity doctrine and a director’s obligations in relation to business opportunities are governed by general fiduciary duties which include the duty to act in good faith and in the best interests of the company, the duty to avoid conflicts of interest and a duty to exercise independent judgement and avoid self-dealing. A Cayman Islands director may engage in business activities outside a Cayman Islands exempted company, provided that they have disclosed any personal interest in the opportunity. If the director properly declares their interest at a board meeting, Cayman Islands law generally permits the company to approve the transaction. A director may also vote on resolutions related to such a contract provided the interest has been disclosed.

What Doesn’t Change After Cayman Redomestication?

Apart from being governed by the Cayman Articles, the Companies Act, and the common law of the Cayman Islands, following completion of the Cayman Redomestication, the Company will continue to exist in the form of a Cayman Islands exempted company and will continue to be treated as a U.S. corporation for all purposes under the Code. By virtue of the Cayman Redomestication, all of the rights, privileges and powers of the Delaware Corporation, and all property, real, personal and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Cayman Company and will be the property of the Cayman Company. In addition, all debts, liabilities and duties of the Delaware Corporation will remain attached to the Cayman Company and may be enforced against the Cayman Company.

No Change in the Business

The Cayman Redomestication will not result in any change in our business, management, obligations, assets or liabilities, other than as a result of (i) the transaction costs related to the Cayman Redomestication, (ii) the division of the Board of Directors into three classes, designated Class I, Class II and Class III, which will be as nearly equal in number as possible, with staggered three-year terms, as described under “—Effects of the Cayman Redomestication—Comparison of Stockholder Rights under Delaware and Shareholder Rights under Cayman Islands Law,” and (iii) the right of each of the two Preferred Directors that the holders of the Cayman Series B Preferred Shares are entitled to elect to three votes on each matter presented to the Board of Directors or any committee thereof, as required by the Acquisition Agreement, which right does not exist under the Delaware Series B Certificate of Designation. See “—Certain Risks Associated with the Cayman Redomestication”.

Our management, including all directors and officers, will remain the same in connection with the Cayman Redomestication and will have the same positions with the Cayman Company. To the extent that the Cayman

Redomestication will require the consent or waiver of a third party, the Company will use commercially reasonable efforts to obtain such consent or waiver before completing the Cayman Redomestication. The Company does not expect that any such required consent will impede our ability to redomesticate to the Cayman Islands. The Cayman Redomestication will not otherwise adversely affect any of our material contracts with any third parties, and our rights and obligations under such material contractual arrangements will continue as rights and obligations of the Cayman Company.

No Stock Exchange Listing or Securities Act Consequences

The Company will continue to be a publicly held company following completion of the Cayman Redomestication, and the Cayman Shares will continue to be listed on Nasdaq and traded under the symbol “TCRT” (or such other symbol as we may adopt in connection with any change of our name). We expect that the Cayman Shares will trade under a new CUSIP. The Company will continue to file required periodic reports and other documents with the SEC. Except as related to the implementation of a new CUSIP, there is not expected to be any interruption in the trading of the Cayman Shares as a result of the Cayman Redomestication. The Company and our stockholders will be in the same respective positions under the federal securities laws after the Cayman Redomestication as the Company and our stockholders were prior to the Cayman Redomestication.

No Material Accounting Implications

Effecting the Cayman Redomestication will not have any material accounting implications.

No Exchange of Stock Certificates Required

Stockholders will not be required to exchange their existing stock certificates (if any) for new share certificates.

U.S. Federal Income Tax Considerations of the Cayman Redomestication

The following discussion is a summary of U.S. federal income tax considerations to U.S. Holders (as defined below) of Common Stock and Preferred Stock of the Delaware Corporation and, following the Cayman Redomestication, the Cayman Shares and preferred shares of the Cayman Company (together, the “Company shares”) of the Cayman Redomestication. The discussion does not purport to be a complete analysis of all potential tax considerations. The considerations of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws, are not discussed. This discussion is based on the Code, Treasury Regulations promulgated under the Code, judicial decisions and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the U.S. federal income tax considerations of the Cayman Redomestication.

This discussion is limited to a U.S. Holder that holds the Company shares as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax considerations relevant to a U.S. Holder’s particular circumstances, including without limitation the effect of the Medicare contribution tax on net investment income, the alternative minimum tax, or the special tax accounting rules under Section 451(b) of the Code. In addition, it does not address considerations relevant to U.S. Holders subject to special rules, such as:

•	U.S. expatriates and former citizens or long-term residents of the United States;

•	U.S. Holders whose functional currency is not the U.S. dollar;

•	persons holding the Company shares as part of a hedge, straddle or other risk-reduction strategy or as part of a conversion transaction or other integrated investment;

•	banks, insurance companies and other financial institutions;

•	real estate investment trusts or regulated investment companies;

•	brokers, dealers or traders in securities or other persons that elect to use a mark-to-market method of accounting for their holdings in the Company shares;

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partnerships or other entities or arrangements classified as partnerships, passthroughs, or disregarded entities for U.S. federal income tax purposes (and investors therein), S corporations or other passthrough entities (including hybrid entities);

•	tax-exempt organizations or governmental organizations;

•	persons deemed to sell the Company shares under the constructive sale provisions of the Code;

•	persons who hold or receive the Company shares pursuant to the exercise of any employee stock option or otherwise as compensation;

•	tax-qualified retirement plans; and

•	persons that own, or have owned, actually or constructively, more than 5% of the Company shares.

If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds the Company shares, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, a partnership holding Company shares and each partner in such partnership is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of the Cayman Redomestication.

For purposes of this discussion, a “U.S. Holder” is any beneficial owner of the Company shares that, for U.S. federal income tax purposes, is or is treated as any of the following:

•	an individual who is a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•

a trust that: (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code); or (ii) has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This discussion is for informational purposes only and is not tax advice. Each holder is urged to consult its tax advisor with respect to the application of the U.S. federal income tax laws to its particular situation as well as any tax considerations of the Cayman Redomestication arising under U.S. federal estate or gift tax laws, the laws of any state, local or non-U.S. taxing jurisdiction or any applicable income tax treaty.

U.S. Tax Status of the Cayman Company after the Cayman Redomestication

Pursuant to Section 7874(b) of the Code, the Company after the Cayman Redomestication is and will continue to be treated as a U.S. corporation for all purposes under the Code. As such, the Company after the Cayman Redomestication is subject to U.S. federal income tax on its worldwide taxable income (regardless of whether such income is “U.S. source” or “foreign source”) and is required to file a U.S. federal income tax return annually with the IRS.

The Cayman Redomestication

The Cayman Redomestication will qualify as a “reorganization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(F) of the Code. As a result, a U.S. Holder will generally not recognize gain or loss upon the proposed Cayman Redomestication. A U.S. Holder will generally have the same aggregate basis in its Company shares after the Cayman Redomestication as such U.S. Holder had in the corresponding Company stock immediately prior to the Cayman Redomestication. A U.S. Holder’s holding period in the Company shares immediately following the Cayman Redomestication will generally include such U.S. Holder’s holding period in the corresponding Company stock immediately prior to the Cayman Redomestication. Each U.S. Holder of Company shares acquired on different dates and at different prices is urged to consult its tax advisor regarding the allocation of the tax basis and holding period of such shares.

Tax Reporting Regarding the Cayman Redomestication

Each U.S. Holder that receives Company shares in the Cayman Redomestication is required to retain permanent records pertaining to the Cayman Redomestication and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis, and fair market value of all transferred property and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Each U.S. Holder who owned at least five percent (by vote or value) of the total outstanding stock of the Company (or at least one percent (by vote or value), in the case of a U.S. Holder of only Preferred Stock) or who owned securities in the Company with a basis of $1,000,000 or more is required to attach a statement to its tax returns for the year in which the Cayman Redomestication is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the U.S. Holder’s tax basis in such U.S. Holder’s Company shares and the fair market value of such Company shares. Each U.S. Holder is urged to consult with its tax advisor to comply with these rules.

Additional Information

Regulatory Matters

The consummation of the Cayman Redomestication does not require any Cayman Islands regulatory approval but certain documents will be required to be filed with the Cayman Islands Registrar of Companies including:

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A director’s undertaking confirming that the Cayman Company is able to pay its debts as they become due in the ordinary course of business together with a statement of the Cayman Company’s assets and liabilities;

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A sworn affidavit from a director stating that the Cayman Company is not in liquidation, subject to insolvency proceedings, or in the process of being wound up in any jurisdiction together with certain other declarations required under the Companies Act;

•	A certificate of good standing provided by the Secretary of State in Delaware immediately prior to the transfer by way of continuation together with the charter documents of the Delaware Corporation;

•	A formal notice of continuation to be filed with the Cayman Islands Registrar of Companies, notifying it of the Cayman Company’s intent to continue as a Cayman Islands exempted company; and

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Evidence of the corporate authorisations approving the continuation and the adoption of the Cayman Articles, together with such other documents as the Cayman Islands Registrar of Companies may require.

Once the above requirements are satisfied, the Cayman Islands Registrar of Companies will issue a Certificate of Continuation, which serves as evidence that the Cayman Company has been duly registered by way of continuation as a Cayman Islands exempted company in the Cayman Islands.

The consummation of the Cayman Redomestication requires the filing of the Certificate of Conversion with the Office of the Secretary of State in Delaware.

Other than registration of the Company by way of continuation with the Cayman Islands Registrar of Companies and the related filings described above no other regulatory or governmental approvals or consents will be required in connection with the Cayman Redomestication.

Appraisal Rights

Holders of Common Stock are not entitled to appraisal rights under Section 262 of the DGCL with respect to the Cayman Redomestication described in this proposal because shares of Common Stock are listed on Nasdaq and holders of Common Stock will receive Cayman Shares that will also be listed on Nasdaq.

Cayman Islands Tax Considerations

The Cayman Islands currently levies no taxes on individuals or corporations based upon profits, income, gains or appreciation and there is no taxation in the nature of inheritance tax or estate duty. There are no other taxes likely to be material to holders of Cayman Shares levied by the Government of the Cayman Islands, save for stamp duties which may be applicable on instruments executed in, or brought within the jurisdiction of, the Cayman Islands. No stamp duty is payable in the Cayman Islands on the issue of shares by, or any transfer of shares of, a Cayman Islands exempted company, except those which hold interests in land in the Cayman Islands. The Cayman Redomestication is not expected to give rise to any Cayman Islands tax for the Company or its shareholders. The Cayman Company intends to apply for an undertaking from the Financial Secretary of the Cayman Islands pursuant to the Tax Concessions Act (as amended) that no law enacted in the Cayman Islands imposing tax on profits, income, gains or appreciations shall apply to the Cayman Company or its operations.

Legal Proceedings

From time to time, the Company may become subject to various legal proceedings and claims that arise in the ordinary course of its business activities. As of the date of this proxy statement, the Company is not currently a party to any claim or litigation, the outcome of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on its business. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.

Enforcement of Civil Liabilities

The Cayman Islands has a different body of securities laws as compared to the United States and provides less protection to investors. Additionally, Cayman Islands companies may not have standing to sue before the Federal courts of the United States.

The courts of the Cayman Islands may be unlikely (i) to recognize or enforce against us judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the Cayman Islands, to impose liabilities against us predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, and or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.

Interest of Certain Persons

The Board of Directors believes that the corporate laws of the state of Delaware and the Cayman Islands are substantially comparable as to the rights of stockholders, at least on balance of the relevant considerations against one another and as relevant to the Company. As part of its process, the Board of Directors considered if redomestication to the Cayman Islands would convey any non-ratable benefits on any of our directors or officers and did not identify any such non-ratable benefits. However, others may allege, and stockholders should be aware in voting on the Redomestication Proposal and the Cayman Redomestication Resolutions, that our directors and executive officers may be considered to have interests in the Cayman Redomestication that are different from, or in addition to, the interests of the stockholders generally to the extent that it might afford them greater limitations on liability under the common law of the Cayman Islands for acts in their capacities as directors or officers occurring after the Cayman Redomestication. The Board of Directors has considered these potential interests, among other matters, in reaching the decision to approve the Cayman Redomestication and to recommend that our stockholders vote in favor of this proposal.

Proposal No. 4A: To approve the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion pursuant to the DGCL and adopt the Cayman Redomestication Resolutions.

Proposal No. 4B: To resolve as a special resolution that: (i) the redomestication of the Company from the State of Delaware to the Cayman Islands by way of continuation pursuant to the Companies Act and the Cayman Redomestication Resolutions be approved; and (ii) with effect from the registration of the Company in the Cayman Islands, the memorandum of association and articles of association in the form presented to the Special Meeting (with such further consequential amendments as may be deemed necessary by the Board of Directors) be and are adopted as the memorandum of association and articles of association of the Cayman Company with the name of the company as set out therein.

Conditionality of Proposal Nos. 4A and 4B. Approval of each of Proposal No. 4A and Proposal No. 4B is a condition to the completion of the Cayman Redomestication. Therefore, the Cayman Redomestication will not be effected unless both Proposal No. 4A and Proposal No. 4B are approved by the requisite votes of our stockholders. If either Proposal No. 4A or Proposal No. 4B is not approved, the Cayman Redomestication will not be effected, even if the other proposal is approved, and the Company will remain a Delaware corporation. The Cayman Redomestication is not conditioned on the approval of any of the Advisory Organizational Documents Proposals (Proposal No. 5).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSALS NOS. 4A AND 4B AND THE ADOPTION OF THE CAYMAN REDOMESTICATION RESOLUTIONS.

PROPOSAL NO. 5:

APPROVAL OF THE ADVISORY ORGANIZATIONAL DOCUMENTS PROPOSALS

General

At the Special Meeting, our stockholders will be asked to approve the Advisory Organizational Documents Proposals in connection with the Cayman Redomestication. The stockholder votes regarding these proposals are advisory in nature, and are not binding on Alaunos and the Board of Directors. Furthermore, the Cayman Redomestication is not conditioned on the separate approval of the Advisory Organizational Documents Proposals (separate and apart from the approval of the Redomestication Proposal). Accordingly, regardless of the outcome of the Advisory Organizational Documents Proposals, Alaunos intends that the Cayman Articles will take effect at the Cayman Redomestication Effective Time.

Reason for the Proposal

The Advisory Organizational Documents Proposals are being presented separately in accordance with SEC guidance to give Alaunos stockholders the opportunity to present their separate views on important corporate governance provisions and will be voted upon on a non-binding advisory basis. This separate vote is not otherwise required by Delaware or Cayman Islands law.

The Cayman Articles differ materially from the Certificate of Incorporation and the Bylaws (together, the “Alaunos Governing Documents”). The following table sets forth a summary of the principal changes proposed between the Cayman Articles and the Alaunos Governing Documents. This summary is qualified by reference to the complete text of the Cayman Articles, substantially in the form attached as Annex D to this proxy statement. All stockholders are encouraged to read the Cayman Articles in their entirety. Additionally, as the Alaunos Governing Documents are governed by the DGCL and the Cayman Articles will be governed by the Companies Act and Cayman Islands law, Alaunos encourages stockholders to carefully consult the information set out under the section of this proxy statement entitled “Proposal No. 4—Approval of the Redomestication of the Company—Effects of the Cayman Redomestication—Comparison of Stockholder Rights under Delaware and Shareholder Rights under Cayman Islands Law.”

PROVISION	Alaunos Governing Documents	Cayman Articles
Board Classification (Advisory Organizational Documents Proposal A)	The Alaunos Governing Documents do not provide for a classified board, which means all directors are elected for one-year terms.	The Cayman Articles provide for a classified board of directors divided into three classes with staggered three-year terms. See Article 90.

Supermajority Vote to Remove Directors (Advisory Organizational Documents Proposal B)	The Alaunos Governing Documents provide that any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided that any Preferred Director may be removed without cause only by the affirmative vote of the holders of a majority of the Delaware Series B Preferred Stock.

The Cayman Articles provide that any director may be removed from office only for cause, by a special resolution (being the affirmative vote of not less than two-thirds of the votes cast at an annual general meeting or general meeting), subject to the rights and restrictions of holders of any series of preferred shares to remove directors specified by the Cayman Articles or any certificate of designation.

See Article 93.

PROVISION	Alaunos Governing Documents	Cayman Articles

Officer Exculpation (Advisory Organizational Documents Proposal C)	The Certificate of Incorporation provides that, to the fullest extent permitted under the DGCL, as amended from time to time, no director of the Delaware Corporation shall be personally liable to the Delaware Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. The Certificate of Incorporation does not limit the liability of officers of the Delaware Corporation.

The Cayman Articles provide that no Indemnified Person (as defined in the Cayman Articles), including officers, shall be liable for, among other things, any loss, damage or misfortune whatsoever which may happen in or arise from the execution of discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto other than by reason of such Indemnified Person’s own actual fraud, wilful default or wilful neglect as determined by a court of competent jurisdiction.

See Article 132-135.

Shareholder Action by Unanimous Written Consent (Advisory Organizational Documents Proposal D)	Under the Bylaws and Section 228 of the DGCL, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consents in writing setting forth the action so taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Cayman Articles provide that any action required or permitted to be taken at an annual general meeting or general meeting of the Cayman Company may be taken without a meeting only by a resolution in writing approved by all of the shareholders entitled to vote thereon, which shall be as valid and effective as if the same had been passed at an annual general meeting or general meeting of the Cayman Company duly convened and held.

See Article 31.

Proposal A — Board Classification

The Board of Directors believes it is in the best interests of the company and its shareholders to approve provisions in the Cayman Articles that provide for a classified board of directors divided into three classes with staggered three-year terms.

The Board of Directors believes that a classified board structure will help to provide stability and continuity, permitting directors to develop and share institutional knowledge and focus on the long term, and encourages shareholders to engage directly with the Board and management team regarding significant corporate transactions.

Proposal B — Supermajority Vote to Remove Directors

The Board of Directors believes it is in the best interests of the company and its shareholders to approve provisions in the Cayman Articles providing that any director may be removed from office only for cause, by a special resolution (being the affirmative vote of not less than two-thirds of the votes cast at an annual general meeting or general meeting), subject to the rights and restrictions of holders of any series of preferred shares to remove directors specified by the Cayman Articles or any certificate of designation.

The Board of Directors believes that providing for director removal only for cause and increasing the voting threshold to remove directors will help to provide stability and continuity, protecting against a small group of shareholders acting for reasons that may not be in the best interests of all shareholders.

Proposal C — Officer Exculpation

The Board of Directors believes it is in the best interests of the company and its shareholders to approve provisions in the Cayman Articles that exculpate officers to the same extent as directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy.

The Board of Directors believes that exculpating officers to the same degree as directors may help the company attract and retain qualified management and reduce litigation and indemnification costs to the company.

Proposal D — Shareholder Action by Unanimous Written Consent

The Board of Directors believes it is in the best interests of the company and its shareholders to approve provisions in the Cayman Articles such that any action required or permitted to be taken at an annual general meeting or general meeting of the Cayman Company may be taken without a meeting only by a resolution in writing approved by all of the shareholders entitled to vote thereon, which shall be as valid and effective as if the same had been passed at an annual general meeting or general meeting of the Cayman Company duly convened and held.

The Board of Directors believes that increasing the threshold for shareholders to be able to act by written consent will help avoid unnecessary diversion of Board and management time, potentially at the request of a limited number of shareholders, and potentially reduce the risk of opportunistic and frivolous shareholder actions.

Required Vote

The affirmative vote of a majority in voting power of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter, assuming a quorum is present, is required to approve each of the Advisory Organizational Documents Proposals. Abstentions will have the effect of a vote “AGAINST,” and broker non-votes, if any, will have no effect on, each of the Advisory Organizational Documents Proposals.

As discussed above, the Advisory Organizational Documents Proposals are advisory votes and therefore are not binding on Alaunos or the Board of Directors. Furthermore, the Cayman Redomestication is not conditioned on the separate approval of the Advisory Organizational Documents Proposals (separate and apart from approval of the Redomestication Proposal). Accordingly, regardless of the outcome of the non-binding advisory vote on the Advisory Organizational Documents Proposals, Alaunos intends that the Cayman Articles will take effect at the Cayman Redomestication Effective Time, assuming shareholders approve the Redomestication Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE ADVISORY ORGANIZATIONAL DOCUMENTS PROPOSALS.

PROPOSAL NO. 6:

APPROVAL OF THE ALAUNOS THERAPEUTICS, INC. 2027 EQUITY INCENTIVE PLAN

General

At the Special Meeting, the Company will ask its stockholders to approve the Alaunos Therapeutics, Inc. 2027 Equity Incentive Plan (the “2027 Equity Plan”) to be effective upon approval by the stockholders of the Company. The 2027 Equity Plan was approved by the Board of Directors on     , 2026, subject to stockholder approval. If the 2027 Equity Plan is approved by stockholders, no further awards will be granted under the Alaunos Therapeutics, Inc. 2020 Equity Incentive Plan (the “2020 Plan”).

The purpose of the 2027 Equity Plan is to promote and closely align the interests of employees, officers, non-employee directors and other individual service providers of the Company and its stockholders by providing stock-based compensation and other performance-based compensation. The objectives of the 2027 Equity Plan are to attract and retain the best available employees, officers, non-employee directors and other individual service providers for positions of substantial responsibility and to motivate participants to optimize the profitability and growth of the Company through incentives that are consistent with our goals and that link the personal interests of participants to those of our stockholders. The 2027 Equity Plan allows for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), other stock-based awards and incentive bonuses (collectively, “Awards”).

Summary of the 2027 Equity Plan

The following description of the 2027 Equity Plan is not intended to be complete and is qualified in its entirety by the complete text of the 2027 Equity Plan, a copy of which is attached as Annex J to this proxy statement. Stockholders are urged to read the 2027 Equity Plan in its entirety.

Administration

The 2027 Equity Plan will be administered by the compensation committee of the Board of Directors, or another committee designated by the Board of Directors to administer the 2027 Equity Plan, which is referred to herein as the “Administrator”. The Administrator will have broad authority, subject to the provisions of the 2027 Equity Plan, to administer and interpret the 2027 Equity Plan and Awards granted thereunder. As permitted by applicable laws, the Administrator may delegate any or all of its authority to one or more subcommittees composed of one or more directors or employees of the combined company. All decisions and actions of the Administrator will be final and binding.

Stock Subject to 2027 Equity Plan

The initial share pool under the 2027 Equity Plan will be (i)      shares of Common Stock (after giving effect to the Reverse Stock Split), subject to certain adjustments in the event of a change in the Company’s capitalization, plus (ii) shares of Common Stock subject to awards previously granted under the Alaunos Therapeutics, Inc. 2012 Equity Incentive Plan (the “2012 Plan”) or the 2020 Plan that are canceled, terminated, expired without being exercised, forfeited or settled in cash following the effective date of the 2027 Equity Plan. The shares that may be issued under the 2027 Equity Plan will be automatically increased on January 1 of each year beginning in 2028 and ending with a final increase on January 1, 2037 in an amount equal to 5% of the diluted stock (including Common Stock, Preferred Stock and unexercised pre-funded warrants) on the preceding December 31, unless a lower, or no, increase is determined by the Administrator.

Only      shares of Common Stock (after giving effect to the Reverse Stock Split) may be issued under the 2027 Equity Plan as incentive stock options.

Shares of Common Stock issued under the 2027 Equity Plan may be either authorized and unissued shares or previously issued shares acquired by the Company. On termination or expiration of an Award under the 2027 Equity Plan, in whole or in part, the number of shares of Common Stock subject to such Award but not issued thereunder or that are otherwise forfeited back to the Company will again become available for grant under the 2027 Equity Plan. Additionally, shares retained or withheld in payment of any exercise price, purchase price, or tax withholding obligation of an Award will again become available for grant under the 2027 Equity Plan.

As of      , 2026, the latest practicable date prior to the filing of this proxy statement, the closing price of a share of Common Stock was $     per share, as reported on the Nasdaq Stock Market.

Eligibility

Current or prospective employees, officers, non-employee directors, and other individual service providers of the Company and its subsidiaries will be eligible to participate in the 2027 Equity Plan, if selected by the Administrator. As of      , 2026, approximately      employees (including      executive officers) and      non-employee directors of the Company would be eligible to participate in the 2027 Equity Plan.

Types of Awards

Stock Options. All stock options granted under the 2027 Equity Plan will be evidenced by a written agreement with the participant, which provides, among other things, whether the option is intended to be an incentive stock option or a non-qualified stock option, the number of shares subject to the option, the exercise price, exercisability (or vesting), the term of the option, which may not generally exceed ten years, and other terms and conditions. Subject to the express provisions of the 2027 Equity Plan, options generally may be exercised over such period, in installments or otherwise, as the Administrator may determine. The exercise price for any stock option granted may not generally be less than the fair market value of the Common Stock subject to that option on the grant date. The exercise price may be paid in cash or such other method as determined by the Administrator, including an irrevocable commitment by a broker to pay over such amount from a sale of the shares issuable under an option, the delivery of previously owned shares, or withholding of shares deliverable upon exercise. The 2027 Equity Plan permits, without stockholder approval, the Administrator to reduce the exercise price of a previously awarded option or cancel and re-grant or exchange such option for cash or a new Award with a lower (or no) exercise price.

Stock Appreciation Rights. SARs may be granted alone or in conjunction with all or part of a stock option. All freestanding SARs will be granted subject to the same terms and conditions applicable to options set forth above, and all tandem SARs shall have the same exercise price as the option to which they relate. Upon exercising a SAR, the participant is entitled to receive the amount by which the fair market value of the Common Stock at the time of exercise exceeds the exercise price of the SAR. This amount is payable in Common Stock, cash, restricted stock, or a combination thereof, at the Administrator’s discretion. The 2027 Equity Plan permits, without stockholder approval, the Administrator to reduce the exercise price of a previously awarded SAR or cancel and re-grant or exchange such SAR for cash or a new Award with a lower (or no) exercise price.

Restricted Stock and RSUs. Awards of restricted stock consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. RSUs result in the transfer of cash or shares of stock to the participant only after specified conditions are satisfied. The Administrator will determine the restrictions and conditions applicable to each award of restricted stock or RSUs, which may include performance vesting conditions.

Other Stock-Based Awards. Other stock-based awards are Awards denominated in or payable in, valued in whole or in part by reference to, or otherwise based on or related to, the value of Common Stock. The Administrator will determine the restrictions and conditions applicable to such other stock-based awards.

Incentive Bonuses. Each incentive bonus will confer upon the participant the opportunity to earn a payment, which may be subject to vesting or performance criteria established by the Administrator. Payment of the amount due under an incentive bonus may be made in cash or shares, as determined by the Administrator.

Performance Criteria

The Administrator may specify certain performance criteria which must be satisfied before Awards will be granted or will vest. The performance goals may vary from participant to participant, group to group, and period to period.

Transferability

Awards generally may not be sold, transferred for value, pledged, assigned, or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and each option or SAR may be exercisable only by the participant during his or her lifetime.

Clawback

Awards will be subject to recoupment in accordance with any clawback policy adopted by the Company, including the Alaunos Therapeutics, Inc. Compensation Recovery Policy (or any successor or other clawback policy adopted by the Company).

Adjustments Upon a Change in Capitalization

In the event of a change in capitalization of the Company, including any reorganization, reclassification, combination of shares, stock split, reverse stock split, spin-off, dividend or distribution (other than quarterly cash dividends), the share pool and outstanding Awards will be equitably adjusted by the Administrator.

Change in Control

In the event of a change in control of the Company, the Administrator may (i) provide for the assumption of outstanding Awards, (ii) issue substitute awards, (iii) accelerate vesting or waive any forfeiture conditions, (iv) accelerate the exercisability of the award, (v) make any other adjustments to outstanding Awards as deemed to be appropriate or (vi) provide for the cancellation and cash-out of outstanding Awards; however, if Awards are not assumed, continued or substituted for, then all outstanding Awards will become fully vested and exercisable (with performance based on target or actual achievement as determined by the Administrator).

Amendment and Termination

The Board of Directors will have the right to amend, alter, suspend, or terminate the 2027 Equity Plan at any time, provided certain enumerated material amendments may not be made without stockholder approval. No amendment or alteration to the 2027 Equity Plan or an Award or Award agreement will be made that would materially impair the rights of the holder, without such holder’s consent; however, no consent will be required if the Administrator determines in its sole discretion and prior to the date of any change in control that such amendment or alteration either is required or advisable in order for the Company, the 2027 Equity Plan, or such Award to satisfy any law or regulation or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated. The 2027 Equity Plan will automatically terminate as to the grant of future Awards on      , 2037, the tenth anniversary of its approval by the Board of Directors, unless earlier terminated by the Board of Directors.

Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax treatment applicable to the Company and the participants who receive Awards under the 2027 Equity Plan based on the federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not address all matters relevant to a particular participant based on their specific circumstances.

The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Section 409A of the Code), or tax laws other than U.S. federal income tax law. Because individual circumstances may vary, each participant is urged to consult their own tax advisor concerning the tax implications of Awards granted under the 2027 Equity Plan.

Incentive Stock Options

Options granted under the 2027 Equity Plan may be either incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to or do not otherwise meet such requirements. No taxable income is recognized by the participant at the time of the option grant, and no taxable income is recognized for ordinary income tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. Unless there is a “disqualifying disposition”, as described below, the participant will recognize long-term capital gain or loss in an amount equal to the difference of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. A disqualifying disposition occurs if the shares are disposed of less than two years after the date of grant or less than one year after the exercise date. If there is a disqualifying disposition of the shares, then the excess of (a) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (b) the exercise price paid for the shares will be taxable as ordinary income to the participant. Any additional gain or loss recognized upon the disposition will be a capital gain or loss. If the participant makes a disqualifying disposition of the purchased shares, then the Company (or, if applicable, the affiliate employer) will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the amount of ordinary income recognized by the participant as a result of the disposition. The Company will not be entitled to any income tax deduction if the participant makes a qualifying disposition of the shares.

Nonqualified Stock Options

No taxable income is recognized by an participant upon the grant of a non-qualified stock option. The participant in general will recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the participant will be required to satisfy the tax withholding requirements applicable to such income. The Company (or, if applicable, the affiliate employer) will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to the exercised non-qualified stock option.

Stock Appreciation Rights

No taxable income is recognized upon receipt of a SAR. The participant will recognize ordinary income in the year in which the SAR is exercised, in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercised right, and the participant will be required to satisfy the tax withholding requirements applicable to such income. The Company (or, if applicable, the affiliate employer) will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the SAR.

Restricted Stock Awards

A participant who receives unvested shares of Common Stock will not recognize any taxable income at the time those shares are granted but will have to report as ordinary income, as and when the restrictions constituting a substantial risk of forfeiture lapse, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the amount paid (if any) for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are issued an amount equal to the excess of (a) the fair market value of those shares on the issuance date over (b) the amount paid (if any) for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the shares subsequently vest. The Company (or, if applicable, the affiliate employer) will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time such ordinary income is recognized by the participant.

Other Awards

Generally, no taxable income is recognized upon the grant of RSUs, other stock-based awards or incentive bonuses. The participant will recognize ordinary income in the year in which the award is settled in shares or cash. The amount of that income will be equal to the fair market value of the shares on the date of issuance or the amount of the cash paid in settlement of the award, and the participant will be required to satisfy the tax withholding requirements applicable to the income. The Company (or, if applicable, the affiliate employer) will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued or the cash amount is paid.

Deductibility of Executive Compensation

Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any “covered employee” in excess of $1.0 million. It is expected that compensation deductions for any covered employee with respect to Awards granted under the 2027 Equity Plan will be subject to the $1.0 million annual deduction limitation.

New Plan Benefits

The Company cannot currently determine the benefits or number of shares subject to Awards that may be granted in the future to eligible participants under the 2027 Equity Plan because the grant of Awards and terms of such Awards are to be determined in the sole discretion of the Administrator.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ALAUNOS THERAPEUTICS, INC. 2027 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 7:

APPROVAL OF THE ALAUNOS THERAPEUTICS, INC. 2027 EMPLOYEE STOCK PURCHASE PLAN

General

At the Special Meeting, the Company will ask its stockholders to approve the Alaunos Therapeutics, Inc. 2027 Employee Stock Purchase Plan (the “2027 ESPP”) to be effective upon approval by the stockholders of the Company. The 2027 ESPP was approved by the Board of Directors on      , 2026, subject to stockholder approval.

The purpose of the 2027 ESPP is to provide employees of the Company and its designated subsidiaries with an opportunity to purchase shares of the Common Stock through accumulated contributions. The 2027 ESPP, and the rights of participants to make purchases thereunder, is intended to qualify under Section 423 of the Code; however, sub-plans that do not meet the requirements of Section 423 of the Code may be established for the benefit of eligible employees of non-U.S. subsidiaries of the Company.

Summary of the 2027 ESPP

The following description of the 2027 ESPP is not intended to be complete and is qualified in its entirety by the complete text of the 2027 ESPP, a copy of which is attached as Annex K to this proxy statement. Stockholders are urged to read the 2027 ESPP in its entirety.

Administration

The 2027 ESPP will be administered by the compensation committee of the Board of Directors or another committee designated by the Board of Directors to administer the 2027 ESPP, which is referred to herein as the “ESPP Administrator.” All questions of interpretation of the 2027 ESPP are determined by the ESPP Administrator, whose decisions are final and binding upon all participants. The ESPP Administrator may delegate, subject to applicable law, its responsibilities under the 2027 ESPP to one or more other persons. The ESPP Administrator may adopt rules or procedures relating to the operation and administration of the 2027 ESPP to accommodate the specific requirements of local laws and procedures, including to adopt sub-plans for participants outside of the United States.

Stock Subject to ESPP

The initial share pool under the 2027 ESPP will be      shares of Common Stock (after giving effect to the Reverse Stock Split), subject to certain adjustments in the event of a change in the Company’s capitalization. The shares that may be issued under the 2027 ESPP will be automatically increased on January 1 of each year beginning in 2028 and ending with a final increase on January 1, 2037 in an amount equal to the lesser of 1% of the diluted stock (including Common Stock, Preferred Stock and unexercised pre-funded warrants) on the preceding December 31 or      (after giving effect to the Reverse Stock Split), unless a lower, or no, increase is determined by the ESPP Administrator. Shares of Common Stock issued under the 2027 ESPP may be shares of authorized but unissued Common Stock, Common Stock held as treasury shares, or Common Stock acquired in an open-market transaction.

If the total number of shares to be purchased by all participants on any exercise date exceeds the number of shares remaining available for issuance under the 2027 ESPP, the ESPP Administrator may make a pro rata allocation of the remaining available number of shares in as uniform a manner as possible and as the ESPP Administrator determines to be equitable.

As of     , 2026, the latest practicable date prior to the filing of this proxy statement, the closing price of a share of Common Stock was $     per share, as reported on the Nasdaq Stock Market.

Eligibility

All employees of the Company or a designated subsidiary of the Company (as defined in the 2027 ESPP) who customarily work for more than 20 hours per week and more than five months in any calendar year and satisfy the requirements set forth in the 2027 ESPP will be eligible to participate in the 2027 ESPP if they have been employed by the Company or a designated subsidiary for at least 30 calendar days immediately preceding the applicable offering date (unless otherwise determined by the ESPP Administrator). However, any employee who would own (or pursuant to Section 424(d) of the Code would be deemed to own) 5% or more of the total combined voting power or value of all classes of stock of the Company immediately after a grant under the 2027 ESPP is not eligible to participate.

No participant may purchase more than $25,000 of Common Stock in any one calendar year. As of     , 2026, approximately one employee would be eligible to participate in the 2027 ESPP.

Offering Periods

The 2027 ESPP is generally implemented by a series of “offering periods” which will not exceed 27 months. Unless otherwise specified by the ESPP Administrator, the 2027 ESPP will be implemented by consecutive offering periods with new offering periods commencing at such times as determined by the ESPP Administrator. The ESPP Administrator will have the power to change the duration of offering periods (including the commencement dates thereof).

Payroll Deductions

To participate in an offering period, an eligible employee must execute and submit a properly completed subscription agreement on or before a date determined by the ESPP Administrator prior to the applicable enrollment date. Once enrolled in the 2027 ESPP, a participant can purchase shares of Common Stock with payroll deductions at the end of the applicable offering period. Once an offering period is over, a participant is automatically enrolled in the next offering period unless the participant chooses to withdraw from the 2027 ESPP.

Each subscription agreement will request a deduction in an amount expressed as a whole percentage between 1% and 15% of the participant’s eligible compensation (or such other percentage as determined by the ESPP Administrator) and all payroll deductions will be credited to the eligible employee’s account. The minimum permissible projected contribution by any participant for an offering period is $    . No interest will be paid on any amount held in the account of any eligible employee, except as may be required by applicable law.

Option Grant

On the first trading day of each offering period, each eligible employee participating in such offering period automatically will be granted an option to acquire shares of Common Stock on the exercise date. All participants granted options under the 2027 ESPP will have the same rights and privileges consistent with the requirements set forth in Section 423 of the Code. No eligible employee will be permitted to purchase more than      shares of Common Stock during each purchase period.

Purchase Price

The price per share at which shares are purchased under the 2027 ESPP is determined by the ESPP Administrator, but in no event will be less than 85% of the fair market value of the Common Stock on the first day of the offering period or the exercise date, whichever is lower.

Exercise of Options

At the end of each offering period, unless the participant has withdrawn from the 2027 ESPP, payroll deductions are applied automatically to purchase shares of Common Stock at the price described above. The number of shares purchased is determined by dividing the payroll deductions by the applicable purchase price, rounded down to the nearest whole share.

Any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full share will be retained in the participant’s account for the subsequent offering period (subject to earlier withdrawal in accordance with the terms of the 2027 ESPP). Any other amounts of payroll deductions in a participant’s account that are not used for the purchase of shares of Common Stock, whether because of the participant’s withdrawal, because the amount would enable the participant to purchase more than the maximum number of shares, or for any other reason, will be returned to the participant, without interest (except as otherwise required under applicable law), as soon as administratively practicable after such withdrawal, exercise date or other event, as applicable.

Cancellation and Withdrawal

Participants may cancel all (but not less than all) of their option and terminate their subscription agreement by delivering a written notice revoking their subscription to the Company or by following an electronic or other withdrawal procedure determined by the ESPP Administrator. Upon such termination and cancellation, the balance in the participant’s account will be returned to the participant, without interest (except as otherwise required under applicable law), as soon as administratively practicable thereafter.

Termination of Employment or Eligibility

Upon the termination of a participant’s employment with the Company (or a designated subsidiary, as applicable) for any reason or if a participant loses eligibility to participate in the 2027 ESPP, the participant’s option will be deemed cancelled, the balance in the participant’s account will be returned to the participant (or his or her estate or designated beneficiary in the event of the participant’s death), without interest (except as otherwise required under applicable law), as soon as administratively practicable, and the participant will have no other rights under the 2027 ESPP.

Transferability

Rights to purchase Common Stock under the 2027 ESPP may not be transferred by a participant and may be exercised during a participant’s lifetime only by the participant.

Adjustments Upon a Change in Capitalization

In the event of any reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends, extraordinary dividends or distributions, or similar events, the ESPP Administrator will appropriately adjust the number and class of shares available under the 2027 ESPP and the applicable purchase price of such shares.

Merger or Other Corporate Transaction

In the event of a merger, sale, or other similar corporate transaction involving the Company, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the option, the offering period with respect to which such option relates will be shortened by setting a new exercise date on which such offering period will end. The new exercise date will occur before the date of the Company’s proposed merger, sale, or other similar corporate transaction.

Amendment and Termination

The ESPP Administrator may amend, suspend or terminate the 2027 ESPP at any time and, in the event of a termination of the 2027 ESPP, may terminate all outstanding offering periods (and return each participant’s account balance to the participant) or allow outstanding offering periods to expire in accordance with their terms. The 2027 ESPP will continue in effect until terminated by the ESPP Administrator.

Federal Income Tax Consequences

The following is a brief description of the federal income tax treatment that will generally apply to the grant and exercise of rights under the 2027 ESPP, based on federal income tax laws in effect on the date of this proxy statement. The exact federal income tax treatment of options under the 2027 ESPP will depend on the specific nature of any such option and the individual tax attributes of the participant. The following summary is not intended to be exhaustive and, among other considerations, does not describe gift, estate, social security, state, local or international tax consequences. In addition, if one or more sub-plans are established for employees of non-U.S. subsidiaries, the tax rules may be different than discussed below.

The 2027 ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code and, as a result, employees who participate in the 2027 ESPP will be afforded favorable tax treatment subject to meeting certain requirements specified by the Code. In general, there are no federal income tax consequences to a participant upon the grant of the option to purchase shares under the 2027 ESPP at the beginning of an offering period or upon its exercise on the exercise date at the end of an offering period. Upon the disposition of shares of Common Stock acquired upon exercise of an option, the participant will generally be subject to tax and the nature and amount of the tax will depend on whether the employee has satisfied the statutory holding period.

If the employee holds shares acquired under the 2027 ESPP for at least two years from the grant date of his or her option and at least one year from the date he or she acquired the shares (referred to as the “statutory holding period”), any gain on the sale of the shares will be taxed as ordinary income to the extent of the lesser of (i) the amount by which the fair market value of the shares on the grant date (i.e., the first day of the offering period) exceeded the exercise price for the option, or (ii) the amount by which the fair market value of the shares on the date of sale exceeds the exercise price of the option. Any additional gain or loss will be taxed as long-term capital gain or loss.

If the participant sells or otherwise disposes of the shares before the expiration of the statutory holding period, then in the year of such “disqualifying” disposition, the participant will be required to recognize ordinary income equal to the difference between the fair market value of the shares on the date of the exercise of the option and the exercise price of the option. Any additional gain or loss will be short-term or long-term capital gain or loss depending on the length of time the employee has held the shares.

The Company is not entitled to any deduction with respect to the difference between the fair market value of the Common Stock and the option exercise price if the participant satisfies the statutory holding period described above. If shares are sold before the statutory holding period is satisfied, the Company (or, if applicable, the affiliate employer) is entitled to a tax deduction for any ordinary income recognized by the participant.

New Plan Benefits

The benefits that will be received by or allocated to eligible employees under the 2027 ESPP cannot be determined at this time because the amount of payroll deductions contributed to purchase shares of Common Stock under the 2027 ESPP is entirely within the discretion of each participant (subject to the limitations discussed above).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ALAUNOS THERAPEUTICS, INC. 2027 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 8:

APPROVAL OF ADJOURNMENT OF THE SPECIAL MEETING

General

If we fail to receive a sufficient number of votes to approve Proposals Nos. 1, 2, 3, 4, 6 and/or 7, we may propose to adjourn or postpone the Special Meeting. We currently do not intend to propose adjournment or postponement at the Special Meeting if there are sufficient votes to approve Proposals Nos. 1, 2, 3, 4, 6 and 7.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 8 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES.

OTHER INFORMATION

EXECUTIVE OFFICER COMPENSATION

All of the information contained in the sections below generally relates to our named executive officer compensation for fiscal years ended December 31, 2025 and 2024 and was included in our Amendment No. 1 to our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on April 30, 2026 (the “Annual Report”).

Our named executive officers for 2025 and the positions they held with the Company as of November 12, 2026 are:

•	Holger Weis, our Chief Executive Officer;

•	Ferdinand Groenewald, our Vice President, Finance;

•	Melinda Lackey, our former Legal & Administration Officer and corporate secretary of the Company until July 16, 2025;

•	Dale Curtis Hogue, Jr., our former interim Chief Executive Officer until July 2025.

Throughout this section, the term “named executive officer” is intended to refer to the individuals identified above.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to or earned by our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Holger Weis (2)	2025	103,566	—	—	564,200	—		667,766
Chief Executive Officer since July 2025	2024	—	—	—	—	—		—
Dale Curtis Hogue, Jr. (3)	2025	139,744	—	—	3,748	—		143,492
Former Interim Chief Executive Officer as of July 2025	2024	233,974	—	—	59,880	14,490	(4)	308,344
Ferdinand Groenewald (5)	2025	—	—	25,000	11,988	180,000	(6)	216,988
Vice President, Finance	2024	—	—	—	3,087	159,217	(6)	162,304
Melinda Lackey (7)	2025	—	—	—	3,087	249,335	(8)	250,604
Former Legal & Administration, Corporate Secretary	2024	—	—	—	3,087	427,283	(8)	430,370

(1)

These amounts have been calculated in accordance with ASC Topic 718. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For a discussion of the assumptions relating to our valuations of these restricted stock awards and stock options, please see Note 3 to the financial statements included in the Annual Report. These amounts reflect our accounting expense for these restricted stock awards and stock options and do not correspond to the actual value that may be recognized by our named executive officer.

(2)	Mr. Weis was appointed as Chief Executive Officer on July 2, 2025.
(3)	Mr. Hogue served as interim Chief Executive Officer from January 20, 2024 through July 2, 2025.
(4)

Of such amount, $825 represents the dollar value of the reimbursement of cell phone charges by Mr. Hogue during 2024 and the remaining amount represents the amount we reimbursed for Mr. Hogue’s health insurance premiums.

(5)	Mr. Groenewald was contracted to act as the VP, Finance on a consulting basis for the Company on February 22, 2024.
(6)	This amount reflects the total compensation payments made to Mr. Groenewald in 2025 and 2024.
(7)	Ms. Lackey’s employment was terminated on November 15, 2023, whereupon she was engaged as a consultant. Ms. Lackey continued to serve as a consultant to the Company during 2024 through July 16, 2025.
(8)	This amount reflects the total payments made to Ms. Lackey pursuant to a consulting agreement during 2025 and 2024.

Narrative to the Summary Compensation Table

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. Mr. Hogue was employed as interim CEO in 2024 through July 2, 2025 and has not undergone any salary adjustments related to the same.

Name	Title	2025 Base Salary ($)	2024 Base Salary ($)	Percent Increase (%)
Holger Weis	Chief Executive Officer	$275,000	$—	N/A
Dale Curtis Hogue Jr.	Former Interim Chief Executive Officer	$250,000	$250,000	N/A

Equity Compensation

Our compensation committee believes that long-term equity incentive compensation is a critical component of our executive compensation program that links the interests of our executive officers with those of our stockholders. In 2025 and 2024, equity-based awards for our executive officers were granted in the form of stock options. Stock options align executives’ realizable compensation with the creation of stockholder value and serve as an effective long-term incentive vehicle to retain talent and incentivize performance. Executives only realize value from options if our stock price increases following the grant date.

Stock options granted to our executive officers vest over four years, with 1/16th of the options vesting each quarter.

Other Compensation

We provide certain additional benefits to executive officers that are generally available to all employees, including medical, dental, vision and life insurance coverage either directly or by reimbursement, as well as 401(k) matching contributions.

Employment and Change in Control Agreements

We had the following employment agreements in place with our named executive officers in 2025.

Employment Agreement with Mr. Weis

Effective July 2, 2025, the Company entered into an employment agreement with Holger Weis, governing the terms of his employment as the Company’s Chief Executive Officer. Under the employment agreement, Mr. Weis receives an annual base salary of $275,000. In addition, Mr. Weis was granted an option to purchase 130,000 shares of common stock of the Company, with an exercise price of $5.06 per share.

Employment Agreement with Mr. Hogue

On January 20, 2024, the Board appointed Dale Curtis Hogue, Jr. as Interim Chief Executive Officer of the Company. On January 21, 2024, the Company entered into an employment agreement with Mr. Hogue, under which he received an annual base salary of $250,000. In addition, Mr. Hogue was awarded 40,000 shares of common stock of the Company with an exercise price of $18.00. Mr. Hogue’s employment agreement was terminated effective July 2, 2025.

Consulting Agreement with Ms. Lackey

On July 16, 2025, Melinda Lackey notified Alaunos Therapeutics, Inc. that, pursuant to Section 1 of the Consulting Agreement between the parties, she was terminating the agreement effective 30 days from the date of such notice, or August 15, 2025. Concurrently with such notice, Ms. Lackey resigned as the Company’s Legal and Administrative Officer and corporate secretary, effective August 15, 2025. Ms. Lackey’s departure was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or procedures.

Through the effective date of termination, Ms. Lackey continued to provide legal and administrative consulting services to the Company, including assisting in its ongoing exploration of strategic alternatives. The Consulting Agreement provided for compensation at a fixed rate of $400 per hour and reimbursement by the Company for usual and customary expenses incurred by Ms. Lackey in connection with performing services under the agreement.

Consulting Agreement with Mr. Groenewald

We entered into a consulting agreement (the “Groenewald Consulting Agreement”), effective February 22, 2024, with Mr. Groenewald pursuant to which Mr. Groenewald will act as our Vice President, Finance. The Groenewald Consulting Agreement will continue indefinitely until terminated by the Company or Mr. Groenewald upon 30 days prior written notice. The Groenewald Consulting Agreement provides for compensation at a fixed rate of $15,000 per month and reimbursement by the Company for any usual and customary expenses incurred by Mr. Groenewald in connection with performing services pursuant to the Groenewald Consulting Agreement.

Role of our Compensation Committee, Management and Consultant

Compensation Committee

Our compensation committee is responsible for reviewing, evaluating, approving, administering and interpreting our executive compensation and benefits policies, programs and plans, including our equity compensation plans. In particular, with respect to the compensation of our named executive officers, our compensation committee is responsible for reviewing and recommending to the outside, independent and non-employee members of the Board the compensation levels and performance goals relevant to the compensation of these officers, and for evaluating the officers’ performance in light of those goals and objectives. The outside, independent and non-employee members of the Board approved the compensation committee’s recommendations for the 2025 compensation of our named executive officers.

Management

Our human resources, finance and legal departments work with our Chief Executive Officer (the “Management Team”) to design and develop new executive compensation programs, to recommend changes to existing compensation programs, to recommend financial and other performance targets to be achieved under those programs, to prepare analyses of financial data, to prepare peer group data comparisons and to prepare other briefing materials for consideration by the compensation committee and ultimately, to implement the decisions of the compensation committee.

The Management Team recommends to the compensation committee for its discussion and ultimately, approval, proposed corporate performance and strategic goals and their relative weighting for the upcoming fiscal year, and provides input on the level of attainment of the prior year’s strategic goals, for purposes of determining awards under the annual performance bonus plan for all our executives, including the Chief Executive Officer. For executives other than the Chief Executive Officer, the compensation committee will consider the individual performance of the executives, as assessed by the Chief Executive Officer, and the compensation recommendations submitted to the compensation committee by the Chief Executive Officer. Our Chief Executive Officer and other members of management generally attend our compensation committee meetings for a portion of the meeting. No executive officer was present for or voted in the compensation committee or the Board’s final determinations regarding the amount of any component of his or her own 2025 compensation package.

Consultant

In June 2025, our compensation committee engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”) as its independent compensation consultant. Pearl Meyer provided independent market findings to the compensation committee and has provided advice to the compensation committee as to employee director compensation, Chief Executive Officer compensation and non-employee director compensation in 2024. The Company utilized FW Cook in 2023. Pearl Meyer was determined to be free of conflicts of interest and able to operate as an independent compensation advisor. As part of its duties, Pearl Meyer provided the compensation committee with the following services:

•	completed a competitive analysis of our 2024 executive compensation programs; and

•	prepared a competitive analysis of the Board’s compensation program, including observations and recommendations.

Trading Policy - Hedging and Certain Transactions

We have a policy that prohibits our executive officers, directors and other members of management from engaging in short sales, transactions in put or call options, pledging transactions, hedging transactions or other inherently speculative transactions with respect to our stock. Any violation of these policies may result in disciplinary action, including dismissal for cause.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth information regarding option awards and restricted stock awards held as of December 31, 2025 by our named executive officers.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price ($/Sh) (1)	Option Expiration Date	Shares or Units of Stock That Have Not Vested
Name	Exercisable (#)	Unexercisable (#)			Number (#)	Market Value ($)(2)
Holger Weis	1,000	—	$646.50	3/4/2031
	208	—	$646.50	3/4/2031
	666	—	$123.00	6/22/2032
	666	—	$72.00	6/6/2033
	452	—	$10.30	6/22/2034
	1,920	—	$10.30	6/22/2034
	10,904	—	$2.92	6/22/2034
	40,625	89,375	$5.02	7/2/2035
	13,676	—	$2.32	8/17/2035
Ferdinand Groenewald	469	1,406	$2.42	8/13/2034
	2,250	750	$1.46	3/28/2035

(1)	Each stock option was granted with an exercise price equal to the fair market value of our common stock on the grant date.
(2)	Market values are calculated based on the closing market price of our common stock as reported on the Nasdaq Capital Market on December 31, 2025, which was $3.23 per share.

Stockholder Engagement
In 2025, our stockholder engagement included individual investor meetings with stockholders and prospective stockholders. Conversations spanned topics including, but not limited to, clinical development plans and corporate strategy.
We believe that ongoing, appropriate, and transparent communication with our stockholders is critical to our success long-term. We will continue to have a strong stockholder engagement program and communicate with our stockholders and prospective stockholders through our press releases, SEC filings, individual meetings and investor presentations. We believe that all of these communications together enable us to have a meaningful two-way
dialogue, where the management team and Board can better listen to and understand stockholder perspectives, answer questions, and provide context to ongoing activities. Over the course of 2025, our stockholders have provided us with valuable feedback and external viewpoints that inform how we think about our business and strategy, and we are committed to continuing this dialogue.
Pay Versus Performance
The following table and related disclosure provide information about (i) the “total compensation” of our Chief Executive Officer, and our other named executive officers (the “Other NEOs” or the “Non-CEO NEOs”) as presented in the “Summary Compensation Table” included elsewhere in this proxy statement, (ii) the “compensation actually paid” to our Chief Executive Officer and our Other NEOs, as calculated pursuant to the SEC’s pay-versus- performance rules, (iii) certain financial performance measures and (iv) the relationship of the “compensation actually paid” to those financial performance measures.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act, and does not necessarily reflect value actually realized by the executives or how our compensation committee evaluates compensation decisions in light of company or individual performance.

Year	Summary Compensation Table Total for PEO: Boyle (1)	Compensation Actually Paid to PEO: Boyle(2)(3)	Summary Compensation Table Total for PEO: Hogue(1)	Compensation Actually Paid to PEO: Hogue (2)(3)	Summary Compensation Table Total for PEO: Weis(1)	Compensation Actually Paid to PEO: Weis (2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Income (Loss) (in thousands)
2025	$295,536	$236,545	N/A	N/A	N/A	N/A	$143,118	$131,938	$3.27	$(4,176)
2024	$308,344	$354,483	N/A	N/A	N/A	N/A	$296,337	$286,513	$3.66	$(4,679)
2023	$1,716,946	$1,459,330	N/A	N/A	N/A	N/A	$665,709	$594,363	$2.78	$(35,410)

(1)
Mr. Weis has served as our only PEO since July 2, 2025. Mr. Hogue served as our only PEO in 2024 and through July 2, 2025. Mr. Boyle served as our only PEO in 2023. The Non-PEO NEOs for whom the average compensation is presented in this table for 2025 and 2024 are Ms. Lackey, through July 16, 2025, and Mr. Groenewald and for 2023 are Dr. Deniger and Ms. Lackey.

(2)
The amounts shown as Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions for the CEO and the Non-CEO NEOs set forth below. Amounts excluded, which are set forth in the “Minus Stock and Option Awards from Summ. Comp. Table” columns below, represent the Stock Awards and Option Awards reported in the Stock Awards and Option Awards columns of the Summary Compensation Table for each applicable year. Amounts added back to determine Compensation Actually Paid are made up of the following components which are set forth in the table below, as applicable: (i) the fair value
as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. The fair value at the end of the prior year of awards granted in any prior year that failed to meet applicable vesting conditions during the covered year are subtracted, although there were no such awards for the CEO or the
Non-CEO
NEOs in 2023 or 2024. Equity values are calculated in accordance with ASC Topic 718.
(4)
Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the applicable fiscal year and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. For 2025, the closing price of our common stock on December 31, 2025 was $3.23. For 2024, the closing price of our common stock on December 31, 2024 was $1.91. For 2023, the closing price of our common stock on December 31, 2023 was $10.61.

Year	Summary Comp. Table Total for PEO	Minus Stock and Option Awards from Summ. Comp. Table	Plus Year-End Fair Value of Outstanding Unvested Awards Granted During Year	Plus Change in Fair Value of Unvested Awards Granted in Prior Years	Plus Fair Value of Awards Granted and Vested During Year	Plus Change in Fair Value of Prior Years’ Awards Vested During Year	Minus Fair Value of Stock and Option Awards Forfeited During Year	Comp. Actually Paid to PEO
2025 - Holger Weis	$152,044	$(48,478)	$—	$—	$—	$—	$—	$103,566
2025 - Curtis Hogue	$143,492	$(3,748)	$—	$—	$—	$6,765	$—	$132,979
2024 - Curtis Hogue	$308,344	$(11,090)	$—	$—	$—	$56,661	$—	$354,483
2023 - Kevin Boyle	$1,716,946	$(689,580)	$—	$—	$—	$679,749	$(247,749)	$1,459,330

Year	Avg. Summary Comp. Table Total for Other NEOs	Minus Avg. Stock and Option Awards from Summ. Comp. Table	Plus Avg. Year-End Fair Value of Outstanding Unvested Awards Granted During Year	Plus Avg. Change in Fair Value of Unvested Awards Granted in Prior Years	Plus Avg. Fair Value of Awards Granted and Vested During Year	Plus Avg. Change in Fair Value of Prior Years’ Awards Vested During Year	Minus Fair Value of Stock and Option Awards Forfeited During Year	Average Comp. Actually Paid to Other NEOs
2025	$143,118	$(8,333)	—	—	$1,565	$(4,412)	—	$131,938
2024	$296,337	$(3,087)	—	—	$606	$(7,343)	—	$286,513
2023	$665,709	$(62,254)	$87,953	$(66,031)	$10,904	$(19,996)	—	$594,363

DIRECTOR COMPENSATION

Non-Employee Director Compensation

In 2025, each of our non-employee directors was compensated as described below pursuant to our non-employee director compensation policy:

•	an annual cash retainer fee of $40,000 for service on the Board; and

•	additional annual cash retainer fees for board committee service as follows:

	Chair	Member
Audit Committee	$2,500	$10,000
Compensation Committee	5,000	7,500
Corporate Governance and Nominating Committee	5,000	5,000

The chair of our Board also received further annualized cash compensation of $30,000 for 2025. All cash retainers are to be paid on a quarterly basis in arrears to non-employee directors who continue to serve as members of the Board on the last business day of each calendar quarter.

Our board has elected each quarter to receive their cash compensation in stock options and/or common stock of the Company.

In addition, in connection with a director’s initial election to the Board, he or she receives options to purchase 25,600 shares of our common stock on the date of each new non-employee director’s appointment to our Board. One-thirty-sixth of these options shall vest each month on the monthly anniversary of the grant date. Non-employee directors are also entitled to receive options to purchase 12,800 shares of our common stock on an annual basis upon their election at the annual meeting of our stockholders, with the chair of our Board receiving additional options to purchase 6,400 shares of our common stock. One-twelfth of the annual option grant will vest each month on the monthly anniversary of the grant. If a new director is appointed to the Board between annual meetings of our stockholders, they will be entitled to a prorated option grant.

As set forth in its written charter, the compensation committee annually reviews director compensation practices in consultation with our compensation consultant and recommends any changes for adoption by the full Board. As such, the director compensation described above is subject to change at the discretion of the Board.

Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our Board by our non-employee directors during the year ended December 31, 2025. We reimburse members of our Board for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and committee meetings.

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Stock Awards (1) ($)	Total ($)
Holger Weis	$—	$48,478	$—	$48,478
Michael A. Jerman	$—	$38,744	$13,221	$51,965
Jaime Vieser	$—	$—	$84,875	$84,875
Robert J. Hofmeister, Ph.D.	$17,750	$—	$—	$17,750
Robert W. Postma	$—	$—	$79,050	$79,050

(1)	The amounts reported in the “Option Awards” and “Stock Awards” columns represent compensation expense recognized (or that will be recognized) for financial statement purposes under ASC Topic 718. In the case of each of our directors, the option award and/or stock award was granted various dates as our board members elected to received their board fees in options and common stock and not cash. For a discussion of the assumptions relating to our valuations of these stock options, please see Note 3 to the financial statements included our Annual Report on Form 10-K for the year ended December 31, 2025. These costs reflect our accounting expense for these stock options and do not correspond to the actual value that may be recognized by the directors.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans

The 2012 Plan and the 2020 Plan are our only equity compensation plans approved by our stockholders. The following table sets forth certain information as of December 31, 2025 with respect to the 2012 Plan and 2020 Plan and does not include information with respect to the 2027 Equity Plan or the 2027 ESPP:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (A)	Weighted- Average Exercise Price of Outstanding Options (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by stockholders:
2012 Equity Incentive Plan	—	$—	—
2020 Equity Incentive Plan	219,982	$23.48	950,429

Total:	219,982	$23.49	950,429

DESCRIPTION OF CAPITAL STOCK

Our authorized capital stock consists of 50,000,000 shares of Common Stock, par value $0.001 per share, and 30,000,000 shares of preferred stock, par value $0.001 per share, of which 1,000 shares have been designated as Series A-1 Convertible Preferred Stock, 1,000 shares have been designated as Series A-2 Convertible Preferred Stock, 105,286 shares have been designated as Series B Preferred Stock and 276,117 shares have been designated as Series C Preferred Stock.

Common Stock

Holders of Common Stock are entitled to one vote for each share of Common Stock held of record for the election of directors and on all matters submitted to a vote of stockholders. Except as described under “Anti-takeover Effects of Delaware Law and Provisions of our Certificate of Incorporation and Bylaws” below, a majority vote of the holders of Common Stock is generally required to take action under our Certificate of Incorporation and Bylaws. Holders of Common Stock are entitled to receive dividends ratably, if any, as may be declared by our board of directors out of legally available funds, subject to any preferential dividend rights of any preferred stock then outstanding. Upon our dissolution, liquidation or winding up, holders of Common Stock are entitled to share ratably in our net assets legally available after the payment of all our debts and other liabilities, subject to the preferential rights of any preferred stock then outstanding. Holders of Common Stock have no preemptive, subscription, redemption or conversion rights and no sinking fund provisions are applicable to Common Stock. The rights, preferences and privileges of holders of Common Stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that we have designated or may designate and issue in the future.

As of November 12, 2026, 4,208,359 shares of Common Stock were outstanding and held by 133 holders of record.

Preferred Stock

Our board of directors has the authority, without action by the stockholders, to designate and issue up to an aggregate of 30,000,000 shares of preferred stock in one or more series. Our board of directors can designate the rights, preferences and privileges of the shares of each series and any of its qualifications, limitations or restrictions. Our board of directors may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of Common Stock. The issuance of preferred stock, while providing flexibility in connection with possible future financings and acquisitions and other corporate purposes could, under certain circumstances, have the effect of restricting dividends on Common Stock, diluting the voting power of Common Stock, impairing the liquidation rights of Common Stock, or delaying, deferring or preventing a change in control of us, which might harm the market price of our Common Stock. See also “—Anti-Takeover Effects of Delaware Law and Provisions of Our Certificate of Incorporation and Bylaws—Provisions of our Certificate of Incorporation and Bylaws—Undesignated preferred stock” below.

Our board of directors will make any determination to issue such shares of preferred stock based on its judgment as to our best interests and the best interests of our stockholders.

Series A-1 Preferred Stock and Series A-2 Preferred Stock

As of November 12, 2026, our board of directors had authorized the issuance of up to 1,000 shares of Series A-1 Convertible Preferred Stock (the “Series A-1 Preferred Stock”) and 1,000 shares of Series A-2 Convertible Preferred Stock (the “Series A-2 Preferred Stock”), of which 500 shares and 850 shares, respectively, were issued and outstanding. The terms of the Series A-1 Preferred Stock and Series A-2 Preferred Stock are set forth in the Certificate of Designation of Series A-1 Convertible Preferred Stock, filed with the Secretary of State of the State of Delaware on April 11, 2025, and the Certificate of Designation of Series A-2 Convertible Preferred Stock,

filed with the Secretary of State of the State of Delaware on June 24, 2025, respectively (together, the “Series A Certificates of Designation”). Each share of Series A-1 Preferred Stock and Series A-2 Preferred Stock has a liquidation value of $1,000, ranks senior to the Common Stock upon any liquidation, dissolution or winding up, and accrues cumulative dividends at the rate of 10% per annum, payable in additional shares of the applicable series, and participates in any dividends paid on the Common Stock on an as-converted basis. Each share of Series A-1 Preferred Stock and Series A-2 Preferred Stock is convertible, at the option of the holder, into a number of shares of Common Stock equal to its liquidation value plus accrued and unpaid dividends divided by a conversion price of $2.76 (Series A-1) or $4.49 (Series A-2), subject to adjustment, provided that no holder may convert to the extent that, after giving effect to such conversion, the holder and its attribution parties would beneficially own in excess of 4.99% (or such other percentage not in excess of 9.99% as the holder may designate upon 61 days’ notice) of the outstanding Common Stock. Holders of Series A-1 Preferred Stock and Series A-2 Preferred Stock are entitled to vote on an as-converted basis together with the holders of Common Stock as a single class on all matters presented to our stockholders, except as otherwise required by law or the Series A Certificates of Designation. The Series A Certificates of Designation may not be amended, modified or waived without the written consent of the holders of a majority of the outstanding shares of the applicable series.

Share Repurchase and Voting Agreement

Concurrently with the execution of the Acquisition Agreement, we entered into the Repurchase and Voting Agreement with Water Mill Asset Management Corp., Robert W. Postma and Jaime W. Vieser, the holders of all of our outstanding shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock, pursuant to which, among other things, such holders agreed to convert their shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock into Common Stock prior to the record date (to the extent permitted by the applicable beneficial ownership limitations), agreed to vote in favor of the Parent Stockholder Matters (as defined in the Acquisition Agreement), and agreed to sell to us, on the second business day following the Stockholder Approval, all such shares of Common Stock and any remaining shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock for an aggregate cash amount equal to the accreted value of such preferred stock (approximately $1.6 million in the aggregate if the Stockholder Approval is obtained prior to February 2027). The Repurchase and Voting Agreement was approved by a committee of disinterested directors of the Board of Directors. See “Description of the Transactions—Share Repurchase and Voting Agreement.”

Series B Preferred Stock

As of November 12, 2026, our board of directors had authorized the issuance of up to 105,286 shares of Series B Preferred Stock, of which 105,286 shares were issued and outstanding. The terms of the Series B Preferred Stock are as set forth in the Series B Certificate of Designation, attached as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on October 13, 2026. Holders of Series B Preferred Stock are entitled to receive dividends on shares of Series B Preferred Stock equal to, on an as-if-converted-to-common stock basis, and in the same form as dividends actually paid on shares of Common Stock. Except as provided in the Series B Certificate of Designation or as otherwise required by law, the Series B Preferred Stock does not have voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Preferred Stock: (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock, or alter or amend the Series B Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Preferred Stock, regardless of whether any of the foregoing actions will be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (b) issue further shares of Series B Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series B Preferred Stock, (c) at any time while at least 30% of the originally issued Series B Preferred Stock remains issued and outstanding, (i) consummate (x) any Fundamental Transaction (as defined in the Series B Certificate of Designation) or (y) any merger or consolidation of the Company with or into another entity or any stock sale to, or other business combination in which the stockholders of the Company immediately before such transaction do not hold at least a majority of the capital stock of the Company immediately after such transaction, (ii) increase or decrease the size of the board of directors of the Company, (iii) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule unless such adoption, amendment or repeal has been approved by the unanimous vote of the board of directors of the Company, (iv) terminate or replace the Company’s registered independent public accounting firm, independent compensation consultant or corporate counsel, or (v) use any portion of the proceeds of the Financing to fund our legacy business in excess of the amounts contemplated by the Acquisition Agreement, to declare or pay any dividend or other distribution on, or to redeem or repurchase, any shares of our capital stock or to repay any indebtedness owed to any of our directors, officers or affiliates, or take any action that would constitute a material deviation from the operating plan contemplated by the Acquisition Agreement, (d) prior to the Stockholder Approval, amend, waive or modify the Acquisition Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval, or (e) enter into any agreement with respect to any of the foregoing. The Series B Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company.

Following the Stockholder Approval, each share of Series B Preferred Stock may, at the option of the holder, be converted into 1,000 shares of Common Stock, subject to certain limitations, including that a holder of Series B Preferred Stock is prohibited from converting shares of Series B Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (established by the holder between 0% and 19.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

Series C Preferred Stock

As of November 12, 2026, our board of directors had authorized the issuance of up to 276,117 shares of Series C Preferred Stock, of which 276,117 shares were issued and outstanding. The terms of the Series C Preferred Stock are as set forth in the Series C Certificate of Designation, attached as Exhibit 3.2 to our Current Report on Form 8-K filed with the SEC on October 13, 2026. Holders of Series C Preferred Stock are entitled to receive dividends on shares of Series C Preferred Stock equal to, on an as-if-converted-to-common stock basis, and in the same form as dividends actually paid on shares of Common Stock. Except as provided in the Series C Certificate of Designation or as otherwise required by law, the Series C Preferred Stock does not have voting rights. However, as long as any shares of Series C Preferred Stock are outstanding, we will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series C Preferred Stock: (a) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock, or alter or amend the Series C Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Bylaws, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Preferred Stock, regardless of whether any of the foregoing actions will be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (b) issue further shares of Series C Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series C Preferred Stock, (c) prior to the Stockholder Approval, amend, waive or modify the Acquisition Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval or the automatic conversion of the Series C Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing. The Series C Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company.

Effective as of 5:00 p.m. (Eastern time) on the third business day following the Stockholder Approval, each share of Series C Preferred Stock will automatically convert into 1,000 shares of Common Stock, subject to certain limitations, including that a holder of Series C Preferred Stock is prohibited from converting shares of Series C

Preferred Stock into shares of Common Stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (established by the holder between 0% and 19.99%) of the total number of shares of Common Stock issued and outstanding immediately after giving effect to such conversion.

We have no current plan to issue any additional shares of preferred stock.

Registration Rights

Certain of the holders of our Common Stock, Series B Preferred Stock and Series C Preferred Stock are entitled to certain rights with respect to the registration of such securities under the RRA. Pursuant to the RRA, we are required to prepare and file a resale registration statement with the SEC within 30 calendar days following the closing of the Financing covering the resale of the shares of Common Stock issued in the Financing and the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and Series C Preferred Stock, and to use our commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within five business days of the date we are notified by the SEC that the registration statement will not be reviewed (or within 60 calendar days following the initial filing of the registration statement if the SEC reviews the registration statement). Former Velaris stockholders who received shares of Series B Preferred Stock or Series C Preferred Stock in the Asset Acquisition may also join the RRA. We have also agreed, among other things, to indemnify the holders party to the RRA and their respective officers, directors, members, employees, partners, managers, stockholders, affiliates, investment advisors and agents from certain liabilities and to pay all fees and expenses (excluding any legal fees of the selling holders and any underwriting discounts and selling commissions) incident to our obligations under the RRA. See also “Description of the Transactions—Concurrent Financing Transaction.”

Anti-Takeover Effects of Delaware Law and Provisions of Our Certificate of Incorporation and Bylaws

Certain provisions of the DGCL, and of our Certificate of Incorporation could have the effect of delaying, deferring or discouraging another party from acquiring control of us. These provisions, which are summarized below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and, as a consequence, they might also inhibit temporary fluctuations in the market price of our Common Stock that often result from actual or rumored hostile takeover attempts. These provisions are also designed in part to encourage anyone seeking to acquire control of us to first negotiate with our board of directors. These provisions might also have the effect of preventing changes in our board of directors or management. It is possible that these provisions could make it more difficult to accomplish transactions that stockholders might otherwise deem to be in their best interests. However, we believe that the advantages gained by protecting our ability to negotiate with any unsolicited and potentially unfriendly acquirer outweigh the disadvantages of discouraging such proposals, including those priced above the then-current market value of our Common Stock, because, among other reasons, the negotiation of such proposals could improve their terms.

Delaware takeover statute

We are subject to the provisions of Section 203 of the DGCL (“Section 203”). In general, Section 203 prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a three-year period following the time that this stockholder becomes an interested stockholder, unless the business combination is approved in a prescribed manner. Under Section 203, a business combination between a corporation and an interested stockholder is prohibited unless it satisfies one of the following conditions:

•	before the stockholder became interested, our board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•	upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding, shares owned by persons who are directors and also officers, and employee stock plans, in some instances, but not the outstanding voting stock owned by the interested stockholder; or

•

at or after the time the stockholder became interested, the business combination was approved by our board of directors and authorized at an annual or special meeting of the stockholders by the affirmative vote of at least two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

Section 203 defines a business combination to include:

•	any merger or consolidation involving the corporation and the interested stockholder;

•	any sale, transfer, lease, pledge, exchange, mortgage or other disposition involving the interested stockholder of 10% or more of the assets of the corporation;

•	subject to exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•

subject to exceptions, any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by the entity or person.

Provisions of our Certificate of Incorporation and Bylaws

Our Certificate of Incorporation and Bylaws include a number of provisions that may have the effect of delaying, deferring or discouraging another party from acquiring control of us and encouraging persons considering unsolicited tender offers or other unilateral takeover proposals to negotiate with our board of directors rather than pursue non-negotiated takeover attempts. These provisions include the items described below.

•

Board composition and filling vacancies. Our Bylaws provide that the number of directors is fixed from time to time by resolution of our board of directors. Our directors are elected annually to hold office until the next annual meeting of stockholders and until their successors are elected and qualified. Any vacancy on our board of directors, including a vacancy resulting from an increase in the size of our board, may be filled by the affirmative vote of a majority of our directors then in office, even if less than a quorum, or by our stockholders.

•

Meetings of stockholders. Our Bylaws provide that only our board of directors may call special meetings of stockholders and only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders. Our Bylaws limit the business that may be conducted at an annual meeting of stockholders to those matters properly brought before the meeting.

•

Advance notice requirements. Our Bylaws establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These procedures provide that notice of stockholder proposals must be timely given in writing to our corporate secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not less than 90 days or more than 120 days prior to the first anniversary date of the annual meeting for the preceding year. The notice must contain certain information specified in our Bylaws.

•

Amendment to Certificate of Incorporation and Bylaws. As required by the DGCL, any amendment of our Certificate of Incorporation must first be approved by a majority of our board of directors, and if required by law or our Certificate of Incorporation, must thereafter be approved by a majority of the outstanding shares entitled to vote on the amendment, and a majority of the outstanding shares of each class entitled to vote thereon as a class. Our Bylaws may be amended by our board of directors or by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the matter.

•

Undesignated preferred stock. Our Certificate of Incorporation provides for 30,000,000 authorized shares of preferred stock, of which 383,403 shares have been designated as Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series B Preferred Stock and Series C Preferred Stock. The existence of authorized but unissued shares of preferred stock may enable our board of directors to render more difficult or to discourage an attempt to obtain control of us by means of a merger, tender offer, proxy contest or otherwise. For example, if in the due exercise of its fiduciary obligations, our board of directors were to determine that a takeover proposal is not in the best interests of us or our stockholders, our board of directors could cause shares of preferred stock to be issued without stockholder approval in one or more private offerings or other transactions that might dilute the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group. In this regard, our Certificate of Incorporation grants our board of directors broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock. The issuance may also adversely affect the rights and powers, including voting rights, of these holders and may have the effect of delaying, deterring or preventing a change in control of us.

•

Exclusive forum. Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery lacks subject matter jurisdiction, another state court located within the State of Delaware or, if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for: (i) any derivative claim or cause of action brought on our behalf, (ii) any claim or cause of action for breach of a fiduciary duty owed by any of our current or former directors, officers or other employees to us or our stockholders, (iii) any claim or cause of action against us or any of our current or former directors, officers or other employees arising out of or pursuant to any provision of the DGCL or our Certificate of Incorporation or Bylaws, (iv) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of our Certificate of Incorporation or Bylaws, (v) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery, or (vi) any claim or cause of action against us or any of our current or former directors, officers or other employees governed by the internal affairs doctrine. This exclusive forum provision will not apply to any causes of action arising under the Securities Act or the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Our Bylaws further provide that, unless we consent in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act. Although our Bylaws contain the choice of forum provisions described above, it is possible that a court could rule that such provisions are inapplicable for a particular claim or action or that such provisions are unenforceable.

Transfer Agent and Registrar

The transfer agent and registrar for our Common Stock is Equiniti Trust Company, LLC. The transfer agent’s address is 1110 Center Pointe Curve, Suite 101, Mendota Heights, MN 55120, and its telephone number is (929) 502-2760.

Exchange Listing

Our Common Stock is listed on the Nasdaq Capital Market under the symbol “TCRT.”

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of Common Stock as of November 12, 2026 by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to be the beneficial owner of greater than 5.0% of Common Stock.

The column entitled “Common Stock Beneficially Owned” is based on a total of 4,208,359 shares of Common Stock outstanding as of November 12, 2026, the record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to Common Stock. Shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of November 12, 2026 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Shares of Common Stock issuable upon the conversion of the Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock, and upon the declaration of dividends accrued thereon, within 60 days of November 12, 2026 are treated in the same manner, subject to the beneficial ownership limitations applicable to such conversion. Due to the conversion limitations on the Series B Preferred Stock and Series C Preferred Stock, shares of Common Stock issuable upon the conversion of Series B Preferred Stock and Series C Preferred Stock, if approved by our stockholders, have been excluded from beneficial ownership set forth below. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of Common Stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Alaunos Therapeutics, Inc., 501 E. Las Olas Blvd., Suite 300, Fort Lauderdale, FL 33301.

Name and address of beneficial owner	Common Stock Beneficially Owned
	Number	Percentage (%)
5% Stockholders:
Entities associated with Fairmount Funds Management LLC (1)	687,789	16.34%
Robert W. Postma (2)	511,836	9.99%
Named Executive Officers and Directors:
Holger Weis (3)	151,664	3.52%
Peter Harwin (1)	—	*
Michael Jerman (4)	52,116	1.24%
Robert Postma (2)	511,836	9.99%
Jaime Vieser (5)	160,560	3.75%
Ferdinand Groenewald (6)	14,181	*
Dale Curtis Hogue, Jr. (7)	5,193	*
Melinda Lackey	—	*
All current executive officers and directors as a group (6 persons)	899,550	18.95%

*	Represents beneficial ownership of less than one percent.
(1)	Consists of 687,789 shares of Common Stock held directly by Fairmount Healthcare Co-Invest VII, L.P. (“Fairmount Co-Invest VII”) and excludes (i) 105,286,000 shares of Common Stock issuable upon the conversion of 105,286 shares of Series B Preferred Stock held by Fairmount Healthcare Fund II, L.P. (“Fairmount Fund II”), (ii) 52,239,000 shares of Common Stock issuable upon the conversion of 52,239 shares of Series C Preferred Stock held by Fairmount Fund II and (iii) 16,725,000 shares of Common Stock issuable upon the conversion of 16,725 shares of Series C Preferred Stock held by Fairmount Co-Invest VII. The Series B Preferred Stock and Series C Preferred Stock held by Fairmount Fund II and Fairmount Co-Invest VII are subject to a Beneficial Ownership Limitation of 19.99%, which limitation restricts Fairmount Funds Management LLC (“Fairmount Funds Management”) and its affiliates from converting those shares of preferred stock that would result in Fairmount Funds Management and its affiliates owning, after conversion, a number of shares of Common Stock in excess of the applicable ownership limitation. At such time as Fairmount Funds Management and its affiliates beneficially own 9.0% or less of the shares of Common Stock, the Beneficial Ownership Limitation applicable to such shares will automatically reduce to 9.99%. Fairmount Funds Management serves as investment manager for Fairmount Fund II and Fairmount Co-Invest VII. Fairmount Fund II and Fairmount Co-Invest VII have delegated to Fairmount Funds Management the sole power to vote and the sole power to dispose of all securities held in their respective portfolios. Because Fairmount Fund II and Fairmount Co-Invest VII have divested themselves of voting and investment power over the securities they hold and may not revoke that delegation on less than 61 days’ notice, Fairmount Fund II and Fairmount Co-Invest VII disclaim beneficial ownership of the securities they hold. As managers of Fairmount Funds Management, Peter Harwin and Tomas Kiselak may be deemed to have voting and investment power over the shares held by Fairmount Fund II and Fairmount Co-Invest VII. Fairmount Funds Management, Peter Harwin and Tomas Kiselak disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Mr. Harwin is a member of our Board of Directors. The address of the entities and individuals listed is 200 Barr Harbor Drive, Suite 400, West Conshohocken, PA 19428.
(2)

Consists of (i) 80,438 shares of Common Stock held by Mr. Postma, (ii) 62,416 shares of Common Stock held by Water Mill Asset Management Corp., where Mr. Postma serves as the principal, (iii) 24 shares of Common Stock held by the IRA of Mr. Postma’s spouse, (iv) 181,159 shares of Common Stock issuable upon the conversion of the Series A-1 Convertible Preferred Stock and 133,630 shares of Common Stock issuable upon the conversion of the Series A-2 Convertible Preferred Stock, in each case within 60 days of the date of this table and subject to a beneficial ownership limitation of 9.99%, (v) 30,808 shares of Common Stock issuable upon the declaration of dividends on such Series A-1 Convertible Preferred Stock and Series A-2 Convertible Preferred Stock within 60 days of the date of this table and (vi) 19,624 shares of Common Stock issuable upon the exercise of options that will vest within 60 days of the date of this table. The percentage shown reflects the 9.99% beneficial ownership limitation. Mr. Postma and Water Mill Asset Management Corp. are parties to the Repurchase and Voting Agreement described under “Description of the Transactions—Share Repurchase and Voting Agreement.”

(3)	Consists of (i) 49,047 shares of Common Stock held by Mr. Weis and (ii) 102,617 shares of Common Stock issuable upon the exercise of options that will vest within 60 days of the date of this table.
(4)	Consists of (i) 44,749 shares of Common Stock and (ii) 7,367 shares of Common Stock issuable upon the exercise of options that will vest within 60 days of the date of this table.
(5)

Consists of (i) 70,311 shares of common stock held by Mr. Vieser, (ii) 13,503 shares of common stock held in Brushwood LLC, where Mr. Vieser serves as the manager, (iii) 2,100 shares of common stock held in Uniform Transfer to Minors Act accounts by Mr. Vieser’s children, (iv) 55,679 shares of Common Stock issuable upon the conversion of the Series A-2 Convertible Preferred Stock within 60 days of the date of this table, (v) 8,176 shares of Common Stock issuable upon the declaration of dividends on such Series A-2 Convertible Preferred Stock within 60 days of the date of this table and (vi) 10,791 shares of Common Stock issuable upon the exercise of options that will vest within 60 days of the date of this table. Mr. Vieser is a party to the Repurchase and Voting Agreement described under “Description of the Transactions—Share Repurchase and Voting Agreement.”

(6)	Consists of (i) 10,775 shares of Common Stock and (ii) 3,406 shares of Common Stock issuable upon the exercise of options that will vest within 60 days of the date of this table.
(7)	Consists of 5,193 shares of common stock issuable upon the exercise of options exercisable within 60 days of the date of this table.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can review our electronically filed reports, proxy and information statements on the SEC’s website at http://www.sec.gov or on our website at https://www.alaunos.com. Information included on our website is not a part of this proxy statement.

You should rely only on the information contained in this proxy statement or on information to which we have referred you. We have not authorized anyone else to provide you with any information. A representative of our independent registered public accounting firm, Cherry Bekaert LLP, is not expected to be present at the virtual Special Meeting, and will therefore not have an opportunity to make a statement if he or she desires to do so or to respond to appropriate questions from our stockholders.

If you have more questions about this proxy statement or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor at:

Stockholders may call toll free: (877) 750-8310

Banks and Brokers may call collect: (212) 750-5833

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy statement to you upon written or oral request to Alaunos Therapeutics, Inc., 501 E. Las Olas Blvd., Suite 300, Fort Lauderdale, FL 33301, (346) 355-4099, Attention: Corporate Secretary. If you want to receive separate copies of the proxy statement or annual reports to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

Stockholder Proposals and Director Nominations for the 2027 Annual Meeting

Our Bylaws establish an advance notice procedure for stockholders who wish to nominate a person for election to the Board of Directors or present a proposal to be considered at an annual meeting of stockholders, but who do not intend for the nomination or proposal to be included in our proxy statement. To make a nomination or proposal, the stockholder must be of record at the time the notice is made, must be entitled to vote at the annual meeting of stockholders, must be present (in person or by proxy) at the annual meeting of stockholders, and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information. The stockholder must deliver timely written notice by mailing any nomination or proposal to: Corporate Secretary, Alaunos Therapeutics, Inc., 501 E. Las Olas Blvd., Suite 300, Fort Lauderdale, FL 33301.

Because we did not hold an annual meeting of stockholders in 2026, there is no preceding year’s annual meeting from which to measure the advance notice period provided in our Bylaws. Accordingly, to be timely for our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), our corporate secretary must receive the written notice at our principal executive offices:

•	not earlier than the close of business on the 120th day prior to our 2027 Annual Meeting; and

•	not later than the close of business on the 90th day prior to our 2027 Annual Meeting.

In addition, if public announcement of the date of our 2027 Annual Meeting is first made fewer than 100 days before the 2027 Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no later than the close of business on the later of the following two dates:

•	the 90th day prior to our 2027 Annual Meeting; or

•	the 10th day following the day on which public announcement of the date of our 2027 Annual Meeting is first made.

Our Bylaws specify the requirements as to form and content of all stockholders’ notices with respect to nominations of director candidates and proposals for other business. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting. Any stockholder wishing to make a nomination must also include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the proxy statement and to serve as a director if elected, and such information as we might reasonably require to determine the eligibility of the person to serve as a director.

As to proposals for other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action.

In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with the procedures prescribed in Rule 14a-8 under the Exchange Act and in our Bylaws. Because we did not hold an annual meeting of stockholders in 2026, our corporate secretary must receive stockholder proposals intended to be included in our proxy statement and form of proxy relating to our 2027 Annual Meeting made under Rule 14a-8 a reasonable time before we begin to print and send our proxy materials for the 2027 Annual Meeting.

In addition to the requirements set forth above, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit a notice of nomination at an annual meeting of stockholders. Such notice must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

Any proposal of business or nomination should be mailed to: Corporate Secretary, Alaunos Therapeutics, Inc., 501 E. Las Olas Blvd., Suite 300, Fort Lauderdale, FL 33301.

INFORMATION INCORPORATED BY REFERENCE

Certain information has been “incorporated by reference” into this proxy statement, which means that we have disclosed important information to you by referring you to another document filed separately with the SEC. The documents incorporated by reference into this proxy statement contain important information that you should read about us.

The following documents are incorporated by reference into this proxy statement:

(a)	our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 31, 2026, and Amendment No. 1 thereto, filed with the SEC on April 30, 2026;

(b)	our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026, filed with the SEC on May 15, 2026 and August 14, 2026, respectively;

(c)

our Current Reports on Form 8-K (except for information contained therein which is furnished rather than filed) filed with the SEC on January 8, 2026, March 2, 2026, April 15, 2026, May 18, 2026, May 26, 2026, June 29, 2026, September 17, 2026, September 22, 2026, October 9, 2026, October 13, 2026, October 21, 2026 and October 23, 2026; and

(d)

the description of our Common Stock contained in our registration statement on Form 8-A filed with the SEC on September 20, 2006, including any amendment or report filed for the purpose of updating such description.

We are delivering to our stockholders with this proxy statement the aforementioned annual report in accordance with Item 13(b)(2) of Schedule 14A. In addition, all reports and other documents that we subsequently file pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, after the date of this proxy statement and prior to the Special Meeting will be deemed to be incorporated by reference into this proxy statement and to be part of this proxy statement from the date of the filing of such reports and documents. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed will not be deemed to be incorporated by reference in this proxy statement. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

Documents incorporated by reference are also available, without charge. You may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone at the following address:

Alaunos Therapeutics, Inc.

Attention: Corporate Secretary

501 E. Las Olas Blvd., Suite 300

Fort Lauderdale, FL 33301

THE PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE ANY OFFER OR SOLICITATION IN THAT JURISDICTION. THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SPEAKS ONLY AS OF THE DATE INDICATED ON THE COVER OF THIS PROXY STATEMENT UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES.

WE HAVE NOT AUTHORIZED ANYONE TO GIVE YOU ANY INFORMATION OR TO MAKE ANY REPRESENTATION ABOUT THE PROPOSALS OR US THAT IS DIFFERENT FROM OR ADDS TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR IN THE DOCUMENTS WE HAVE PUBLICLY FILED WITH THE SEC. WE ARE NOT RESPONSIBLE FOR, AND CAN PROVIDE NO ASSURANCES AS TO THE RELIABILITY OF, ANY INFORMATION OTHER THAN THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT.

OTHER MATTERS

The Board of Directors does not know of any other matters to be brought before the Special Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Special Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Annex A

CERTIFICATE OF AMENDMENT

OF THE

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALAUNOS THERAPEUTICS, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Alaunos Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law proposing this Amendment of the Third Amended and Restated Certificate of Incorporation and declaring the advisability of this Amendment of the Third Amended and Restated Certificate of Incorporation, and authorizing the appropriate officers of the Corporation to solicit the approval of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED: that the first paragraph of section four of the Third Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is, deleted in its entirety and the following paragraph is inserted in lieu thereof:

“4. Number of Shares. The total number of shares of all classes of stock that the Corporation shall have authority to issue is Four Hundred Thirty Million (430,000,000) shares consisting of: Four Hundred Million (400,000,000) shares of common stock, $0.001 par value per share (“Common Stock”); and Thirty Million (30,000,000) shares of preferred stock, $0.001 par value per share (“Preferred Stock”).”

2. This Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law.

3. This Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation shall be effective at [●] (Eastern Time) as of [●], 2027.

[Remainder of page intentionally blank]

A-1

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation to be signed by its Corporate Secretary this [●] day of [●], 2027.

ALAUNOS THERAPEUTICS, INC.

By:
Name:
Title:

A-2

Annex B

CERTIFICATE OF AMENDMENT

OF THE

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALAUNOS THERAPEUTICS, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Alaunos Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law proposing this Amendment of the Third Amended and Restated Certificate of Incorporation and declaring the advisability of this Amendment of the Third Amended and Restated Certificate of Incorporation, and authorizing the appropriate officers of the Corporation to solicit the approval of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED: the Third Amended and Restated Certificate of Incorporation of the Corporation be and hereby is amended to add the following new Section 4.1 immediately following the existing Section 4 thereof:

“4.1. Reverse Stock Split. Effective as of [●] (Eastern Time) on [●], 2027 (such time, the “Effective Time”), a one-for-[●] reverse stock split of the shares of Common Stock, pursuant to which every [●] shares of the Common Stock issued and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and non-assessable share of Common Stock from and after the Effective Time, without any action on the part of the Corporation or the respective stockholders thereof (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.001 per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split. In lieu of any fractional shares, if upon aggregating all of the shares of Common Stock held by a record holder immediately following the Reverse Stock Split such holder would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, the Corporation shall pay in cash (without interest) to each such holder an amount equal to the product of such resulting fractional interest in one share of Common Stock multiplied by the closing trading price on The Nasdaq Stock Market LLC of a share of Common Stock on the last trading day immediately prior to the date on which the Effective Time occurs (with such price proportionately adjusted to give effect to the Reverse Stock Split).

Each stock certificate or book entry share that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate or book entry share have been combined (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time); provided, however, that each stockholder of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the

Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been combined.”

2. Except as amended hereby, the provisions of the Certificate of Incorporation shall remain in full force and effect.

3. This Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation to be signed by its Corporate Secretary this [●] day of [●], 2027.

ALAUNOS THERAPEUTICS, INC.

By:
Name:
Title:

Annex C

PLAN OF CONVERSION

This Plan of Conversion (this “Plan”) is adopted as of [●], 2027 and sets forth certain terms of the conversion of Alaunos Therapeutics, Inc.1, a Delaware corporation (the “Delaware Corporation”), to a Cayman Islands exempted company (the “Cayman Company”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and Part XII of the Companies Act of the Cayman Islands (as amended, the “Companies Act”).

RECITALS:

A. The Delaware Corporation was incorporated on May 16, 2005.

B. Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and Part XII of the Companies Act, the Delaware Corporation will be converted to a Cayman Company.

C. The Board of Directors of the Delaware Corporation (the “Board”) has unanimously (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its stockholders and recommended the approval of the Conversion by the stockholders of the Delaware Corporation and (ii) approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Cayman Articles, the Cayman Series B Certificate of Designation, the Cayman Series C Certificate of Designation, and the Delaware Certificate of Conversion (as each is defined below).

D. The stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Cayman Articles, the Cayman Series B Certificate of Designation, the Cayman Series C Certificate of Designation, and the Delaware Certificate of Conversion.

E. In connection with the Conversion, on the Effective Date (as defined below), each share of Common Stock, par value $0.001 per share (the “Delaware Common Stock”), Series B Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Delaware Series B Preferred Stock”), and Series C Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Delaware Series C Preferred Stock”), of the Delaware Corporation issued and outstanding (or held in treasury) immediately prior to the Effective Date shall be converted into one Ordinary Share, par value $0.001 per share (the “Cayman Ordinary Shares”), one Series B Non-Voting Convertible Preferred Share, par value $0.001 per share (the “Cayman Series B Preferred Shares”), and one Series C Non-Voting Convertible Preferred Share, par value $0.001 per share (the “Cayman Series C Preferred Shares”), respectively, of the Cayman Company.

F. The mode of carrying out the Conversion into effect shall be as described in this Plan.

[1]

If the change of the name of the Delaware Corporation to “Velaris Therapeutics, Inc.” has been completed prior to the date hereof, references in this Plan to the name of the Delaware Corporation and the Cayman Company will be updated to “Velaris Therapeutics, Inc.”

ARTICLE I

THE CONVERSION

1.1 Conversion. On the Effective Date, the Delaware Corporation will be converted to the Cayman Company by way of continuation of the Delaware Corporation from a corporation organized under the laws of the State of Delaware to an exempted company incorporated under the laws of the Cayman Islands, pursuant to, and in accordance with, Section 266 of the DGCL and Part XII of the Companies Act (the “Conversion”). The Board and the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Cayman Articles, the Cayman Series B Certificate of Designation, the Cayman Series C Certificate of Designation and the Delaware Certificate of Conversion.

1.2 Certificate of Conversion. The Delaware Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file the memorandum and articles of association in the form attached hereto as Exhibit B (the “Cayman Articles”) and any and all documents required to be filed with the Cayman Islands Registrar of Companies in connection with the Conversion and the Delaware Corporation or the Cayman Company, as applicable, shall make all other filings or recordings required by the DGCL or the Companies Act in connection with the Conversion.

1.3 Effective Date. The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the issuance of a certificate of continuation by the Cayman Islands Registrar of Companies (the “Cayman Certificate of Continuation”) or at such later date and/or time as specified in the Delaware Certificate of Conversion and the Cayman Certificate of Continuation (the “Effective Date”).

ARTICLE II

ORGANIZATION

2.1 Cayman Governing Documents. On the Effective Date, the Cayman Articles, including the Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Shares attached hereto as Exhibit C (the “Cayman Series B Certificate of Designation”) and the Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Shares attached hereto as Exhibit D (the “Cayman Series C Certificate of Designation,” and together with the Cayman Articles and the Cayman Series B Certificate of Designation, the “Cayman Governing Documents”), shall govern the Cayman Company until amended and/or restated in accordance with the Cayman Governing Documents and applicable law.

2.2 Directors and Officers. From and after the Effective Date, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Date shall continue in their respective offices as members of the Board and officers of the Cayman Company. From and after the Effective Date, the board of directors of the Cayman Company shall be divided into classes to the extent provided in the Cayman Articles.

ARTICLE III

EFFECT OF THE CONVERSION

3.1 Effect of Conversion. On the Effective Date, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the Companies Act. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware and the Cayman Islands, the Cayman Company will continue as a body corporate for all purposes, as if incorporated and registered as an exempted company under and subject to the Companies Act and all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Cayman Company and shall be the property of the Cayman Company, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Cayman Company, and may be enforced against the Cayman Company to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Cayman Company.

3.2 Conversion of Shares. On the Effective Date, by virtue of the Conversion and without any further action by the Delaware Corporation or the stockholders, (i) each share of Delaware Common Stock issued and outstanding immediately before the Effective Date shall be converted into one Cayman Ordinary Share, and all options, warrants or other entitlement to receive a share of Delaware Common Stock shall automatically be converted into an option, warrant or other entitlement to receive a Cayman Ordinary Share, (ii) each share of Delaware Series B Preferred Stock issued and outstanding immediately before the Effective Date shall be converted into one Cayman Series B Preferred Share, and all options, warrants or other entitlement to receive a share of Delaware Series B Preferred Stock shall automatically be converted into an option, warrant or other entitlement to receive a Cayman Series B Preferred Share, and (iii) each share of Delaware Series C Preferred Stock issued and outstanding immediately before the Effective Date shall be converted into one Cayman Series C Preferred Share, and all options, warrants or other entitlement to receive a share of Delaware Series C Preferred Stock shall automatically be converted into an option, warrant or other entitlement to receive a Cayman Series C Preferred Share.

ARTICLE IV

MISCELLANEOUS

4.1 Abandonment or Amendment. At any time prior to the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State, the Delaware Corporation may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.

4.2 Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3 Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of Section 368(a)(1)(F) of the Code.

4.4 Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, this Plan has been executed on behalf of the Delaware Corporation by its officer thereunto duly authorized, all as of the date set forth above.

ALAUNOS THERAPEUTICS, INC.

By:
Name:
Title:

EXHIBIT A

DELAWARE CERTIFICATE OF CONVERSION

EXHIBIT B

CAYMAN ISLANDS MEMORANDUM AND ARTICLES OF ASSOCIATION

EXHIBIT C

CAYMAN ISLANDS SERIES B CERTIFICATE OF DESIGNATION

EXHIBIT D

CAYMAN ISLANDS SERIES C CERTIFICATE OF DESIGNATION

Annex D

Form of Cayman Islands Memorandum and Articles of Association

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

ALAUNOS THERAPEUTICS, INC.1

(ADOPTED BY SPECIAL RESOLUTION PASSED ON          AND

EFFECTIVE AS OF         )

[1]

If the change of the name of the Company to “Velaris Therapeutics, Inc.” has been completed prior to the registration of the Company in the Cayman Islands by way of continuation, references in this Memorandum and Articles of Association to the name of the Company will be updated to “Velaris Therapeutics, Inc.”

REF: CM/RNA/A10640-206768

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

MEMORANDUM OF ASSOCIATION

OF

ALAUNOS THERAPEUTICS, INC.

1.	The name of the company is Alaunos Therapeutics, Inc. (the “Company”).

2.

The registered office of the Company will be situated at the offices of Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands or at such other location as the Directors may from time to time determine.

3.

The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Act (as amended) of the Cayman Islands (the “Companies Act”).

4.

The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 27(2) of the Companies Act.

5.

The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6.	The liability of the shareholders of the Company is limited to the amount, if any, unpaid on the shares respectively held by them.

7.

The authorised share capital of the Company is US$430,000 divided into 400,000,000 ordinary shares of a nominal or par value of US$0.001 each and 30,000,000 preferred shares of a nominal or par value of US$0.001 each provided always that subject to the Companies Act and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8.

The Company may exercise the power contained in Section 206 of the Companies Act to deregister in the Cayman Islands and be registered by way of continuation in any jurisdiction outside the Cayman Islands.

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

ALAUNOS THERAPEUTICS, INC.

REF: CM/RNA/A10640-206768

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

ALAUNOS THERAPEUTICS, INC.

(ADOPTED BY SPECIAL RESOLUTION PASSED ON          AND EFFECTIVE AS OF         )

TABLE A

The Regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Act shall not apply to Alaunos Therapeutics, Inc. (the “Company”) and the following Articles shall comprise the Articles of Association of the Company.

INTERPRETATION

1.	In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Articles” means these articles of association of the Company, as amended or substituted from time to time.

“Branch Register” means any branch Register of such category or categories of Members as the Company may from time to time determine.

“business day” means any day other than a Saturday, a Sunday or a U.S. Federal Holiday or a day on which banking institutions or trust companies are authorised or obligated by law to close in the United States.

“Certificate of Designation” means a certificate of designation of preferences, rights and limitations with respect to any Class or Series of Preferred Shares, as adopted and filed by or on behalf of the Company, as may be amended from time to time.

“Class” or “Classes” means any class or classes of Shares as may from time to time be issued by the Company.

“Companies Act” means the Companies Act (as amended) of the Cayman Islands.

“Designated Stock Exchange” means any national securities exchange or automated quotation system on which the Company’s securities are listed for trading, including but not limited to The Nasdaq Stock Market LLC, NYSE American LLC, The New York Stock Exchange LLC or any OTC market.

“Directors” means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof.

“electronic meeting” means an annual general meeting or a general meeting held and conducted wholly and exclusively by virtual attendance and participation by Shareholders and/or proxies by means of electronic facilities.

“Electronic Transactions Act” means the Electronic Transactions Act (as amended) of the Cayman Islands.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“hybrid meeting” means an annual general meeting or a general meeting held and conducted by (i) physical attendance by Shareholders and/or proxies and (ii) virtual attendance and participation by Shareholders and/or proxies by means of electronic facilities.

“Memorandum of Association” means the memorandum of association of the Company, as amended or substituted from time to time.

“Office” means the registered office of the Company as required by the Companies Act.

“Officers” means the officers for the time being and from time to time of the Company.

“Ordinary Resolution” means a resolution:

(a)

passed by a simple majority of the votes cast by such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at an annual general meeting or general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(b)

approved in writing by all of the Shareholders entitled to vote at an annual general meeting or general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed.

“Ordinary Shares” means the ordinary shares in the capital of the Company of US$0.001 nominal or par value designated as ordinary shares, and having the rights provided for in these Articles.

“paid up” means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up.

“Person” means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires, other than in respect of a Director or Officer in which circumstances Person shall mean any person or entity permitted to act as such in accordance with the laws of the Cayman Islands.

“Preferred Shares” means the preferred shares in the capital of the Company of US$0.001 nominal or par value designated as preferred shares, including any Series thereof, and having the rights provided for in these Articles and any applicable Certificate of Designation.

“Principal Register”, where the Company has established one or more Branch Registers pursuant to the Companies Act and these Articles, means the Register maintained by the Company pursuant to the Companies Act and these Articles that is not designated by the Directors as a Branch Register.

“Register” means the register of Members of the Company required to be kept pursuant to the Companies Act and includes any Branch Register(s) established by the Company in accordance with the Companies Act.

“Seal” means the common seal of the Company (if adopted) including any facsimile thereof.

“SEC” means the U.S. Securities and Exchange Commission.

“Secretary” means any Person appointed by the Directors to perform any of the duties of the secretary of the Company.

“Securities Act” means the U.S. Securities Act of 1933, as amended, or any similar U.S. federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Series” means a series of a Class of Shares as may from time to time be issued by the Company.

“Share” means a share in the capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share.

“Shareholder” or “Member” means a Person who is registered as the holder of Shares in the Register and includes each subscriber to the Memorandum of Association pending entry in the Register of such subscriber.

“Share Premium Account” means the share premium account established in accordance with these Articles and the Companies Act.

“signed” or “executed” means bearing a signature or representation of a signature affixed by mechanical means or an electronic signature (as defined in the Electronic Transactions Act), and “sign” and “execute” shall be construed accordingly.

“Special Resolution” means a special resolution of the Company passed in accordance with the Companies Act, being a resolution:

(a)

passed by a majority of not less than two-thirds of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at an annual general meeting or general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(b)

approved in writing by all of the Shareholders entitled to vote at an annual general meeting or general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

“Treasury Shares” means Shares that were previously issued but were purchased, redeemed, surrendered or otherwise acquired by the Company and not cancelled.

2.	In these Articles, save where the context requires otherwise:

(a)	words importing the singular number shall include the plural number and vice versa;

(b)	words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

(c)	the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

(d)	reference to a dollar or dollars or USD (or $) and to a cent or cents is reference to dollars and cents of the United States of America;

(e)	reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(f)

reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case;

(g)

reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing or partly one and partly another;

(h)	references to a poll include, without limitation, a poll conducted using electronic facilities;

(i)	references to a vote, votes, voting or votes cast include, without limitation, a vote, votes, voting or votes cast in each case using electronic facilities;

(j)	references to electronic facilities include, without limitation, website addresses, webinars, webcast, video or any form of conference call system (telephone, video, web or otherwise);

(k)	references to meetings, annual general meetings or general meetings include a physical meeting, a hybrid meeting or an electronic meeting; and

(l)

any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act.

3.	Subject to the preceding Articles, any words defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.	The business of the Company may be commenced at any time after incorporation.

5.

The Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6.

The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

7.

The Directors shall keep, or cause to be kept, the Register at such place or (subject to compliance with the Companies Act and these Articles) places as the Directors may from time to time determine. In the absence of any such determination, the Register shall be kept at the Office. The Directors may keep, or cause to be kept, one or more Branch Registers as well as the Principal Register in accordance with the Companies Act, provided always that a duplicate of such Branch Register(s) shall be maintained with the Principal Register in accordance with the Companies Act.

SHAREHOLDERS

PLACE OF SHAREHOLDER MEETINGS

8.

Every annual general meeting or general meeting of Shareholders, may be held at such place (including by means of electronic facilities) and in such form (whether as a physical meeting, a hybrid meeting or an electronic meeting), within or out with the Cayman Islands, as may be designated by resolution of the Directors from time to time, or, if not so designated, at the principal executive offices of the Company.

SHAREHOLDER MEETINGS

9.

For so long as the Company’s Shares are traded on a Designated Stock Exchange, the Company shall in each year hold a general meeting as its annual general meeting for the election of Directors at such date, time, place and in such form (whether as a physical meeting, a hybrid meeting or an electronic meeting) as may be designated by resolution of the Directors in accordance with the rules of the Designated Stock Exchange, unless such Designated Stock Exchange does not require the holding of an annual general meeting. Any other business may be transacted at the annual general meeting.

10.

Unless otherwise prescribed by applicable law, or these Articles, general meetings of Shareholders (other than annual general meetings) may be called at any time by the Directors and may not be called by any other Person or Persons. Business transacted at any such general meeting shall be limited to the purpose stated in the notice.

11.

The Directors may cancel or postpone any duly convened annual general meeting or general meeting for any reason or for no reason at any time prior to the time for holding such meeting or, if the meeting is adjourned, the time for holding such adjourned meeting. The Directors shall make a public announcement of any cancellation or postponement or otherwise give Shareholders notice in writing of any cancellation or postponement, including a public announcement or notice specifying the form of the postponed or adjourned meeting (whether a physical meeting, a hybrid meeting or an electronic meeting). A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

12.

If at any time there are no Directors, any two Shareholders (or if there is only one Shareholder then that Shareholder) entitled to vote at annual general meetings and general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.

CLOSING OF REGISTER OR FIXING RECORD DATE

13.

For the purpose of determining the Shareholders entitled (i) to notice of or to vote at any meeting of Shareholders or any adjournment thereof, (ii) to approve a resolution in writing in accordance with Article 31, (iii) to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of Shares, or (iv) to vote on any other lawful action, the Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date was adopted by the Directors and which record date, unless otherwise required by applicable law, shall not be (x) in the case of clause (i), more than 60 nor less than 10 days before the date of the meeting, (y) in the case of clause (ii), more than 10 days after the date upon which the resolution fixing the record date was adopted by the Directors, or (z) in the case of clause (iii) or (iv), more than 60 days prior to such action.

14.

If no record date is fixed: (a) the record date for determining Shareholders entitled to notice of or to vote at an annual general meeting or general meeting shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (b) the record date for determining Shareholders for any other purpose shall be at the close of business on the day on which the Directors adopt the resolution relating thereto.

15.

When a determination of Shareholders of record entitled to notice of or to vote at any meeting of Shareholders has been made as provided in these Articles, such determination shall apply to any adjournment thereof unless the Directors fix a new record date for the adjourned meeting.

NOTICE OF SHAREHOLDER MEETINGS; WAIVERS OF NOTICE

16.

Whenever under the provisions of applicable law or these Articles, Shareholders are required or permitted to take any action at an annual general meeting or general meeting, notice shall be given stating the place, if any, date and hour of the meeting (and, if the meeting is to be a hybrid meeting or an electronic meeting, the details of the electronic facilities for attendance and participation by electronic means at the meeting), the means of remote communication, if any, by which Shareholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a general meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law or these Articles, notice of any meeting of Shareholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, to each Shareholder entitled to vote at such meeting. Notice to Shareholders of annual general meetings and general meetings shall be given in accordance with the Articles under the heading “Notices” to such Persons as are, under these Articles, entitled to receive such notices from the Company, provided that, with the unanimous consent of all the Shareholders entitled to receive notice of, attend and vote at a particular meeting, that meeting may be convened on shorter notice or without notice and in such manner as those Shareholders may think fit. Subject to Articles 19 and 28, any annual general meeting or general meeting may adjourn from time to time to reconvene at the same or some other place (including by means of electronic facilities). When an annual general meeting or general meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time, place and the form of such meeting (whether a physical meeting, a hybrid meeting or an electronic meeting) thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting specifying the time, date, place and the form of such meeting (whether a physical meeting, a hybrid meeting or an electronic meeting) shall be given to each Shareholder of record entitled to vote at the meeting.

17.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

18.

Whenever the giving of any notice to Shareholders is required by applicable law or these Articles, a waiver thereof, given by the Person entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Shareholder at a meeting (whether such meeting is a physical meeting, a hybrid meeting or an electronic meeting) shall constitute a waiver of notice of such meeting except when the Shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any annual general meeting or general meeting need be specified in any waiver of notice unless so required by applicable law or these Articles.

QUORUM; ADJOURNMENT

19.

Except as otherwise provided by applicable law, any Certificate of Designation or these Articles, at each annual general meeting or general meeting, the presence in person or by proxy of the holders of one-third of all issued and outstanding Shares entitled to vote at the meeting shall constitute a quorum for the transaction of any business at such meeting. In the absence of a quorum, the holders of Shares representing a simple majority of the voting power present at the meeting or the presiding officer or chair of the meeting, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place.

20.

In determining attendance at an annual general meeting or general meeting, it is immaterial whether any two or more Shareholders attending it are in the same place or using the same form (whether a physical meeting, a hybrid meeting or an electronic meeting) as each other.

21.

Two or more Shareholders who are not in the same place as each other (or not attending using the same form as each other, whether through a physical meeting, a hybrid meeting or an electronic meeting) attend an annual general meeting or general meeting if their circumstances are such that if they have (or were to have) rights to speak and vote at that meeting, they are (or would be) able to exercise them.

22.

The chair of the meeting may, in its absolute discretion, arrange for persons entitled to attend an annual general meeting or general meeting to do so by either one or both of the following: (i) physical attendance at the location of the annual general meeting or general meeting as determined by the chair of the meeting in its absolute discretion and (ii) participation by means of electronic facilities as determined by the chair of the meeting, in its absolute discretion. Without prejudice to any other provision of these Articles, any Shareholder or any proxy physically attending in any such way and any Shareholder or any proxy participating in any electronic meeting or a hybrid meeting by means of electronic facilities is deemed to be present at and shall be counted in the quorum of the meeting.

23.	The chair of an annual general meeting or general meeting may attend, preside as chair at, and conduct proceedings of, such meeting by means of electronic facilities.

VOTING; PROXIES; INSPECTORS OF ELECTION

24.

Unless otherwise provided in these Articles or any Certificate of Designation, every Shareholder entitled to vote at any annual general meeting or general meeting shall be entitled to one vote for each Share held by such Shareholder which has voting power upon the matter in question, and may vote in person or by proxy. Except as otherwise provided by these Articles, any Certificate of Designation, the rules and regulations of the Designated Stock Exchange, the Companies Act, other applicable law or any rules or regulations applicable to the Company or its securities, all matters (other than the election of Directors) shall be decided by Ordinary Resolution, and at all annual general meetings or general meetings for the election of Directors a plurality of the votes cast shall be sufficient to elect. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable only if it states that it is irrevocable and is coupled with an interest sufficient in law to support an irrevocable power; any other proxy may be revoked by the Shareholder attending the meeting and voting in person, delivering to the Secretary a revocation of the proxy or delivering a new proxy bearing a later date.

25.

A resolution put to the vote of the meeting shall be decided on a poll in such manner as the chair of the meeting directs and the result of the poll shall be deemed to be the resolution of the meeting. On a poll, votes may be given either personally or by proxy.

26.

The Directors, in advance of any annual general meeting or general meeting, may, and shall if required by applicable law, appoint one or more inspectors, who may be employees of the Company, to act at the meeting and make a written report thereof. The Directors may designate one or more Persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the Person presiding at the meeting may, and shall if required by applicable law, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall sign a written undertaking faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of Shares outstanding and the voting power of each, (b) determine the Shares represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of Shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other Persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Directors, the date and time of the opening and the closing of the polls for each matter upon which the Shareholders will vote at a meeting shall be determined by the Person presiding at the meeting and shall be announced at the meeting. No ballot, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless a court of competent jurisdiction upon application by a Shareholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any annual general meeting or general meeting, the inspectors may consider such information as is permitted by applicable law. No Person who is a candidate for office at an election may serve as an inspector at such election.

CONDUCT OF MEETINGS; ORGANISATION

27.

The Directors may adopt by resolution such rules and regulations for the conduct of annual general meetings and general meetings as they shall deem appropriate. Unless another Officer is designated by the Directors, at each annual general meeting or general meeting, the President, or in the absence of the

President, the chair of the Directors, or if there is no chair of the Directors or if there be one and the chair of the Directors is absent, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Directors (or in the absence of any such designation, the most senior Vice President, based on age, present), shall preside over the meeting.

28.

Except to the extent inconsistent with such rules and regulations as adopted by the Directors, the Person presiding over any annual general meeting or general meeting shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Directors or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to Shareholders of record of the Company, their duly authorised and constituted proxies or such other Persons as the Person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The Person presiding over any annual general meeting or general meeting may determine and declare that any matter or business has not been properly brought before the meeting, in which case such matter or business shall not be transacted or considered. Unless and to the extent determined by the Directors or the Person presiding over the meeting, annual general meetings and general meetings shall not be required to be held in accordance with the rules of parliamentary procedure.

29.

The Secretary, or in his or her absence, one of the assistant secretaries, shall act as Secretary of the meeting. In case none of the Officers above designated to act as the Person presiding over the meeting or as Secretary of the meeting, respectively, shall be present, a Person presiding over the meeting or a Secretary of the meeting, as the case may be, shall be designated by the Directors, and in case the Directors have not so acted, in the case of the designation of a Person to act as Secretary of the meeting, designated by the Person presiding over the meeting.

ORDER OF BUSINESS

30.	The order of business at all annual general meetings and general meetings shall be as determined by the chair of the meeting.

WRITTEN RESOLUTIONS OF SHAREHOLDERS WITHOUT A MEETING

31.

Any action required or permitted to be taken at an annual general meeting or general meeting may be taken without a meeting only by a resolution in writing approved by all of the Shareholders entitled to vote thereon in accordance with limb (b) of the definition of “Ordinary Resolution” or “Special Resolution”, as applicable. Such resolution shall be delivered to the Company at the Office, its principal place of business or to the Secretary.

ADVANCE NOTICE OF SHAREHOLDER BUSINESS AND NOMINATIONS

32.

Nominations of Persons for election to the board of Directors and the proposal of other business to be considered by the Shareholders may be made at an annual general meeting (A) pursuant to the Company’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Directors or any authorised committee thereof or (C) by any Shareholder who (i) was a Shareholder of record at the time of giving the notice provided for in the Articles under this heading and at the time of the annual general meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures and disclosure requirements set forth in the Articles under this heading. Clause (C) of this Article shall be the exclusive means for a

Shareholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Exchange Act and included in the Company’s notice of meeting) before an annual general meeting.

33.

Without qualification or exception, for any nominations or any other business to be properly brought before an annual general meeting by a Shareholder pursuant to clause (C) of the preceding Article, the Shareholder must have given timely notice thereof in writing to the Secretary or the Directors and any such proposed business (other than nominations) must constitute a proper matter for Shareholder action under the laws of the Cayman Islands and these Articles. To be timely, a Shareholder’s notice shall be delivered to the Secretary or the Directors at the principal executive offices of the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual general meeting; provided, however, that in the event that the date of the annual general meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the Shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual general meeting and not later than the close of business on the later of the 90th day prior to such annual general meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall any adjournment or postponement of an annual general meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described above.

34.

To be in proper form, a Shareholder’s notice under this heading must set forth: (i) as to each Person whom the Shareholder proposes to nominate for election as a Director (A) all information relating to such Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (B) such Person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected; (ii) as to any other business that the Shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend these Articles, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such Shareholder and any Shareholder Associated Person, individually or in the aggregate, including any anticipated benefit to the Shareholder or the Shareholder Associated Person therefrom; (iii) as to the Shareholder giving the notice and any Shareholder Associated Person, (A) the name and address of such Shareholder, as they appear on the Register, and of such Shareholder Associated Person, if any, (B) the Class or Series and number of Shares which are, directly or indirectly, owned beneficially and of record by such Shareholder and such Shareholder Associated Person, (C) any option, warrant, convertible security, share appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any Class or Series of Shares or with a value derived in whole or in part from the value of any Class or Series of Shares, whether or not such instrument or right shall be subject to settlement in the underlying Class or Series of Shares or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such Shareholder or Shareholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of Shares, (D) any proxy, contract, arrangement, understanding, or relationship pursuant to which such Shareholder or any Shareholder Associated Person has a right to vote any Shares, (E) any short interest in any security of the Company, (F) any rights to dividends on the Shares owned beneficially by such Shareholder or Shareholder Associated Person that are separated or separable from the underlying Shares, (G) any proportionate interest in Shares or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such Shareholder or Shareholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (H) any performance-related fees (other than an asset-based fee) that such Shareholder or any Shareholder Associated Person is entitled to based on any increase or decrease in the value of Shares or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such Shareholder’s or Shareholder Associated Person’s immediate family sharing the same household; (iv) a representation that the Shareholder is a holder of record of Shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; (v) a representation whether the Shareholder or any Shareholder Associated Person intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s issued Shares required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies or votes from Shareholders in support of such proposal or nomination; and (vi) if the nominee is to be submitted for inclusion on the Company’s proxy card pursuant to Rule 14a-19 under the Exchange Act, a written representation that the Shareholder intends to solicit the holders of Shares representing at least 67% of the voting power of Shares entitled to vote on the election of Directors in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19, and a statement that the Company may rely on such representation.

35.

Notwithstanding the foregoing, no Shareholder shall be entitled to submit any nominee for inclusion on the Company’s proxy card unless such Shareholder has provided the representation required by clause (vi) of the preceding Article. If any Shareholder provides notice pursuant to Rule 14a-19 under the Exchange Act, such Shareholder shall deliver to the Company, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met all applicable requirements of Rule 14a-19 under the Exchange Act. Without limiting the other provisions and requirements of the Articles under this heading, unless otherwise required by law, if any Shareholder provides such notice and either (A) fails to comply with the requirements of Rule 14a-19(a)(3) under the Exchange Act, or (B) fails to timely provide reasonable evidence of such compliance, then such Shareholder’s nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Company’s proxy statement, notice of meeting, or other proxy materials for any meeting of Shareholders (or any supplement thereto) and the Company shall disregard any proxies or votes solicited for such Shareholder’s nominees. The Company may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Director or that could be material to a reasonable Shareholder’s understanding of the independence, or lack thereof, of such nominee. In addition, a Shareholder seeking to nominate a Director or bring other business before an annual general meeting shall promptly provide any additional information reasonably requested by the Company to determine compliance with the Articles under this heading.

36.

Notwithstanding the foregoing provisions in Articles 32-35, if the nominating or proposing Shareholder (or a qualified representative of the Shareholder) does not appear at the annual general meeting to present a nomination or any business, such nomination or business shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Company. To be considered a qualified representative of the proposing Shareholder, a person must be authorized by a written instrument executed by such Shareholder or an electronic transmission delivered by such Shareholder to act for such Shareholder (in accordance with Article 41 hereto) as proxy at the meeting of Shareholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, to the presiding officer or chairman at the meeting of Shareholders.

37.

Only such business shall be conducted at a general meeting (other than an annual general meeting) as shall have been brought before the meeting pursuant to the Company’s notice of meeting. Nominations of Persons for election to the board of Directors may be made at such a general meeting at which Directors are to be elected pursuant to the Company’s notice of meeting (1) by or at the direction of the Directors or any committee thereof or (2) provided that the Directors have determined that Directors shall be elected at such meeting, by any Shareholder who (i) is a Shareholder of record at the time of giving of notice provided for under this heading and at the time of the general meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures and disclosure requirements set forth under these Articles as to such director nominations. In the event the Company calls a general meeting for the purpose of electing one or more Directors, any such Shareholder may nominate a Person or Persons (as the case may be) for election to such position(s) as specified in the Company’s notice of meeting, if the Shareholder’s notice containing the information required under this heading shall be delivered to the Secretary or the Directors at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to such general meeting and not later than the close of business on the later of the 90th day prior to such general meeting or the 10th day following the day on which public announcement is first made of the date of the general meeting and of the nominees proposed by the Directors to be elected at such meeting. In no event shall any adjournment or postponement of a general meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a Shareholder’s notice as described above.

38.

Subject to the rights of the holders of any Series of Preferred Shares to nominate or elect Directors pursuant to any Certificate of Designation, only such Persons who are nominated in accordance with the procedures set forth under these Articles shall be eligible to serve as Directors and only such business shall be conducted at a meeting of Shareholders as shall have been brought before the meeting in accordance with the procedures set forth in these Articles. Except as otherwise provided by law, the chair of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Articles and, if any proposed nomination or business is not in compliance with the provisions under this heading, to declare that such defective proposal or nomination shall be disregarded, including, without limitation, whether any Shareholder has complied with the requirements of Rule 14a-19 under the Exchange Act and the provisions under the Articles under this heading.

39.

For the purposes of the Articles under this heading, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act; and “Shareholder Associated Person” of any Shareholder shall mean (i) any Person acting in concert with such Shareholder with respect to the Company, (ii) any beneficial owner of Shares owned of record or beneficially by such Shareholder (other than a Shareholder that is a depositary) and (iii) any Person controlling, controlled by or under common control with such Shareholder or any Shareholder Associated Person referred to in clause (i) or (ii) above.

40.

If information submitted pursuant to the Articles under this heading by any Shareholder proposing a nominee for election as a Director or any proposal for other business at a meeting of Shareholders shall be inaccurate in any material respect, such inaccuracy may be grounds for the chair of the meeting to disregard such nomination or proposal. Upon request by the Company, any Shareholder proposing a nominee shall update and supplement the information previously provided to the Company as necessary so that such information shall be true and correct as of the record date for the meeting and as of the date that is ten (10) days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary or the Directors at the principal executive offices of the Company not later than five (5) days after the record date for the meeting in the case of the update required to be made as of the record date, and not later than eight (8) days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update required to be made as of ten (10) days prior to the meeting or any adjournment or postponement thereof.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

41.

Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class of Shares or of the Directors or of a committee of Directors, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he or she represents as that corporation could exercise if it were an individual Shareholder or Director.

CLEARING HOUSES

42.

If a clearing house (or its nominee) is a Shareholder of the Company it may authorise (including through an omnibus proxy form) such person or persons as it thinks fit to act as its representative or representatives at any meeting of the Company or at any meeting of the holders of any Class of Shares of the Company. A person so authorised pursuant to this Article shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he or she represents as that clearing house (or its nominee) could exercise if it were an individual Shareholder holding the number and Class of Shares specified in such authorisation.

SHARES

43.

Subject to these Articles, and to the rights of the holders of any Series of Preferred Shares specified by these Articles or any Certificate of Designation and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, all Shares for the time being unissued shall be under the control of the Directors who may:

(a)	issue, allot and dispose of the same to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine; and

(b)	grant options with respect to such Shares and issue warrants or similar instruments with respect thereto;

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued.

44.

Subject to Article 79(b) and the rights and restrictions of holders of any Series of Preferred Shares specified by these Articles or any Certificate of Designation, the Directors, or the Shareholders by Ordinary Resolution, may authorise the division of Shares into any number of Classes and sub-classes and Series and sub-series and the different Classes and sub-classes and Series and sub-series shall be authorised, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes and Series (if any) may be fixed and determined by the Directors or the Shareholders by Ordinary Resolution.

45.

Without limiting the preceding Article, and subject to the rights of the holders of any Series of Preferred Shares then in issue, the Preferred Shares may be divided into, and may be issued from time to time in, one or more Series. The Directors are authorised from time to time to establish and designate any such Series, to fix and determine the variations in the relative rights, preferences, privileges and restrictions as between and among such Series and any other Class or Series of Shares, and to fix or alter the number of Shares comprising any such Series and the designation thereof, in each case by the adoption of a Certificate of Designation. The authority of the Directors with respect to each such Series shall include, but not be limited to, determination of: (a) the designation of the Series; (b) the number of Shares of the Series and (except where otherwise provided in the creation of the Series) any subsequent increase or decrease therein; (c) the dividends, if any, for Shares of the Series and the rates, conditions, times and relative preferences thereof; (d) the redemption rights, if any, and price or prices for Shares of the Series; (e) the terms and amounts of any sinking fund provided for the purchase or redemption of the Series; (f) the relative rights of Shares of the Series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company; (g) whether the Shares of the Series shall be convertible into Shares of any other Class or Series and, if so, the specification of such other Class or Series, the conversion prices or rate or rates, any adjustments thereof, the date or dates as of which such Shares shall be convertible and all other terms and conditions upon which such conversion may be made; (h) the voting rights, if any, of the holders of such Series; and (i) such other designations, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof.

46.

Any conversion of Shares may be effected in any manner available under applicable law, including redeeming or repurchasing the relevant Shares and applying the proceeds thereof towards payment for the new Shares. For the purposes of the repurchase or redemption, the Directors may, subject to the Company being able, immediately following the payment, to pay its debts as they fall due in the ordinary course of business, make payments out of amounts standing to the credit of the Company’s Share Premium Account or out of its capital.

47.

The Company may insofar as may be permitted by law, pay a commission to any Person in consideration of their subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

48.	The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

MODIFICATION OF RIGHTS

49.

Whenever the capital of the Company is divided into different Classes (and as otherwise determined by the Directors) the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class, only be materially adversely varied or abrogated with the consent required under the terms of any Certificate of Designation (if applicable) or, where there is no Certificate of Designation or the Certificate of Designation does not provide for a consent threshold, with either (a) the consent in writing of the holders of a simple majority of the issued Shares of the relevant Class or (b) the sanction of an Ordinary Resolution passed at a separate meeting of the holders of the Shares of such Class. To every such separate meeting all the provisions of these Articles relating to annual general meetings and general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, and references in those provisions to Shareholders and to an Ordinary Resolution shall be construed as references to the holders of the Shares of such Class and to an Ordinary Resolution of such holders. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes. The Directors may vary the rights attaching to any Class without the consent or approval of Shareholders provided that the rights will not, in the determination of the Directors, be materially adversely varied or abrogated by such action.

50.

The rights conferred upon the holders of the Shares of any Class shall not, unless otherwise expressly provided by the terms of issue of the Shares of that Class, be deemed to be materially adversely varied or abrogated by, inter alia, the creation, allotment or issue of Shares ranking pari passu with them, subsequent to them, with preferred rights (including enhanced voting rights) or the redemption or purchase of any Shares of any Class by the Company.

CERTIFICATES

51.

Shares may be certificated or uncertificated (including held in book-entry form through a depositary or transfer agent), as the Directors may determine. If so determined by the Directors, any Person whose name is entered as a member in the Register may receive a certificate in the form determined by the Directors. All certificates shall specify the Share or Shares held by that Person and the amount paid up thereon; provided that in respect of a Share or Shares held jointly by several Persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a Share to one of several joint holders shall be sufficient delivery to all. All certificates for Shares shall be delivered personally or sent through the post addressed to the member entitled thereto at the Shareholder’s registered address as appearing in the Register.

52.	Every share certificate of the Company shall bear legends required under the applicable laws, including the Exchange Act.

53.

If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same Shares may be issued to the relevant Shareholder upon request subject to delivery of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

54.	In the event that Shares are held jointly by several Persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

FRACTIONAL SHARES

55.

The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

CALLS ON SHARES

56.

Subject to the terms of the allotment and issue of any Shares, the Directors may from time to time make calls upon the Shareholders in respect of Shares that are not fully paid, and each Shareholder shall (subject to receiving at least fourteen days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount unpaid on such Shares. The Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article.

57.	The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

58.

If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

59.

The Directors may make arrangements on the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

60.

The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by them, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors.

FORFEITURE OF SHARES

61.

If a Shareholder fails to pay any call or instalment of a call in respect of any Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on them requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

62.

The notice shall name a further day (not earlier than the expiration of fourteen days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

63.

If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

64.

A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

65.

A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by them to the Company in respect of the Shares forfeited, but their liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

66.

A statutory declaration in writing that the declarant is a Director, and that a Share has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

67.

The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall their title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

TRANSFER OF SHARES

68.

Subject to these Articles and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the Exchange Act), a Shareholder may transfer all or any of their Shares.

69.

The instrument of transfer of any Share shall be (i) in any usual or common form; or (ii) such form as is prescribed by the Designated Stock Exchange; or (iii) in any other form the Directors may determine and shall be executed by or on behalf of the transferor (or otherwise as prescribed by the rules and regulations of the Designated Stock Exchange) and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

70.

Subject to the terms of issue thereof and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the Exchange Act), the Directors may determine to decline to register any transfer of Shares without assigning any reason therefor.

71.	The registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine.

72.

All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same.

73.	The Directors may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Directors.

TRANSMISSION OF SHARES

74.

The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased holder of the Share, shall be the only Person recognised by the Company as having any title to the Share.

75.

Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered themself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

76.

A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which they would be entitled if they were the registered Shareholder, except that they shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

ALTERATION OF SHARE CAPITAL

77.

Subject to the rights and restrictions of holders of any series of Preferred Shares specified by these Articles or any Certificate of Designation, the Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.

78.	Subject to the rights and restrictions of holders of any series of Preferred Shares specified by these Articles or any Certificate of Designation, the Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(b)	convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination;

(c)

subdivide its existing Shares, or any of them into Shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d)

cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

79.

The Company may by Special Resolution: (a) reduce its share capital and any capital redemption reserve in any manner authorised by law; or (b) alter its Memorandum of Association with respect to any objects, powers or other matters specified therein, including in relation to any modification, alteration or re-designation of share capital (other than as set out in Articles 44, 77 or 78), subject to any other provision of these Articles as to modification of rights.

REDEMPTION, PURCHASE AND SURRENDER OF SHARES

80.	Subject to the Companies Act and the rules of the Designated Stock Exchange, the Company may:

(a)	issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as the Directors may determine;

(b)	purchase its own Shares (including any redeemable Shares) on such terms and in such manner as the Directors may determine and agree with the Shareholder;

(c)	make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Companies Act, including out of its capital; and

(d)	accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the Directors may determine.

81.

Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

82.	The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

83.

The Directors may when making payments in respect of redemption or purchase of Shares, if authorised by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

TREASURY SHARES

84.

Shares that the Company purchases, redeems or acquires (by way of surrender or otherwise) may, at the option of the Company, be cancelled immediately or held as Treasury Shares in accordance with the Companies Act. In the event that the Directors do not specify that the relevant Shares are to be held as Treasury Shares, such Shares shall be cancelled.

85.

No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be declared or paid in respect of a Treasury Share.

86.	The Company shall be entered in the Register as the holder of the Treasury Shares provided that:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)

a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Companies Act, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a treasury share shall be treated as Treasury Shares.

87.	Treasury Shares may be disposed of by the Company on such terms and conditions as determined by the Directors.

DIRECTORS

GENERAL POWERS

88.

Subject to the Companies Act, these Articles and any Certificate of Designation, the business and affairs of the Company shall be managed by or under the direction of the Directors. The Directors may adopt such rules and regulations, not inconsistent with these Articles or applicable law, as they may deem proper for the conduct of their meetings and the management of the Company.

NUMBER; QUALIFICATION; CLASSIFICATION; TERM OF OFFICE

89.

Subject to the rights of the holders of any Series of Preferred Shares specified by these Articles or any Certificate of Designation, the board of Directors shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Directors. Directors need not be Shareholders. Subject to Article 90, each Director shall hold office, each Director shall hold office until a successor is duly elected and qualified or until the Director’s earlier death, resignation, disqualification or removal.

90.

Subject to the rights of the holders of any Series of Preferred Shares to elect Directors specified by these Articles or any Certificate of Designation, for so long as the Company’s Shares are traded on a Designated Stock Exchange, the Directors (other than those who may be elected by the holders of any Series of Preferred Shares) shall be divided into three classes designated as Class I, Class II and Class III, respectively, which shall be as nearly equal in number as possible. The Directors are authorised to assign Directors already in office to such classes in accordance with a resolution or resolutions adopted by the Directors. At the first annual general meeting following the date of adoption of these Articles, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three years. At the second annual general meeting following the date of adoption of these Articles, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three years. At the third annual general meeting following the date of adoption of these Articles, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three years. At each succeeding annual general meeting, Directors shall be elected for a full term of three years to succeed the Directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article, each Director shall serve until their successor is duly elected and qualified or until their earlier death, resignation, disqualification or removal. Subject to the rights, if any, of the holders of any Series of Preferred Shares to elect Directors, when the number of Directors is increased or decreased, the Directors shall determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided that no decrease in the number of Directors shall shorten the term of any incumbent Director.

NEWLY CREATED DIRECTORSHIPS AND VACANCIES

91.

Unless otherwise provided by applicable law, these Articles or any Certificate of Designation, any newly created directorship resulting from an increase in the authorised number of Directors and any vacancy occurring on the board of Directors for any reason, may be filled by the affirmative vote of a simple majority of the remaining Directors, notwithstanding that they constitute less than a quorum, by a sole remaining Director, and not by the Shareholders. A Director so elected shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until a successor is elected and qualified, or until their earlier death, resignation, disqualification or removal.

RESIGNATION

92.

Any Director may resign at any time by notice given in writing or by electronic transmission to the Company. Such resignation shall take effect at the time therein specified and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.

DISQUALIFICATION OF DIRECTORS

93.	The office of Director shall be vacated, if the Director:

(a)	becomes bankrupt or makes any arrangement or composition with their creditors;

(b)	dies or is found to be or becomes of unsound mind;

(c)	resigns their office in accordance with Article 92;

(d)

subject to the rights and restrictions of holders of any Series of Preferred Shares to remove Directors specified by these Articles or any Certificate of Designation, is removed from office for cause by Special Resolution; or

(e)	is removed from office pursuant to any other provision of these Articles.

for the purposes of this Article and any Certificate of Designation, “cause” for the removal of a Director shall be deemed to exist only if such Director has been found by a court of competent jurisdiction, or by the affirmative vote required for such removal (provided that written advice of external legal counsel has been provided to the Company in support of such finding), to have been guilty of (a) wilful misconduct or fraud in the performance of such Director’s duties to the Company or (b) any fraud or dishonesty or having acted in any manner which brings, or is likely to bring, such Director or the Company into disrepute or is materially adverse to the Company’s interests.

MEETINGS

94.

Meetings of the Directors may be held at such times and at such places (including any electronic facilities) within or out with the Cayman Islands as may be determined from time to time by the Directors.

TELEPHONE MEETINGS

95.

Directors or members of any committee designated by the Directors may participate in a meeting of the Directors or of such committee by means of conference telephone or similar communications equipment (including any electronic facilities) by means of which all Persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Article shall constitute presence in person at such meeting.

ADJOURNED MEETINGS

96.

A majority of the Directors present at any meeting of the Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Directors shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in the Article below relating to notice procedure other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

NOTICE PROCEDURE

97.

Subject to the Articles above relating to meetings and the Article below relating to waiver of notice, whenever, under applicable law or these Articles, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director’s address as it appears on the records of the Company, with postage thereon prepaid, or by means of electronic mail or other electronic transmission.

WAIVER OF NOTICE

98.

Whenever the giving of any notice to Directors is required by applicable law or these Articles, a waiver thereof, given by the Director entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Director at a meeting shall constitute a waiver of notice of such meeting except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the Directors or a committee of Directors need be specified in any waiver of notice unless so required by applicable law or these Articles.

ORGANISATION

99.

At each meeting of the Directors, the chair, or in the absence of the chair, the President, or in the absence of the President, a chair chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Directors. In case the Secretary shall be absent from any meeting of the Directors, an assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all assistant Secretaries, the Person presiding at the meeting may appoint any Person to act as Secretary of the meeting.

QUORUM OF DIRECTORS

100.

The presence in person (which shall include participation in accordance with Article 95 relating to telephone meetings) of a simple majority of the voting power of the Directors then in office shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Directors.

ACTION BY MAJORITY VOTE

101.

Except as otherwise expressly required by applicable law, these Articles or any Certificate of Designation, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Directors.

ACTION WITHOUT MEETING

102.

A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of their appointer), shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or their duly appointed alternate. A resolution may be signed, and consent thereto given, in writing or by electronic transmission.

COMMITTEES OF THE DIRECTORS

103.

The Directors may, by resolution, designate one or more committees, each committee to consist of one or more of the Directors. The Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another Director to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Directors designating such committee, shall have and may exercise all the powers and authority of the Directors in the management of the business and affairs of the Company, and may authorise the Seal to be affixed to all papers that may require it.

104.

Unless otherwise specified in the resolution of the Directors designating a committee, at all meetings of such committee, a majority of the then authorised members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Directors otherwise provide, each committee designated by the Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Directors conduct their business pursuant to the Articles under the heading “Directors”.

INTERESTED DIRECTORS

105.

A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of their interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that they are to be regarded as interested in any contract or other arrangement which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that they may be interested therein and if they do so their vote shall be counted and they may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

106.

A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with their office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by their office from contracting with the Company either with regard to their tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding their interest, may be counted in the quorum present at any meeting of the Directors whereat such Director or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and they may vote on any such appointment or arrangement.

DIRECTOR RECORDS

107.	The Directors shall cause minutes to be made in books provided for the purpose of recording:

(a)	all appointments of Officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

AUTHORITY TO WIND UP THE COMPANY

108.

The Directors shall have the authority to present a winding up petition on behalf of the Company without the sanction of a resolution passed by the Company at an annual general meeting or general meeting.

ALTERNATE DIRECTOR

109.

Any Director may in writing appoint another Person to be their alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be authorised to sign such written resolutions where they have been signed by the appointing Director, and to act in such Director’s place at any meeting of the Directors. Every such alternate shall be entitled to attend and vote at meetings of the Directors as the alternate of the Director appointing them and where they are Director to have a separate vote in addition to their own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by them. Such alternate shall not be an Officer solely as a result of their appointment as an alternate other than in respect of such times as the alternate acts as a Director. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing them and the proportion thereof shall be agreed between them.

OFFICERS

110.

The Directors may from time to time appoint any Person, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company (including, for the avoidance of doubt and without limitation, a president, a Secretary, a treasurer, a chair of the board of Directors, a chief executive officer, a chief financial officer, one or more vice presidents (including one or more executive vice presidents), one or more assistant secretaries and assistant treasurers or any other Officers as may be determined by the Directors), and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by the Directors. No Officer need be a Shareholder or a Director. Any Person may occupy more than one office of the Company at any time.

111.

The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorised signatory (any such person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in them.

THE SEAL

112.

The Directors may adopt and alter a Seal. The Seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be determined from time to time by the Directors.

DIVIDENDS

113.

Subject to any rights and restrictions for the time being attached to any Shares, or as otherwise provided for in the Companies Act, these Articles and any Certificate of Designation, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor. Dividends may be paid in cash, in property, or in shares.

114.

Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares.

115.

Any dividend may be paid in any manner as the Directors may determine. If paid by cheque it will be sent through the post to the registered address of the Shareholder or Person entitled thereto, or in the case of joint holders, to any one of such joint holders at their registered address or to such Person and such address as the Shareholder or Person entitled, or such joint holders as the case may be, may direct. Every such cheque shall be made payable to the order of the Person to whom it is sent or to the order of such other Person as the Shareholder or Person entitled, or such joint holders as the case may be, may direct.

116.

Before payment of any dividend, there may be set aside out of any funds of the Company available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalising dividends, or for repairing or maintaining any property of the Company, or for such other purpose as the Directors shall think conducive to the interests of the Company, and the Directors may modify or abolish any such reserve in the manner in which it was created.

117.	If several Persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

118.	No dividend shall bear interest against the Company.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

119.	The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

120.	The books of account shall be kept at the Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

121.

The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorised by the Directors or by Ordinary Resolution.

122.

The accounts relating to the Company’s affairs shall only be audited if the Directors so determine, in which case the financial year end and the accounting principles will be determined by the Directors. The financial year of the Company shall end on 31 December of each year or such other date as the Directors may determine.

123.

Without prejudice to the freedom of the Directors to establish any other committee, if the Shares are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the Directors shall establish and maintain an audit committee (the “Audit Committee”) as a committee of the board of Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange.

124.

The Directors in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Act and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

CAPITALISATION OF RESERVES

125.	Subject to the Companies Act and these Articles, the Directors may:

(a)

resolve to capitalise an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)

appropriate the sum resolved to be capitalised to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)	paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

(ii)	paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;

(c)

make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d)	authorise a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:

(i)	the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation, or

(ii)

the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and

(e)	generally do all acts and things required to give effect to any of the actions contemplated by this Article.

SHARE PREMIUM ACCOUNT

126.

The Directors shall in accordance with the Companies Act establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

127.

There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the determination of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Act, out of capital.

NOTICES

128.

Any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by sending it by post or courier service in a prepaid letter addressed to such Shareholder at their address as appearing in the Register, or by electronic mail, or by facsimile should the Directors deem it appropriate. Notice may also be served by electronic communication in accordance with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or by placing it on the Company’s website. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

129.	Any notice or other document, if served by:

(a)	post, shall be deemed to have been served five clear days after the time when the letter containing the same is posted;

(b)

facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c)	courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service;

(d)

electronic mail or other electronic communication (such as transmission to any number, address or internet website (including the website of the SEC) or other electronic delivery methods as otherwise decided and approved by the Directors), shall be deemed to have been served immediately upon the time of the transmission by electronic mail or approved electronic communication, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; or

(e)	placing it on the Company’s website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s website.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

130.

Any notice or document delivered or sent in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of their death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless their name shall at the time of the service of the notice or document, have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under them) in the Share.

131.	Notice of every annual general meeting and general meeting of the Company shall be given to:

(a)	all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

(b)	every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for their death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of annual general meetings or general meetings.

INDEMNITY

132.

To the fullest extent permitted by law, every Director (including, for the purposes of this Article, any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant secretary, or other Officer (but not including the Company’s auditors) and the personal representatives of the same

(each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Company against all actions or proceedings whether threatened, pending or completed, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own actual fraud, wilful default or wilful neglect as determined by a court of competent jurisdiction, (i) in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment), (ii) in the execution or discharge of their duties, powers, authorities or discretions, or (iii) in respect of any actions or activities undertaken by an Indemnified Person provided for and in accordance with the provisions set out above (inclusive) including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending or otherwise being involved in (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere. Each Shareholder agrees to waive any claim or right of action they might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such Director or Officer to take any action in the performance of their duties with or for the Company; provided that such waiver shall not extend to any matter in respect of any actual fraud, wilful default or wilful neglect which may attach to such Director or Officer.

133.	No Indemnified Person shall be liable:

(a)	for the acts, receipts, neglects, defaults or omissions of any other Director or Officer or agent of the Company; or

(b)	for any loss on account of defect of title to any property of the Company; or

(c)	on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d)	for any loss incurred through any bank, broker or other similar Person; or

(e)	for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)

for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto;

unless the same shall happen through such Indemnified Person’s own actual fraud, wilful default or wilful neglect as determined by a court of competent jurisdiction.

134.

The Company will pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under these Articles or otherwise.

135.

The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer against any liability which, by virtue of any rule of law, would otherwise attach to such Person in respect of any negligence, default, breach of duty or breach of trust of which such Person may be guilty in relation to the Company.

136.

The rights to indemnification and advancement of expenses conferred on any Indemnified Person as set out above will not be exclusive of any other rights that any Indemnified Person may have or hereafter acquire pursuant to an agreement with the Company or otherwise.

WINDING UP

137.

Subject to the rights, if any, of the holders of any Series of Preferred Shares and any Certificate of Designation, if the Company shall be wound up the liquidator shall apply the assets of the Company in such manner and order as they think fit in satisfaction of creditors’ claims.

138.

If the Company shall be wound up, the liquidator may, with the sanction of an Ordinary Resolution divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as they deem fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different Classes including, by reference to the rights and restrictions attached to such Shares under these Articles or any Certificate of Designation. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Shareholders as the liquidator, with the like sanction shall think fit, but so that no Shareholder shall be compelled to accept any assets whereon there is any liability.

AMENDMENT OF ARTICLES OF ASSOCIATION

139.

Subject to the Companies Act and the rights attaching to the various Classes, including pursuant to any Certificate of Designation, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

REGISTRATION BY WAY OF CONTINUATION

140.

The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

MERGERS AND CONSOLIDATION

141.	The Company may merge or consolidate in accordance with the Companies Act.

142.	To the extent required by the Companies Act, the Company may by Special Resolution resolve to merge or consolidate the Company.

EXCLUSIVE JURISDICTION AND FORUM SELECTION

143.

Unless the Company consents in writing to the selection of an alternative forum, the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum of Association, these Articles or otherwise related in any way to each Shareholder’s shareholding in the Company, including but not limited to:

(a)	any derivative action or proceeding brought on behalf of the Company;

(b)	any action asserting a claim of breach of any fiduciary or other duty owed by any current or former Director, Officer or other employee of the Company to the Company or the Shareholders;

(c)	any action asserting a claim arising pursuant to any provision of the Companies Act, the Memorandum of Association or these Articles; or

(d)	any action asserting a claim against the Company concerning its internal affairs.

144.	Subject to Article 146, each Shareholder irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes.

145.

Without prejudice to any other rights or remedies that the Company may have, each Shareholder acknowledges that damages alone would not be an adequate remedy for any breach of the exclusive jurisdiction and forum provisions set out in the Articles under this heading and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of those provisions.

146.

Articles 143, 144 and 145 shall not apply to any action or suit brought to enforce any liability or duty created by the Securities Act or the Exchange Act, or any claim for which the federal district courts of the United States of America are, as a matter of the laws of the United States of America, the sole and exclusive forum for determination of such a claim.

Annex E

Resolutions of the Board of Directors for the Cayman Redomestication

Redomestication of the Company to the Cayman Islands by Conversion and by way of Continuation

WHEREAS, as part of their ongoing oversight, direction and management of the business of Alaunos Therapeutics, Inc., a Delaware corporation (the “Company”), the board of directors of the Company (the “Board”) and management have thoroughly discussed the issue of the Company’s jurisdiction of incorporation;

WHEREAS, after considering other jurisdictions of incorporation, the Board decided to focus on Delaware and the Cayman Islands and evaluate the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion and by way of continuation of the Company from a corporation organized under the laws of the State of Delaware to an exempted company incorporated under the laws of the Cayman Islands, pursuant to and in accordance with Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), Part XII of the Companies Act, as amended, of the Cayman Islands (the “Companies Act”), and the proposed Plan of Conversion (the “Plan of Conversion”), substantially in the form attached hereto as Exhibit A (such conversion and continuation, the “Cayman Redomestication”);

WHEREAS, the Board evaluated a number of factors in reaching a decision regarding the Company’s jurisdiction of incorporation, including possible negative impacts from a potential redomestication, meaningful differences in corporate law between Delaware and the Cayman Islands and implications to the Company’s stockholders for economic, governance and litigation rights, as well as the other factors and considerations reflected in the draft management proposal (the “Cayman Redomestication Proposal”), substantially in the form attached hereto as Exhibit B and as included in the proxy statement for the special meeting of the Company’s stockholders (including any adjournments or postponements thereof, the “Special Meeting”);

WHEREAS, through the adoption of the Plan of Conversion, upon the Cayman Redomestication, the Company will cease to be governed by the laws of the State of Delaware and its existing amended and restated certificate of incorporation, as amended by certificates of amendment and certificates of designation, and amended and restated bylaws and will become an exempted company governed by the laws of the Cayman Islands (the “Converted Company”) as well as by the proposed Cayman Islands memorandum and articles of association, substantially in the forms attached hereto and incorporated herein by reference as Exhibit C (the “Cayman Articles”), and the proposed Cayman Islands certificates of designation of Series B Non-Voting Convertible Preferred Shares and Series C Non-Voting Convertible Preferred Shares, substantially in the forms attached hereto and incorporated herein by reference as Exhibit D-1 and Exhibit D-2, respectively (collectively, the “Cayman Certificates of Designation” and, together with the Cayman Articles, the “Cayman Governing Documents”);

WHEREAS, upon receipt of stockholder approval of the Cayman Redomestication Proposal and the Cayman Redomestication (including the Plan of Conversion, the Redomestication Documents (as hereinafter defined) and Cayman Governing Documents) and these resolutions approving the Cayman Redomestication at the Special Meeting, the Cayman Redomestication will become effective on the date (the “Effective Date”) (i) of the registration of the Converted Company by the Cayman Islands Registrar of Companies (the “Certificate of Continuation”) and (ii) specified in a certificate of conversion meeting the requirements of Section 266 of the DGCL (the “Certificate of Conversion”) to be properly executed and filed in accordance with such section;

WHEREAS, on the Effective Date, (i) each share of common stock, par value $0.001 per share (“Common Stock”), of the Company issued and outstanding or held in treasury immediately prior to the Effective Date will be automatically converted into one outstanding ordinary share of the Converted Company with a nominal or par value of $0.001 per ordinary share; (ii) each share of any series of the preferred stock, par value $0.001 per share, of the Company issued and outstanding immediately prior to the Effective Date will be automatically converted into one outstanding share, with a nominal or par value of $0.001 per preferred share, of the corresponding series of preferred shares of the Converted Company; and (iii) each option or right to acquire shares of Common Stock of the Company issued and outstanding will continue in existence in the form of and will automatically become an option or right to acquire an equal number of ordinary shares, each with a nominal or par value of $0.001 per ordinary share, of the Converted Company under the same terms and conditions; and

WHEREAS, the Board has determined that it is in the best interests of the Company and its stockholders for the Company to redomesticate to the Cayman Islands by conversion and by way of continuation.

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby unanimously determines that the Cayman Redomestication, the Plan of Conversion, the Redomestication Documents and the Cayman Governing Documents are in the best interests of the Company and its stockholders and approves and adopts the Cayman Redomestication, the Plan of Conversion, the Redomestication Documents and the Cayman Governing Documents;

RESOLVED FURTHER, that the Plan of Conversion (including each attachment thereto) is incorporated herein by reference and that the form, terms, provisions and conditions of the Plan of Conversion be, and the same hereby are, in all respects approved and adopted;

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, from and after the Effective Date, the board of directors of the Converted Company shall consist of the same directors as the Board immediately prior to the Effective Date, divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal;

RESOLVED FURTHER, that the initial term of office of the Class I directors shall expire at the Converted Company’s first annual meeting of shareholders, the initial term of office of the Class II directors shall expire at the Converted Company’s second annual meeting of shareholders, the initial term of office of the Class III directors shall expire at the Converted Company’s third annual meeting of shareholders, and at each annual meeting of shareholders following the Effective Date, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of shareholders after their election;

RESOLVED FURTHER, that, in accordance with the Plan of Conversion, from and after the Effective Date, the Chair of the Board as of the Effective Date shall continue to serve as the Chair of the board of directors of the Converted Company until a successor has been duly elected or appointed and qualified or until his earlier death, resignation or removal;

RESOLVED FURTHER, that effective as of the Effective Date, each committee of the Board as of immediately prior to the Effective Date shall be, from and after the Effective Date, constituted as a committee of the board of directors of the Converted Company on the same terms and with the same powers and authority of the Board as of immediately prior to the Effective Date, and the members of each committee of the Board as of immediately prior to the Effective Date shall be, from and after the Effective Date, the members of each such committee of the board of directors of the Converted Company, to serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal;

RESOLVED FURTHER, that the Board hereby directs that the Cayman Redomestication (including the Plan of Conversion and Cayman Governing Documents) and these resolutions approving the Cayman Redomestication be submitted for approval and adoption, respectively, by the stockholders of the Company at the Special Meeting;

RESOLVED FURTHER, that the Board hereby unanimously recommends a vote “FOR” the Cayman Redomestication Proposal, including, without limitation, the Cayman Redomestication (including the Plan of

Conversion and the Cayman Governing Documents), and that the Company’s stockholders approve the Cayman Redomestication (including the Plan of Conversion and the Cayman Governing Documents) and adopt these resolutions at the Special Meeting;

RESOLVED FURTHER, that upon receipt of stockholder approval of the Cayman Redomestication Proposal at the Special Meeting, including, without limitation, the approval of the Cayman Redomestication (including the Plan of Conversion and the Cayman Governing Documents) and the adoption of these resolutions, each of the duly authorized officers of the Company (together, the “Authorized Officers” and each, an “Authorized Officer”) be, and each of them hereby is, authorized, empowered and directed, in the name and on behalf of the Company and without further action from the Board, to prepare, execute, file and deliver all agreements, documents, notices, certificates, consents, approvals or other instruments and take all such actions that such Authorized Officer deems necessary, desirable or appropriate in order to perform the Company’s obligations under the Plan of Conversion and Redomestication Documents and to consummate the Cayman Redomestication, including, without limitation, (a) the execution and filing of any and all documents relating to and in connection with the Cayman Redomestication required under the DGCL and the Companies Act, including, without limitation, any affidavit, undertaking, declaration, notice or otherwise (the “Redomestication Documents”), (b) the execution and filing of the Plan of Conversion and the Cayman Articles; (c) the filing of the annual franchise tax reports required by the Secretary of State of the State of Delaware and the payment of the applicable franchise taxes; (d) the payment of any fees that may be necessary in connection with the Cayman Redomestication; (e) the submission of all required notifications to the Nasdaq Stock Market LLC or any other applicable stock exchange; and (f) the filing of Current Reports on Form 8-K and any other regulatory filings that may be necessary, desirable or appropriate in connection with the Cayman Redomestication;

RESOLVED FURTHER, that, notwithstanding approval by the stockholders of the Company at the Special Meeting of the Cayman Redomestication (including the Plan of Conversion and the Cayman Governing Documents) and the adoption of these resolutions, the Board may, at any time prior to the Effective Date, abandon the Cayman Redomestication and the Plan of Conversion without further action by the stockholders of the Company;

RESOLVED FURTHER, that pursuant to the Plan of Conversion, at the Effective Date, any outstanding stock certificates that immediately prior to the Effective Date represented issued and outstanding shares of Common Stock of the Company shall be deemed, subject to the below, for all purposes to evidence ownership of and to represent the respective ordinary shares of the Converted Company into which the shares represented by such certificates are converted pursuant to the Plan of Conversion, and that, at the Effective Date, the transfer agent be and is hereby authorized to make any updates to the register of members of the Company that may be required in connection with the Cayman Redomestication; and

RESOLVED FURTHER, that notwithstanding the foregoing resolutions, any ordinary shares of the Converted Company may be issued as uncertificated shares, whether upon original issuance, re-issuance or subsequent transfer.

EXHIBIT A

PLAN OF CONVERSION

EXHIBIT B

CAYMAN REDOMESTICATION PROPOSAL

EXHIBIT C

CAYMAN ISLANDS MEMORANDUM AND ARTICLES OF ASSOCIATION

EXHIBIT D-1

CAYMAN ISLANDS CERTIFICATE OF DESIGNATION

OF

SERIES B NON-VOTING CONVERTIBLE PREFERRED SHARES

EXHIBIT D-2

CAYMAN ISLANDS CERTIFICATE OF DESIGNATION

OF

SERIES C NON-VOTING CONVERTIBLE PREFERRED SHARES

Annex F-1

ALAUNOS THERAPEUTICS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES B NON-VOTING CONVERTIBLE PREFERRED SHARES

Pursuant to the memorandum and articles of association of the Company, adopted by special resolution passed on [●]      and effective as of [●]      (as amended from time to time, the “Articles”). Capitalised terms not otherwise defined herein shall have the meanings assigned thereto in the Articles.

Alaunos Therapeutics, Inc.1 (the “Company”), an exempted company incorporated in the Cayman Islands with limited liability, DOES HEREBY CERTIFY:

That, pursuant to the authority conferred by the Articles, at a duly convened meeting of the board of directors of the Company (the “Board of Directors”) on [●]     , the Board of Directors adopted the following resolutions, which resolutions provide, with effect from and conditional upon the registration of the Company by way of continuation as an exempted company incorporated with limited liability under the laws of the Cayman Islands, for the creation of a series of the Company’s Preferred Shares, with a par value US$0.001 per share, which is designated as “Series B Non-Voting Convertible Preferred Shares,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Company.

WHEREAS: the Articles provide for a class of its shares known as Preferred Shares, consisting of 30,000,000 shares, with a par value of US$0.001 per share (the “Preferred Shares”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Articles, (i) a new series of Preferred Shares of the Company be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance and allotment of 105,286 “Series B Non-Voting Convertible Preferred Shares” pursuant to the terms of the Agreement and Plan of Merger, dated 13 October 2026, by and among the Company, Valkyrie Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Valkyrie Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and Velaris Therapeutics, Inc., a Delaware corporation (the “Merger Agreement”), and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such Preferred Shares, in addition to any provisions set forth in the Articles that are applicable to the Preferred Shares of all classes and series, as follows:

TERMS OF SERIES B NON-VOTING CONVERTIBLE PREFERRED SHARES

1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act of 1933, as amended.

[1]

If the change of the name of the Company to “Velaris Therapeutics, Inc.” has been completed prior to the registration of the Company in the Cayman Islands by way of continuation, references in this Certificate of Designation to the name of the Company will be updated to “Velaris Therapeutics, Inc.”

F-1-1

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6.5.4.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Company.

“Commission” means the United States Securities and Exchange Commission.

“Conversion Shares” means, collectively, the Ordinary Shares issuable upon conversion of the Series B Non-Voting Preferred Shares in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of Series B Non-Voting Preferred Shares.

“Operating Plan” means the “Operating Plan” as defined in the Merger Agreement, as the same may be amended or supplemented from time to time in accordance with the terms of the Merger Agreement, a copy of which is on file at the principal executive offices of the Company and will be furnished by the Company to any Holder upon request.

“Ordinary Shares” means the Company’s ordinary shares, with a par value US$0.001 per share, and shares of any other class of securities into which such securities may hereafter be reclassified or changed.

“Parent Legacy Business” has the meaning set forth in the Merger Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

2. Designation, Amount and Par Value. The series of Preferred Shares shall be designated as the Company’s Series B Non-Voting Convertible Preferred Shares (the “Series B Non-Voting Preferred Shares”) and the number of shares so designated shall be 105,286. Each Series B Non-Voting Preferred Share shall have a par value of US$0.001 per share.

F-1-2

3. Dividends. Holders shall be entitled to receive, and the Company shall pay, dividends on the Series B Non-Voting Preferred Shares (on an as-if-converted-to-Ordinary Shares basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on the Ordinary Shares payable in the form of Ordinary Shares) actually paid on the Ordinary Shares when, as and if such dividends (other than dividends payable in the form of Ordinary Shares) are paid on the Ordinary Shares. Other than as set forth in the previous sentence, no other dividends shall be paid on Series B Non-Voting Preferred Shares, and the Company shall pay no dividends (other than dividends payable in the form of Ordinary Shares) on the Ordinary Shares unless it simultaneously complies with the previous sentence.

4. Voting Rights.

4.1 Except as otherwise provided herein or as otherwise required by the Companies Act (as amended) of the Cayman Islands, the Series B Non-Voting Preferred Shares shall have no voting rights. However, as long as any Series B Non-Voting Preferred Shares are issued and outstanding, the Company shall not, without the affirmative vote of the holders of a simple majority of the then issued and outstanding Series B Non-Voting Preferred Shares: (i) alter or change adversely the powers, preferences or rights given to the Series B Non-Voting Preferred Shares or alter or amend this Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Shares (the “Certificate of Designation”), amend or repeal any provision of, or add any provision to, the Articles, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Shares, in each case, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Non-Voting Preferred Shares, regardless of whether any of the foregoing actions shall be by means of amendment to the Articles or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further Series B Non-Voting Preferred Shares or increase or decrease (other than by conversion) the number of authorized Series B Non-Voting Preferred Shares, (iii) at any time while at least 30% of the originally issued Series B Non-Voting Preferred Shares remains issued and outstanding, (A) consummate (I) any Fundamental Transaction (as defined below) or (II) any merger or consolidation of the Company with or into another entity or any share sale to, or other business combination in which the shareholders of the Company immediately before such transaction do not hold at least a simple majority of the issued and outstanding share capital of the Company immediately after such transaction, (B) increase or decrease the size of the Board of Directors of the Company, (C) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule (including with respect to the approval of any budget) unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors of the Company, (D) terminate or replace the Company’s registered independent public accounting firm, independent compensation consultant or corporate counsel, or (E)(1) use, or permit any of its subsidiaries to use, any portion of the proceeds received in connection with the financing described in the Merger Agreement to fund the Parent Legacy Business in excess of the amounts contemplated by the Merger Agreement, (2) use, or permit any of its Subsidiaries to use, any portion of such proceeds to declare or pay any dividend or other distribution on, or to redeem or repurchase, any shares in the capital of the Company, or to repay any indebtedness owed to any director, officer or Affiliate of the Company, or (3) take, or permit any of its Subsidiaries to take, any action that would constitute a material deviation from the Operating Plan, [(iv) prior to the Shareholder Approval (as defined below), amend, waive or modify the Merger Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the Shareholder Approval,] or (v) enter into any agreement with respect to any of the foregoing. Holders of Ordinary Shares acquired upon the conversion of Series B Non-Voting Preferred Shares shall be entitled to the same voting rights as each other holder of Ordinary Shares[, except that such holders may not vote such shares upon the proposal for Shareholder Approval in accordance with Rule 5635 of the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”)].

4.2 Any vote required or permitted under Section 4.1 or Section 4.3 may be taken at a meeting of the Holders or through the execution of an action by written consent or resolution in lieu of such meeting, provided that the consent is executed by Holders representing a simple majority of the then issued and outstanding Series B Non-Voting Preferred Shares.

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4.3 Election of Directors.

4.3.1 From and after the Conversion Approval (as defined below), for so long as at least 30% of the originally issued Series B Non-Voting Preferred Shares remains issued and outstanding, (i) the holders of record of the Series B Non-Voting Preferred Shares, exclusively and voting together as a separate class on an as-converted to Ordinary Shares basis, shall be entitled to elect two directors of the Company (the “Preferred Directors”); and (ii) the holders of record of the Ordinary Shares and of any other class or series of voting shares (other than the Series B Non-Voting Preferred Shares), exclusively and voting together as a single class on an as-converted to Ordinary Shares basis, shall be entitled to elect the balance of the total number of directors of the Company (the “At-Large Directors”); provided, however, that, effective as of the Conversion Approval and without any further action by the holders of Series B Non-Voting Preferred Shares, the Company Designee and the Series B Designee (each as defined in the Merger Agreement) then serving as directors of the Company (including any such individual whose appointment to the Board of Directors becomes effective at the time of the Conversion Approval) shall be deemed to have been elected by the holders of Series B Non-Voting Preferred Shares pursuant to this Section 4.3.1 as the initial Preferred Directors. As used herein, “Conversion Approval” means the approval of the Preferred Stock Conversion Proposal (as defined in the Merger Agreement) by the requisite vote of the Company’s shareholders[, whether or not the Authorized Share Increase has then been approved].

4.3.2 Any Preferred Director elected or deemed elected as provided in Section 4.3.1 may be removed without cause by, and only by, the affirmative vote of the holders of a simple majority of the Series B Non-Voting Preferred Shares, given either at a general meeting of such shareholders duly called for that purpose or pursuant to a written consent or resolution of shareholders.

4.3.3 If the holders of the Series B Non-Voting Preferred Shares fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors pursuant to Section 4.3.1 (and to the extent any of such directorships is not otherwise filled by a director deemed elected in accordance with the proviso in Section 4.3.1), then any directorship not so filled shall remain vacant until such time as the holders of the Series B Non-Voting Preferred Shares fill such directorship in accordance with Section 4.3.1. Any vacancy in the directorship of a Preferred Director, whether resulting from death, resignation, removal or otherwise, may be filled only by the affirmative vote or written consent or resolution of the holders of a simple majority of the then issued and outstanding Series B Non-Voting Preferred Shares or by a majority of the Preferred Directors then in office, even if less than a quorum, or by a sole remaining Preferred Director.

4.3.4 At any meeting held for the purpose of electing a Preferred Director, the presence in person or by proxy of the holders of a majority of the issued and outstanding Series B Non-Voting Preferred Shares shall constitute a quorum for the purpose of electing such Preferred Director.

4.3.5 Upon the termination of the right of the holders of Series B Non-Voting Preferred Shares to elect Preferred Directors pursuant to Section 4.3.1, each Preferred Director then in office shall continue to serve as a director of the Company until the next annual general meeting of shareholders of the Company at which directors are elected and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.

4.3.6 Each Preferred Director shall be entitled to three votes on each matter presented to the Board of Directors or any committee thereof.

5. Rank; Liquidation.

5.1 The Series B Non-Voting Preferred Shares shall rank pari passu with the Ordinary Shares and the Company’s Series C Non-Voting Convertible Preferred Shares as to distributions of assets upon liquidation, winding up or subsequent dissolution of the Company, whether voluntarily or involuntarily.

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5.2 Upon any liquidation, winding up, or subsequent dissolution of the Company, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets or distributable reserves of the Company legally available for distribution to members after payment of, or provision for, the liabilities of the Company and the expenses of the winding up, the same amount that a holder of Ordinary Shares would receive if the Series B Non-Voting Preferred Shares were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Ordinary Shares which amounts shall be paid pari passu with all holders of Ordinary Shares, plus an additional amount equal to any dividends declared on but unpaid to such shares. If, upon any such Liquidation, the assets of the Company shall be insufficient to pay the Holders of the Series B Non-Voting Preferred Shares the amount required under the preceding sentence, then all remaining assets of the Company shall be distributed ratably to the Holders and the holders of Ordinary Shares in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Company expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

6. Conversion.

6.1 Reserved.

6.2 Conversion at Option of Holder. Subject to Section 6.4 and Section 6.5.3, each Series B Non-Voting Preferred Share then issued and outstanding shall be convertible, at any time [and from time to time following the earlier of (i) 5:00 p.m. Eastern time on the third Business Day after the date that the Company’s shareholders approve the conversion of the Series B Non-Voting Preferred Shares into Ordinary Shares in accordance with Nasdaq listing rules and an amendment to the Articles increasing the authorized share capital to a number sufficient to permit the conversion in full of all then issued and outstanding Series B Non-Voting Convertible Preferred Shares and Series C Non-Voting Convertible Preferred Shares (disregarding for such purpose any Beneficial Ownership Limitations) (the “Authorized Share Increase”), as set forth in Section 5.1 of the Merger Agreement (the “Shareholder Approval”), and (ii) solely for purposes of effecting a cash settlement pursuant to Section 6.5.3, the date that is six months after the initial issuance of the Series B Non-Voting Preferred Shares,]2 at the option of the Holder thereof, into a number of Ordinary Shares equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation (each, an “Optional Conversion”). Holders shall effect Optional Conversions and cash settlement requests under Section 6.5.3 by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Company; provided, that the original certificate(s) (if any) representing such Series B Non-Voting Preferred Shares being converted, surrendered for cancellation and duly endorsed, and the accompanying Notice of Conversion, are received by the Company within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such Series B Non-Voting Preferred Shares being converted, surrendered for cancellation and duly endorsed, and the accompanying Notice of Conversion, are received by the Company. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

6.3 Conversion Ratio. The “Conversion Ratio” for each Series B Non-Voting Preferred Share shall be 1,000 Ordinary Shares issuable upon the conversion (the “Conversion”) of each Series B Non-Voting

[2]

Bracketed text in this Certificate of Designation (and conforming changes to related cross-references, section numbering and defined terms, including “Shareholder Approval” and “Authorized Share Increase”) to be deleted if filed after Shareholder Approval is received.

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Preferred Share (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.

6.4 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Company shall not effect any conversion of any Series B Non-Voting Preferred Share, and a Holder shall not have the right to convert any portion of the Series B Non-Voting Preferred Shares pursuant to Section 6.2, and any such conversion shall be null and void ab initio and treated as if the conversion had not been made, to the extent that, immediately prior to or following such attempted conversion set forth on an applicable Notice of Conversion with respect to the Series B Non-Voting Preferred Shares, such Holder (or any of such Holder’s Affiliates or any other Person who would be a beneficial owner of Ordinary Shares beneficially owned by the Holder or whose beneficial ownership of Ordinary Shares would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of Ordinary Shares in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by such Holder and its Attribution Parties shall include the Ordinary Shares held and/or beneficially owned by the Holder together with the Attribution Parties plus the number of Ordinary Shares issuable upon conversion of the Series B Non-Voting Preferred Shares subject to the Notice of Conversion, with respect to which such determination is being made, but shall exclude the number of Ordinary Shares which are issuable upon (A) conversion of the remaining, unconverted Series B Non-Voting Preferred Shares beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes, convertible share or warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.4, in determining the number of issued and outstanding Ordinary Shares, a Holder may rely on the number of issued and outstanding Ordinary Shares as stated in the most recent of the following: (A) the Company’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Company that is filed with the Commission, or (C) a more recent notice by the Company or the Company’s transfer agent to the Holder setting forth the number of Ordinary Shares then outstanding (such issued and outstanding shares, the “Reported Outstanding Share Number”). Upon the written request of a Holder (which may be by email), the Company shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of Ordinary Shares then issued and outstanding. The Holder may disclose to the Company the number of Ordinary Shares that it, together with the Attribution Parties holds and/or beneficially owns and has the right to acquire through the exercise of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to submitting a Notice of Conversion for the relevant shares (a “Report”). If the Company receives a Report in connection with a Notice of Conversion from the Holder at a time when the actual number of issued and outstanding Ordinary Shares is less than the Reported Outstanding Share Number such that Notice of Conversion would cause the Holder’s, together with its Affiliates and any member of a Section 13(d) group, beneficial ownership, as determined pursuant to this Section 6.4, to exceed the Beneficial Ownership Limitation, then the Company shall notify the Holder in writing of the number of Ordinary Shares then issued and outstanding and such reduced number of the Series B Non-Voting Preferred Shares as may be converted in accordance with this Section 6.4. In any case, the number of issued and outstanding Ordinary Shares shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including Series B Non-Voting Preferred Shares, by such Holder or its Attribution Parties since the date as of which such number of issued and outstanding Ordinary Shares was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at the discretion of each Holder to a percentage designated by such Holder in writing to the Company between 0% and 19.99% of the number of Ordinary Shares issued and outstanding or deemed to be issued and outstanding as of the applicable measurement

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date, and such percentage shall be set at 19.99% for any Holder that does not make such designation. The Company shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. In the event that the issuance of Ordinary Shares to the Holder upon conversion pursuant to a Notice of Conversion results in the Holder, together with the Attribution Parties, being deemed to beneficially own, in the aggregate, more than the Beneficial Ownership Limitation of the number of issued and outstanding Ordinary Shares (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s, together with the Attribution Parties’, aggregate beneficial ownership exceeds the Beneficial Ownership Limitation (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder and/or the Attribution Parties shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall, as soon as reasonably practicable, return to the Holder any Series B Non-Voting Preferred Shares submitted for conversion in respect of the Excess Shares. Notwithstanding the foregoing, by written notice to the Company (email being sufficient), (i) the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.99%, which increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Company[, and (ii) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage provided that such decrease shall not become effective until the later of (x) 5:00 p.m. Eastern time on the third Business Day after the date of the Shareholder Approval and (y) if Shareholder Approval is not obtained within six months after the initial issuance of the Series B Non-Voting Preferred Shares, the date that is three Business Days after the date that is six months after the initial issuance of the Series B Non-Voting Preferred Shares]. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.99%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6.4. Notwithstanding the foregoing, (x) at any time following notice of a Fundamental Transaction, the Holder may waive and/or change the Beneficial Ownership Limitation effective immediately upon written notice to the Company and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Company and (y) at any time that the beneficial ownership of Ordinary Shares of a Holder (together with any of such Holder’s Attribution Parties) is equal to or less than 9.00% of the number of Ordinary Shares issued and outstanding as of any given date, then such Holder’s Beneficial Ownership Limitation shall automatically be set to 9.99%. The provisions of this Section 6.4 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the Ordinary Shares underlying the Series B Non-Voting Preferred Shares in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by such Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.

6.5 Mechanics of Conversion.

6.5.1 Delivery of Certificate or Electronic Issuance. Upon Optional Conversion pursuant to Section 6.2, not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Company of the original certificate(s) representing such Series B Non-Voting Preferred Shares being converted, duly endorsed, surrendered for cancellation and the accompanying Notice of Conversion (the “Share Delivery Date”), the Company shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of Series B Non-Voting Preferred Shares, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Company at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Company shall promptly return to such Holder any original Series B Non-Voting Preferred Share certificate delivered to the Company and such Holder shall promptly return to the

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Company any Ordinary Share certificates or otherwise direct the return of any Ordinary Shares delivered to the Holder through the DWAC system, representing the Series B Non-Voting Preferred Shares unsuccessfully tendered for conversion to the Company.

6.5.2 Obligation Absolute. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, the Company’s obligation to issue and deliver the Conversion Shares upon conversion of Series B Non-Voting Preferred Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to such Holder in connection with the issuance of such Conversion Shares. Notwithstanding anything to the contrary herein, nothing in this Certificate of Designation shall require the Company to take any action prohibited by applicable law. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, in the event a Holder shall elect to convert any or all of its Series B Non-Voting Preferred Shares, the Company may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series B Non-Voting Preferred Shares of such Holder shall have been sought and obtained by the Company, and the Company posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series B Non-Voting Preferred Shares which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall, subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, issue Conversion Shares upon a properly noticed conversion.

6.5.3 [Cash Settlement. If, at any time after the earlier of (i) Shareholder Approval and (ii) six months after the initial issuance of the Series B Non-Voting Preferred Shares, the Company fails to deliver to a Holder such certificate or certificates, or electronically deliver (or instruct its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.5.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Company or (ii) the application of the Beneficial Ownership Limitation after Shareholder Approval (but, prior to the Shareholder Approval, disregarding for such purpose any Beneficial Ownership Limitation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.5.1, the Company shall, at the request of the Holder, pay an amount of cash by wire transfer of immediately available funds equal to the Fair Value (as defined below) of such undelivered Ordinary Shares that would have been issuable upon the conversion of such Holder’s Series B Non-Voting Preferred Shares based on the Conversion Ratio, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Company’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however, that such request shall be presumed to have been made by such Holder if Shareholder Approval shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Company. For purposes of this Section 6.5.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Ordinary Shares are listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Company. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.5.3 shall be available irrespective of the reason for the Company’s failure to timely deliver Conversion Shares (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Company or (ii) the application of the Beneficial Ownership Limitation after Shareholder Approval (but, prior to the Shareholder Approval (including the Authorized Share Increase), disregarding for such purpose any Beneficial Ownership Limitation)), including due to limitations set forth in Section 6.5.5, the lack of obtaining Shareholder Approval, or due to applicable Trading Market rules.]

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6.5.4 Buy-In on Failure to Timely Deliver Certificates. If the Company fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.5.1 (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Company or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, Ordinary Shares to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Ordinary Shares so purchased exceeds (y) the product of (1) the aggregate number of Ordinary Shares that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the Series B Non-Voting Preferred Shares equal to the number of Series B Non-Voting Preferred Shares submitted for conversion or deliver to such Holder the number of Ordinary Shares that would have been issued if the Company had timely complied with its delivery requirements under Section 6.5.1. For example, if a Holder purchases Ordinary Shares having a total purchase price of US$11,000 to cover a Buy-In with respect to an attempted conversion of Series B Non-Voting Preferred Shares with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of US$10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay such Holder US$1,000. The Holder shall provide the Company written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Ordinary Shares upon conversion of the Series B Non-Voting Preferred Shares as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.5.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the Series B Non-Voting Preferred Shares submitted for conversion for which such conversion was not timely honored and (ii) receive the number of Ordinary Shares that would have been issued if the Company had timely complied with its delivery requirements under Section 6.5.1.

6.5.5 Reservation of Shares Issuable Upon Conversion. The Company covenants that at all times [from and after the effectiveness of the Authorized Share Increase (which the Company shall cause to become effective promptly, and in any event within two (2) Business Days, following the Shareholder Approval)] it will reserve and keep available out of its authorized and unissued Ordinary Shares for the sole purpose of issuance upon conversion of the Series B Non-Voting Preferred Shares, free from preemptive rights or any other actual or contingent purchase rights of Persons other than the Holders of the Series B Non-Voting Preferred Shares, not less than such aggregate number of Ordinary Shares as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all issued and outstanding Series B Non-Voting Preferred Shares. The Company covenants that all Ordinary Shares that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6.5.6 Fractional Shares. No fractional Ordinary Shares shall be issued upon conversion of the Series B Non-Voting Preferred Shares, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional Ordinary Shares that a Holder of Series B Non-Voting Preferred Shares would otherwise be entitled to receive shall be aggregated with all fractional Ordinary Shares issuable to such Holder and any remaining fractional shares shall be rounded up to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of Series B Non-Voting Preferred Shares the Holder seeks to convert into Ordinary Shares and the aggregate number of Ordinary Shares issuable upon such conversion.

6.5.7 Transfer Taxes. The issuance of certificates for the Ordinary Shares upon conversion of the Series B Non-Voting Preferred Shares shall be made without charge to any Holder for any documentary

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stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such Series B Non-Voting Preferred Shares and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

6.6 Status as Shareholder. Upon each Conversion Date, (i) the Series B Non-Voting Preferred Shares being converted shall be deemed converted into Ordinary Shares and (ii) the Holder’s rights as a holder of such converted Series B Non-Voting Preferred Shares shall cease and terminate, excepting only the right to receive certificates for such Ordinary Shares or cash in accordance with Section 6.5.3 and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert Series B Non-Voting Preferred Shares. [In no event shall the Series B Non-Voting Preferred Shares convert into Ordinary Shares prior to the Shareholder Approval.]

7. Certain Adjustments.

7.1 Share Dividends and Share Splits. If the Company, at any time while a Series B Non-Voting Preferred Share is issued and outstanding: (A) pays a share dividend or otherwise makes a distribution or distributions payable in Ordinary Shares (which, for avoidance of doubt, shall not include any Ordinary Shares issued by the Company upon conversion of a Series B Non-Voting Preferred Share) with respect to the then issued and outstanding Ordinary Shares; (B) subdivides issued and outstanding Ordinary Shares into a larger number of shares; or (C) combines (including by way of a share consolidation) issued and outstanding Ordinary Shares into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of Ordinary Shares (excluding any treasury shares of the Company) issued and outstanding immediately after such event and of which the denominator shall be the number of Ordinary Shares issued and outstanding immediately before such event (excluding any treasury shares of the Company). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

7.2 Fundamental Transaction. If, at any time while the Series B Non-Voting Preferred Shares are issued and outstanding, in one or more related transactions, (A) the Company effects any merger or consolidation of the Company with or into another Person or any share sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Company is the surviving or continuing entity and its Ordinary Shares are not exchanged for or converted into other securities, cash or property), (B) the Company effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer by the Company is completed pursuant to which more than 50% of the Ordinary Shares not held by the Company is exchanged for or converted into other securities, cash or property, or (D) the Company effects any reclassification of the Ordinary Shares or any compulsory share exchange (other than as a result of a dividend, subdivision or combination covered by Section 7.1) pursuant to which the Ordinary Shares are effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of a Series B Non-Voting Preferred Share the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any Beneficial Ownership Limitation), the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if such conversion of Series B Non-Voting Preferred Shares had occurred immediately prior to such Fundamental Transaction (the “Alternate

F-1-10

Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Ordinary Share in such Fundamental Transaction, and the Company shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Ordinary Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of a Series B Non-Voting Preferred Share following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new certificate of designation with the same terms and conditions and issue to the Holders new preferred shares consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred shares into Alternate Consideration. The terms of any agreement to which the Company is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and ensuring that the Series B Non-Voting Preferred Shares (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Company shall cause to be delivered to each Holder, at its last address as it shall appear upon the register of members and records of the Company, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close and shall simultaneously file a Current Report on Form 8-K disclosing such notice.

7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of Ordinary Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Ordinary Shares (excluding any treasury shares of the Company) issued and outstanding.

8. Redemption. The Series B Non-Voting Preferred Shares shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Company to purchase or otherwise deal in such shares to the extent otherwise permitted hereby, under the Articles or by law, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.

9. Transfer. Subject to the Articles, a Holder may transfer any Series B Non-Voting Preferred Shares, in whole or in part, together with the accompanying rights set forth herein, held by such Holder without the consent of the Company; provided that such transfer is in compliance with applicable securities laws. The Company shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series B Non-Voting Preferred Shares may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any Series B Non-Voting Preferred Shares shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.

10. Series B Non-Voting Preferred Share Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders in accordance with Section 11), a register for the Series B Non-Voting Preferred Shares, in which the Company shall record (i) the name, address, and electronic mail address of each holder in whose name the Series B Non-Voting Preferred Shares have been issued and (ii) the name, address, and electronic mail address of each transferee of any Series B Non-Voting Preferred Shares. The Company may deem and treat the registered Holder of Series B Non-Voting Preferred Shares as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Company shall keep the register open and available at all times during business hours for inspection by any holder of Series B Non-Voting Preferred Shares or his, her or its legal representatives.

11. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of Series B Non-Voting Preferred Shares shall be mailed, postage prepaid, to the post office address last shown on the records of the Company, or given by electronic communication in compliance with the provisions of the Articles, and shall be deemed sent upon such mailing or electronic transmission.

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12. Book-Entry; Certificates. The Series B Non-Voting Preferred Shares will be issued in book-entry form; provided that, if a Holder requests that such Holder’s Series B Non-Voting Preferred Shares be issued in certificated form, the Company will instead issue a share certificate to such Holder representing such Holder’s Series B Non-Voting Preferred Shares. To the extent that any Series B Non-Voting Preferred Shares are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

13. Lost or Mutilated Series B Non-Voting Preferred Share Certificate. If a Holder’s Series B Non-Voting Preferred Share certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the Series B Non-Voting Preferred Shares so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Company.

14. Waiver. Any waiver by the Company or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Company or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Company or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series B Non-Voting Preferred Shares granted hereunder may be waived as to all Series B Non-Voting Preferred Shares (and the Holders thereof) upon the written consent or resolution of the Holders of not less than a simple majority of the Series B Non-Voting Preferred Shares then issued and outstanding; provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder; provided further that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).

15. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

16. Status of Converted Series B Non-Voting Preferred Share. If any Series B Non-Voting Preferred Shares shall be converted, repurchased, surrendered or redeemed by the Company, such shares shall, to the fullest extent permitted by applicable law and in accordance with the Articles, be repurchased, surrendered or redeemed (as applicable) and automatically cancelled and shall not be reissued as a Series B Non-Voting Preferred Share. Immediately upon its cancellation, any such Series B Non-Voting Preferred Share shall no longer be designated as a Series B Non-Voting Preferred Share and shall form part of the authorized but unissued share capital of the Company.

[Remainder of Page Intentionally Left Blank]

F-1-12

IN WITNESS WHEREOF, Alaunos Therapeutics, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Shares to be duly executed by its [●] on [●],     .

ALAUNOS THERAPEUTICS, INC.

By:
Name:
Title:

F-1-13

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SERIES B NON-VOTING CONVERTIBLE PREFERRED SHARES OR, IF APPLICABLE, TO ELECT CASH SETTLEMENT OF SUCH SHARES)

The undersigned Holder hereby irrevocably elects to convert the number of Series B Non-Voting Preferred Shares indicated below, represented in book-entry form, into ordinary shares, with a par value US$0.001 per share (the “Ordinary Shares”), of Alaunos Therapeutics, Inc., an exempted company incorporated in the Cayman Islands with limited liability (the “Company”), on the date written below or, if applicable, elects cash settlement of such shares pursuant to Section 6.5.3 of the Certificate of Designation. If securities are to be issued in the name of (or cash is to be paid to) a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Shares (the “Certificate of Designation”) or the memorandum and articles of association of the Company, adopted by special resolution passed on [●]      and effective as of [●]      (as amended from time to time, the “Articles”).

On the date hereof, the number of Ordinary Shares beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of Ordinary Shares issuable upon conversion of the Series B Non-Voting Preferred Shares subject to this Notice of Conversion, but excluding the number of Ordinary Shares which are issuable upon (A) conversion of the remaining, unconverted Series B Non-Voting Preferred Shares beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.4 of the Certificate of Designation, does not exceed the Beneficial Ownership Limitation applicable to the undersigned Holder. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission.

CONVERSION CALCULATIONS:

Date to Effect Conversion:

Number of Series B Non-Voting Preferred Shares owned prior to Conversion:

Number of Series B Non-Voting Preferred Shares to be Converted:

Number of Ordinary Shares to be Issued:

Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:

Broker No.:

Account No.:

[HOLDER]

By:
Name:
Title:

F-1-14

Annex F-2

ALAUNOS THERAPEUTICS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES C NON-VOTING CONVERTIBLE PREFERRED SHARES

Pursuant to the memorandum and articles of association of the Company, adopted by special resolution passed on [●]      and effective as of [●]      (as amended from time to time, the “Articles”). Capitalised terms not otherwise defined herein shall have the meanings assigned thereto in the Articles.

Alaunos Therapeutics, Inc.1 (the “Company”), an exempted company incorporated in the Cayman Islands with limited liability, DOES HEREBY CERTIFY:

That, pursuant to the authority conferred by the Articles, at a duly convened meeting of the board of directors of the Company (the “Board of Directors”) on [●]     , the Board of Directors adopted the following resolutions, which resolutions provide, with effect from and conditional upon the registration of the Company by way of continuation as an exempted company incorporated with limited liability under the laws of the Cayman Islands, for the creation of a series of the Company’s Preferred Shares, with a par value US$0.001 per share, which is designated as “Series C Non-Voting Convertible Preferred Shares,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Company.

WHEREAS: the Articles provide for a class of its shares known as Preferred Shares, consisting of 30,000,000 shares, with a par value of US$0.001 per share (the “Preferred Shares”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Articles, (i) a new series of Preferred Shares of the Company be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance and allotment of 276,117 “Series C Non-Voting Convertible Preferred Shares” pursuant to the terms of (A) the Agreement and Plan of Merger, dated 13 October 2026, by and among the Company, Valkyrie Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company, Valkyrie Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and Velaris Therapeutics, Inc., a Delaware corporation (the “Merger Agreement”), and (B) the Securities Purchase Agreement, dated 13 October 2026, by and among the Company and the initial Holders (as defined below) (the “Purchase Agreement”), and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such Preferred Shares, in addition to any provisions set forth in the Articles that are applicable to the Preferred Shares of all classes and series, as follows:

TERMS OF SERIES C NON-VOTING CONVERTIBLE PREFERRED SHARES

1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act of 1933, as amended.

[1]

If the change of the name of the Company to “Velaris Therapeutics, Inc.” has been completed prior to the registration of the Company in the Cayman Islands by way of continuation, references in this Certificate of Designation to the name of the Company will be updated to “Velaris Therapeutics, Inc.”

F-2-1

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Company.

“Commission” means the United States Securities and Exchange Commission.

“Conversion Shares” means, collectively, the Ordinary Shares issuable upon conversion of the Series C Non-Voting Preferred Shares in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of Series C Non-Voting Preferred Shares.

“Ordinary Shares” means the Company’s ordinary shares, with a par value US$0.001 per share, and shares of any other class of securities into which such securities may hereafter be reclassified or changed.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Ordinary Shares are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

2. Designation, Amount and Par Value. The series of Preferred Shares shall be designated as the Company’s Series C Non-Voting Convertible Preferred Shares (the “Series C Non-Voting Preferred Shares”) and the number of shares so designated shall be 276,117. Each Series C Non-Voting Preferred Shares shall have a par value of US$0.001 per share.

3. Dividends. Holders shall be entitled to receive, and the Company shall pay, dividends on the Series C Non-Voting Preferred Shares (on an as-if-converted-to-Ordinary Shares basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on the Ordinary Shares payable in the form of Ordinary Shares) actually paid on the Ordinary Shares when, as and if such dividends (other than dividends payable in the form of Ordinary Shares) are paid on the Ordinary Shares. Other than as set forth in the previous sentence, no other dividends shall be paid on Series C Non-Voting Preferred Shares, and the Company shall pay no dividends (other than dividends payable in the form of Ordinary Shares) on the Ordinary Shares unless it simultaneously complies with the previous sentence.

F-2-2

4. Voting Rights.

4.1 Except as otherwise provided herein or as otherwise required by the Companies Act (as amended) of the Cayman Islands (the “Companies Act”), the Series C Non-Voting Preferred Shares shall have no voting rights. However, as long as any Series C Non-Voting Preferred Shares are issued and outstanding, the Company shall not, without the affirmative vote of the Holders of a simple majority of the then issued and outstanding Series C Non-Voting Preferred Shares: (i) alter or change adversely the powers, preferences or rights given to the Series C Non-Voting Preferred Shares or alter or amend this Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Shares (the “Certificate of Designation”), amend or repeal any provision of, or add any provision to, the Articles, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Shares, in each case, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Non-Voting Preferred Shares, regardless of whether any of the foregoing actions shall be by means of amendment to the Articles or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further Series C Non-Voting Preferred Shares or increase or decrease (other than by conversion) the number of authorized Series C Non-Voting Preferred Shares, [(iii) prior to the Shareholder Approval (as defined below), amend, waive or modify the Merger Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the Shareholder Approval or the Automatic Conversion (as defined below),] or (iv) enter into any agreement with respect to any of the foregoing. Holders of Ordinary Shares acquired upon the conversion of Series C Non-Voting Preferred Shares shall be entitled to the same voting rights as each other holder of Ordinary Shares[, except that such holders may not vote such shares upon the proposal for Shareholder Approval in accordance with Rule 5635 of the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”)].

4.2 Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent or resolution in lieu of such meeting, provided that the consent is executed by Holders representing a simple majority of the then issued and outstanding Series C Non-Voting Preferred Shares.

5. Rank; Liquidation.

5.1 The Series C Non-Voting Preferred Shares shall rank pari passu with the Ordinary Shares and the Company’s Series B Non-Voting Convertible Preferred Shares as to distributions of assets upon liquidation, winding up or subsequent dissolution of the Company, whether voluntarily or involuntarily.

5.2 Upon any liquidation, winding up or subsequent dissolution of the Company, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets or distributable reserves of the Company legally available for distribution to members after payment of, or provision for, the liabilities of the Company and the expenses of the winding up, the same amount that a holder of Ordinary Shares would receive if the Series C Non-Voting Preferred Shares were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Ordinary Shares which amounts shall be paid pari passu with all holders of Ordinary Shares, plus an additional amount equal to any dividends declared on but unpaid to such shares. If, upon any such Liquidation, the assets of the Company shall be insufficient to pay the Holders of the Series C Non-Voting Preferred Shares the amount required under the preceding sentence, then all remaining assets of the Company shall be distributed ratably to the Holders and the holders of Ordinary Shares in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Company expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

6. Conversion.

6.1 [Automatic Conversion on Shareholder Approval. Effective as of 5:00 p.m. Eastern time on the third Business Day after the date that the Company’s shareholders approve the conversion of the Series C Non-Voting Preferred Shares into Ordinary Shares in accordance with Nasdaq listing rules and an amendment to

F-2-3

the Articles increasing the authorized share capital to provide sufficient authorized but unissued Ordinary Shares to permit the conversion in full of all then issued and outstanding Series B Non-Voting Convertible Preferred Shares and Series C Non-Voting Convertible Preferred Shares (disregarding for such purpose any Beneficial Ownership Limitations) (the “Authorized Share Increase”), as set forth in Section 5.14 of the Purchase Agreement and Section 5.1 of the Merger Agreement (the “Shareholder Approval”), each Series C Non-Voting Preferred Share then issued and outstanding shall automatically convert into a number of Ordinary Shares equal to the Conversion Ratio (as defined below), subject to the Beneficial Ownership Limitation (the “Automatic Conversion”). The Company shall inform each Holder of the occurrence of the Shareholder Approval and the effective date of the Automatic Conversion within one Business Day of such Shareholder Approval via a Current Report on Form 8-K publicly disclosing the same. In determining the application of the Beneficial Ownership Limitations solely with respect to the Automatic Conversion, the Company shall calculate beneficial ownership for each Holder assuming beneficial ownership by such Holder of: (x) the number of Ordinary Shares issuable to such Holder in such Automatic Conversion, plus (y) any additional Ordinary Shares for which a Holder has provided the Company with prior written notice of beneficial ownership within 30 days prior to the date of Shareholder Approval (a “Beneficial Ownership Statement”) and assuming the conversion of all Series C Non-Voting Preferred Shares held by all other Holders less the aggregate number of Series C Non-Voting Preferred Shares held by all other Holders that will not convert into Ordinary Shares on account of the application of any Beneficial Ownership Limitations applicable to any such other Holders. If a Holder fails to provide the Company with a Beneficial Ownership Statement within 30 days prior to the date of Shareholder Approval, then the Company shall presume the Holder’s beneficial ownership of Ordinary Shares (excluding the Conversion Shares) to be zero. The Series C Non-Voting Preferred Shares that are converted in the Automatic Conversion are referred to as the “Converted Shares”. For the avoidance of doubt, any Series C Non-Voting Preferred Shares that are not automatically converted pursuant to the Automatic Conversion as a result of a Beneficial Ownership Limitation shall remain issued and outstanding until such Series C Non-Voting Preferred Shares are converted pursuant to Section 6.2. The Company shall cause its register of members to be updated upon the Automatic Conversion to reflect the conversion of the Converted Shares and the registered holdings of the corresponding Conversion Shares. The Conversion Shares shall be issued as follows:

6.1.1 Converted Shares that are registered in book entry form shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders and shall be delivered to the Holders within one Business Day of the effectiveness of the Automatic Conversion.

6.1.2 Converted Shares that are issued in certificated form shall be deemed converted into the corresponding Conversion Shares on the date of Automatic Conversion and the Holder’s rights as a holder of such Converted Shares shall cease and terminate on such date, excepting only the right to receive the Conversion Shares. Upon the Automatic Conversion, each certificate representing Converted Shares shall cease to represent those Converted Shares, whether or not such certificate has been surrendered to the Company. The Company shall deliver or cause to be delivered to such Holder documentation of the book entry for the number of Conversion Shares being acquired promptly following the Automatic Conversion. Without delaying the delivery of the Conversion Shares, the Holder shall, as soon as practicable following the effectiveness of the Automatic Conversion, surrender to the Company (or its designated agent) for cancellation the share certificate(s) (duly endorsed) representing such certificated Converted Shares and the Company shall cause a replacement certificate to be issued for any Series C Non-Voting Preferred Shares represented thereby that remain unconverted.

6.1.3 Notwithstanding the cancellation of the Converted Shares upon the Automatic Conversion, Holders of Converted Shares shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this

Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert the Converted Shares.]2

[2]

Bracketed text in this Certificate of Designation (and conforming changes to related cross-references, section numbering and defined terms, including “Shareholder Approval” and “Authorized Share Increase”) to be deleted if filed after Shareholder Approval is received.

F-2-4

6.2 Conversion at Option of Holder. Subject to [Section 6.1,] Section 6.4 and Section 6.5.3, each Series C Non-Voting Preferred Share then issued and outstanding shall be convertible, at any time [and from time to time following the earlier of (i) 5:00 p.m. Eastern time on the third Business Day after the date that the Shareholder Approval is obtained by the Company, and (ii) solely for purposes of effecting a cash settlement pursuant to Section 6.5.3, the date that is six months after the initial issuance of the Series C Non-Voting Preferred Shares,] at the option of the Holder thereof, into a number of Ordinary Shares equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation (each, an “Optional Conversion”). Holders shall effect Optional Conversions and cash settlement requests under Section 6.5.3 by providing the Company with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Company; provided, that the original certificate(s) (if any) representing such Series C Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Company within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such Series C Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Company. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

6.3 Conversion Ratio. The “Conversion Ratio” for each Series C Non-Voting Preferred Share shall be 1,000 Ordinary Shares issuable upon the conversion (the “Conversion”) of each Series C Non-Voting Preferred Share (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.

6.4 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Company shall not effect any conversion of any Series C Non-Voting Preferred Share, [including pursuant to Section 6.1,] and a Holder shall not have the right to convert any portion of the Series C Non-Voting Preferred Shares pursuant to Section 6.2, and any such conversion shall be null and void ab initio and treated as if the conversion had not been made, to the extent that, immediately prior to or following such attempted conversion set forth on an applicable Notice of Conversion with respect to the Series C Non-Voting Preferred Shares, such Holder (or any of such Holder’s Affiliates or any other Person who would be a beneficial owner of Ordinary Shares beneficially owned by the Holder or whose beneficial ownership of Ordinary Shares would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of Ordinary Shares in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of Ordinary Shares beneficially owned by such Holder and its Attribution Parties shall include the Ordinary Shares held and/or beneficially owned by the Holder together with the Attribution Parties plus the number of Ordinary Shares issuable upon conversion of the Series C Non-Voting Preferred Shares subject to the Notice of Conversion [or the Automatic Conversion, as applicable,] with respect to which such determination is being made, but shall exclude the number of Ordinary Shares which are issuable upon (A) conversion of the remaining, unconverted Series C Non-Voting Preferred Shares beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any convertible notes, convertible shares or warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the

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Commission. For purposes of this Section 6.4, in determining the number of issued and outstanding Ordinary Shares, a Holder may rely on the number of issued and outstanding Ordinary Shares as stated in the most recent of the following: (A) the Company’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Company that is filed with the Commission, or (C) a more recent notice by the Company or the Company’s transfer agent to the Holder setting forth the number of Ordinary Shares then outstanding (such issued and outstanding shares, the “Reported Outstanding Share Number”). Upon the written request of a Holder (which may be by email), the Company shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of Ordinary Shares then issued and outstanding. The Holder may disclose to the Company the number of Ordinary Shares that it, together with the Attribution Parties holds and/or beneficially owns and has the right to acquire through the exercise of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to submitting a Notice of Conversion for the relevant shares (a “Report”). If the Company receives a Report in connection with a Notice of Conversion from the Holder at a time when the actual number of issued and outstanding Ordinary Shares is less than the Reported Outstanding Share Number such that Notice of Conversion would cause the Holder’s, together with its Affiliates and any member of a Section 13(d) group, beneficial ownership, as determined pursuant to this Section 6.4, to exceed the Beneficial Ownership Limitation, then the Company shall notify the Holder in writing of the number of Ordinary Shares then issued and outstanding and such reduced number of the Series C Non-Voting Preferred Shares as may be converted in accordance with this Section 6.4. In any case, the number of issued and outstanding Ordinary Shares shall be determined after giving effect to any actual conversion or exercise of securities of the Company, including Series C Non-Voting Preferred Shares, by such Holder or its Attribution Parties since the date as of which such number of issued and outstanding Ordinary Shares was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at the discretion of each Holder to a percentage designated by such Holder on its signature page to the Purchase Agreement or otherwise between 0% and 19.99% of the number of Ordinary Shares issued and outstanding or deemed to be issued and outstanding as of the applicable measurement date, and such percentage shall be set at 19.99% for any Holder that does not make such designation in the Purchase Agreement or otherwise. The Company shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. In the event that the issuance of Ordinary Shares to the Holder upon conversion pursuant to a Notice of Conversion results in the Holder, together with the Attribution Parties, being deemed to beneficially own, in the aggregate, more than the Beneficial Ownership Limitation of the number of issued and outstanding Ordinary Shares (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s, together with the Attribution Parties’, aggregate beneficial ownership exceeds the Beneficial Ownership Limitation (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder and/or the Attribution Parties shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Company shall, as soon as reasonably practicable, return to the Holder any Series C Non-Voting Preferred Shares submitted for conversion in respect of the Excess Shares. Notwithstanding the foregoing, by written notice to the Company (email being sufficient), (i) the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.99%, which increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Company[, and (ii) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage provided that such decrease shall not become effective until the later of (x) 5:00 p.m. Eastern time on the third Business Day after the date of the Shareholder Approval and (y) if Shareholder Approval is not obtained within six months after the initial issuance of the Series C Non-Voting Preferred Shares, the date that is three Business Days after the date that is six months after the initial issuance of the Series C Non-Voting Preferred Shares]. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.99%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6.4. Notwithstanding the foregoing, with respect to any Holder whose Beneficial Ownership Limitation is in excess of 15.00%, at any time that the beneficial ownership of Ordinary Shares of a Holder (together with any of such Holder’s Attribution Parties) is equal to or less than 9.00% of the number of Ordinary Shares issued and outstanding as of any given date, then such Holder’s Beneficial Ownership Limitation shall automatically be set to 9.99%. The provisions of this

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Section 6.4 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the Ordinary Shares underlying the Series C Non-Voting Preferred Shares in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.

6.5 Mechanics of Conversion.

6.5.1 Delivery of Certificate or Electronic Issuance. Upon Optional Conversion pursuant to Section 6.2, not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Company of the original certificate(s) representing such Series C Non-Voting Preferred Shares being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Company shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of Series C Non-Voting Preferred Shares, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Company at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Company shall promptly return to such Holder any original Series C Non-Voting Preferred Share certificate delivered to the Company and such Holder shall promptly return to the Company any Ordinary Share certificates or otherwise direct the return of any Ordinary Shares delivered to the Holder through the DWAC system, representing the Series C Non-Voting Preferred Shares unsuccessfully tendered for conversion to the Company.

6.5.2 Obligation Absolute. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, the Company’s obligation to issue and deliver the Conversion Shares upon conversion of Series C Non-Voting Preferred Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to such Holder in connection with the issuance of such Conversion Shares.Notwithstanding anything to the contrary herein, nothing in this Certificate of Designation shall require the Company to take any action prohibited by applicable law. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, in the event a Holder shall elect to convert any or all of its Series C Non-Voting Preferred Shares, the Company may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series C Non-Voting Preferred Shares of such Holder shall have been sought and obtained by the Company, and the Company posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series C Non-Voting Preferred Shares which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Company shall, subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, issue Conversion Shares upon a properly noticed conversion.

6.5.3 [Cash Settlement. If, at any time after the earlier of (i) Shareholder Approval and (ii) six months after the initial issuance of the Series C Non-Voting Preferred Shares, the Company fails to deliver to a Holder such certificate or certificates, or electronically deliver (or instruct its transfer agent to

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electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.5.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Company or (ii) the application of the Beneficial Ownership Limitation after Shareholder Approval (but, prior to the Shareholder Approval, disregarding for such purpose any Beneficial Ownership Limitation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.5.1, the Company shall, at the request of the Holder, pay an amount of cash by wire transfer of immediately available funds equal to the Fair Value (as defined below) of such undelivered Ordinary Shares that would have been issuable upon the conversion of such Holder’s Series C Non-Voting Preferred Shares based on the Conversion Ratio, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Company’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however, that such request shall be presumed to have been made by such Holder if Shareholder Approval shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Company. For purposes of this Section 6.5.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Ordinary Shares are listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Company. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.5.3 shall be available irrespective of the reason for the Company’s failure to timely deliver Conversion Shares (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Company or (ii) the application of the Beneficial Ownership Limitation after Shareholder Approval (but, prior to the Shareholder Approval (including the Authorized Share Increase), disregarding for such purpose any Beneficial Ownership Limitation)), including due to limitations set forth in Section 6.5.5, the lack of obtaining Shareholder Approval, or due to applicable Trading Market rules.]

6.5.4 Buy-In on Failure to Timely Deliver Certificates. If the Company fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.5.1 (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Company or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, Ordinary Shares to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Company shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Ordinary Shares so purchased exceeds (y) the product of (1) the aggregate number of Ordinary Shares that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the Series C Non-Voting Preferred Shares equal to the number of Series C Non-Voting Preferred Shares submitted for conversion or deliver to such Holder the number of Ordinary Shares that would have been issued if the Company had timely complied with its delivery requirements under Section 6.5.1. For example, if a Holder purchases Ordinary Shares having a total purchase price of US$11,000 to cover a Buy-In with respect to an attempted conversion of Series C Non-Voting Preferred Shares with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of US$10,000 under clause (A) of the immediately preceding sentence, the Company shall be required to pay such Holder US$1,000. The Holder shall provide the Company written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Ordinary Shares upon conversion of the Series C Non-Voting Preferred Shares as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.5.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the Series C Non-Voting

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Preferred Shares submitted for conversion for which such conversion was not timely honored and (ii) receive the number of Ordinary Shares that would have been issued if the Company had timely complied with its delivery requirements under Section 6.5.1.

6.5.5 Reservation of Shares Issuable Upon Conversion. The Company covenants that at all times [from and after the effectiveness of the Authorized Share Increase (which the Company shall cause to become effective promptly, and in any event within two (2) Business Days, following the Shareholder Approval)] it will reserve and keep available out of its authorized and unissued Ordinary Shares for the sole purpose of issuance upon conversion of the Series C Non-Voting Preferred Shares, free from preemptive rights or any other actual or contingent purchase rights of Persons other than the Holders of the Series C Non-Voting Preferred Shares, not less than such aggregate number of Ordinary Shares as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all issued and outstanding Series C Non-Voting Preferred Shares. The Company covenants that all Ordinary Shares that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6.5.6 Fractional Shares. No fractional Ordinary Shares shall be issued upon conversion of the Series C Non-Voting Preferred Shares, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional Ordinary Shares that a Holder of Series C Non-Voting Preferred Shares would otherwise be entitled to receive shall be aggregated with all fractional Ordinary Shares issuable to such Holder and any remaining fractional shares shall be rounded up to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of Series C Non-Voting Preferred Shares the Holder seeks to convert into Ordinary Shares and the aggregate number of Ordinary Shares issuable upon such conversion.

6.5.7 Transfer Taxes. The issuance of certificates for the Ordinary Shares upon conversion of the Series C Non-Voting Preferred Shares shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such Series C Non-Voting Preferred Shares and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

6.6 Status as Shareholder. Upon each Conversion Date, (i) the Series C Non-Voting Preferred Shares being converted shall be deemed converted into Ordinary Shares and (ii) the Holder’s rights as a holder of such converted Series C Non-Voting Preferred Shares shall cease and terminate, excepting only the right to receive certificates for such Ordinary Shares or cash in accordance with Section 6.5.3 and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert Series C Non-Voting Preferred Shares. [In no event shall the Series C Non-Voting Preferred Shares convert into Ordinary Shares prior to the Shareholder Approval.]

7. Certain Adjustments.

7.1 Share Dividends and Share Splits. If the Company, at any time while a Series C Non-Voting Preferred Share is issued and outstanding: (A) pays a share dividend or otherwise makes a distribution or distributions payable in Ordinary Shares (which, for avoidance of doubt, shall not include any Ordinary Shares issued by the Company upon conversion of a Series C Non-Voting Preferred Share) with respect to the then issued and outstanding Ordinary Shares; (B) subdivides issued and outstanding Ordinary Shares into a larger number of shares; or (C) combines (including by way of a share consolidation) issued and outstanding Ordinary Shares into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of

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which the numerator shall be the number of Ordinary Shares (excluding any treasury shares of the Company) issued and outstanding immediately after such event and of which the denominator shall be the number of Ordinary Shares issued and outstanding immediately before such event (excluding any treasury shares of the Company). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

7.2 Fundamental Transaction. If, at any time while the Series C Non-Voting Preferred Shares are issued and outstanding, in one or more related transactions, (A) the Company effects any merger or consolidation of the Company with or into another Person or any share sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Company is the surviving or continuing entity and its Ordinary Shares are not exchanged for or converted into other securities, cash or property), (B) the Company effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer by the Company is completed pursuant to which more than 50% of the Ordinary Shares not held by the Company is exchanged for or converted into other securities, cash or property, or (D) the Company effects any reclassification of the Ordinary Shares or any compulsory share exchange (other than as a result of a dividend, subdivision or combination covered by Section 7.1) pursuant to which the Ordinary Shares are effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of a Series C Non-Voting Preferred Share the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any Beneficial Ownership Limitation), the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if such conversion of Series C Non-Voting Preferred Shares had occurred immediately prior to such Fundamental Transaction (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Ordinary Share in such Fundamental Transaction, and the Company shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Ordinary Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of a Series C Non-Voting Preferred Share following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new certificate of designation with the same terms and conditions and issue to the Holders new preferred shares consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred shares into Alternate Consideration. The terms of any agreement to which the Company is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and ensuring that the Series C Non-Voting Preferred Shares (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Company shall cause to be delivered to each Holder, at its last address as it shall appear upon the register of members and records of the Company, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close and shall simultaneously file a Current Report on Form 8-K disclosing such notice.

7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of Ordinary Shares deemed to be issued and outstanding as of a given date shall be the sum of the number of Ordinary Shares (excluding any treasury shares of the Company) issued and outstanding.

8. Redemption. The Series C Non-Voting Preferred Shares shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Company to purchase or otherwise deal in such shares to the extent otherwise permitted hereby, under the Articles or by law, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.

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9. Transfer. Subject to the Articles, a Holder may transfer any Series C Non-Voting Preferred Shares, in whole or in part, together with the accompanying rights set forth herein, held by such Holder without the consent of the Company; provided that such transfer is in compliance with applicable securities laws. The Company shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series C Non-Voting Preferred Shares may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any Series C Non-Voting Preferred Shares shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.

10. Series C Non-Voting Preferred Share Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders in accordance with Section 11), a register for the Series C Non-Voting Preferred Shares, in which the Company shall record (i) the name, address, and electronic mail address of each holder in whose name the Series C Non-Voting Preferred Shares have been issued and (ii) the name, address, and electronic mail address of each transferee of any Series C Non-Voting Preferred Shares which register shall form part of, and be maintained together with, the Company’s register of members maintained pursuant to the Companies Act and the Articles. The Company may deem and treat the registered Holder of Series C Non-Voting Preferred Shares as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Company shall keep the register open and available at all times during business hours for inspection by any holder of Series C Non-Voting Preferred Shares or his, her or its legal representatives.

11. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of Series C Non-Voting Preferred Shares shall be mailed, postage prepaid, to the post office address last shown on the records of the Company, or given by electronic communication in compliance with the provisions of the Articles, and shall be deemed sent upon such mailing or electronic transmission.

12. Book-Entry; Certificates. The Series C Non-Voting Preferred Shares will be issued in book-entry form; provided that, if a Holder requests that such Holder’s Series C Non-Voting Preferred Shares be issued in certificated form, the Company will instead issue a share certificate to such Holder representing such Holder’s Series C Non-Voting Preferred Shares. To the extent that any Series C Non-Voting Preferred Shares are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

13. Lost or Mutilated Series C Non-Voting Preferred Share Certificate. If a Holder’s Series C Non-Voting Preferred Share certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the Series C Non-Voting Preferred Shares so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Company.

14. Waiver. Any waiver by the Company or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Company or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Company or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series C Non-Voting Preferred Shares granted hereunder may be waived as to all Series C Non-Voting Preferred Shares (and the Holders thereof) upon the written consent or resolution of the Holders of not less than a simple majority of the Series C Non-Voting Preferred Shares then issued and outstanding; provided, however, that the Beneficial

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Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder; provided further that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).

15. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

16. Status of Converted Series C Non-Voting Preferred Share. If any Series C Non-Voting Preferred Shares shall be converted, repurchased, surrendered or redeemed by the Company, such shares shall, to the fullest extent permitted by applicable law and in accordance with the Articles, be repurchased, surrendered or redeemed (as applicable) and automatically cancelled and shall not be reissued as a Series C Non-Voting Preferred Share. Immediately upon its cancellation, any such Series C Non-Voting Preferred Share shall no longer be designated as a Series C Non-Voting Preferred Share and shall form part of the authorized but unissued share capital of the Company.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Alaunos Therapeutics, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Shares to be duly executed by its [●] on [●],     .

ALAUNOS THERAPEUTICS, INC.

By:
Name:
Title:

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SERIES C NON-VOTING CONVERTIBLE PREFERRED SHARES OR, IF APPLICABLE, TO ELECT CASH SETTLEMENT OF SUCH SHARES)

The undersigned Holder hereby irrevocably elects to convert the number of Series C Non-Voting Preferred Shares indicated below, represented in book-entry form, into ordinary shares, with a par value US$0.001 per share (the “Ordinary Shares”), of Alaunos Therapeutics, Inc., an exempted company incorporated in the Cayman Islands with limited liability (the “Company”), on the date written below or, if applicable, elects cash settlement of such shares pursuant to Section 6.5.3 of the Certificate of Designation. If securities are to be issued in the name of (or cash is to be paid to) a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Shares (the “Certificate of Designation”) or the memorandum and articles of association of the Company, adopted by special resolution passed on [●]      and effective as of [●]      (as amended from time to time, the “Articles”).

On the date hereof, the number of Ordinary Shares beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of Ordinary Shares issuable upon conversion of the Series C Non-Voting Preferred Shares subject to this Notice of Conversion, but excluding the number of Ordinary Shares which are issuable upon (A) conversion of the remaining, unconverted Series C Non-Voting Preferred Shares beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.4 of the Certificate of Designation, does not exceed the Beneficial Ownership Limitation applicable to the undersigned Holder. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission.

CONVERSION CALCULATIONS:

Date to Effect Conversion:
Number of Series C Non-Voting Preferred Shares owned prior to Conversion:
Number of Series C Non-Voting Preferred Shares to be Converted:
Number of Ordinary Shares to be Issued:
Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:

Broker No.:

Account No.:

[HOLDER]

By:
Name:
Title:

F-2-14

Annex G

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALAUNOS THERAPEUTICS, INC.

Alaunos Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. The name of the corporation is: Alaunos Therapeutics, Inc.

2. The name under which the Corporation originally incorporated was: EasyWeb, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 16, 2005. The date of filing of its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was January 31, 2024 (as amended, the “Existing Certificate”).

2. The Board of Directors of the Corporation duly adopted resolutions proposing to amend and restate the Existing Certificate in its entirety in the form set forth on Exhibit 1, attached hereto, declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the officers of the Corporation to solicit the approval of the stockholders therefor.

3. This Third Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Corporation’s Existing Certificate, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law.

4. The Existing Certificate is hereby amended and restated in its entirety, as set forth on Exhibit 1, attached hereto.

5. This Third Amended and Restated Certificate of Incorporation shall be effective as of 5:00 p.m., Eastern Time, on July 17, 2024.

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IN WITNESS WHEREOF, this Corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed by its Interim Chief Executive Officer this 16th day of July, 2024.

ALAUNOS THERAPEUTICS, INC.

By:	/s/ Dale Curtis Hogue, Jr.
Name: Title:	Dale Curtis Hogue, Jr. Interim Chief Executive Officer

EXHIBIT 1

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALAUNOS THERAPEUTICS, INC.

1. Name. The name of the corporation is Alaunos Therapeutics, Inc. (the “Corporation”).

2. Address; Registered Office and Agent. The address of the Corporation’s registered office is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The Corporation’s registered agent is the Corporation Service Company. The Corporation may from time to time, in the manner provided by law, change the registered agent and the registered office within the State of Delaware. The Corporation may also maintain offices for the conduct of its business, either within or without the State of Delaware.

3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

4. Number of Shares. The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 35,000,000 shares, consisting of: 5,000,000 shares of common stock, $0.001 par value per share (the “Common Stock”), and Thirty Million (30,000,000) shares of preferred stock, $0.001 par value per share (the “Preferred Stock”).

Pursuant to the Delaware General Corporation Law, upon the filing and effectiveness (the “Effective Time”) of this Second Amended and Restated Certificate of Incorporation, each ten (10), inclusive shares of Common Stock issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall be combined into one validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares shall be issued and, in lieu thereof, any holder who otherwise would be entitled to receive fractional shares of Common Stock shall be entitled to receive cash (without interest) in lieu of such fractional share interest, upon the submission of a transmission letter by a holder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the holder’s Old Certificates (as defined below), in an amount equal to such fraction multiplied by the closing sales price of the Corporation’s Common Stock as reported on the Nasdaq Capital Market on the trading day immediately preceding the date of the Effective Time. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (each, an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. As soon as practicable following the Effective Time, the Corporation will notify its stockholders holding shares of Common Stock in certificated form to transmit their Old Certificates to the transfer agent, and the Corporation will cause the transfer agent to issue new certificates representing the appropriate number of whole shares of Common Stock following the Reverse Stock Split for every one share of Common Stock transmitted and held of record as of the Effective Time.

The Preferred Stock may be divided into, and may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board”) is authorized from time to time to establish and designate any such series of Preferred Stock, to fix and determine the variations in the relative rights, preferences, privileges and restrictions as between and among such series and any other class of capital stock of the Corporation and any series thereof, and to fix or alter the number of shares comprising any such series and the designation thereof. The authority of the Board from time to time with respect to each such series shall include, but not be limited to, determination of the following:

a. The designation of the series;

b. The number of shares of the series and (except where otherwise provided in the creation of the series) any subsequent increase or decrease therein;

c. The dividends, if any, for shares of the series and the rates, conditions, times and relative preferences thereof;

d. The redemption rights, if any, and price or prices for shares of the series;

e. The terms and amounts of any sinking fund provided for the purchase or redemption of the series;

f. The relative rights of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

g. Whether the shares of the series shall be convertible into shares of any other class or series of shares of the Corporation, and, if so, the specification of such other class or series, the conversion prices or rate or rates, any adjustments thereof, the date or dates as of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

h. The voting rights, if any, of the holders of such series; and

i. Such other designations, powers, preference and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof.

5. Election of Directors. Unless and except to the extent that the by-laws of the Corporation (the “By-laws”) shall so require, the election of directors of the Corporation need not be by written ballot.

6. Limitation of Liability. To the fullest extent permitted under the General Corporation Law, as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Any amendment, repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, repeal or modification.

7. Indemnification.

7.1. Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an “Other Entity”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 7.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

7.2. Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 7 or otherwise.

7.3. Claims. If a claim for indemnification or advancement of expenses under this Article 7 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

7.4. Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 7 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

7.5. Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

7.6. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 7 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

7.7. Other Indemnification and Prepayment of Expenses. This Article 7 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

8. Adoption, Amendment and/or Repeal of By-Laws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to make, alter and repeal the By-laws, subject to the power of the stockholders of the Corporation to alter or repeal any By-law whether adopted by them or otherwise.

9. Certificate Amendments. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Second Amended and Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by applicable law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Second Amended and Restated Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

CERTIFICATE OF AMENDMENT

OF THE

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALAUNOS THERAPEUTICS, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Alaunos Therapeutics, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. A resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law proposing this Amendment of the Third Amended and Restated Certificate of Incorporation and declaring the advisability of this Amendment of the Third Amended and Restated Certificate of Incorporation, and authorizing the appropriate officers of the Corporation to solicit the approval of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED: that the first paragraph of section four of the Third Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is, deleted in its entirety and the following paragraph is inserted in lieu thereof:

“4. Number of Shares. The total number of shares of all classes of stock that the Corporation shall have authority to issue is Eighty Million (80,000,000) shares consisting of: Fifty Million (50,000,000) shares of common stock, $0.001 par value per share (“Common Stock”); and Thirty Million (30,000,000) shares of preferred stock, $0.001 par value per share (“Preferred Stock”).”

2. This Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law.

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IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation to be signed by its Corporate Secretary this 10th day of July, 2025.

Alaunos Therapeutics, Inc.

By:	/s/ Melinda Lackey
Name: Title:	Melinda Lackey Corporate Secretary

Annex H

SECOND AMENDED AND RESTATED BY-LAWS

of

ALAUNOS THERAPEUTICS, INC.

(A Delaware Corporation)

(Adopted effective September 16, 2026; amending and restating the Amended and Restated

By-Laws adopted January 8, 2026)

ARTICLE 1

DEFINITIONS

As used in these By-laws, unless the context otherwise requires, the term:

1.1 “Assistant Secretary” means an Assistant Secretary of the Corporation.

1.2 “Assistant Treasurer” means an Assistant Treasurer of the Corporation.

1.3 “Board” means the Board of Directors of the Corporation.

1.4 “By-laws” means these By-laws of the Corporation, as amended from time to time.

1.5 “Certificate of Incorporation” means the certificate of incorporation of the Corporation, as amended, supplemented or restated from time to time.

1.6 “Chairman” means the Chairman of the Board of Directors of the Corporation.

1.7 “Corporation” means Alaunos Therapeutics, Inc.

1.8 “Directors” means directors of the Corporation.

1.9 “Entire Board” means all then authorized directors of the Corporation.

1.10 “General Corporation Law” means the General Corporation Law of the State of Delaware, as amended from time to time.

1.11 “Office of the Corporation” means the executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.

1.12 “President” means the President of the Corporation.

1.13 “Secretary” means the Secretary of the Corporation.

1.14 “Stockholders” means stockholders of the Corporation.

1.15 “Treasurer” means the Treasurer of the Corporation.

1.16 “Vice President” means a Vice President of the Corporation.

ARTICLE 2

STOCKHOLDERS

2.1 Place of Meetings. Every meeting of Stockholders may be held at such place, within or without the State of Delaware, as may be designated by resolution of the Board from time to time, or, if not so designated, at the principal executive offices of the Corporation.

2.2 Annual Meeting. If required by applicable law, a meeting of Stockholders shall be held annually for the election of Directors at such date and time as may be designated by resolution of the Board from time to time. Any other business may be transacted at the annual meeting.

2.3 Special Meetings. Unless otherwise prescribed by applicable law, special meetings of Stockholders may be called at any time by the Board and may not be called by any other person or persons. Business transacted at any special meeting of Stockholders shall be limited to the purpose stated in the notice.

2.4 Fixing Record Date. For the purpose of (a) determining the Stockholders entitled (i) to notice of or to vote at any meeting of Stockholders or any adjournment thereof, (ii) unless otherwise provided in the Certificate of Incorporation, to express consent to corporate action in writing without a meeting or (iii) to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock; or (b) any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date was adopted by the Board and which record date, unless otherwise required by applicable law, shall not be (x) in the case of clause (a)(i) above, more than 60 nor less than 10 days before the date of such meeting, (y) in the case of clause (a)(ii) above, more than 10 days after the date upon which the resolution fixing the record date was adopted by the Board and (z) in the case of clause (a)(iii) or (b) above, more than 60 days prior to such action. If no such record date is fixed:

2.4.1 the record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

2.4.2 the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Incorporation), when no prior action by the Board is required by applicable law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law; and when prior action by the Board is required by applicable law, the record date for determining Stockholders entitled to express consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action; and

2.4.3 the record date for determining Stockholders for any purpose other than those specified in Sections 2.4.1 and 2.4.2 shall be at the close of business on the day on which the Board adopts the resolution relating thereto. When a determination of Stockholders of record entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this Section 2.4, such determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting.

2.5 Notice of Meetings of Stockholders. Whenever under the provisions of applicable law, the Certificate of Incorporation or these By-laws, Stockholders are required or permitted to take any action at a meeting, notice shall be given stating the place, if any, date and hour of the meeting, the means of remote communication, if any, by which Stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by applicable law, the Certificate of Incorporation or these By-laws, notice of any meeting shall be given, not less than 10 nor more than 60 days before the date of the meeting, to each Stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the Stockholder at his or her address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.5 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Any meeting of Stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

2.6 Waivers of Notice. Whenever the giving of any notice to Stockholders is required by applicable law, the Certificate of Incorporation or these By-laws, a waiver thereof, given by the person entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders need be specified in any waiver of notice unless so required by applicable law, the Certificate of Incorporation or these By-laws.

2.7 List of Stockholders. The Secretary shall prepare and make, at least 10 days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, the Stockholder’s agent, or attorney, at the Stockholder’s expense, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting, during ordinary business hours at the principal place of business of the Corporation, or on a reasonably accessible electronic network as provided by applicable law. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for examination as provided by applicable law. Upon the willful neglect or refusal of the Directors to produce such a list at any meeting for the election of Directors, they shall be ineligible for election to any office at such meeting. Except as provided by applicable law, the stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the stock ledger, the list of Stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of Stockholders.

2.8 Quorum of Stockholders; Adjournment. Except as otherwise provided by applicable law, the Certificate of Incorporation or these By-laws, at each meeting of Stockholders, the presence in person or by proxy of the holders of one-third (1/3) in voting power of all outstanding shares of stock entitled to vote at the meeting of Stockholders, shall constitute a quorum for the transaction of any business at such meeting. In the absence of a quorum, the holders of a majority in voting power of the shares of stock present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

2.9 Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, every Stockholder entitled to vote at any meeting of Stockholders shall be entitled to one vote for each share of stock held by such Stockholder which has voting power upon the matter in question. At any meeting of Stockholders, all matters, except as otherwise provided by the Certificate of Incorporation, these By-laws, the rules and regulations of any stock exchange applicable to the Corporation, applicable law or pursuant to any rules or regulations applicable to the Corporation or its securities, shall be decided by the affirmative vote of a majority in voting power of shares of stock present in person or represented by proxy and entitled to vote thereon. At all meetings of Stockholders for the election of Directors, a plurality of the votes cast shall be sufficient to elect. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or by delivering a new proxy bearing a later date.

2.10 Voting Procedures and Inspectors of Election at Meetings of Stockholders. The Board, in advance of any meeting of Stockholders, may, and shall if required by applicable law, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting may, and shall if required by applicable law, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a Stockholder shall determine otherwise. In determining the validity and counting of proxies and ballots cast at any meeting of Stockholders, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election.

2.11 Conduct of Meetings; Organization. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of Stockholders as it shall deem appropriate. Unless another officer is designated by the Board, at each meeting of Stockholders, the President, or in the absence of the President, the Chairman, or if there is no Chairman or if there be one and the Chairman is absent, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present), shall preside over the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of Stockholders shall have the right and authority to convene and to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to Stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The presiding officer at any meeting of Stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and if such presiding officer should so determine, such person shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of Stockholders shall not be required to be held in accordance with the rules of parliamentary procedure. The Secretary, or in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as the person presiding over the meeting or as secretary of the meeting, respectively, shall be present, a person presiding over the meeting or a secretary of the meeting, as the case may be, shall be designated by the Board, and in case the Board has not so acted, in the case of the designation of a person to act as secretary of the meeting, designated by the person presiding over the meeting.

2.12 Order of Business. The order of business at all meetings of Stockholders shall be as determined by the person presiding over the meeting.

2.13 Written Consent of Stockholders Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required by the General Corporation Law to be taken at any annual or special meeting of Stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of Stockholders are recorded. Every written consent shall bear the date of signature of each Stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.13, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those Stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation.

2.14 Advance Notice of Stockholder Business and Nominations.

2.14.1 Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or any authorized committee thereof or (C) by any stockholder of the Corporation who (i) was a stockholder of record at the time of giving of notice provided for in this Section 2.14 and at the time of the annual meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures and disclosure requirements set forth in this Section 2.14. Clause (C) of this Section 2.14.1(1) shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.

(2) Without qualification or exception, for any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 2.14.1(1)(C), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business (other than nominations) must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(3) To be in proper form, a stockholder’s notice under this Section 2.14.1 must set forth: (i) as to each person whom the stockholder proposes to nominate for election as a director (A) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder and (B) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the By-laws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, (A) the name and address of such stockholder, as they appear on the Corporation’s books, and of such Stockholder Associated Person, if any, (B) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such Stockholder Associated Person, (C) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of shares of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder or Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (D) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any shares of the Corporation, (E) any short interest in any security of the Corporation, (F) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder or Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (G) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (H) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s or Stockholder Associated Person’s immediate family sharing the same household;

(iv) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; (v) a representation whether the stockholder or any Stockholder Associated Person intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (B) otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination; and

(vi) if the nominee is to be submitted for inclusion on the Corporation’s universal proxy card pursuant to Rule 14a-19 under the Exchange Act, a written representation that the stockholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of director nominees other than the Corporation’s nominees in accordance with Rule 14a-19, and a statement that the Corporation may rely on such representation. Notwithstanding the foregoing, no stockholder shall be entitled to submit any nominee for inclusion on the Corporation’s universal proxy card unless such stockholder has provided the representation required by this Section 2.14.1(3)(vi). If any stockholder provides notice pursuant to Rule 14a-19 under the Exchange Act, such stockholder shall deliver to the Corporation, no later than five (5) business days prior to the applicable meeting, reasonable evidence that it has met all applicable requirements of Rule 14a-19 under the Exchange Act. Without limiting the other provisions and requirements of this Section 2.14, unless otherwise required by law, if any stockholder provides such notice and either (A) fails to comply with the requirements of Rule 14a-19(a)(3) under the Exchange Act, or (B) fails to timely provide reasonable evidence of such compliance as required by this Section 2.14, then such stockholder’s nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting, or other proxy materials for any stockholder meeting (or any supplement thereto) and the Corporation shall disregard any proxies or votes solicited for such stockholder’s nominees. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. In addition, a stockholder seeking to nominate a director or bring other business before an annual meeting shall promptly provide any additional information reasonably requested by the Corporation to determine compliance with this Section 2.14.

2.14.2 Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors or any committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (i) is a stockholder of record at the time of giving of notice provided for in this Section 2.14 and at the time of the special meeting, (ii) is entitled to vote at the meeting and (iii) complies with the notice procedures and disclosure requirements set forth in this Section 2.14 as to such director nominations. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 2.14.1(3) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

2.14.3 General.

(1) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.14 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.14. Except as otherwise provided by law, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.14 and, if any proposed nomination or business is not in compliance with this Section 2.14, to declare that such defective proposal or nomination shall be disregarded, including, without limitation, whether any stockholder has complied with the requirements of Rule 14a-19 under the Exchange Act and this Section 2.14.

(2) For purposes of this Section 2.14, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act. “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder with respect to the Corporation, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person controlling, controlled by or under common control with such stockholder or any Stockholder Associated Person referred to in clause (i) or (ii) above.

(3) Notwithstanding the foregoing provisions of this Section 2.14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.14; provided, however, that any references in these By-laws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit the requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.14. Nothing in this Section 2.14 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or any rights of holders of any class or series of preferred stock, if any, to nominate or elect directors pursuant to and in accordance with the terms of the Certificate of Incorporation.

(4) If information submitted pursuant to this Section 2.14 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such inaccuracy may be grounds for the chairperson of the meeting to disregard such nomination or proposal. Upon request by the Corporation, any stockholder proposing a nominee shall update and supplement the information previously provided to the Corporation as necessary so that such information shall be true and correct as of the record date for the meeting and as of the date that is ten (10) days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than five (5) days after the record date for the meeting in the case of the update required to be made as of the record date, and not later than eight (8) days prior to the date for the meeting or any adjournment or postponement thereof in the case of the update required to be made as of ten (10) days prior to the meeting or any adjournment or postponement thereof.

ARTICLE 3

DIRECTORS

3.1 General Powers. Except as otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or these By-laws or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

3.2 Number; Qualification; Term of Office. The Board shall consist of one or more members, the number thereof to be determined from time to time by resolution of the Board. Directors need not be Stockholders. Each Director shall hold office until a successor is duly elected and qualified or until the Director’s earlier death, resignation, disqualification or removal.

3.3 Newly Created Directorships and Vacancies. Unless otherwise provided by applicable law or the Certificate of Incorporation, any newly created directorships resulting from an increase in the authorized number of Directors and vacancies occurring in the Board for any cause, may be filled by the affirmative votes of a majority of the remaining members of the Board, although less than a quorum, or by a sole remaining Director, or may be elected by a plurality of the votes cast. A Director so elected shall be elected to hold office until the expiration of the term of office of the Director whom he or she has replaced or until a successor is elected and qualified, or until the Director’s earlier death, resignation or removal.

3.4 Resignation. Any Director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.

3.5 Regular Meetings. Regular meetings of the Board may be held without notice at such times and at such places within or without the State of Delaware as may be determined from time to time by resolution of the Board.

3.6 Special Meetings. Special meetings of the Board may be held at such times and at such places within or without the State of Delaware whenever called by the Chairman, the President or the Secretary or by any two or

more Directors then serving as Directors on at least 24 hours’ notice to each Director given by one of the means specified in Section 3.9 hereof other than by mail, or on at least three days’ notice if given by mail. Special meetings shall be called by the Chairman, President or Secretary in like manner and on like notice on the written request of any two or more of the Directors then serving as Directors.

3.7 Telephone Meetings. Directors or members of any committee designated by the Board may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.7 shall constitute presence in person at such meeting.

3.8 Adjourned Meetings. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.9 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

3.9 Notice Procedure. Subject to Sections 3.6 and 3.10 hereof, whenever, under applicable law, the Certificate of Incorporation or these By-laws, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director’s address as it appears on the records of the Corporation, with postage thereon prepaid, or by telegram, telecopy or, if consented to by the Director to whom notice is given, by other means of electronic transmission.

3.10 Waiver of Notice. Whenever the giving of any notice to Directors is required by applicable law, the Certificate of Incorporation or these By-laws, a waiver thereof, given by the Director entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Director at a meeting shall constitute a waiver of notice of such meeting except when the Director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors or a committee of Directors need be specified in any waiver of notice unless so required by applicable law, the Certificate of Incorporation or these By-laws.

3.11 Organization. At each meeting of the Board, the Chairman, or in the absence of the Chairman, the President, or in the absence of the President, a chairman chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

3.12 Quorum of Directors. The presence in person of a majority of the Entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board.

3.13 Action by Majority Vote. Except as otherwise expressly required by applicable law, the Certificate of Incorporation or these By-laws, the vote of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

3.14 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

ARTICLE 4

COMMITTEES OF THE BOARD

The Board may, by resolution, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law and to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it. Unless otherwise specified in the resolution of the Board designating a committee, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3 of these By-laws.

ARTICLE 5

OFFICERS

5.1 Positions. The officers of the Corporation shall be a President, a Secretary, a Treasurer and such other officers as the Board may elect, including a Chairman, one or more Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers, who shall exercise such powers and perform such duties as shall be determined from time to time by resolution of the Board. If the Corporation does not have an officer serving as Secretary, the Treasurer shall perform the duties of the Secretary described herein. The Board may elect one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or areas of special competence of the Vice Presidents elected or appointed by it. Any number of offices may be held by the same person unless the Certificate of Incorporation or these By-laws otherwise provide.

5.2 Election. The officers of the Corporation shall be elected by the Board at its annual meeting or at such other time or times as the Board shall determine.

5.3 Term of Office. Each officer of the Corporation shall hold office for the term for which he or she is elected and until such officer’s successor is elected and qualifies or until such officer’s earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. Any officer may be removed at any time, with or without cause by the Board. Any vacancy occurring in any office of the Corporation may be filled by the Board. The removal of an officer with or without cause shall be without prejudice to the officer’s contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

5.4 Fidelity Bonds. The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

5.5 Chairman. The Chairman, if one shall have been appointed, shall preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by resolution of the Board.

5.6 President. Unless a separate Chief Executive Officer has been appointed by the Board, the President shall be the Chief Executive Officer of the Corporation and shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of the Board. Except as otherwise provided in Section 2.11, the President shall preside at all meetings of the Stockholders and shall also preside at all meetings of the Board at which the Chairman (if there be one) is not present. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed and, in general, the President shall perform all duties incident to the office of President of a corporation and such other duties as may from time to time be assigned to the President by resolution of the Board.

5.7 Vice Presidents. At the request of the President, or, in the President’s absence, at the request of the Board, the Vice Presidents shall (in such order as may be designated by the Board, or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the President and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the President. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by resolution of the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by applicable law otherwise to be signed or executed, and each Vice President shall perform such other duties as from time to time may be assigned to such Vice President by resolution of the Board or by the President.

5.8 Secretary. The Secretary shall attend all meetings of the Board and of the Stockholders and shall record all the proceedings of the meetings of the Board and of the Stockholders in a book to be kept for that purpose, and shall perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the Stockholders and shall perform such other duties as may be prescribed by the Board or by the President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to affix the same on any instrument requiring it, and when so affixed, the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may, by resolution, give general authority to any other officer to affix the seal of the Corporation and to attest the same by such officer’s signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the President or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by applicable law are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by resolution of the Board or by the President.

5.9 Treasurer. The Treasurer, who may also be the Chief Financial Officer, shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation; have the right to require from time to time reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the President or the Board, whenever the President or the Board shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation; disburse the funds of the Corporation as ordered by the Board; and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by resolution of the Board or by the President.

5.10 Assistant Secretaries and Assistant Treasurers. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by resolution of the Board or by the President.

ARTICLE 6

INDEMNIFICATION

6.1 Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity (an “Other Entity”), including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.3, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized by the Board.

6.2 Prepayment of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 6 or otherwise.

6.3 Claims. If a claim for indemnification or advancement of expenses under this Article 6 is not paid in full within 30 days after a written claim therefor by the Covered Person has been received by the Corporation, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

6.4 Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article 6 shall not be exclusive of any other rights that such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, the By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

6.5 Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such Other Entity.

6.6 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article 6 shall not adversely affect any right or protection hereunder of any Covered Person in respect of any act or omission occurring prior to the time of such repeal or modification.

6.7 Other Indemnification and Prepayment of Expenses. This Article 6 shall not limit the right of the Corporation, to the extent and in the manner permitted by applicable law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

ARTICLE 7

GENERAL PROVISIONS

7.1 Certificates Representing Shares. Shares of the Corporation’s stock may be certificated or uncertificated, as provided under Delaware law. Every holder of stock represented by certificates, and upon request every holder of uncertificated shares, shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman, if any, or the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by such Stockholder in the Corporation. Any or all of the signatures upon a certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

7.2 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

7.3 Lost, Stolen or Destroyed Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

7.4 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device or method, provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

7.5 Seal. The Board may provide for a corporate seal, in which case such corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

7.6 Fiscal Year. The fiscal year of the Corporation shall be determined by resolution of the Board and may be changed by the Board.

7.7 Amendments. These By-laws may be altered, amended or repealed and new By-laws may be adopted by the Board, but the Stockholders may make additional By-laws and may alter and repeal any By-laws whether adopted by them or otherwise.

7.8 Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack subject matter jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action under the Delaware statutory or common law: (A) any derivative claim or cause of action brought on behalf of the Corporation; (B) any claim or cause of action for breach of a fiduciary duty owed by any current or former Director, officer or other employee of the Corporation, to the Corporation or the Corporation’s Stockholders; (C) any claim or cause of action against the Corporation or any current or former Director, officer or other employee of the Corporation, arising out of or pursuant to any provision of the General Corporation Law, the Certificate of Incorporation or these By-laws of the Corporation (as each may be amended from time to time); (D) any claim or cause of action seeking to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or these By-laws of the Corporation (as each may be amended from time to time, including any right, obligation, or remedy thereunder); (E) any claim or cause of action as to which the General Corporation Law confers jurisdiction on the Court of Chancery of the State of Delaware; and (F) any claim or cause of action against the Corporation or any current or former Director, officer or other employee of the Corporation, governed by the internal-affairs doctrine, in all cases to the fullest extent permitted by law and subject to the court having personal jurisdiction over the indispensable parties named as defendants. This Section 7.8 of Article 7 shall not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction.

7.8.1 Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act.

7.8.2 Any person or entity holding, owning or otherwise acquiring any interest in any security of the Corporation shall be deemed to have notice of and consented to the provisions of these By-laws, as amended from time to time.

Annex I-1

CERTIFICATE OF DESIGNATION OF SERIES A-1 CONVERTIBLE PREFERRED STOCK OF ALAUNOS THERAPEUTICS, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware, Alaunos Therapeutics, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:

WHEREAS, the Third Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) authorizes the issuance of up to 30,000,000 shares of preferred stock, par value $0.001 per share, of the Corporation (“Preferred Stock”) in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions, and limitations of the shares of such series; and

WHEREAS it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences, and limitations of the shares of such new series.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issue of a series of Preferred Stock and does hereby in this Certificate of Designation (the “Certificate of Designation”) establish and fix and herein state and express the designation, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock as follows:

1. Designation. There shall be a series of Preferred Stock that shall be designated as “Series A-1 Convertible Preferred Stock” (the “Series A Preferred Stock”) and the amount of shares to be issued of such series shall be up to 1,000. Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than that of the Shares then outstanding. The rights, preferences, powers, restrictions, and limitations of the Series A Preferred Stock shall be as set forth herein.

2. Defined Terms. For purposes hereof, the following terms shall have the following meanings:

“Affiliate” has the meaning set forth in Rule 405 promulgated pursuant to the Securities Act.

“Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Date of Issuance, directly or indirectly managed or advised by the holder’s investment manager or any of its affiliates or principals, (ii) any direct or indirect affiliates of the holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) together with the holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Common Stock would or could be aggregated with the holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the holder and all other Attribution Parties to the Maximum Percentage.

“Board” has the meaning set forth in the Recitals.

“Certificate of Designation” has the meaning set forth in the Recitals.

“Certificate of Incorporation” has the meaning set forth in the Recitals.

“Change of Control” means (a) any sale, lease, or transfer or series of sales, leases, or transfers of all or substantially all of the assets of the Corporation; (b) any sale, transfer, or issuance of capital stock by the

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Corporation that results in the inability of the holders of Common Stock (or other voting stock of the Corporation) immediately prior to such sale, transfer, or issuance to designate or elect a majority of the board of directors (or its equivalent) of the Corporation; or (c) any merger, consolidation, recapitalization, or reorganization of the Corporation with or into another Person (whether or not the Corporation is the surviving corporation) that results in the inability of the holders of Common Stock (or other voting stock of the Corporation) immediately prior to such merger, consolidation, recapitalization, or reorganization to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company.

“Common Stock” means the common stock, par value $0.001 per share, of the Corporation.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Corporation” has the meaning set forth in the Preamble.

“Conversion Price” has the meaning set forth in Section 8.1(a).

“Conversion Shares” means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series A Preferred Stock in accordance with the terms of Section 8.

“Daily VWAP” means, for any VWAP Trading Day, the per share volume-weighted average price of the Common Stock on The Nasdaq Capital Market (or the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading) as displayed under the heading “Bloomberg VWAP” on Bloomberg page “PROP <EQUITY> VAP” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or, if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such VWAP Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm selected by the Corporation). The Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.

“Date of Issuance” means, for any Share of Series A Preferred Stock, the date on which the Corporation initially issues such Share (without regard to any subsequent transfer of such Share or reissuance of the certificate(s) representing such Share).

“Deemed Liquidation” has the meaning set forth in Section 5.1(b)

“Dividend Payment Date” has the meaning set forth in Section 4.1.

“Eligible Exchange” means any of The New York Stock Exchange, The NYSE American LLC, The Nasdaq Stock Market, The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (or any of their respective successors).

“Junior Securities” means, collectively, the Common Stock and any other class of securities that is specifically designated as junior to the Series A Preferred Stock.

“Liquidation” has the meaning set forth in Section 5.1(a).

“Liquidation Value” means, with respect to any Share on any given date, $1,000 (as adjusted for any stock splits, stock dividends, recapitalizations, or similar transaction with respect to the Series A Preferred Stock).

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“Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Minimum Price” has the meaning set forth in Nasdaq Rule 5635(d)(1)(A).

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

“Preferred Stock” has the meaning set forth in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Share” means a share of Series A Preferred Stock.

“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Subscription Date” means the date on which a Person enters into a binding agreement with the Corporation to purchase one or more Shares.

“Trading Day” means any day on which (A) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading; and (B) there is no Market Disruption Event, provided that the holder, by written notice to the Corporation, may waive any such Market Disruption Event. If the Common Stock is not so listed or traded, then “Trading Day” means a business day.

“Transfer Agent” means Equiniti Trust Company or any successor thereto, or any substitute transfer agent appointed by the Corporation.

3. Rank. With respect to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, all Shares of the Series A Preferred Stock shall rank senior to all Junior Securities.

4. Dividends.

4.1 Accrual and Payment of Dividends. From and after the Date of Issuance of any Share, cumulative dividends on such Share shall accrue, whether or not declared by the Board and whether or not there are funds legally available for the payment of dividends, on a daily basis in arrears at the rate of 10% per annum on the sum of the Liquidation Value thereof plus all unpaid accrued and accumulated dividends thereon. All accrued dividends on any Share shall be paid in Shares of Series A Preferred Stock or upon a liquidation of the Series A Preferred Stock in accordance with the provisions of Section 5; provided, that to the extent not paid on the last day of March, June, September, and December of each calendar year (each such date, a “Dividend Payment Date”), all accrued dividends on any Share shall accumulate and compound on the applicable Dividend Payment Date whether or not declared by the Board and shall remain accumulated, compounding dividends until

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paid pursuant hereto or converted pursuant to Section 8. All accrued and accumulated dividends on the Shares shall be prior and in preference to any dividend on any Junior Securities and shall be fully declared and paid before any dividends are declared and paid, or any other distributions or redemptions are made, on any Junior Securities, other than to (a) declare or pay any dividend or distribution payable on the Common Stock in shares of Common Stock or (b) repurchase Common Stock held by employees or consultants of the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase.

4.2 Participating Dividends. Subject to Section 4.1, in addition to the dividends accruing on the Series A Preferred Stock pursuant to Section 4.1 hereof, if the Corporation declares or pays a dividend or distribution on the Common Stock, whether such dividend or distribution is payable in cash, securities, or other property, including the purchase or redemption by the Corporation or any of its Subsidiaries of shares of Common Stock for cash, securities, or property, but excluding (i) any dividend or distribution payable on the Common Stock in shares of Common Stock and (ii) any repurchases of Common Stock held by employees or consultants of the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase, the Corporation shall simultaneously declare and pay a dividend on the Series A Preferred Stock on a pro rata basis with the Common Stock determined on an as-converted basis assuming all Shares had been converted pursuant to Section 8 as of immediately prior to the record date of the applicable dividend (or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined).

4.3 Partial Dividend Payments. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued and accumulated with respect to the Series A Preferred Stock, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued and accumulated but unpaid dividends on the Shares held by each such holder.

5. Liquidation.

5.1 Liquidation; Deemed Liquidation.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (collectively with a Deemed Liquidation, a “Liquidation”), the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof, a number of Shares of Series A Preferred Stock equal to the aggregate Liquidation Value of all Shares held by such holder, plus all unpaid accrued and accumulated dividends on all such Shares (whether or not declared).

(b) Deemed Liquidation. The occurrence of a Change of Control (such event, a “Deemed Liquidation”) shall be deemed a Liquidation for purposes of this Section 5. Upon the consummation of any such Deemed Liquidation, the holders of the Series A Preferred Stock shall, in consideration for cancellation of their Shares, be entitled to the same rights such holders are entitled to under this Section 5 upon the occurrence of a Liquidation, including the right to receive the full preferential payment from the Corporation of the amounts payable with respect to the Series A Preferred Stock under Section 5.1(a) hereof. Notwithstanding the foregoing, nothing in this Section 5.1(b) shall limit in any respect the right of any holder of Series A Preferred Stock to elect the benefits of either this Section 5 or Section 8.5(b) in connection with any Change of Control.

5.2 Insufficient Shares of Common Stock. So long as any of the Shares remain outstanding, the Corporation shall at all times have no less than a number of shares of authorized but unissued Common Stock equal to the number of Conversion Shares plus all remaining unpaid dividends payable on the Shares (the “Required Reserve Amount”). If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Corporation will limit any conversion of the Shares by a holder of Shares on a proportional basis with all holders of Shares outstanding (regardless of whether

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any other shares are convertible at such time) to the greatest amount that may be converted until taking corporate action necessary to authorize and reserve a sufficient number of shares of Common Stock, including, without limitation, calling a special meeting of stockholders to authorize additional shares of Common Stock to meet the Corporation’s obligations pursuant to this Certificate of Designation and obtaining stockholder approval of an increase in such authorized number of shares of Common Stock, so that the number of authorized shares of Common Stock is sufficient to meet the Required Reserve Amount.

5.3 Insufficient Assets. If upon any Liquidation (or Deemed Liquidation) the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Shares of Series A Preferred Stock the full preferential amount to which they are entitled under Section 5.1, (a) the holders of the Shares shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Series A Preferred Stock in the aggregate upon such Liquidation (or Deemed Liquidation) if all amounts payable on or with respect to such Shares were paid in full, and (b) the Corporation shall not make or agree to make any payments to the holders of Junior Securities.

5.4 Notice.

(a) Notice Requirement. In the event of any Liquidation (or Deemed Liquidation), the Corporation shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each holder of Shares of Series A Preferred Stock written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash, and property to be received by the holders of Shares upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of Shares of such material change.

(b) Notice Waiting Period. The Corporation shall not consummate any voluntary Liquidation (or Deemed Liquidation) of the Corporation before the expiration of thirty (30) days after the mailing of the initial notice or ten (10) days after the mailing of any subsequent written notice, whichever is later; provided, that any such period may be shortened upon the written consent of the holders of all the outstanding Shares.

6. Voting.

6.1 Voting Generally. Each holder of outstanding Shares of Series A Preferred Stock shall be entitled to vote on an as-converted basis on a 1:1 ratio as Common Stock, with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), and not as a separate class except as specifically provided herein or as otherwise required by law; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Designation. In any such vote, each Share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which the Share is convertible pursuant to Section 8 herein as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent. Each holder of outstanding Shares of Series A Preferred Stock, on an as-converted basis, shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation’s bylaws.

7. Reserved.

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8. Conversion.

8.1 Right to Convert; Automatic Conversion.

(a) Right to Convert/Optional Conversion. Subject to the provisions of this Section 8, at any time and from time to time on or after the Date of Issuance, any holder of Series A Preferred Stock shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of Series A Preferred Stock (including any fraction of a Share) held by such holder along with the aggregate accrued or accumulated and unpaid dividends thereon into an aggregate number of shares of Common Stock (including any fraction of a share) as is determined by (i) multiplying the number of Shares (including any fraction of a Share) to be converted by the Liquidation Value thereof, (ii) adding to the result all accrued and accumulated and unpaid dividends on such Shares to be converted, and then (ii) dividing the result by the Conversion Price in effect immediately prior to such conversion. The initial conversion price per Share (the “Conversion Price”) shall be $2.76.

(b) Automatic Conversion. Subject to the provisions of this Section 8, each share of Series A Preferred Stock shall automatically convert into fully paid and non-assessable Shares, at the Conversion Price, without any action required by the holder of the Series A Preferred Stock, upon the occurrence of a Change of Control.

8.2 Procedures for Conversion; Effect of Conversion.

(a) Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series A Preferred Stock pursuant to Section 8.1(a), a holder shall submit a written election to the Corporation that such holder elects to convert Shares, and the number of Shares elected to be converted. The Corporation shall cause the Conversion Shares to be transmitted by the Transfer Agent to the holder by crediting the account of the holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Transfer Agent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Conversion Shares to or resale of the shares of the Conversion Shares by the holder or (B) the Conversion Shares are eligible for resale by the holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by delivery of a book-entry statement, registered in the Corporation’s share register in the name of the holder or its designee, for the number of Conversion Shares to which the holder is entitled pursuant to such conversion to the address specified by the holder in such written election of conversion by the date that is two (2) Trading Days after the delivery to the Corporation of such election. Upon delivery of such election, the holder shall be deemed for all corporate purposes to have become the holder of record of the Conversion Shares, irrespective of the date of delivery of the Conversion Shares. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

(b) Procedures for Automatic Conversion. Upon satisfaction of the conditions set forth in Section 8.1(b), all outstanding Shares of Series A Preferred Stock shall be converted to the number of shares of Common Stock calculated pursuant to Section 8.1(b) without any further action by the relevant holder of such Shares or the Corporation. As promptly as practicable after satisfaction of the conditions set forth in Section 8.1(b) (but in any event within two (2) Trading Days thereafter), the Corporation shall send each holder of Shares of Series A Preferred Stock written notice of such event. The Corporation shall cause the Conversion Shares to be transmitted by the Transfer Agent to the holder by crediting the account of the holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Transfer Agent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Conversion Shares to or resale of the shares of the Conversion Shares by the holder or (B) the Conversion Shares are eligible for resale by the holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by delivery of a book-entry statement,

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registered in the Corporation’s share register in the name of the holder or its designee, for the number of Conversion Shares to which the holder is entitled pursuant to such conversion to the address in the Corporation’s share register by the date that is two (2) Trading Days after the delivery of the written notice of the event leading to such conversion. Upon delivery of such written notice, the holder shall be deemed for all corporate purposes to have become the holder of record of the Conversion Shares, irrespective of the date of delivery of the Conversion Shares. All shares of Common Stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

(c) Effect of Conversion. All Shares of Series A Preferred Stock converted as provided in this Section 8.2 shall no longer be deemed outstanding as of the effective time of the applicable conversion and all rights with respect to such Shares shall immediately cease and terminate as of such time, other than the right of the holder to receive shares of Common Stock in exchange therefor.

(d) Beneficial Ownership Limitation. Notwithstanding anything to the contrary contained herein, the Corporation shall not effect the conversion of any Shares of Series A Preferred Stock, or otherwise issue shares of Common Stock on account of such Shares of Series A Preferred Stock, and the holder shall not have the right to convert any portion of such Shares of Series A Preferred Stock, pursuant to the terms and conditions of this Certificate of Designation and any such conversion or issuance shall be null and void and treated as if never made, to the extent that after giving effect to such conversion or issuance, the holder together with the other Attribution Parties collectively would beneficially own in the aggregate in excess of 4.99% (the “Maximum Percentage”) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or issuance. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by the holder and the other Attribution Parties shall include the number of shares of Common Stock held by the holder and all other Attribution Parties plus the number of shares of Common Stock issuable upon conversion of, or otherwise on account of, the Shares of Series A Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, unconverted Shares of Series A Preferred Stock beneficially owned by the holder or any of the other Attribution Parties and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including, without limitation, any convertible notes or convertible preferred stock or warrants) beneficially owned by the holder or any other Attribution Party subject to a limitation on conversion or exercise analogous to the limitation contained in this Section. For purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Certificate of Designation, in determining the number of outstanding shares of Common Stock the holder may acquire in connection with its ownership of Shares of Series A Preferred Stock without exceeding the Maximum Percentage, the holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Corporation’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (y) a more recent public announcement by the Corporation or (z) any other written notice by the Corporation or the transfer agent setting forth the number of shares of Common Stock outstanding (the “Reported Outstanding Share Number”). If the Corporation receives a notice from a holder related to the conversion of the Shares of Series A Preferred Stock or any issuance of shares of Common Stock on account of such Shares of Series A Preferred Stock at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number, the Corporation shall promptly notify the holder in writing of the number of shares of Common Stock then outstanding and, to the extent that such conversion or issuance of shares of Common Stock would otherwise cause the holder’s beneficial ownership, as determined pursuant to this Section, to exceed the Maximum Percentage, the holder must notify the Corporation of a reduced number of shares of Common Stock to be issued pursuant to such notice. For any reason at any time, upon the written or oral request of the holder, the Corporation shall within one (1) Trading Day confirm in writing or by electronic mail to the holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the

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Series A Preferred Stock, by the holder and any other Attribution Party since the date as of which the Reported Outstanding Share Number was reported. In the event that the issuance of shares of Common Stock to the holder upon conversion of, or otherwise on account, the Shares of Series A Preferred Stock results in the holder and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the holder’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the holder shall not have the power to vote or to transfer the Excess Shares. Upon delivery of a written notice to the Corporation, a holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% and not less than 4.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Corporation and (ii) any such increase or decrease will apply only to the holder and the other Attribution Parties and not to any other holder of Shares of Series A Preferred Stock that is not an Attribution Party of the holder. For purposes of clarity, the shares of Common Stock issuable pursuant to the terms of this Certificate of Designation in excess of the Maximum Percentage shall not be deemed to be beneficially owned by the holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act. No prior inability to convert the shares of Preferred Stock or receive shares on account of such shares of Series A Preferred Stock pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of convertibility. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor holder of any Shares of Series A Preferred Stock.

8.3 Reserved.

8.4 No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Preferred Stock pursuant to Section 8.1 shall be made without payment of additional consideration by, or other charge, cost, or tax to, the holder in respect thereof.

8.5 Adjustment to Conversion Price and Number of Conversion Shares. In order to prevent dilution of the conversion rights granted under this Section 8, the Conversion Price and the number of Conversion Shares issuable on conversion of the Shares of Series A Preferred Stock shall be subject to adjustment from time to time as provided in this Section 8.5.

(a) Adjustment to Conversion Price and Conversion Shares upon Dividend, Subdivision, or Combination of Common Stock. If the Corporation shall, at any time or from time to time after the Date of Issuance, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Corporation payable in shares of Common Stock or in Options or Convertible Securities (other than dividends payable on the Shares pursuant to Section 4.1(a)), or (ii) subdivide (by any stock split, recapitalization, or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution, or subdivision shall be proportionately reduced and the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock shall be proportionately increased. If the Corporation at any time combines (by combination, reverse stock split, or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased and the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock shall be proportionately decreased. Any adjustment under this Section 8.5(a) shall become effective at the close of business on the date the dividend, subdivision, or combination becomes effective.

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(b) Adjustment to Conversion Price and Conversion Shares upon Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Corporation, (ii) reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Corporation with or into another Person, (iv) sale of all or substantially all of the Corporation’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 8.5(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, each Share of Series A Preferred Stock shall, immediately after such reorganization, reclassification, consolidation, merger, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Conversion Shares then convertible for such Share, be exercisable for the kind and number of shares of stock or other securities or assets of the Corporation or of the successor Person resulting from such transaction to which such Share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, or similar transaction if the Share had been converted in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Conversion Shares then issuable hereunder as a result of such conversion (without taking into account any limitations or restrictions on the convertibility of such Share, if any); and, in such case, appropriate adjustment shall be made with respect to such holder’s rights under this Certificate of Designation to ensure that the provisions of this Section 8 hereof shall thereafter be applicable, as nearly as possible, to the Series A Preferred Stock in relation to any shares of stock, securities, or assets thereafter acquirable upon conversion of Series A Preferred Stock (including, in the case of any consolidation, merger, sale, or similar transaction in which the successor or purchasing Person is other than the Corporation, an immediate adjustment in the Conversion Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale, or similar transaction, and a corresponding immediate adjustment to the number of Conversion Shares acquirable upon conversion of the Series A Preferred Stock without regard to any limitations or restrictions on conversion, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger, sale, or similar transaction). The provisions of this Section 8.5(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, or similar transactions. The Corporation shall not effect any such reorganization, reclassification, consolidation, merger, sale, or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Corporation) resulting from such reorganization, reclassification, consolidation, merger, sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Certificate of Designation, the obligation to deliver to the holders of Series A Preferred Stock such shares of stock, securities, or assets which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon conversion of the Series A Preferred Stock. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 8.5(b), each holder of Shares of Series A Preferred Stock shall have the right to elect prior to the consummation of such event or transaction, to give effect to the provisions of Section 5.1(b) (if applicable to such event or transaction) or Section 8 hereunder, instead of giving effect to the provisions contained in this Section 8.5(b) with respect to such holder’s Series A Preferred Stock.

(c) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than five (5) days thereafter, the Corporation shall furnish to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Corporation of a written request by any holder of Series A Preferred Stock, but in any event not later than five (5) days

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thereafter, the Corporation shall furnish to such holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities, or assets then issuable to such holder upon conversion of the Shares of Series A Preferred Stock held by such holder.

(d) Notices. In the event:

(i) that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation’s assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation, or winding-up of the Corporation;

then, and in each such case, the Corporation shall send or cause to be sent to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) at least ten (10) days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent, or other right or action, and a description of such dividend, distribution, or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Conversion Shares.

9. Reissuance of Series A Preferred Stock. Any Shares of Series A Preferred Stock converted or otherwise acquired by the Corporation or any Subsidiary shall be cancelled and retired as authorized and issued shares of capital stock of the Corporation and no such Shares shall thereafter be reissued, sold, or transferred.

10. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such holder’s address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 10).

11. Amendment and Waiver. No provision of this Certificate of Designation may be amended, modified, or waived except by an instrument in writing executed by the Corporation and the holders of a majority of the Shares of Series A Preferred Stock outstanding, and any such written amendment, modification, or waiver

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will be binding upon the Corporation and each holder of Series A Preferred Stock; provided, further, that no amendment, modification, or waiver of the terms or relative priorities of the Series A Preferred Stock may be accomplished by the merger, consolidation, or other transaction of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders in accordance with this Section 11.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its authorized officer on April 11, 2025.

ALAUNOS THERAPEUTICS, INC.

By:	/s/ Melinda Lackey
Name: Melinda Lackey
Title: SVP Legal

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CERTIFICATE OF DESIGNATION OF SERIES A-2 CONVERTIBLE PREFERRED STOCK OF ALAUNOS THERAPEUTICS, INC.

Pursuant to Section 151 of the General Corporation Law of the State of Delaware, Alaunos Therapeutics, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof, does hereby submit the following:

WHEREAS, the Third Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) authorizes the issuance of up to 30,000,000 shares of preferred stock, par value $0.001 per share, of the Corporation (“Preferred Stock”) in one or more series, and expressly authorizes the Board of Directors of the Corporation (the “Board”), subject to limitations prescribed by law, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions, and limitations of the shares of such series; and

WHEREAS it is the desire of the Board to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences, and limitations of the shares of such new series.

NOW, THEREFORE, BE IT RESOLVED, that the Board does hereby provide for the issue of a series of Preferred Stock and does hereby in this Certificate of Designation (the “Certificate of Designation”) establish and fix and herein state and express the designation, rights, preferences, powers, restrictions, and limitations of such series of Preferred Stock as follows:

1. Designation. There shall be a series of Preferred Stock that shall be designated as “Series A-2 Convertible Preferred Stock” (the “Series A Preferred Stock”) and the amount of shares to be issued of such series shall be up to 1,000. Such number of shares may be increased or decreased by resolution of the Board; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than that of the Shares then outstanding. The rights, preferences, powers, restrictions, and limitations of the Series A Preferred Stock shall be as set forth herein.

2. Defined Terms. For purposes hereof, the following terms shall have the following meanings:

“Affiliate” has the meaning set forth in Rule 405 promulgated pursuant to the Securities Act.

“Board” has the meaning set forth in the Recitals.

“Certificate of Designation” has the meaning set forth in the Recitals.

“Certificate of Incorporation” has the meaning set forth in the Recitals.

“Change of Control” means (a) any sale, lease, or transfer or series of sales, leases, or transfers of all or substantially all of the assets of the Corporation; (b) any sale, transfer, or issuance of capital stock by the Corporation that results in the inability of the holders of Common Stock (or other voting stock of the Corporation) immediately prior to such sale, transfer, or issuance to designate or elect a majority of the board of directors (or its equivalent) of the Corporation; or (c) any merger, consolidation, recapitalization, or reorganization of the Corporation with or into another Person (whether or not the Corporation is the surviving corporation) that results in the inability of the holders of Common Stock (or other voting stock of the Corporation) immediately prior to such merger, consolidation, recapitalization, or reorganization to designate or elect a majority of the board of directors (or its equivalent) of the resulting entity or its parent company.

“Common Stock” means the common stock, par value $0.001 per share, of the Corporation.

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“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Corporation” has the meaning set forth in the Preamble.

“Conversion Price” has the meaning set forth in Section 8.1(a).

“Conversion Shares” means the shares of Common Stock or other capital stock of the Corporation then issuable upon conversion of the Series A Preferred Stock in accordance with the terms of Section 8.

“Daily VWAP” means, for any VWAP Trading Day, the per share volume-weighted average price of the Common Stock on The Nasdaq Capital Market (or the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading) as displayed under the heading “Bloomberg VWAP” on Bloomberg page “PROP <EQUITY> VAP” (or, if such page is not available, its equivalent successor page) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such VWAP Trading Day (or, if such volume-weighted average price is unavailable, the market value of one share of Common Stock on such VWAP Trading Day, determined, using a volume-weighted average price method, by a nationally recognized independent investment banking firm selected by the Corporation). The Daily VWAP will be determined without regard to after-hours trading or any other trading outside of the regular trading session.

“Date of Issuance” means, for any Share of Series A Preferred Stock, the date on which the Corporation initially issues such Share (without regard to any subsequent transfer of such Share or reissuance of the certificate(s) representing such Share).

“Deemed Liquidation” has the meaning set forth in Section 5.1(b)

“Dividend Payment Date” has the meaning set forth in Section 4.1.

“Eligible Exchange” means any of The New York Stock Exchange, The NYSE American LLC, The Nasdaq Stock Market, The Nasdaq Capital Market, The Nasdaq Global Market or The Nasdaq Global Select Market (or any of their respective successors).

“Junior Securities” means, collectively, the Common Stock and any other class of securities that is specifically designated as junior to the Series A Preferred Stock.

“Liquidation” has the meaning set forth in Section 5.1(a).

“Liquidation Value” means, with respect to any Share on any given date, $1,000 (as adjusted for any stock splits, stock dividends, recapitalizations, or similar transaction with respect to the Series A Preferred Stock).

“Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

“Minimum Price” has the meaning set forth in Nasdaq Rule 5635(d)(1)(A).

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“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association, or other entity.

“Preferred Stock” has the meaning set forth in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder, which shall be in effect at the time.

“Share” means a share of Series A Preferred Stock.

“Subsidiary” means, with respect to any Person, any other Person of which a majority of the outstanding shares or other equity interests having the power to vote for directors or comparable managers are owned, directly or indirectly, by the first Person.

“Subscription Date” means the date on which a Person enters into a binding agreement with the Corporation to purchase one or more Shares.

“Trading Day” means any day on which (A) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal, in terms of volume, Eligible Exchange on which the Common Stock is listed for trading; and (B) there is no Market Disruption Event, provided that the holder, by written notice to the Corporation, may waive any such Market Disruption Event. If the Common Stock is not so listed or traded, then “Trading Day” means a business day.

“Transfer Agent” means Equiniti Trust Company or any successor thereto, or any substitute transfer agent appointed by the Corporation.

3. Rank. With respect to payment of dividends and distribution of assets upon liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, all Shares of the Series A Preferred Stock shall rank senior to all Junior Securities.

4. Dividends.

4.1 Accrual and Payment of Dividends. From and after the Date of Issuance of any Share, cumulative dividends on such Share shall accrue, whether or not declared by the Board and whether or not there are funds legally available for the payment of dividends, on a daily basis in arrears at the rate of 10% per annum on the sum of the Liquidation Value thereof plus all unpaid accrued and accumulated dividends thereon. All accrued dividends on any Share shall be paid in Shares of Series A Preferred Stock or upon a liquidation of the Series A Preferred Stock in accordance with the provisions of Section 5; provided, that to the extent not paid on the last day of March, June, September, and December of each calendar year (each such date, a “Dividend Payment Date”), all accrued dividends on any Share shall accumulate and compound on the applicable Dividend Payment Date whether or not declared by the Board and shall remain accumulated, compounding dividends until paid pursuant hereto or converted pursuant to Section 8. All accrued and accumulated dividends on the Shares shall be prior and in preference to any dividend on any Junior Securities and shall be fully declared and paid before any dividends are declared and paid, or any other distributions or redemptions are made, on any Junior Securities, other than to (a) declare or pay any dividend or distribution payable on the Common Stock in shares of Common Stock or (b) repurchase Common Stock held by employees or consultants of the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase.

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4.2 Participating Dividends. Subject to Section 4.1, in addition to the dividends accruing on the Series A Preferred Stock pursuant to Section 4.1 hereof, if the Corporation declares or pays a dividend or distribution on the Common Stock, whether such dividend or distribution is payable in cash, securities, or other property, including the purchase or redemption by the Corporation or any of its Subsidiaries of shares of Common Stock for cash, securities, or property, but excluding (i) any dividend or distribution payable on the Common Stock in shares of Common Stock and (ii) any repurchases of Common Stock held by employees or consultants of the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase, the Corporation shall simultaneously declare and pay a dividend on the Series A Preferred Stock on a pro rata basis with the Common Stock determined on an as-converted basis assuming all Shares had been converted pursuant to Section 8 as of immediately prior to the record date of the applicable dividend (or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined).

4.3 Partial Dividend Payments. Except as otherwise provided herein, if at any time the Corporation pays less than the total amount of dividends then accrued and accumulated with respect to the Series A Preferred Stock, such payment shall be distributed pro rata among the holders thereof based upon the aggregate accrued and accumulated but unpaid dividends on the Shares held by each such holder.

5. Liquidation.

5.1 Liquidation; Deemed Liquidation.

(a) Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (collectively with a Deemed Liquidation, a “Liquidation”), the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof, a number of Shares of Series A Preferred Stock equal to the aggregate Liquidation Value of all Shares held by such holder, plus all unpaid accrued and accumulated dividends on all such Shares (whether or not declared).

(b) Deemed Liquidation. The occurrence of a Change of Control (such event, a “Deemed Liquidation”) shall be deemed a Liquidation for purposes of this Section 5. Upon the consummation of any such Deemed Liquidation, the holders of the Series A Preferred Stock shall, in consideration for cancellation of their Shares, be entitled to the same rights such holders are entitled to under this Section 5 upon the occurrence of a Liquidation, including the right to receive the full preferential payment from the Corporation of the amounts payable with respect to the Series A Preferred Stock under Section 5.1(a) hereof. Notwithstanding the foregoing, nothing in this Section 5.1(b) shall limit in any respect the right of any holder of Series A Preferred Stock to elect the benefits of either this Section 5 or Section 8.5(b) in connection with any Change of Control.

5.2 Insufficient Shares of Common Stock. So long as any of the Shares remain outstanding, the Corporation shall at all times have no less than a number of shares of authorized but unissued Common Stock equal to the number of Conversion Shares plus all remaining unpaid dividends payable on the Shares (the “Required Reserve Amount”). If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Corporation will limit any conversion of the Shares by a holder of Shares on a proportional basis with all holders of Shares outstanding (regardless of whether any other shares are convertible at such time) to the greatest amount that may be converted until taking corporate action necessary to authorize and reserve a sufficient number of shares of Common Stock, including, without limitation, calling a special meeting of stockholders to authorize additional shares of Common Stock to meet the Corporation’s obligations pursuant to this Certificate of Designation and obtaining stockholder approval of an increase in such authorized number of shares of Common Stock, so that the number of authorized shares of Common Stock is sufficient to meet the Required Reserve Amount.

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5.3 Insufficient Assets. If upon any Liquidation (or Deemed Liquidation) the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Shares of Series A Preferred Stock the full preferential amount to which they are entitled under Section 5.1, (a) the holders of the Shares shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective full preferential amounts which would otherwise be payable in respect of the Series A Preferred Stock in the aggregate upon such Liquidation (or Deemed Liquidation) if all amounts payable on or with respect to such Shares were paid in full, and (b) the Corporation shall not make or agree to make any payments to the holders of Junior Securities.

5.4 Notice.

(a) Notice Requirement. In the event of any Liquidation (or Deemed Liquidation), the Corporation shall, within ten (10) days of the date the Board approves such action, or no later than twenty (20) days of any stockholders’ meeting called to approve such action, or within twenty (20) days of the commencement of any involuntary proceeding, whichever is earlier, give each holder of Shares of Series A Preferred Stock written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash, and property to be received by the holders of Shares upon consummation of the proposed action and the date of delivery thereof. If any material change in the facts set forth in the initial notice shall occur, the Corporation shall promptly give written notice to each holder of Shares of such material change.

(b) Notice Waiting Period. The Corporation shall not consummate any voluntary Liquidation (or Deemed Liquidation) of the Corporation before the expiration of thirty (30) days after the mailing of the initial notice or ten (10) days after the mailing of any subsequent written notice, whichever is later; provided, that any such period may be shortened upon the written consent of the holders of all the outstanding Shares.

6. Voting.

6.1 Voting Generally. Each holder of outstanding Shares of Series A Preferred Stock shall be entitled to vote on an as-converted basis on a 1:1 ratio as Common Stock, with holders of outstanding shares of Common Stock, voting together as a single class, with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration (whether at a meeting of stockholders of the Corporation, by written action of stockholders in lieu of a meeting or otherwise), and not as a separate class except as specifically provided herein or as otherwise required by law; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Designation. In any such vote, each Share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which the Share is convertible pursuant to Section 8 herein as of the record date for such vote or written consent or, if there is no specified record date, as of the date of such vote or written consent. Each holder of outstanding Shares of Series A Preferred Stock, on an as-converted basis, shall be entitled to notice of all stockholder meetings (or requests for written consent) in accordance with the Corporation’s bylaws.

7. Reserved.

8. Conversion.

8.1 Right to Convert; Automatic Conversion.

(a) Right to Convert/Optional Conversion. Subject to the provisions of this Section 8, at any time and from time to time on or after the Date of Issuance, any holder of Series A Preferred Stock shall have the right by written election to the Corporation to convert all or any portion of the outstanding Shares of

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Series A Preferred Stock (including any fraction of a Share) held by such holder along with the aggregate accrued or accumulated and unpaid dividends thereon into an aggregate number of shares of Common Stock (including any fraction of a share) as is determined by (i) multiplying the number of Shares (including any fraction of a Share) to be converted by the Liquidation Value thereof, (ii) adding to the result all accrued and accumulated and unpaid dividends on such Shares to be converted, and then (ii) dividing the result by the Conversion Price in effect immediately prior to such conversion. The initial conversion price per Share (the “Conversion Price”) shall be $4.49.

(b) Automatic Conversion. Subject to the provisions of this Section 8, each share of Series A Preferred Stock shall automatically convert into fully paid and non-assessable Shares, at the Conversion Price, without any action required by the holder of the Series A Preferred Stock, upon the occurrence of a Change of Control.

8.2 Procedures for Conversion; Effect of Conversion.

(a) Procedures for Holder Conversion. In order to effectuate a conversion of Shares of Series A Preferred Stock pursuant to Section 8.1(a), a holder shall submit a written election to the Corporation that such holder elects to convert Shares, and the number of Shares elected to be converted. The Corporation shall cause the Conversion Shares to be transmitted by the Transfer Agent to the holder by crediting the account of the holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Transfer Agent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Conversion Shares to or resale of the shares of the Conversion Shares by the holder or (B) the Conversion Shares are eligible for resale by the holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by delivery of a book-entry statement, registered in the Corporation’s share register in the name of the holder or its designee, for the number of Conversion Shares to which the holder is entitled pursuant to such conversion to the address specified by the holder in such written election of conversion by the date that is two (2) Trading Days after the delivery to the Corporation of such election. Upon delivery of such election, the holder shall be deemed for all corporate purposes to have become the holder of record of the Conversion Shares, irrespective of the date of delivery of the Conversion Shares. All shares of capital stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

(b) Procedures for Automatic Conversion. Upon satisfaction of the conditions set forth in Section 8.1(b), all outstanding Shares of Series A Preferred Stock shall be converted to the number of shares of Common Stock calculated pursuant to Section 8.1(b) without any further action by the relevant holder of such Shares or the Corporation. As promptly as practicable after satisfaction of the conditions set forth in Section 8.1(b) (but in any event within two (2) Trading Days thereafter), the Corporation shall send each holder of Shares of Series A Preferred Stock written notice of such event. The Corporation shall cause the Conversion Shares to be transmitted by the Transfer Agent to the holder by crediting the account of the holder’s or its designee’s balance account with The Depository Trust Company through its DWAC system if the Transfer Agent is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Conversion Shares to or resale of the shares of the Conversion Shares by the holder or (B) the Conversion Shares are eligible for resale by the holder without volume or manner-of-sale limitations pursuant to Rule 144, and otherwise by delivery of a book-entry statement, registered in the Corporation’s share register in the name of the holder or its designee, for the number of Conversion Shares to which the holder is entitled pursuant to such conversion to the address in the Corporation’s share register by the date that is two (2) Trading Days after the delivery of the written notice of the event leading to such conversion. Upon delivery of such written notice, the holder shall be deemed for all corporate purposes to have become the holder of record of the Conversion Shares, irrespective of the date of delivery of the Conversion Shares. All shares of Common Stock issued hereunder by the Corporation shall be duly and validly issued, fully paid, and nonassessable, free and clear of all taxes, liens, charges, and encumbrances with respect to the issuance thereof.

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(c) Effect of Conversion. All Shares of Series A Preferred Stock converted as provided in this Section 8.2 shall no longer be deemed outstanding as of the effective time of the applicable conversion and all rights with respect to such Shares shall immediately cease and terminate as of such time, other than the right of the holder to receive shares of Common Stock in exchange therefor.

8.3 Reserved.

8.4 No Charge or Payment. The issuance of certificates for shares of Common Stock upon conversion of Shares of Series A Preferred Stock pursuant to Section 8.1 shall be made without payment of additional consideration by, or other charge, cost, or tax to, the holder in respect thereof.

8.5 Adjustment to Conversion Price and Number of Conversion Shares. In order to prevent dilution of the conversion rights granted under this Section 8, the Conversion Price and the number of Conversion Shares issuable on conversion of the Shares of Series A Preferred Stock shall be subject to adjustment from time to time as provided in this Section 8.5.

(a) Adjustment to Conversion Price and Conversion Shares upon Dividend, Subdivision, or Combination of Common Stock. If the Corporation shall, at any time or from time to time after the Date of Issuance, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Corporation payable in shares of Common Stock or in Options or Convertible Securities (other than dividends payable on the Shares pursuant to Section 4.1(a)), or (ii) subdivide (by any stock split, recapitalization, or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to any such dividend, distribution, or subdivision shall be proportionately reduced and the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock shall be proportionately increased. If the Corporation at any time combines (by combination, reverse stock split, or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased and the number of Conversion Shares issuable upon conversion of the Series A Preferred Stock shall be proportionately decreased. Any adjustment under this Section 8.5(a) shall become effective at the close of business on the date the dividend, subdivision, or combination becomes effective.

(b) Adjustment to Conversion Price and Conversion Shares upon Reorganization, Reclassification, Consolidation, or Merger. In the event of any (i) capital reorganization of the Corporation, (ii) reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Corporation with or into another Person, (iv) sale of all or substantially all of the Corporation’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 8.5(a)), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities, or assets with respect to or in exchange for Common Stock, each Share of Series A Preferred Stock shall, immediately after such reorganization, reclassification, consolidation, merger, sale, or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Conversion Shares then convertible for such Share, be exercisable for the kind and number of shares of stock or other securities or assets of the Corporation or of the successor Person resulting from such transaction to which such Share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale, or similar transaction if the Share had been converted in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, or similar transaction and acquired the applicable number of Conversion Shares then issuable hereunder as a result of such conversion (without taking into account any limitations or restrictions on the convertibility of such Share, if any); and, in such case, appropriate adjustment shall be made with respect to such holder’s rights under this Certificate of Designation to ensure that the provisions of this Section 8 hereof shall thereafter be applicable, as nearly as possible, to the Series A Preferred Stock in relation to any shares of stock, securities, or assets thereafter acquirable upon conversion of Series A Preferred Stock (including, in the case of any consolidation, merger, sale, or similar transaction in which the successor or purchasing Person is other than the Corporation, an

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immediate adjustment in the Conversion Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale, or similar transaction, and a corresponding immediate adjustment to the number of Conversion Shares acquirable upon conversion of the Series A Preferred Stock without regard to any limitations or restrictions on conversion, if the value so reflected is less than the Conversion Price in effect immediately prior to such consolidation, merger, sale, or similar transaction). The provisions of this Section 8.5(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, or similar transactions. The Corporation shall not effect any such reorganization, reclassification, consolidation, merger, sale, or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Corporation) resulting from such reorganization, reclassification, consolidation, merger, sale, or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Certificate of Designation, the obligation to deliver to the holders of Series A Preferred Stock such shares of stock, securities, or assets which, in accordance with the foregoing provisions, such holders shall be entitled to receive upon conversion of the Series A Preferred Stock. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 8.5(b), each holder of Shares of Series A Preferred Stock shall have the right to elect prior to the consummation of such event or transaction, to give effect to the provisions of Section 5.1(b) (if applicable to such event or transaction) or Section 8 hereunder, instead of giving effect to the provisions contained in this Section 8.5(b) with respect to such holder’s Series A Preferred Stock.

(c) Certificate as to Adjustment.

(i) As promptly as reasonably practicable following any adjustment of the Conversion Price, but in any event not later than five (5) days thereafter, the Corporation shall furnish to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(ii) As promptly as reasonably practicable following the receipt by the Corporation of a written request by any holder of Series A Preferred Stock, but in any event not later than five (5) days thereafter, the Corporation shall furnish to such holder a certificate of an executive officer certifying the Conversion Price then in effect and the number of Conversion Shares or the amount, if any, of other shares of stock, securities, or assets then issuable to such holder upon conversion of the Shares of Series A Preferred Stock held by such holder.

(d) Notices. In the event:

(i) that the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

(ii) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, any consolidation or merger of the Corporation with or into another Person, or sale of all or substantially all of the Corporation’s assets to another Person; or

(iii) of the voluntary or involuntary dissolution, liquidation, or winding-up of the Corporation;

then, and in each such case, the Corporation shall send or cause to be sent to each holder of record of Series A Preferred Stock at the address specified for such holder in the books and records of the Corporation (or at such other address as may be provided to the Corporation in writing by such holder) at least ten (10) days prior to the

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applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent, or other right or action, and a description of such dividend, distribution, or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Corporation shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon conversion of the Series A Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, and the amount per share and character of such exchange applicable to the Series A Preferred Stock and the Conversion Shares.

9. Reissuance of Series A Preferred Stock. Any Shares of Series A Preferred Stock converted or otherwise acquired by the Corporation or any Subsidiary shall be cancelled and retired as authorized and issued shares of capital stock of the Corporation and no such Shares shall thereafter be reissued, sold, or transferred.

10. Notices. Except as otherwise provided herein, all notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent (a) to the Corporation, at its principal executive offices and (b) to any stockholder, at such holder’s address at it appears in the stock records of the Corporation (or at such other address for a stockholder as shall be specified in a notice given in accordance with this Section 10).

11. Amendment and Waiver. No provision of this Certificate of Designation may be amended, modified, or waived except by an instrument in writing executed by the Corporation and the holders of a majority of the Shares of Series A Preferred Stock outstanding, and any such written amendment, modification, or waiver will be binding upon the Corporation and each holder of Series A Preferred Stock; provided, further, that no amendment, modification, or waiver of the terms or relative priorities of the Series A Preferred Stock may be accomplished by the merger, consolidation, or other transaction of the Corporation with another corporation or entity unless the Corporation has obtained the prior written consent of the holders in accordance with this Section 11.

[Signature Page Follows]

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IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its authorized officer on June 24, 2025.

ALAUNOS THERAPEUTICS, INC.

By:	/s/ Melinda Lackey
Name: Melinda Lackey
Title: Secretary

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Annex I-2

ALAUNOS THERAPEUTICS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES B NON-VOTING CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Alaunos Therapeutics, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on October 12, 2026, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.001 per share, which is designated as “Series B Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as Preferred Stock, consisting of 30,000,000 shares, $0.001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a new series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of 105,286 shares of “Series B Non-Voting Convertible Preferred Stock” pursuant to the terms of the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Valkyrie Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Corporation, Valkyrie Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Corporation, and Velaris Therapeutics, Inc., a Delaware corporation (the “Merger Agreement”), and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:

TERMS OF SERIES B NON-VOTING CONVERTIBLE PREFERRED STOCK

1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act of 1933, as amended.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6.5.4.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the

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foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Corporation.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series B Non-Voting Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of shares of Series B Non-Voting Preferred Stock.

“Operating Plan” means the “Operating Plan” as defined in the Merger Agreement, as the same may be amended or supplemented from time to time in accordance with the terms of the Merger Agreement, a copy of which is on file at the principal executive offices of the Corporation and will be furnished by the Corporation to any Holder upon request.

“Parent Legacy Business” has the meaning set forth in the Merger Agreement.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

2. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series B Non-Voting Convertible Preferred Stock (the “Series B Non-Voting Preferred Stock”) and the number of shares so designated shall be 105,286. Each share of Series B Non-Voting Preferred Stock shall have a par value of $0.001 per share.

3. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series B Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series B Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

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4. Voting Rights.

4.1 Except as otherwise provided herein or as otherwise required by the DGCL, the Series B Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series B Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Non-Voting Preferred Stock: (i) alter or change adversely the powers, preferences or rights given to the Series B Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Second Amended and Restated By-Laws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, in each case, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series B Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series B Non-Voting Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series B Non-Voting Preferred Stock, (iii) at any time while at least 30% of the originally issued Series B Non-Voting Preferred Stock remains issued and outstanding, (A) consummate (I) any Fundamental Transaction (as defined below) or (II) any merger or consolidation of the Corporation with or into another entity or any stock sale to, or other business combination in which the stockholders of the Corporation immediately before such transaction do not hold at least a majority of the capital stock of the Corporation immediately after such transaction, (B) increase or decrease the size of the Board of Directors of the Corporation, (C) adopt, amend or repeal any written delegation of authority policy, corporate authority matrix or similar document, framework or schedule (including with respect to the approval of any budget) unless such adoption, amendment or repeal has been approved by the unanimous vote of the Board of Directors of the Corporation, (D) terminate or replace the Corporation’s registered independent public accounting firm, independent compensation consultant or corporate counsel, or (E)(1) use, or permit any of its subsidiaries to use, any portion of the proceeds received in connection with the financing described in the Merger Agreement to fund the Parent Legacy Business in excess of the amounts contemplated by the Merger Agreement, (2) use, or permit any of its Subsidiaries to use, any portion of such proceeds to declare or pay any dividend or other distribution on, or to redeem or repurchase, any shares of capital stock of the Corporation, or to repay any indebtedness owed to any director, officer or Affiliate of the Corporation, or (3) take, or permit any of its Subsidiaries to take, any action that would constitute a material deviation from the Operating Plan, (iv) prior to the Stockholder Approval (as defined below), amend, waive or modify the Merger Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval, or (v) enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series B Non-Voting Preferred Stock shall be entitled to the same voting rights as each other holder of Common Stock, except that such holders may not vote such shares upon the proposal for Stockholder Approval in accordance with Rule 5635 of the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”).

4.2 Any vote required or permitted under Section 4.1 or Section 4.3 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the outstanding shares of Series B Non-Voting Preferred Stock.

4.3 Election of Directors.

4.3.1 From and after the Conversion Approval (as defined below), for so long as at least 30% of the originally issued Series B Non-Voting Preferred Stock remains issued and outstanding, (i) the holders of record of the shares of Series B Non-Voting Preferred Stock, exclusively and voting together as a separate class on an as-converted to Common Stock basis, shall be entitled to elect two directors of the Corporation (the “Preferred Directors”); and (ii) the holders of record of the shares of Common Stock and of any other class or series of voting stock (other than the Series B Non-Voting Preferred Stock), exclusively and voting together as a

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single class on an as-converted to Common Stock basis, shall be entitled to elect the balance of the total number of directors of the Corporation (the “At-Large Directors”); provided, however, that, effective as of the Conversion Approval and without any further action by the holders of Series B Non-Voting Preferred Stock, the Company Designee and the Series B Designee (each as defined in the Merger Agreement) then serving as directors of the Corporation (including any such individual whose appointment to the Board of Directors becomes effective at the time of the Conversion Approval) shall be deemed to have been elected by the holders of Series B Non-Voting Preferred Stock pursuant to this Section 4.3.1 as the initial Preferred Directors. As used herein, “Conversion Approval” means the approval of the Preferred Stock Conversion Proposal (as defined in the Merger Agreement) by the requisite vote of the Corporation’s stockholders, whether or not the Authorized Share Increase has then been approved.

4.3.2 Any Preferred Director elected or deemed elected as provided in Section 4.3.1 may be removed without cause by, and only by, the affirmative vote of the holders of a majority of the shares of the Series B Non-Voting Preferred Stock, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders.

4.3.3 If the holders of shares of the Series B Non-Voting Preferred Stock fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors pursuant to Section 4.3.1 (and to the extent any of such directorships is not otherwise filled by a director deemed elected in accordance with the proviso in Section 4.3.1), then any directorship not so filled shall remain vacant until such time as the holders of the Series B Non-Voting Preferred Stock fill such directorship in accordance with Section 4.3.1. Any vacancy in the directorship of a Preferred Director, whether resulting from death, resignation, removal or otherwise, may be filled only by the affirmative vote or written consent of the holders of a majority of the then outstanding shares of Series B Non-Voting Preferred Stock or by a majority of the Preferred Directors then in office, even if less than a quorum, or by a sole remaining Preferred Director.

4.3.4 At any meeting held for the purpose of electing a Preferred Director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the Series B Non-Voting Preferred Stock shall constitute a quorum for the purpose of electing such Preferred Director.

4.3.5 Upon the termination of the right of the holders of Series B Non-Voting Preferred Stock to elect Preferred Directors pursuant to Section 4.3.1, each Preferred Director then in office shall continue to serve as a director of the Corporation until the next annual meeting of stockholders of the Corporation at which directors are elected and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.

5. Rank; Liquidation.

5.1 The Series B Non-Voting Preferred Stock shall rank on parity with the Common Stock and the Corporation’s Series C Non-Voting Convertible Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

5.2 Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series B Non-Voting Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared on but unpaid to such shares. If, upon any such Liquidation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series B Non-Voting Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to the Holders and the holders of Common Stock in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

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6. Conversion.

6.1 Reserved.

6.2 Conversion at Option of Holder. Subject to Section 6.4 and Section 6.5.3, each share of Series B Non-Voting Preferred Stock then outstanding shall be convertible, at any time and from time to time following the earlier of (i) 5:00 p.m. Eastern time on the third Business Day after the date that the Corporation’s stockholders approve the conversion of the Series B Non-Voting Preferred Stock into shares of Common Stock in accordance with Nasdaq listing rules and an amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock to a number sufficient to permit the conversion in full of all then outstanding shares of Series B Non-Voting Convertible Preferred Stock and Series C Non-Voting Convertible Preferred Stock (disregarding for such purpose any Beneficial Ownership Limitations) (the “Authorized Share Increase”), as set forth in Section 5.1 of the Merger Agreement (the “Stockholder Approval”), and (ii) solely for purposes of effecting a cash settlement pursuant to Section 6.5.3, the date that is six months after the initial issuance of the Series B Non-Voting Preferred Stock, at the option of the Holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation (each, an “Optional Conversion”). Holders shall effect Optional Conversions and cash settlement requests under Section 6.5.3 by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation; provided, that the original certificate(s) (if any) representing such shares of Series B Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such shares of Series B Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

6.3 Conversion Ratio. The “Conversion Ratio” for each share of Series B Non-Voting Preferred Stock shall be 1,000 shares of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series B Non-Voting Preferred Stock (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.

6.4 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of any share of Series B Non-Voting Preferred Stock, and a Holder shall not have the right to convert any portion of the Series B Non-Voting Preferred Stock pursuant to Section 6.2, and any such conversion shall be null and void ab initio and treated as if the conversion had not been made, to the extent that, immediately prior to or following such attempted conversion set forth on an applicable Notice of Conversion with respect to the Series B Non-Voting Preferred Stock, such Holder (or any of such Holder’s Affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Holder or whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock held and/or beneficially owned by the Holder together with the Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Series B Non-Voting Preferred Stock subject to the Notice of Conversion,

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with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series B Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including, without limitation, any convertible notes, convertible stock or warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.4, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding (such issued and outstanding shares, the “Reported Outstanding Share Number”). Upon the written request of a Holder (which may be by email), the Corporation shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via email) the number of shares of Common Stock then outstanding. The Holder may disclose to the Corporation the number of shares of Common Stock that it, together with the Attribution Parties holds and/or beneficially owns and has the right to acquire through the exercise of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to submitting a Notice of Conversion for the relevant shares (a “Report”). If the Corporation receives a Report in connection with a Notice of Conversion from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number such that Notice of Conversion would cause the Holder’s, together with its Affiliates and any member of a Section 13(d) group, beneficial ownership, as determined pursuant to this Section 6.4, to exceed the Beneficial Ownership Limitation, then the Corporation shall notify the Holder in writing of the number of shares of Common Stock then outstanding and such reduced number of the Series B Non-Voting Preferred Stock as may be converted in accordance with this Section 6.4. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series B Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at the discretion of each Holder to a percentage designated by such Holder in writing to the Corporation between 0% and 19.99% of the number of shares of the Common Stock outstanding or deemed to be outstanding as of the applicable measurement date, and such percentage shall be set at 19.99% for any Holder that does not make such designation. The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. In the event that the issuance of Common Stock to the Holder upon conversion pursuant to a Notice of Conversion results in the Holder, together with the Attribution Parties, being deemed to beneficially own, in the aggregate, more than the Beneficial Ownership Limitation of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s, together with the Attribution Parties’, aggregate beneficial ownership exceeds the Beneficial Ownership Limitation (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder and/or the Attribution Parties shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Corporation shall, as soon as reasonably practicable, return to the Holder any shares of Series B Non-Voting Preferred Stock submitted for conversion in respect of the Excess Shares. Notwithstanding the foregoing, by written notice to the Corporation (email being sufficient), (i) the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.99%, which increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Corporation, and (ii) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage provided that such decrease shall not become

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effective until the later of (x) 5:00 p.m. Eastern time on the third Business Day after the date of the Stockholder Approval and (y) if Stockholder Approval is not obtained within six months after the initial issuance of the Series B Non-Voting Preferred Stock, the date that is three Business Days after the date that is six months after the initial issuance of the Series B Non-Voting Preferred Stock. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.99%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6.4. Notwithstanding the foregoing, (x) at any time following notice of a Fundamental Transaction, the Holder may waive and/or change the Beneficial Ownership Limitation effective immediately upon written notice to the Corporation and may reinstitute a Beneficial Ownership Limitation at any time thereafter effective immediately upon written notice to the Corporation and (y) at any time that the beneficial ownership of shares of Common Stock of a Holder (together with any of such Holder’s Attribution Parties) is equal to or less than 9.00% of the number of shares of Common Stock outstanding as of any given date, then such Holder’s Beneficial Ownership Limitation shall automatically be set to 9.99%. The provisions of this Section 6.4 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the Series B Non-Voting Preferred Stock in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by such Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.

6.5 Mechanics of Conversion.

6.5.1 Delivery of Certificate or Electronic Issuance. Upon Optional Conversion pursuant to Section 6.2, not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series B Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series B Non-Voting Preferred Stock, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series B Non-Voting Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series B Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation.

6.5.2 Obligation Absolute. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series B Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, in the event a Holder shall elect to convert any or all of its Series B Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any

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violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series B Non-Voting Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series B Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, issue Conversion Shares upon a properly noticed conversion.

6.5.3 Cash Settlement. If, at any time after the earlier of (i) Stockholder Approval and (ii) six months after the initial issuance of the Series B Non-Voting Preferred Stock, the Corporation fails to deliver to a Holder such certificate or certificates, or electronically deliver (or instruct its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.5.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval (but, prior to the Stockholder Approval, disregarding for such purpose any Beneficial Ownership Limitation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.5.1, the Corporation shall, at the request of the Holder, pay an amount of cash by wire transfer of immediately available funds equal to the Fair Value (as defined below) of such undelivered shares of Common Stock that would have been issuable upon the conversion of such Holder’s Series B Non-Voting Preferred Stock based on the Conversion Ratio, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Corporation’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however, that such request shall be presumed to have been made by such Holder if Stockholder Approval shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Corporation. For purposes of this Section 6.5.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Common Stock is listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Corporation. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.5.3 shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval (but, prior to the Stockholder Approval (including the Authorized Share Increase), disregarding for such purpose any Beneficial Ownership Limitation)), including due to limitations set forth in Section 6.5.5, the lack of obtaining Stockholder Approval, or due to applicable Trading Market rules.

6.5.4 Buy-In on Failure to Timely Deliver Certificates. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.5.1 (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Corporation or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series B Non-Voting Preferred Stock equal to the number of shares of Series B Non-Voting Preferred Stock submitted for conversion or deliver

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to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series B Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series B Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.5.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series B Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1.

6.5.5 Reservation of Shares Issuable Upon Conversion. The Corporation covenants that at all times from and after the effectiveness of the Authorized Share Increase (which the Corporation shall cause to become effective promptly, and in any event within two (2) Business Days, following the Stockholder Approval) it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Non-Voting Preferred Stock, free from preemptive rights or any other actual or contingent purchase rights of Persons other than the Holders of the Series B Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series B Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6.5.6 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series B Non-Voting Preferred Stock, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional shares of Common Stock that a Holder of Series B Non-Voting Preferred Stock would otherwise be entitled to receive shall be aggregated with all fractional shares of Common Stock issuable to such Holder and any remaining fractional shares shall be rounded up to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Non-Voting Preferred Stock the Holder seeks to convert into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

6.5.7 Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series B Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series B Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

6.6 Status as Stockholder. Upon each Conversion Date, (i) the shares of Series B Non-Voting Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series B Non-Voting Preferred Stock shall cease and terminate,

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excepting only the right to receive certificates for such shares of Common Stock or cash in accordance with Section 6.5.3 and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series B Non-Voting Preferred Stock. In no event shall the Series B Non-Voting Preferred Stock convert into shares of Common Stock prior to the Stockholder Approval.

7. Certain Adjustments.

7.1 Stock Dividends and Stock Splits. If the Corporation, at any time while this Series B Non-Voting Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series B Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Corporation). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

7.2 Fundamental Transaction. If, at any time while this Series B Non-Voting Preferred Stock is outstanding, in one or more related transactions, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer by the Corporation is completed pursuant to which more than 50% of the Common Stock not held by the Corporation is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange (other than as a result of a dividend, subdivision or combination covered by Section 7.1) pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series B Non-Voting Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any Beneficial Ownership Limitation), the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if such conversion of Series B Non-Voting Preferred Stock had occurred immediately prior to such Fundamental Transaction (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series B Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing

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provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and ensuring that this Series B Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close and shall simultaneously file a Current Report on Form 8-K disclosing such notice.

7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

8. Redemption. The shares of Series B Non-Voting Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.

9. Transfer. A Holder may transfer any shares of Series B Non-Voting Preferred Stock, in whole or in part, together with the accompanying rights set forth herein, held by such Holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series B Non-Voting Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any shares of Series B Non-Voting Preferred Stock shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.

10. Series B Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Section 11), a register for the Series B Non-Voting Preferred Stock, in which the Corporation shall record (i) the name, address, and electronic mail address of each holder in whose name the shares of Series B Non-Voting Preferred Stock have been issued and (ii) the name, address, and electronic mail address of each transferee of any shares of Series B Non-Voting Preferred Stock. The Corporation may deem and treat the registered Holder of shares of Series B Non-Voting Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series B Non-Voting Preferred Stock or his, her or its legal representatives.

11. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of shares of Series B Non-Voting Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the DGCL, and shall be deemed sent upon such mailing or electronic transmission.

12. Book-Entry; Certificates. The Series B Non-Voting Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series B Non-Voting Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such Holder representing such Holder’s shares of Series B Non-Voting Preferred Stock. To the extent that any shares of Series B Non-Voting Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

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13. Lost or Mutilated Series B Non-Voting Preferred Stock Certificate. If a Holder’s Series B Non-Voting Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Non-Voting Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

14. Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series B Non-Voting Preferred Stock granted hereunder may be waived as to all shares of Series B Non-Voting Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series B Non-Voting Preferred Stock then outstanding; provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership Limitation, cannot be modified, waived or terminated without the consent of such Holder; provided further that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).

15. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

16. Status of Converted Series B Non-Voting Preferred Stock. If any shares of Series B Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall, to the fullest extent permitted by applicable law, be retired and cancelled upon such acquisition, and shall not be reissued as a share of Series B Non-Voting Preferred Stock. Any share of Series B Non-Voting Preferred Stock so acquired shall, upon its retirement and cancellation, and upon the taking of any action required by applicable law, resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series B Non-Voting Preferred Stock.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Alaunos Therapeutics, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Stock to be duly executed by its Chief Executive Officer on October 13, 2026.

ALAUNOS THERAPEUTICS, INC.

By:	/s/ Holger Weis
Name: Holger Weis
Title: Chief Executive Officer

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES B NON-VOTING CONVERTIBLE PREFERRED STOCK OR, IF APPLICABLE, TO ELECT CASH SETTLEMENT OF SUCH SHARES)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series B Non-Voting Preferred Stock indicated below, represented in book-entry form, into shares of common stock, par value $0.001 per share (the “Common Stock”), of Alaunos Therapeutics, Inc., a Delaware corporation (the “Corporation”), as of the date written below or, if applicable, elects cash settlement of such shares pursuant to Section 6.5.3 of the Certificate of Designation. If securities are to be issued in the name of (or cash is to be paid to) a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Secretary of State of the State of Delaware on October 13, 2026.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series B Non-Voting Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series B Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.4 of the Certificate of Designation, does not exceed the Beneficial Ownership Limitation applicable to the undersigned Holder. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission.

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CONVERSION CALCULATIONS:

Date to Effect Conversion:

Number of shares of Series B Non-Voting Preferred Stock owned prior to Conversion:

Number of shares of Series B Non-Voting Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:

Broker No.: _________________________________

Account No.: ________________________________

[HOLDER]

By:

Name:

Title:

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Annex I-3

ALAUNOS THERAPEUTICS, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES,

RIGHTS AND LIMITATIONS

OF

SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Alaunos Therapeutics, Inc., a Delaware corporation (the “Corporation”), that the following resolution was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), at a meeting duly called and held on October 12, 2026, which resolution provides for the creation of a series of the Corporation’s Preferred Stock, par value $0.001 per share, which is designated as “Series C Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Corporation.

WHEREAS: the Third Amended and Restated Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”), provides for a class of its authorized stock known as Preferred Stock, consisting of 30,000,000 shares, $0.001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a new series of Preferred Stock of the Corporation be, and hereby is authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of 276,117 shares of “Series C Non-Voting Convertible Preferred Stock” pursuant to the terms of (A) the Agreement and Plan of Merger, dated as of the date hereof, by and among the Corporation, Valkyrie Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Corporation, Valkyrie Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Corporation, and Velaris Therapeutics, Inc., a Delaware corporation (the “Merger Agreement”), and (B) the Securities Purchase Agreement, dated as of the date hereof, by and among the Corporation and the initial Holders (as defined below) (the “Purchase Agreement”), and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:

TERMS OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK

1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act of 1933, as amended.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing Sale Price” means, for any security as of any date, the last closing trade price for such security immediately prior to 4:00 p.m., New York City time, on the principal Trading Market where such security is listed or traded, as reported by Bloomberg, L.P. (or an equivalent, reliable reporting service), or if the

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foregoing do not apply, the last trade price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, L.P., or, if no last trade price is reported for such security by Bloomberg, L.P., the average of the bid prices of any market makers for such security as reported on the OTC Pink Market by OTC Markets Group, Inc. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as determined in good faith by the Board of Directors of the Corporation.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series C Non-Voting Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of shares of Series C Non-Voting Preferred Stock.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

2. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Corporation’s Series C Non-Voting Convertible Preferred Stock (the “Series C Non-Voting Preferred Stock”) and the number of shares so designated shall be 276,117. Each share of Series C Non-Voting Preferred Stock shall have a par value of $0.001 per share.

3. Dividends. Holders shall be entitled to receive, and the Corporation shall pay, dividends on shares of the Series C Non-Voting Preferred Stock (on an as-if-converted-to-Common-Stock basis, without regard to the Beneficial Ownership Limitation (as defined below)) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock. Other than as set forth in the previous sentence, no other dividends shall be paid on shares of Series C Non-Voting Preferred Stock, and the Corporation shall pay no dividends (other than dividends payable in the form of Common Stock) on shares of the Common Stock unless it simultaneously complies with the previous sentence.

4. Voting Rights.

4.1 Except as otherwise provided herein or as otherwise required by the DGCL, the Series C Non-Voting Preferred Stock shall have no voting rights. However, as long as any shares of Series C Non-Voting Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote of the Holders of a majority of the then outstanding shares of the Series C Non-Voting Preferred Stock: (i) alter or change adversely

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the powers, preferences or rights given to the Series C Non-Voting Preferred Stock or alter or amend this Certificate of Designation, amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Second Amended and Restated By-Laws of the Corporation, or file any articles of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, in each case, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Non-Voting Preferred Stock, regardless of whether any of the foregoing actions shall be by means of amendment to the Certificate of Incorporation or by merger, consolidation, recapitalization, reclassification, conversion or otherwise, (ii) issue further shares of Series C Non-Voting Preferred Stock or increase or decrease (other than by conversion) the number of authorized shares of Series C Non-Voting Preferred Stock, (iii) prior to the Stockholder Approval (as defined below), amend, waive or modify the Merger Agreement in any manner that would be reasonably likely to prevent, impede or materially delay the Stockholder Approval or the Automatic Conversion (as defined below), or (iv) enter into any agreement with respect to any of the foregoing. Holders of shares of Common Stock acquired upon the conversion of shares of Series C Non-Voting Preferred Stock shall be entitled to the same voting rights as each other holder of Common Stock, except that such holders may not vote such shares upon the proposal for Stockholder Approval in accordance with Rule 5635 of the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”).

4.2 Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting, provided that the consent is executed by Holders representing a majority of the outstanding shares of Series C Non-Voting Preferred Stock.

5. Rank; Liquidation.

5.1 The Series C Non-Voting Preferred Stock shall rank on parity with the Common Stock and the Corporation’s Series B Non-Voting Convertible Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntarily or involuntarily.

5.2 Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation the same amount that a holder of Common Stock would receive if the Series C Non-Voting Preferred Stock were fully converted (disregarding for such purpose any Beneficial Ownership Limitations) to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared on but unpaid to such shares. If, upon any such Liquidation, the assets of the Corporation shall be insufficient to pay the Holders of shares of the Series C Non-Voting Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Corporation shall be distributed ratably to the Holders and the holders of Common Stock in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Corporation expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

6. Conversion.

6.1 Automatic Conversion on Stockholder Approval. Effective as of 5:00 p.m. Eastern time on the third Business Day after the date that the Corporation’s stockholders approve the conversion of the Series C Non-Voting Preferred Stock into shares of Common Stock in accordance with Nasdaq listing rules and an amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock to a number sufficient to permit the conversion in full of all then outstanding shares of Series B Non-Voting Convertible Preferred Stock and Series C Non-Voting Convertible Preferred Stock (disregarding for such purpose any Beneficial Ownership Limitations) (the “Authorized Share Increase”), as set forth in Section 5.14 of the Purchase Agreement and Section 5.1 of the Merger Agreement (the “Stockholder Approval”), each share

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of Series C Non-Voting Preferred Stock then outstanding shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined below), subject to the Beneficial Ownership Limitation (the “Automatic Conversion”). The Corporation shall inform each Holder of the occurrence of the Stockholder Approval and the effective date of the Automatic Conversion within one Business Day of such Stockholder Approval via a Current Report on Form 8-K publicly disclosing the same. In determining the application of the Beneficial Ownership Limitations solely with respect to the Automatic Conversion, the Corporation shall calculate beneficial ownership for each Holder assuming beneficial ownership by such Holder of: (x) the number of shares of Common Stock issuable to such Holder in such Automatic Conversion, plus (y) any additional shares of Common Stock for which a Holder has provided the Corporation with prior written notice of beneficial ownership within 30 days prior to the date of Stockholder Approval (a “Beneficial Ownership Statement”) and assuming the conversion of all shares of Series C Non-Voting Preferred Stock held by all other Holders less the aggregate number of shares of Series C Non-Voting Preferred Stock held by all other Holders that will not convert into shares of Common Stock on account of the application of any Beneficial Ownership Limitations applicable to any such other Holders. If a Holder fails to provide the Corporation with a Beneficial Ownership Statement within 30 days prior to the date of Stockholder Approval, then the Corporation shall presume the Holder’s beneficial ownership of Common Stock (excluding the Conversion Shares) to be zero. The shares of Series C Non-Voting Preferred Stock that are converted in the Automatic Conversion are referred to as the “Converted Stock”. For the avoidance of doubt, any shares of Series C Non-Voting Preferred Stock that are not automatically converted pursuant to the Automatic Conversion as a result of a Beneficial Ownership Limitation shall remain outstanding until such shares of Series C Non-Voting Preferred Stock are converted pursuant to Section 6.2. The Conversion Shares shall be issued as follows:

6.1.1 Converted Stock that is registered in book entry form shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Conversion Shares, which shares shall be issued in book entry form and without any action on the part of the Holders and shall be delivered to the Holders within one Business Day of the effectiveness of the Automatic Conversion.

6.1.2 Converted Stock that is issued in certificated form shall be deemed converted into the corresponding Conversion Shares on the date of Automatic Conversion and the Holder’s rights as a holder of such shares of Converted Stock shall cease and terminate on such date, excepting only the right to receive the Conversion Shares. The Corporation shall deliver or cause to be delivered to such Holder documentation of the book entry for the number of Conversion Shares being acquired promptly following the Automatic Conversion. Without delaying the delivery of the Conversion Shares, the Holder shall, as soon as practicable following the effectiveness of the Automatic Conversion, tender to the Corporation (or its designated agent) the stock certificate(s) (duly endorsed) representing such certificated Converted Stock.

6.1.3 Notwithstanding the cancellation of the Converted Stock upon the Automatic Conversion, Holders of Converted Stock shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert the Converted Stock.

6.2 Conversion at Option of Holder. Subject to Section 6.1, Section 6.4 and Section 6.5.3, each share of Series C Non-Voting Preferred Stock then outstanding shall be convertible, at any time and from time to time following the earlier of (i) 5:00 p.m. Eastern time on the third Business Day after the date that the Stockholder Approval is obtained by the Corporation, and (ii) solely for purposes of effecting a cash settlement pursuant to Section 6.5.3, the date that is six months after the initial issuance of the Series C Non-Voting Preferred Stock, at the option of the Holder thereof, into a number of shares of Common Stock equal to the Conversion Ratio, subject to the Beneficial Ownership Limitation (each, an “Optional Conversion”). Holders shall effect Optional Conversions and cash settlement requests under Section 6.5.3 by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”), duly completed and executed. Provided the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”)

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Fast Automated Securities Transfer program, the Notice of Conversion may specify, at the Holder’s election, whether the applicable Conversion Shares shall be credited to the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission system (a “DWAC Delivery”). The date on which an Optional Conversion shall be deemed effective (the “Conversion Date”) shall be the Trading Day that the Notice of Conversion, completed and executed, is sent via email to, and received during regular business hours by, the Corporation; provided, that the original certificate(s) (if any) representing such shares of Series C Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation within two (2) Trading Days thereafter. In all other cases, the Conversion Date shall be defined as the Trading Day on which the original certificate(s) (if any) representing such shares of Series C Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion, are received by the Corporation. The calculations set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error.

6.3 Conversion Ratio. The “Conversion Ratio” for each share of Series C Non-Voting Preferred Stock shall be 1,000 shares of Common Stock issuable upon the conversion (the “Conversion”) of each share of Series C Non-Voting Preferred Stock (corresponding to a ratio of 1,000:1), subject to adjustment as provided herein.

6.4 Beneficial Ownership Limitation. Notwithstanding anything herein to the contrary, the Corporation shall not effect any conversion of any share of Series C Non-Voting Preferred Stock, including pursuant to Section 6.1, and a Holder shall not have the right to convert any portion of the Series C Non-Voting Preferred Stock pursuant to Section 6.2, and any such conversion shall be null and void ab initio and treated as if the conversion had not been made, to the extent that, immediately prior to or following such attempted conversion set forth on an applicable Notice of Conversion with respect to the Series C Non-Voting Preferred Stock, such Holder (or any of such Holder’s Affiliates or any other Person who would be a beneficial owner of Common Stock beneficially owned by the Holder or whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) or Section 16 of the Exchange Act and the applicable rules and regulations of the Commission, including any “group” of which the Holder is a member (the foregoing, “Attribution Parties”)) would beneficially own a number of shares of Common Stock in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Holder and its Attribution Parties shall include the number of shares of Common Stock held and/or beneficially owned by the Holder together with the Attribution Parties plus the number of shares of Common Stock issuable upon conversion of the Series C Non-Voting Preferred Stock subject to the Notice of Conversion or the Automatic Conversion, as applicable, with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series C Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including, without limitation, any convertible notes, convertible stock or warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to and would exceed a limitation on conversion or exercise similar to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.4, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission, and the terms “beneficial ownership” and “beneficially own” have the meanings ascribed to such terms therein. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. For purposes of this Section 6.4, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (A) the Corporation’s most recent periodic or annual filing with the Commission, as the case may be, (B) a more recent public announcement by the Corporation that is filed with the Commission, or (C) a more recent notice by the Corporation or the Corporation’s transfer agent to the Holder setting forth the number of shares of Common Stock then outstanding (such issued and outstanding shares, the “Reported Outstanding Share Number”). Upon the written request of a Holder (which may be by email), the Corporation shall, within two (2) Trading Days thereof, confirm in writing to such Holder (which may be via

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email) the number of shares of Common Stock then outstanding. The Holder may disclose to the Corporation the number of shares of Common Stock that it, together with the Attribution Parties holds and/or beneficially owns and has the right to acquire through the exercise of derivative securities and any limitations on exercise or conversion analogous to the limitation contained herein contemporaneously or immediately prior to submitting a Notice of Conversion for the relevant shares (a “Report”). If the Corporation receives a Report in connection with a Notice of Conversion from the Holder at a time when the actual number of outstanding shares of Common Stock is less than the Reported Outstanding Share Number such that Notice of Conversion would cause the Holder’s, together with its Affiliates and any member of a Section 13(d) group, beneficial ownership, as determined pursuant to this Section 6.4, to exceed the Beneficial Ownership Limitation, then the Corporation shall notify the Holder in writing of the number of shares of Common Stock then outstanding and such reduced number of the Series C Non-Voting Preferred Stock as may be converted in accordance with this Section 6.4. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any actual conversion or exercise of securities of the Corporation, including shares of Series C Non-Voting Preferred Stock, by such Holder or its Attribution Parties since the date as of which such number of outstanding shares of Common Stock was last publicly reported or confirmed to the Holder. The “Beneficial Ownership Limitation” shall initially be set at the discretion of each Holder to a percentage designated by such Holder on its signature page to the Purchase Agreement or otherwise between 0% and 19.99% of the number of shares of the Common Stock outstanding or deemed to be outstanding as of the applicable measurement date, and such percentage shall be set at 19.99% for any Holder that does not make such designation in the Purchase Agreement or otherwise. The Corporation shall be entitled to rely on representations made to it by the Holder in any Notice of Conversion regarding its Beneficial Ownership Limitation. In the event that the issuance of Common Stock to the Holder upon conversion pursuant to a Notice of Conversion results in the Holder, together with the Attribution Parties, being deemed to beneficially own, in the aggregate, more than the Beneficial Ownership Limitation of the number of outstanding shares of Common Stock (as determined under Section 13(d) of the Exchange Act), the number of shares so issued by which the Holder’s, together with the Attribution Parties’, aggregate beneficial ownership exceeds the Beneficial Ownership Limitation (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and the Holder and/or the Attribution Parties shall not have the power to vote or to transfer the Excess Shares. As soon as reasonably practicable after the issuance of the Excess Shares has been deemed null and void, the Corporation shall, as soon as reasonably practicable, return to the Holder any shares of Series C Non-Voting Preferred Stock submitted for conversion in respect of the Excess Shares. Notwithstanding the foregoing, by written notice to the Corporation (email being sufficient), (i) the Holder may reset the Beneficial Ownership Limitation percentage to a higher percentage, not to exceed 19.99%, which increase will not be effective until the sixty-first (61st) day after such written notice is delivered to the Corporation, and (ii) the Holder may reset the Beneficial Ownership Limitation percentage to a lower percentage provided that such decrease shall not become effective until the later of (x) 5:00 p.m. Eastern time on the third Business Day after the date of the Stockholder Approval and (y) if Stockholder Approval is not obtained within six months after the initial issuance of the Series C Non-Voting Preferred Stock, the date that is three Business Days after the date that is six months after the initial issuance of the Series C Non-Voting Preferred Stock. Upon such a change by a Holder of the Beneficial Ownership Limitation, not to exceed 19.99%, the Beneficial Ownership Limitation may not be further amended by such Holder without first providing the minimum notice required by this Section 6.4. Notwithstanding the foregoing, with respect to any Holder whose Beneficial Ownership Limitation is in excess of 15.00%, at any time that the beneficial ownership of shares of Common Stock of a Holder (together with any of such Holder’s Attribution Parties) is equal to or less than 9.00% of the number of shares of Common Stock outstanding as of any given date, then such Holder’s Beneficial Ownership Limitation shall automatically be set to 9.99%. The provisions of this Section 6.4 shall be construed, corrected and implemented in a manner so as to effectuate the intended Beneficial Ownership Limitation herein contained and the shares of Common Stock underlying the Series C Non-Voting Preferred Stock in excess of the Beneficial Ownership Limitation shall not be deemed to be beneficially owned by the Holder for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the Exchange Act.

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6.5 Mechanics of Conversion.

6.5.1 Delivery of Certificate or Electronic Issuance. Upon Optional Conversion pursuant to Section 6.2, not later than two (2) Trading Days after the applicable Conversion Date, or if the Holder requests the issuance of physical certificate(s), two (2) Trading Days after receipt by the Corporation of the original certificate(s) representing such shares of Series C Non-Voting Preferred Stock being converted, duly endorsed, and the accompanying Notice of Conversion (the “Share Delivery Date”), the Corporation shall either: (a) deliver, or cause to be delivered, to the converting Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series C Non-Voting Preferred Stock, or (b) in the case of a DWAC Delivery (if so requested by the Holder), electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system. If in the case of any Notice of Conversion such certificate or certificates for the Conversion Shares are not delivered to or as directed by or, in the case of a DWAC Delivery, such shares are not electronically delivered to or as directed by, the applicable Holder by the Share Delivery Date, the applicable Holder shall be entitled to elect to rescind such Notice of Conversion by written notice to the Corporation at any time on or before its receipt of such certificate or certificates for Conversion Shares or electronic receipt of such shares, as applicable, in which event the Corporation shall promptly return to such Holder any original Series C Non-Voting Preferred Stock certificate delivered to the Corporation and such Holder shall promptly return to the Corporation any Common Stock certificates or otherwise direct the return of any shares of Common Stock delivered to the Holder through the DWAC system, representing the shares of Series C Non-Voting Preferred Stock unsuccessfully tendered for conversion to the Corporation.

6.5.2 Obligation Absolute. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, the Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series C Non-Voting Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares. Subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, in the event a Holder shall elect to convert any or all of its Series C Non-Voting Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series C Non-Voting Preferred Stock of such Holder shall have been sought and obtained by the Corporation, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the value of the Conversion Shares into which would be converted the Series C Non-Voting Preferred Stock which is subject to such injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall, subject to Section 6.4 and subject to Holder’s right to rescind a Notice of Conversion pursuant to Section 6.5.1, issue Conversion Shares upon a properly noticed conversion.

6.5.3 Cash Settlement. If, at any time after the earlier of (i) Stockholder Approval and (ii) six months after the initial issuance of the Series C Non-Voting Preferred Stock, the Corporation fails to deliver to a Holder such certificate or certificates, or electronically deliver (or instruct its transfer agent to electronically deliver) such shares in the case of a DWAC Delivery, pursuant to Section 6.5.1 on or prior to the third (3rd) Trading Day after the Share Delivery Date applicable to such conversion (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval (but, prior to the Stockholder Approval,

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disregarding for such purpose any Beneficial Ownership Limitation), then, unless the Holder has rescinded the applicable Notice of Conversion pursuant to Section 6.5.1, the Corporation shall, at the request of the Holder, pay an amount of cash by wire transfer of immediately available funds equal to the Fair Value (as defined below) of such undelivered shares of Common Stock that would have been issuable upon the conversion of such Holder’s Series C Non-Voting Preferred Stock based on the Conversion Ratio, with such payment to be made within two Business Days from the date of request by the Holder, whereupon the Corporation’s obligations to deliver such shares underlying the Notice of Conversion shall be extinguished upon payment in full of the Fair Value of such undelivered shares; provided, however, that such request shall be presumed to have been made by such Holder if Stockholder Approval shall not have been obtained prior to the date on which the Notice of Conversion is delivered to the Corporation. For purposes of this Section 6.5.3, the “Fair Value” of shares shall be fixed with reference to the last reported Closing Sale Price on the principal Trading Market on which the Common Stock is listed as of the Trading Day immediately prior to the date on which the Notice of Conversion is delivered to the Corporation. For the avoidance of doubt, the cash settlement provisions set forth in this Section 6.5.3 shall be available irrespective of the reason for the Corporation’s failure to timely deliver Conversion Shares (other than a failure caused by (i) materially incorrect or incomplete information provided by Holder to the Corporation or (ii) the application of the Beneficial Ownership Limitation after Stockholder Approval (but, prior to the Stockholder Approval (including the Authorized Share Increase), disregarding for such purpose any Beneficial Ownership Limitation)), including due to limitations set forth in Section 6.5.5, the lack of obtaining Stockholder Approval, or due to applicable Trading Market rules.

6.5.4 Buy-In on Failure to Timely Deliver Certificates. If the Corporation fails to deliver to a Holder the applicable certificate or certificates or to effect a DWAC Delivery, as applicable, by the Share Delivery Date pursuant to Section 6.5.1 (other than a failure caused by materially incorrect or incomplete information provided by Holder to the Corporation or the application of the Beneficial Ownership Limitation), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount by which (x) such Holder’s total purchase price (including any brokerage commissions) for the shares of Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Series C Non-Voting Preferred Stock equal to the number of shares of Series C Non-Voting Preferred Stock submitted for conversion or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1. For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series C Non-Voting Preferred Stock with respect to which the actual sale price (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice, within three (3) Trading Days after the occurrence of a Buy-In, indicating the amounts payable to such Holder in respect of such Buy-In together with applicable confirmations and other evidence reasonably requested by the Corporation. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series C Non-Voting Preferred Stock as required pursuant to the terms hereof or the cash settlement remedy set forth in Section 6.5.3; provided, however, that the Holder shall not be entitled to both (i) require the reissuance of the shares of Series C Non-Voting Preferred Stock submitted for conversion for which such conversion was not timely honored and (ii) receive the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6.5.1.

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6.5.5 Reservation of Shares Issuable Upon Conversion. The Corporation covenants that at all times from and after the effectiveness of the Authorized Share Increase (which the Corporation shall cause to become effective promptly, and in any event within two (2) Business Days, following the Stockholder Approval) it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C Non-Voting Preferred Stock, free from preemptive rights or any other actual or contingent purchase rights of Persons other than the Holders of the Series C Non-Voting Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 7) upon the conversion of all outstanding shares of Series C Non-Voting Preferred Stock. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6.5.6 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series C Non-Voting Preferred Stock, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional shares of Common Stock that a Holder of Series C Non-Voting Preferred Stock would otherwise be entitled to receive shall be aggregated with all fractional shares of Common Stock issuable to such Holder and any remaining fractional shares shall be rounded up to the nearest whole share. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series C Non-Voting Preferred Stock the Holder seeks to convert into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

6.5.7 Transfer Taxes. The issuance of certificates for shares of the Common Stock upon conversion of the Series C Non-Voting Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of such shares of Series C Non-Voting Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

6.6 Status as Stockholder. Upon each Conversion Date, (i) the shares of Series C Non-Voting Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of such converted shares of Series C Non-Voting Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock or cash in accordance with Section 6.5.3 and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Corporation’s failure to convert Series C Non-Voting Preferred Stock. In no event shall the Series C Non-Voting Preferred Stock convert into shares of Common Stock prior to the Stockholder Approval.

7. Certain Adjustments.

7.1 Stock Dividends and Stock Splits. If the Corporation, at any time while this Series C Non-Voting Preferred Stock is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series C Non-Voting Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the

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Corporation). Any adjustment made pursuant to this Section 7.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

7.2 Fundamental Transaction. If, at any time while this Series C Non-Voting Preferred Stock is outstanding, in one or more related transactions, (A) the Corporation effects any merger or consolidation of the Corporation with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which the Corporation is the surviving or continuing entity and its Common Stock is not exchanged for or converted into other securities, cash or property), (B) the Corporation effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer by the Corporation is completed pursuant to which more than 50% of the Common Stock not held by the Corporation is exchanged for or converted into other securities, cash or property, or (D) the Corporation effects any reclassification of the Common Stock or any compulsory share exchange (other than as a result of a dividend, subdivision or combination covered by Section 7.1) pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent conversion of this Series C Non-Voting Preferred Stock the Holders shall have the right to receive, in lieu of the right to receive Conversion Shares, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any Beneficial Ownership Limitation), the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if such conversion of Series C Non-Voting Preferred Stock had occurred immediately prior to such Fundamental Transaction (the “Alternate Consideration”). For purposes of any such subsequent conversion, the determination of the Conversion Ratio shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall adjust the Conversion Ratio in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series C Non-Voting Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Corporation or surviving entity in such Fundamental Transaction shall file a new certificate of designations with the same terms and conditions and issue to the Holders new preferred stock consistent with the foregoing provisions and evidencing the Holders’ right to convert such preferred stock into Alternate Consideration. The terms of any agreement to which the Corporation is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 7.2 and ensuring that this Series C Non-Voting Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. The Corporation shall cause to be delivered to each Holder, at its last address as it shall appear upon the stock books of the Corporation, written notice of any Fundamental Transaction at least 20 calendar days prior to the date on which such Fundamental Transaction is expected to become effective or close and shall simultaneously file a Current Report on Form 8-K disclosing such notice.

7.3 Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

8. Redemption. The shares of Series C Non-Voting Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by law, nor shall the foregoing limit the Holder’s rights under Section 6.5.3.

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9. Transfer. A Holder may transfer any shares of Series C Non-Voting Preferred Stock, in whole or in part, together with the accompanying rights set forth herein, held by such Holder without the consent of the Corporation; provided that such transfer is in compliance with applicable securities laws. The Corporation shall in good faith (i) do and perform, or cause to be done and performed, all such further acts and things, and (ii) execute and deliver all such other agreements, certificates, instruments and documents, in each case, as any holder of Series C Non-Voting Preferred Stock may reasonably request in order to carry out the intent and accomplish the purposes of this Section 9. The transferee of any shares of Series C Non-Voting Preferred Stock shall be subject to the Beneficial Ownership Limitation applicable to the transferor as of the time of such transfer.

10. Series C Non-Voting Preferred Stock Register. The Corporation shall maintain at its principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the Holders in accordance with Section 11), a register for the Series C Non-Voting Preferred Stock, in which the Corporation shall record (i) the name, address, and electronic mail address of each holder in whose name the shares of Series C Non-Voting Preferred Stock have been issued and (ii) the name, address, and electronic mail address of each transferee of any shares of Series C Non-Voting Preferred Stock. The Corporation may deem and treat the registered Holder of shares of Series C Non-Voting Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Corporation shall keep the register open and available at all times during business hours for inspection by any holder of Series C Non-Voting Preferred Stock or his, her or its legal representatives.

11. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of shares of Series C Non-Voting Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the DGCL, and shall be deemed sent upon such mailing or electronic transmission.

12. Book-Entry; Certificates. The Series C Non-Voting Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series C Non-Voting Preferred Stock be issued in certificated form, the Corporation will instead issue a stock certificate to such Holder representing such Holder’s shares of Series C Non-Voting Preferred Stock. To the extent that any shares of Series C Non-Voting Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

13. Lost or Mutilated Series C Non-Voting Preferred Stock Certificate. If a Holder’s Series C Non-Voting Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series C Non-Voting Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

14. Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Corporation or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series C Non-Voting Preferred Stock granted hereunder may be waived as to all shares of Series C Non-Voting Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series C Non-Voting Preferred Stock then outstanding; provided, however, that the Beneficial Ownership Limitation applicable to a Holder, and any provisions contained herein that are related to such Beneficial Ownership

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Limitation, cannot be modified, waived or terminated without the consent of such Holder; provided further that any proposed waiver that would, by its terms, have a disproportionate and materially adverse effect on any Holder shall require the consent of such Holder(s).

15. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

16. Status of Converted Series C Non-Voting Preferred Stock. If any shares of Series C Non-Voting Preferred Stock shall be converted or redeemed by the Corporation, such shares shall, to the fullest extent permitted by applicable law, be retired and cancelled upon such acquisition, and shall not be reissued as a share of Series C Non-Voting Preferred Stock. Any share of Series C Non-Voting Preferred Stock so acquired shall, upon its retirement and cancellation, and upon the taking of any action required by applicable law, resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C Non-Voting Preferred Stock.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Alaunos Therapeutics, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock to be duly executed by its Chief Executive Officer on October 13, 2026.

ALAUNOS THERAPEUTICS, INC.

By:	/s/ Holger Weis
Name: Holger Weis
Title: Chief Executive Officer

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ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK OR, IF APPLICABLE, TO ELECT CASH SETTLEMENT OF SUCH SHARES)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series C Non-Voting Preferred Stock indicated below, represented in book-entry form, into shares of common stock, par value $0.001 per share (the “Common Stock”), of Alaunos Therapeutics, Inc., a Delaware corporation (the “Corporation”), as of the date written below or, if applicable, elects cash settlement of such shares pursuant to Section 6.5.3 of the Certificate of Designation. If securities are to be issued in the name of (or cash is to be paid to) a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) filed by the Corporation with the Secretary of State of the State of Delaware on October 13, 2026.

As of the date hereof, the number of shares of Common Stock beneficially owned by the undersigned Holder (together with such Holder’s Attribution Parties), including the number of shares of Common Stock issuable upon conversion of the Series C Non-Voting Preferred Stock subject to this Notice of Conversion, but excluding the number of shares of Common Stock which are issuable upon (A) conversion of the remaining, unconverted Series C Non-Voting Preferred Stock beneficially owned by such Holder or any of its Attribution Parties, and (B) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation (including any warrants) beneficially owned by such Holder or any of its Attribution Parties that are subject to a limitation on conversion or exercise similar to the limitation contained in Section 6.4 of the Certificate of Designation, does not exceed the Beneficial Ownership Limitation applicable to the undersigned Holder. For purposes hereof, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission. In addition, for purposes hereof, “group” has the meaning set forth in Section 13(d) of the Exchange Act and the applicable rules and regulations of the Commission.

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CONVERSION CALCULATIONS:

Date to Effect Conversion:

Number of shares of Series C Non-Voting Preferred Stock owned prior to Conversion:

Number of shares of Series C Non-Voting Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Address for delivery of physical certificates:

For DWAC Delivery, please provide the following:

Broker No.: ______________________________________

Account No.: _____________________________________

[HOLDER]

By:

Name:

Title:

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Annex J

Alaunos Therapeutics, Inc. 2027 Equity Incentive Plan

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Annex K

Alaunos Therapeutics, Inc. 2027 Employee Stock Purchase Plan

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Annex L

Form of Alaunos Proxy Card

ALAUNOS THERAPEUTICS, INC. ATTN: SECRETARY 501 E. LAS OLAS BLVD., SUITE 300 FORT LAUDERDALE, FL 33301

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on [TBD]. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/TCRT2027SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on [TBD]. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T05490-TBD     KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.   DETACH AND RETURN THIS PORTION ONLY

ALAUNOS THERAPEUTICS, INC.
The Board of Directors recommends you vote FOR proposals 1, 2, 3, 4, 5, 6, 7 and 8.

	For	Against	Abstain		For	Against	Abstain

1.   To approve, in accordance with Nasdaq Listing Rules 5635(a) and 5635(b), the issuance of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), upon conversion of the Company’s Series B Non-Voting Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), and the Company’s Series C Non-Voting Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”) (the “Conversion Proposal” or “Proposal No. 1”);

	☐	☐	☐

5.   To approve, on a non-binding, advisory basis, four separate governance proposals relating to certain material differences between the Certificate of Incorporation and the Company’s bylaws, on the one hand, and the Cayman Articles, on the other hand (collectively, the “Advisory Organizational Documents Proposals” or “Proposal No. 5”):

					☐	☐	☐
				5a. Providing for a classified board of directors divided into three classes with staggered three-year terms (“Advisory Organizational Documents Proposal A”);	☐	☐	☐

2.   To approve an amendment to the Company’s Third Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”), to increase the number of authorized shares of Common Stock from 50,000,000 to 400,000,000 (the “Authorized Share Increase” and such proposal, the “Authorized Share Increase Proposal” or “Proposal No. 2”);

	☐	☐	☐

5b.   Providing that any director may be removed from office only for cause, by a special resolution (being the affirmative vote of not less than two-thirds of the votes cast at an annual general meeting or general meeting), subject to the rights of holders of any series of preferred shares to remove directors (“Advisory Organizational Documents Proposal B”);

					☐	☐	☐

3.   To approve an amendment to the Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of Common Stock at a ratio of one new share for every two shares and one new share for every ten shares (or any number in between), as determined by the Board of Directors with the consent of the Lead Investor (as defined in the accompanying proxy statement) (the “Reverse Stock Split” and such proposal, the “Reverse Stock Split Proposal” or “Proposal No. 3” and, together with Proposal No. 2, the “Charter Amendment Proposals”);

	☐	☐	☐

5c.   Providing for the exculpation of officers to the same extent as directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy (“Advisory Organizational Documents Proposal C”);

					☐	☐	☐

5d.   Providing that any action required or permitted to be taken at an annual general meeting or general meeting may be taken without a meeting only by a resolution in writing approved by all of the shareholders entitled to vote thereon (“Advisory Organizational Documents Proposal D”);

					☐	☐	☐

4.   To approve (A) the redomestication of the Company from the State of Delaware to the Cayman Islands by conversion (“Proposal No. 4A”) and, by way of special resolution, (B)(i) the redomestication of the Company from the State of Delaware to the Cayman Islands by way of continuation and (ii) the adoption of the memorandum and articles of association of the Company (the “Cayman Articles”), substantially in the form attached as Annex D to this proxy statement (“Proposal No. 4B” and together with Proposal No. 4A, the “Redomestication Proposal” or “Proposal No. 4”);

	☐	☐	☐	6. To approve the Alaunos Therapeutics, Inc. 2027 Equity Incentive Plan (the “Equity Incentive Plan Proposal” or “Proposal No. 6”);	☐	☐	☐
				7. To approve the Alaunos Therapeutics, Inc. 2027 Employee Stock Purchase Plan (the “ESPP Proposal” or “Proposal No. 7”); and	☐	☐	☐

8.   To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4, 6 and/or 7 (the “Adjournment Proposal” or “Proposal No. 8”).

					☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

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T05491-TBD

ALAUNOS THERAPEUTICS, INC.

Special Meeting of Stockholders

[TBD] 9:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Holger Weis and Ferdinand Groenewald or any of them, as proxies, each with the power to act without the other and to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all of the shares of common stock of ALAUNOS THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders of the Company to be held at 9:00 AM Eastern Time on [TBD], virtually via live webcast at www.virtualshareholdermeeting.com/TCRT2027SM, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations and in the discretion of the proxies with respect to such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Continued and to be signed on reverse side

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